UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05628

Name of Registrant:	Vanguard Malvern Funds
Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2019—September 30, 2020

Item 1: Reports to Shareholders

Annual Report | September 30, 2020

Vanguard U.S. Value Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Your Fund’s Performance at a Glance	1

Advisor’s Report	2

About Your Fund’s Expenses	4

Performance Summary	6

Financial Statements	8

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance

•    Vanguard U.S. Value Fund posted a return of –10.97% for the 12 months ended September 30, 2020, below the performance of its benchmark, which returned –5.67%.

•    The broad U.S. stock market as measured by the Russell 3000 Index returned 15% during the period. The rebound in global stocks began in March and continued in the third quarter. Massive fiscal and monetary support from governments and central banks, signs of economic healing, and reported progress toward a COVID-19 vaccine all buoyed the markets until September, when investor sentiment soured a little.

•    The fund seeks to outperform the Russell 3000 Value Index by investing primarily in stocks of large and midsize companies with attractive valuations and growth prospects relative to their peers.

•    Fund performance was held back as value stocks generally lagged their growth brethren. Energy was the only sector that contributed positively to relative performance. Industrial, real estate, and materials stocks detracted most.

Market Barometer

	Average Annual Total Returns Periods Ended September 30, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.01%	12.38%	14.09%
Russell 2000 Index (Small-caps)	0.39	1.77	8.00
Russell 3000 Index (Broad U.S. market)	15.00	11.65	13.69
FTSE All-World ex US Index (International)	3.55	1.50	6.49

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	6.98%	5.24%	4.18%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	4.09	4.28	3.84
FTSE Three-Month U.S. Treasury Bill Index	1.02	1.65	1.15

CPI
Consumer Price Index	1.37%	1.79%	1.81%

1

Advisor’s Report

For the 12 months ended September 30, 2020, Vanguard U.S. Value Fund posted a return of about –11%, well below the return of its benchmark, the Russell 3000 Value Index.

Investment environment

After a sharp, pandemic-related decline earlier in 2020, global stocks began a rebound in March that continued into the third quarter. Massive fiscal and monetary support from governments and central banks, signs of economic healing, and reported progress toward a COVID-19 vaccine all buoyed the markets. Investor sentiment soured and volatility returned in September, though, amid stretched valuations in the technology sector, a resurgence in coronavirus infections in some regions, and dimmer chances of a new government aid package in the United States.

In the U.S., where the fund concentrates its investments, large-capitalization stocks outpaced mid- and small-caps, and growth stocks again returned more than value stocks. In the global bond market, the pandemic led to a wave of issuance, which drove up supply, but demand held up fairly well. Yields ended the quarter little changed.

Investment objective and strategy

Although it’s important to understand how overall performance is affected by macroeconomic factors, our strategy focuses on company-specific fundamentals. Our stock selection model evaluates companies in our investment universe to identify those with attractive characteristics that we believe will outperform over the long run.

To do this, we use a strict quantitative process that focuses on a combination of five themes or decision models: high quality—healthy balance sheets and consistent cash-flow generation; effective use of capital by management—sound investment policies that favor internal over external funding; consistent earnings growth—a demonstrated ability to grow earnings year after year; strong market sentiment—market confirmation of our view; and reasonable valuation—avoidance of overpriced stocks.

The interaction of these themes generates an opinion on all the stocks in our universe each day. Using the results of our model, we then construct our portfolio with the goal of maximizing expected return while minimizing exposure to risks that our research indicates do not improve returns, such as industry selection and other risks relative to our benchmark.

Our successes and failures

Against this backdrop, the fund’s tilt toward attractively valued companies relative to the benchmark held back returns. Our growth and momentum models aided performance, but our valuation, quality, and management-decision models more than offset those advantages. Ten of the fund’s 11 industry sectors detracted from relative results. Energy added to performance; industrials, real estate, and materials were the biggest detractors.

2

At the individual holding level, the portfolio benefited from information technology stocks Lam Research and Dell, as well as health care companies Abbott Laboratories, Amgen, and Anthem. The greatest shortfalls came from Capital One, Equitable Holdings, and Hanover in financials and Devon Energy and Chevron in energy.

As with any other form of active equity strategy, ours are designed to deliver long-term outperformance. We continue to believe that constructing a portfolio focused on the fundamentals we’ve described will benefit investors over the long term, although we recognize that markets can reward or punish us in the near term. We believe the fund offers a strong mix of stocks with attractive valuation and growth characteristics.

Portfolio Managers:

James P. Stetler

Binbin Guo, Principal, Head of Alpha Equity Investments

Vanguard Quantitative Equity Group

October 15, 2020

3

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•  Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

•  Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

4

Six Months Ended September 30, 2020

	Beginning	Ending	Expenses
U.S. Value Fund	Account Value	Account Value	Paid During
	3/31/2020	9/30/2020	Period
Based on Actual Fund Return	$1,000.00	$1,201.70	$1.21
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.90	1.11

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.22%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

5

U.S. Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2010, Through September 30, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2020
				Final Value

	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
U.S. Value Fund	-10.97%	4.51%	9.35%	$24,440
Russell 3000 Value Index	-5.67	7.43	9.75	25,352
Dow Jones U.S. Total Stock Market Float Adjusted Index	14.77	13.60	13.43	35,263

See Financial Highlights for dividend and capital gains information.

6

U.S. Value Fund

Fund Allocation

As of September 30, 2020

Communication Services	9.2%
Consumer Discretionary	7.9
Consumer Staples	8.1
Energy	3.8
Financials	18.6
Health Care	14.3
Industrials	13.2
Information Technology	9.6
Materials	4.7
Real Estate	4.6
Utilities	6.0

The table reflects the fund's investments, except for short term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

7

U.S. Value Fund

Financial Statements

Schedule of Investments

As of September 30, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.6%)
Communication Services (9.2%)
	Verizon Communications Inc.	346,342	20,604
*	Alphabet Inc. Class C	8,111	11,920
	AT&T Inc.	399,279	11,383
	Walt Disney Co.	88,761	11,014
	Comcast Corp. Class A	215,158	9,953
	Activision Blizzard Inc.	79,914	6,469
*	Discovery Inc. Class A	287,571	6,260
	CenturyLink Inc.	379,332	3,827
	News Corp. Class A	167,162	2,344
*	Alphabet Inc. Class A	1,310	1,920
*	Take-Two Interactive Software Inc.	9,935	1,641
*	Liberty Broadband Corp. Class A	10,306	1,462
*	Zynga Inc. Class A	127,679	1,164
*	Lions Gate Entertainment Corp. Class A	105,557	1,001
*	Cars.com Inc.	104,591	845
*	Pinterest Inc. Class A	16,519	686
	News Corp. Class B	47,604	666
*	MSG Networks Inc.	53,922	516
			93,675
Consumer Discretionary (7.8%)
	Home Depot Inc.	45,075	12,518
	McDonald’s Corp.	29,749	6,530
	Yum! Brands Inc.	64,705	5,908
	Target Corp.	34,821	5,481
	Whirlpool Corp.	27,555	5,067
	Service Corp. International	101,195	4,268
*	frontdoor Inc.	92,288	3,591
*	Meritage Homes Corp.	31,680	3,497
	Best Buy Co. Inc.	28,463	3,168
	Papa John’s International Inc.	35,971	2,960
	Gentex Corp.	93,822	2,416
	Brunswick Corp.	37,094	2,185
	Aaron’s Inc.	35,982	2,038
	eBay Inc.	37,984	1,979
	Rent-A-Center Inc.	65,593	1,961
	Yum China Holdings Inc.	27,358	1,449
*	Laureate Education Inc. Class A	107,173	1,423
	Thor Industries Inc.	13,268	1,264
*	Caesars Entertainment Inc.	20,658	1,158
*	Murphy USA Inc.	7,713	989
	Ford Motor Co.	141,005	939
	Kontoor Brands Inc.	37,930	918
*	Nautilus Inc.	52,172	895
*,^	GameStop Corp. Class A	85,501	872
	Standard Motor Products Inc.	15,310	684
	ODP Corp.	35,126	683
*	American Axle & Manufacturing Holdings Inc.	113,404	654
*	CarParts.com Inc.	58,436	632
*	Hibbett Sports Inc.	15,542	610
*	M/I Homes Inc.	12,968	597
	H&R Block Inc.	35,850	584
*	Lakeland Industries Inc.	26,615	527
*	Tupperware Brands Corp.	25,067	505
*	Turtle Beach Corp.	27,228	495
	Big Lots Inc.	11,047	493
			79,938
Consumer Staples (8.1%)
	Walmart Inc.	135,016	18,890
	Procter & Gamble Co.	129,202	17,958
	Altria Group Inc.	199,533	7,710
	Campbell Soup Co.	144,149	6,972
	Kraft Heinz Co.	199,620	5,979
	Philip Morris International Inc.	78,180	5,863
	General Mills Inc.	79,593	4,909
	Coca-Cola Co.	68,343	3,374
*	TreeHouse Foods Inc.	80,686	3,270
*	Edgewell Personal Care Co.	92,920	2,591
	Kimberly-Clark Corp.	13,904	2,053

8

U.S. Value Fund

			Market
			Value•
		Shares	($000)
*	Hain Celestial Group Inc.	53,842	1,847
	Casey’s General Stores Inc.	4,733	841
	Conagra Brands Inc.	21,962	784
			83,041
Energy (3.8%)
	Exxon Mobil Corp.	340,073	11,675
	Chevron Corp.	161,410	11,621
*	Green Plains Inc.	130,559	2,021
	DHT Holdings Inc.	374,934	1,935
	ConocoPhillips	48,616	1,596
	Schlumberger Ltd.	81,380	1,266
	National Oilwell Varco Inc.	128,979	1,169
	Halliburton Co.	81,944	987
	Devon Energy Corp.	99,936	945
*	Magnolia Oil & Gas Corp. Class A	160,872	832
	Teekay Tankers Ltd. Class A	75,174	815
	World Fuel Services Corp.	36,145	766
	Apache Corp.	77,177	731
	Range Resources Corp.	77,639	514
	Williams Cos. Inc.	25,068	493
	Kinder Morgan Inc.	39,251	484
	Targa Resources Corp.	33,540	471
*	Oceaneering International Inc.	129,680	456
			38,777
Financials (18.6%)
*	Berkshire Hathaway Inc. Class B	134,782	28,700
	JPMorgan Chase & Co.	234,426	22,568
	Bank of America Corp.	506,324	12,197
	Citigroup Inc.	272,501	11,748
	Morgan Stanley	208,739	10,093
	Allstate Corp.	92,289	8,688
	Intercontinental Exchange Inc.	71,643	7,168
	MetLife Inc.	185,963	6,912
	Hanover Insurance Group Inc.	55,312	5,154
	CME Group Inc.	29,376	4,915
	Synchrony Financial	182,059	4,764
	Navient Corp.	554,780	4,688
	Progressive Corp.	43,671	4,134
	Regions Financial Corp.	353,642	4,077
	Wells Fargo & Co.	166,921	3,924
	Associated Banc-Corp	304,678	3,845
	FNB Corp.	545,487	3,698
	CNO Financial Group Inc.	217,680	3,492
	S&P Global Inc.	8,382	3,023
	OFG Bancorp	238,710	2,974
	Bank of New York Mellon Corp.	83,275	2,860
	Fifth Third Bancorp	130,605	2,785
	Flagstar Bancorp Inc.	90,710	2,688
	Equitable Holdings Inc.	133,242	2,430
	Erie Indemnity Co. Class A	10,722	2,255
	Primerica Inc.	15,416	1,744
	State Street Corp.	28,362	1,683
	BlackRock Inc.	2,779	1,566
	Interactive Brokers Group Inc.	30,999	1,498
	Universal Insurance Holdings Inc.	95,517	1,322
*	Brighthouse Financial Inc.	46,144	1,242
	Hilltop Holdings Inc.	60,281	1,241
*	Enova International Inc.	71,986	1,180
*	Cannae Holdings Inc.	30,209	1,126
	Cowen Inc. Class A	68,280	1,111
	Cboe Global Markets Inc.	12,393	1,087
*	NMI Holdings Inc. Class A	51,355	914
	Artisan Partners Asset Management Inc. Class A	22,143	863
	First Horizon National Corp.	84,675	798
	Aflac Inc.	21,462	780
	Virtu Financial Inc. Class A	28,969	667
	Popular Inc.	18,122	657
	Unum Group	32,072	540
	Cullen/Frost Bankers Inc.	7,145	457
			190,256
Health Care (14.2%)
	Johnson & Johnson	194,880	29,014
	Abbott Laboratories	112,721	12,267
	Pfizer Inc.	310,178	11,384
	Anthem Inc.	37,625	10,106
	Merck & Co. Inc.	99,186	8,227
*	IQVIA Holdings Inc.	50,600	7,976
	Danaher Corp.	34,801	7,494
	Medtronic plc	58,978	6,129
	Cigna Corp.	35,813	6,067
	HCA Healthcare Inc.	48,550	6,053
	Cardinal Health Inc.	123,980	5,821
*	DaVita Inc.	62,808	5,379
	Becton Dickinson and Co.	16,755	3,899
	CVS Health Corp.	61,761	3,607
	McKesson Corp.	23,557	3,508
*	Biogen Inc.	10,803	3,065
*	Syneos Health Inc.	56,081	2,981
	Eli Lilly and Co.	18,858	2,791
*	Medpace Holdings Inc.	19,372	2,165
*	Tenet Healthcare Corp.	71,736	1,758
	Thermo Fisher Scientific Inc.	3,582	1,582
*,^	AMAG Pharmaceuticals Inc.	152,361	1,432
	Gilead Sciences Inc.	21,156	1,337
*	Pacific Biosciences of California Inc.	81,602	805

9

U.S. Value Fund

			Market
			Value•
		Shares	($000)
*,^	Precigen Inc.	97,922	343
*,^	Mallinckrodt plc	264,465	257
			145,447
Industrials (13.2%)
	General Electric Co.	1,508,971	9,401
	Deere & Co.	37,779	8,373
	Masco Corp.	135,395	7,464
	WW Grainger Inc.	20,120	7,178
	Honeywell International Inc.	43,207	7,112
	Expeditors International of Washington Inc.	76,939	6,965
	Lockheed Martin Corp.	17,409	6,673
	Landstar System Inc.	45,810	5,749
*	Colfax Corp.	173,252	5,433
	Kansas City Southern	27,113	4,903
*	GMS Inc.	201,515	4,856
*	Builders FirstSource Inc.	142,824	4,659
	United Parcel Service Inc. Class B	26,180	4,362
	Northrop Grumman Corp.	12,028	3,795
*	United Rentals Inc.	19,048	3,324
	UFP Industries Inc.	55,726	3,149
	Owens Corning	44,119	3,036
	Union Pacific Corp.	14,012	2,759
	Illinois Tool Works Inc.	13,460	2,601
	CSX Corp.	28,063	2,180
	CoreLogic Inc.	30,213	2,044
	Boeing Co.	12,072	1,995
	Nordson Corp.	9,759	1,872
*	Foundation Building Materials Inc.	112,651	1,771
	Deluxe Corp.	68,483	1,762
	Emerson Electric Co.	24,857	1,630
	Southwest Airlines Co.	43,185	1,619
	Herman Miller Inc.	51,222	1,545
	Werner Enterprises Inc.	35,515	1,491
	Pentair plc	31,818	1,456
	Johnson Controls International plc	33,913	1,385
	General Dynamics Corp.	9,286	1,285
	Stanley Black & Decker Inc.	7,923	1,285
	Nielsen Holdings plc	84,125	1,193
	Trane Technologies plc	9,547	1,158
	Rockwell Automation Inc.	5,060	1,117
*	FTI Consulting Inc.	10,531	1,116
	Schneider National Inc. Class B	37,076	917
*	Generac Holdings Inc.	4,287	830
	3M Co.	5,152	825
	Steelcase Inc. Class A	67,382	681
	Rush Enterprises Inc. Class A	10,480	530
	Franklin Electric Co. Inc.	8,963	527
	Raytheon Technologies Corp.	9,156	527
*	Echo Global Logistics Inc.	20,170	520
			135,053
Information Technology (9.4%)
	Intel Corp.	361,897	18,739
	HP Inc.	378,484	7,187
*	Synaptics Inc.	81,818	6,580
	Booz Allen Hamilton Holding Corp. Class A	77,148	6,402
	Cisco Systems Inc.	156,542	6,166
*	CACI International Inc. Class A	28,803	6,140
	Oracle Corp.	102,080	6,094
*	Dell Technologies Inc.	73,066	4,946
*	Synopsys Inc.	16,895	3,615
	NortonLifeLock Inc.	162,605	3,389
	International Business Machines Corp.	27,748	3,376
	Western Digital Corp.	77,846	2,845
*	Amkor Technology Inc.	253,378	2,838
*	Autodesk Inc.	9,649	2,229
	Avnet Inc.	74,531	1,926
	Jabil Inc.	46,868	1,606
*	Lumentum Holdings Inc.	20,324	1,527
	Texas Instruments Inc.	10,365	1,480
*	eGain Corp.	81,487	1,155
	Plantronics Inc.	97,122	1,150
*	Cardtronics plc Class A	48,121	953
*	NeoPhotonics Corp.	123,853	754
*	Crowdstrike Holdings Inc. Class A	4,835	664
*	NETGEAR Inc.	21,037	648
*	Diebold Nixdorf Inc.	80,698	616
	Microchip Technology Inc.	5,748	591
*	MACOM Technology Solutions Holdings Inc.	16,800	571
*	SMART Global Holdings Inc.	19,447	532
*	CommScope Holding Co.Inc.	52,976	477
*	Ciena Corp.	9,147	363
			95,559
Materials (4.7%)
	Linde plc	34,375	8,186
*	Element Solutions Inc.	545,942	5,738
	Corteva Inc.	195,308	5,627
	Ecolab Inc.	23,939	4,784
	International Paper Co.	115,361	4,677
	DuPont de Nemours Inc.	67,910	3,768
	Royal Gold Inc.	29,749	3,575
	Boise Cascade Co.	62,143	2,481
	Sensient Technologies Corp.	35,618	2,056

10

U.S. Value Fund

		Market
		Value•
	Shares	($000)
* Crown Holdings Inc.	26,414	2,030
Reliance Steel & Aluminum Co.	18,400	1,877
* Coeur Mining Inc.	216,550	1,598
Commercial Metals Co.	78,854	1,575
		47,972
Real Estate (4.6%)
SBA Communications
Corp. Class A	20,106	6,403
Sabra Health Care REIT Inc.	439,845	6,063
Weyerhaeuser Co.	192,805	5,499
Iron Mountain Inc.	203,879	5,462
Gaming and Leisure Properties Inc.	143,614	5,304
SL Green Realty Corp.	89,919	4,170
PotlatchDeltic Corp.	80,907	3,406
Brandywine Realty Trust	177,670	1,837
CoreCivic Inc.	219,513	1,756
Omega Healthcare Investors Inc.	55,596	1,665
VICI Properties Inc.	56,851	1,329
* Realogy Holdings Corp.	123,463	1,165
GEO Group Inc.	101,057	1,146
Regency Centers Corp.	20,257	770
Spirit Realty Capital Inc.	19,507	658
CyrusOne Inc.	7,105	498
		47,131
Utilities (6.0%)
Southern Co.	193,660	10,500
Exelon Corp.	253,783	9,075
Sempra Energy	58,507	6,925
NextEra Energy Inc.	14,593	4,050
Vistra Corp.	214,450	4,045
Dominion Energy Inc.	43,536	3,436
Consolidated Edison Inc.	42,895	3,337
FirstEnergy Corp.	97,516	2,800
Hawaiian Electric Industries Inc.	78,680	2,615
Evergy Inc.	51,431	2,614
Ameren Corp.	29,056	2,298
CenterPoint Energy Inc.	109,846	2,126
Entergy Corp.	20,307	2,001
Clearway Energy Inc. Class A	65,522	1,618
PNM Resources Inc.	29,761	1,230
AES Corp.	66,465	1,204
NRG Energy Inc.	31,914	981
		60,855
Total Common Stocks
(Cost $909,560)		1,017,704
Temporary Cash Investments (0.7%)
Money Market Fund (0.7%)
[1,2] Vanguard Market Liquidity Fund, 0.117%	68,455	6,845

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[3] United States Cash Management Bill,0.146%,12/15/20	500	500
Total Temporary Cash Investments (Cost $7,345)		7,345
Total Investments (100.3%) (Cost $916,905)		1,025,049
Other Assets and Liabilities—Net (-0.3%)		(2,871)
Net Assets (100%)		1,022,178

Cost is in $000.

•	See Note A in Notes to Financial Statements.

*	Non-income-producing security.

^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $2,396,000.

1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2	Collateral of $2,579,000 was received for securities on loan.

3	Securities with a value of $417,000 have been segregated as initial margin for open futures contracts.

REIT—Real Estate Investment Trust.

11

U.S. Value Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2020	31	5,196	8

See accompanying Notes, which are an integral part of the Financial Statements.

12

U.S. Value Fund

Statement of Assets and Liabilities

As of September 30, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $910,060)	1,018,204
Affiliated Issuers (Cost $6,845)	6,845
Total Investments in Securities	1,025,049
Investment in Vanguard	45
Receivables for Accrued Income	1,124
Receivables for Capital Shares Issued	121
Variation Margin Receivable—Futures Contracts	29
Total Assets	1,026,368
Liabilities
Due to Custodian	48
Collateral for Securities on Loan	2,579
Payables for Capital Shares Redeemed	1,445
Payables to Vanguard	118
Total Liabilities	4,190
Net Assets	1,022,178

At September 30, 2020, net assets consisted of:

Paid-in Capital	977,057
Total Distributable Earnings (Loss)	45,121
Net Assets	1,022,178

Net Assets
Applicable to 65,731,975 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,022,178
Net Asset Value Per Share	$15.55

See accompanying Notes, which are an integral part of the Financial Statements.

13

U.S. Value Fund

Statement of Operations

Year Ended
September 30, 2020
($000)
Investment Income
Income
Dividends	31,374
Interest[1]	50
Securities Lending—Net	677
Total Income	32,101
Expenses
The Vanguard Group—Note B
Investment Advisory Services	966
Management and Administrative	1,528
Marketing and Distribution	132
Custodian Fees	12
Auditing Fees	30
Shareholders’ Reports	27
Trustees’ Fees and Expenses	1
Total Expenses	2,696
Net Investment Income	29,405
Realized Net Gain (Loss)
Investment Securities Sold[1]	(81,417)
Futures Contracts	849
Realized Net Gain (Loss)	(80,568)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(95,642)
Futures Contracts	72
Change in Unrealized Appreciation (Depreciation)	(95,570)
Net Increase (Decrease) in Net Assets Resulting from Operations	(146,733)

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $45,000, ($3,000), and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

14

U.S. Value Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	29,405	36,380
Realized Net Gain (Loss)	(80,568)	11,842
Change in Unrealized Appreciation (Depreciation)	(95,570)	(106,148)
Net Increase (Decrease) in Net Assets Resulting from Operations	(146,733)	(57,926)
Distributions[1]
Total Distributions	(47,673)	(103,313)
Capital Share Transactions
Issued	224,508	184,404
Issued in Lieu of Cash Distributions	44,434	96,928
Redeemed	(499,737)	(364,718)
Net Increase (Decrease) from Capital Share Transactions	(230,795)	(83,386)
Total Increase (Decrease)	(425,201)	(244,625)
Net Assets
Beginning of Period	1,447,379	1,692,004
End of Period	1,022,178	1,447,379

1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

15

U.S. Value Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$18.04	$20.03	$19.63	$17.25	$16.48
Investment Operations
Net Investment Income	.394[1]	.432[1]	.373[1]	.437[1]	.440
Net Realized and Unrealized Gain (Loss) on Investments	(2.275)	(1.176)	1.563	2.606	1.341
Total from Investment Operations	(1.881)	(.744)	1.936	3.043	1.781
Distributions
Dividends from Net Investment Income	(.431)	(.389)	(.382)	(.386)	(.358)
Distributions from Realized Capital Gains	(.178)	(.857)	(1.154)	(.277)	(.653)
Total Distributions	(.609)	(1.246)	(1.536)	(.663)	(1.011)
Net Asset Value, End of Period	$15.55	$18.04	$20.03	$19.63	$17.25

Total Return[2]	-10.97%	-2.98%	10.22%	17.87%	11.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,022	$1,447	$1,692	$1,675	$1,374
Ratio of Total Expenses to Average Net Assets	0.22%	0.22%	0.22%	0.23%	0.23%
Ratio of Net Investment Income to Average Net Assets	2.40%	2.43%	1.92%	2.36%	2.63%
Portfolio Turnover Rate	54%	61%	75%	95%	76%

1	Calculated based on average shares outstanding.

2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

16

U.S. Value Fund

Notes to Financial Statements

Vanguard U.S. Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. In July 2020, the board of trustees approved an agreement and plan of reorganization whereby Vanguard U.S. Value Fund would be reorganized into Vanguard Value Index Fund. This reorganization requires approval by Vanguard U.S. Value Fund shareholders and will be submitted to shareholders at a special meeting to be held on or about January 22, 2021.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearing-house imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended September 30, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

17

U.S. Value Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

18

U.S. Value Fund

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended September 30, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2020, the fund had contributed to Vanguard capital in the amount of $45,000, representing less than 0.01% of the fund’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

19

U.S. Value Fund

The following table summarizes the market value of the fund’s investments and derivatives as of September 30, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
Common Stocks	1,017,704	—	—	1,017,704
Temporary Cash Investments	6,845	500	—	7,345
Total	1,024,549	500	—	1,025,049
Derivative Financial Instruments
Assets
Futures Contracts[1]	29	—	—	29

1 Represents variation margin on the last day of the reporting period.

D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the deferral of qualified late-year losses. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	19,973
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	—
Qualified Late-Year Losses	(82,996)
Net Unrealized Gains (Losses)	108,144

The tax character of distributions paid was as follows:

	Year Ended September 30,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	33,730	32,254
Long-Term Capital Gains	13,943	71,059
Total	47,673	103,313

*	Includes short-term capital gains, if any.

20

U.S. Value Fund

As of September 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	916,905
Gross Unrealized Appreciation	187,584
Gross Unrealized Depreciation	(79,440)
Net Unrealized Appreciation (Depreciation)	108,144

E.  During the year ended September 30, 2020, the fund purchased $657,790,000 of investment securities and sold $902,410,000 of investment securities, other than U.S. government securities and temporary cash investments.

F.  Capital shares issued and redeemed were:

	Year Ended September 30,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	14,745	10,484
Issued in Lieu of Cash Distributions	2,397	6,009
Redeemed	(31,647)	(20,731)
Net Increase (Decrease) in Shares Outstanding	(14,505)	(4,238)

G.  Management has determined that no events or transactions occurred subsequent to September 30, 2020, that would require recognition or disclosure in these financial statements.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Malvern Funds and Shareholders of Vanguard U.S. Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard U.S. Value Fund (one of the funds constituting Vanguard Malvern Funds, referred to hereafter as the “Fund”) as of September 30, 2020, the related statement of operations for the year ended September 30, 2020, the statement of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2020 and the financial highlights for each of the five years in the period ended September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 12, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

22

Special 2020 tax information (unaudited) for Vanguard U.S. Value Fund

This information for the fiscal year ended September 30, 2020, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $13,943,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

The fund distributed $32,897,000 of qualified dividend income to shareholders during the fiscal year.

The fund distributed $833,000 of qualified business income to shareholders during the fiscal year.

For corporate shareholders, 96.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

23

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018– present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufac-turing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

John Galloway

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

© 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1240 112020

Annual Report | September 30, 2020

Vanguard Short-Term Inflation-Protected Securities Index Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Your Fund’s Performance at a Glance	1

About Your Fund’s Expenses	2

Performance Summary	4

Financial Statements	7

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance

•   For the 12 months ended September 30, 2020, returns for Vanguard Short-Term Inflation-Protected Securities Index Fund ranged from 4.64% for Investor Shares to 4.74% for ETF Shares (based on net asset value). The fund’s benchmark, which has no expenses, returned 4.89%.

•   The outbreak of the novel coronavirus—and the aggressive efforts to contain it— upended economies and financial markets worldwide during the period. It led to lockdowns, the shuttering of nonessential businesses, and travel restrictions in many countries. Economic activity contracted sharply and unemployment soared.

•   Many governments and central banks around the world took emergency action to provide fiscal and monetary support to blunt the impact of the pandemic. The U.S. Federal Reserve slashed its target range for short-term interest rates to 0%–0.25% and began purchasing government, mortgage-backed, and corporate securities to buoy the bond market.

•   Those actions, along with greater uncertainty in the markets, contributed to yields of regular Treasuries ending the period significantly lower—and their prices higher.

•   Treasury Inflation-Protected Securities (TIPS) performed well as inflation expectations fell sharply but rebounded to finish the period higher. The 5-year break-even inflation rate—considered a measure of the expected annualized rate of inflation over the coming five years—rose to 1.53% at the end of September from 1.34% a year earlier.

Market Barometer
		Average Annual Total Returns
	Periods Ended September 30, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.01%	12.38%	14.09%
Russell 2000 Index (Small-caps)	0.39	1.77	8.00
Russell 3000 Index (Broad U.S. market)	15.00	11.65	13.69
FTSE All-World ex US Index (International)	3.55	1.50	6.49

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	6.98%	5.24%	4.18%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	4.09	4.28	3.84
FTSE Three-Month U.S. Treasury Bill Index	1.02	1.65	1.15

CPI
Consumer Price Index	1.37%	1.79%	1.81%

1

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•   Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

2

Six Months Ended September 30, 2020
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Short-Term Inflation-Protected Securities Index Fund	3/31/2020	9/30/2020	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,043.43	$0.72
ETF Shares	1,000.00	1,043.81	0.26
Admiral™ Shares	1,000.00	1,043.57	0.31
Institutional Shares	1,000.00	1,043.69	0.20
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.30	$0.71
ETF Shares	1,000.00	1,024.75	0.25
Admiral Shares	1,000.00	1,024.70	0.30
Institutional Shares	1,000.00	1,024.80	0.20

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.14% for Investor Shares, 0.05% for ETF Shares, 0.06% for Admiral Shares, and 0.04% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

3

Short-Term Inflation-Protected Securities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 16, 2012, Through September 30, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2020
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(10/16/2012)	Investment
Short-Term Inflation-Protected Securities Index Fund Investor Shares	4.64%	2.33%	1.16%	$10,963
Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index	4.89	2.48	1.27	11,059
Bloomberg Barclays U.S. Aggregate Bond Index	6.98	4.18	3.26	12,908

“Since Inception” performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(10/12/2012)	Investment
Short-Term Inflation-Protected Securities Index Fund ETF Shares Net Asset Value	4.74%	2.42%	1.25%	$11,042
Short-Term Inflation-Protected Securities Index Fund ETF Shares Market Price Value	4.76%	2.41%	1.26%	11,050
Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index	4.89	2.48	1.27	11,057
Bloomberg Barclays U.S. Aggregate Bond Index	6.98	4.18	3.24	12,890

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

4

Short-Term Inflation-Protected Securities Index Fund

	Average Annual Total Returns
	Periods Ended September 30, 2020
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(10/16/2012)	Investment
Short-Term Inflation-Protected Securities Index Fund Admiral Shares	4.72%	2.40%	1.25%	$11,040
Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index	4.89	2.48	1.27	11,059
Bloomberg Barclays U.S. Aggregate Bond Index	6.98	4.18	3.26	12,908

“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(10/17/2012)	Investment
Short-Term Inflation-Protected Securities Index Fund Institutional Shares	4.73%	2.43%	1.28%	$5,533,750
Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index	4.89	2.48	1.28	5,533,166
Bloomberg Barclays U.S. Aggregate Bond Index	6.98	4.18	3.29	6,468,907

“Since Inception” performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: October 12, 2012, Through September 30, 2020

			Since
	One	Five	Inception
	Year	Years	(10/12/2012)
Short-Term Inflation-Protected Securities Index Fund ETF Shares Market Price	4.76%	12.67%	10.50%
Short-Term Inflation-Protected Securities Index Fund ETF Shares Net Asset Value	4.74	12.69	10.42
Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index	4.89	13.04	10.57

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

5

Short-Term Inflation-Protected Securities Index Fund

Distribution by Stated Maturity

As of September 30, 2020

Under 1 Year	16.1%
1 - 2 Years	18.8
2 - 3 Years	19.9
3 - 4 Years	17.8
4 - 5 Years	27.3
Over 5 Years	0.1

The table reflects the fund’s investments, except for short-term investments. The fund invests in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.

6

Short-Term Inflation-Protected Securities Index Fund

Financial Statements

Schedule of Investments

As of September 30, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.4%)
U.S. Government Securities (99.4%)
United States Treasury Inflation Indexed Bonds		1.125%	1/15/21	1,666,865	1,985,118
United States Treasury Inflation Indexed Bonds		0.125%	4/15/21	1,971,124	2,161,940
United States Treasury Inflation Indexed Bonds		0.625%	7/15/21	1,611,944	1,879,145
United States Treasury Inflation Indexed Bonds		0.125%	1/15/22	2,027,211	2,355,872
United States Treasury Inflation Indexed Bonds		0.125%	4/15/22	2,189,566	2,372,864
United States Treasury Inflation Indexed Bonds		0.125%	7/15/22	2,002,703	2,313,577
United States Treasury Inflation Indexed Bonds		0.125%	1/15/23	2,265,594	2,619,447
United States Treasury Inflation Indexed Bonds		0.625%	4/15/23	2,054,860	2,240,929
United States Treasury Inflation Indexed Bonds		0.375%	7/15/23	2,220,816	2,592,362
United States Treasury Inflation Indexed Bonds		0.625%	1/15/24	2,140,602	2,524,122
United States Treasury Inflation Indexed Bonds		0.500%	4/15/24	1,545,363	1,684,838
United States Treasury Inflation Indexed Bonds		0.125%	7/15/24	2,125,219	2,451,294
United States Treasury Inflation Indexed Bonds		0.125%	10/15/24	1,773,613	1,898,891
United States Treasury Inflation Indexed Bonds		0.250%	1/15/25	2,118,323	2,470,818
United States Treasury Inflation Indexed Bonds		2.375%	1/15/25	1,032,299	1,645,990
United States Treasury Inflation Indexed Bonds		0.125%	4/15/25	1,809,716	1,931,053
United States Treasury Inflation Indexed Bonds		0.375%	7/15/25	1,950,433	2,310,498
United States Treasury Inflation Indexed Bonds		0.625%	1/15/26	19,000	22,806
United States Treasury Inflation Indexed Bonds		2.000%	1/15/26	15,000	23,045
Total U.S. Government and Agency Obligations (Cost $36,375,539)					37,484,609

				Shares
Temporary Cash Investment (0.4%)
Money Market Fund (0.4%)
1	Vanguard Market Liquidity Fund (Cost $158,646)	0.117%		1,586,546	158,655
Total Investments (99.8%) (Cost $36,534,185)					37,643,264
Other Assets and Liabilities—Net (0.2%)					58,027
Net Assets (100%)					37,701,291

Cost is in $000.

•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

7

Short-Term Inflation-Protected Securities Index Fund

Statement of Assets and Liabilities

As of September 30, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $36,375,539)	37,484,609
Affiliated Issuers (Cost $158,646)	158,655
Total Investments in Securities	37,643,264
Investment in Vanguard	1,529
Cash	136
Receivables for Accrued Income	39,488
Receivables for Capital Shares Issued	116,607
Total Assets	37,801,024
Liabilities
Payables for Investment Securities Purchased	79,159
Payables for Capital Shares Redeemed	13,851
Payables for Distributions	5,399
Payables to Vanguard	1,324
Total Liabilities	99,733
Net Assets	37,701,291

8

Short-Term Inflation-Protected Securities Index Fund

Statement of Assets and Liabilities (continued)

At September 30, 2020, net assets consisted of:

($000s, except shares and per-share amounts)	Amount
Paid-in Capital	36,640,549
Total Distributable Earnings (Loss)	1,060,742
Net Assets	37,701,291

Investor Shares–Net Assets
Applicable to 317,316,436 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	8,062,779
Net Asset Value Per Share–Investor Shares	$25.41

ETF Shares–Net Assets
Applicable to 180,784,571 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	9,217,408
Net Asset Value Per Share–ETF Shares	$50.99

Admiral Shares–Net Assets
Applicable to 335,700,643 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	8,540,708
Net Asset Value Per Share–Admiral Shares	$25.44

Institutional Shares–Net Assets
Applicable to 466,648,508 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	11,880,396
Net Asset Value Per Share–Institutional Shares	$25.46

See accompanying Notes, which are an integral part of the Financial Statements.

9

Short-Term Inflation-Protected Securities Index Fund

Statement of Operations

Year Ended
September 30, 2020
($000)
Investment Income
Income
Interest[1]	422,371
Total Income	422,371
Expenses
The Vanguard Group—Note B
Investment Advisory Services	957
Management and Administrative—Investor Shares	9,332
Management and Administrative—ETF Shares	2,650
Management and Administrative—Admiral Shares	3,737
Management and Administrative—Institutional Shares	3,503
Marketing and Distribution—Investor Shares	697
Marketing and Distribution—ETF Shares	446
Marketing and Distribution—Admiral Shares	561
Marketing and Distribution—Institutional Shares	402
Custodian Fees	158
Auditing Fees	67
Shareholders’ Reports—Investor Shares	49
Shareholders’ Reports—ETF Shares	379
Shareholders’ Reports—Admiral Shares	100
Shareholders’ Reports—Institutional Shares	6
Trustees’ Fees and Expenses	20
Total Expenses	23,064
Net Investment Income	399,307
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	(13,046)
Futures Contracts	(9,046)
Realized Net Gain (Loss)	(22,092)
Change in Unrealized Appreciation (Depreciation) of Investment Securities1	1,120,319
Net Increase (Decrease) in Net Assets Resulting from Operations	1,497,534

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $3,127,000, $496,000, and $9,000, respectively. Purchases and sales are for temporary cash investment purposes.

2	Includes $8,761,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

10

Short-Term Inflation-Protected Securities Index Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	399,307	586,202
Realized Net Gain (Loss)	(22,092)	(47,302)
Change in Unrealized Appreciation (Depreciation)	1,120,319	432,416
Net Increase (Decrease) in Net Assets Resulting from Operations	1,497,534	971,316
Distributions[1]
Investor Shares	(89,472)	(129,427)
ETF Shares	(50,954)	(125,996)
Admiral Shares	(99,255)	(137,254)
Institutional Shares	(139,828)	(178,041)
Total Distributions	(379,509)	(570,718)
Capital Share Transactions
Investor Shares	815,588	240,591
ETF Shares	2,047,806	1,350,372
Admiral Shares	952,458	709,238
Institutional Shares	1,568,293	1,775,121
Net Increase (Decrease) from Capital Share Transactions	5,384,145	4,075,322
Total Increase (Decrease)	6,502,170	4,475,920
Net Assets
Beginning of Period	31,199,121	26,723,201
End of Period	37,701,291	31,199,121

1 Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$24.57	$24.23	$24.77	$24.83	$24.23
Investment Operations
Net Investment Income[1]	.272	.483	.669	.312	.080
Net Realized and Unrealized Gain (Loss) on Investments	.862	.324	(.448)	(.237)	.520
Total from Investment Operations	1.134	.807	.221	.075	.600
Distributions
Dividends from Net Investment Income	(.294)	(.467)	(.761)	(.135)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.294)	(.467)	(.761)	(.135)	—
Net Asset Value, End of Period	$25.41	$24.57	$24.23	$24.77	$24.83

Total Return[2]	4.64%	3.36%	0.91%	0.31%	2.48%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,063	$7,014	$6,679	$5,904	$5,088
Ratio of Total Expenses to Average Net Assets	0.14%	0.14%	0.14%	0.15%	0.16%
Ratio of Net Investment Income to Average Net Assets	1.09%	1.98%	2.73%	1.26%	0.42%
Portfolio Turnover Rate[3]	37%	26%	25%	27%	28%

1	Calculated based on average shares outstanding.

2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$49.03	$48.34	$49.41	$49.59	$48.36
Investment Operations
Net Investment Income[1]	.634	1.003	1.358	.671	.251
Net Realized and Unrealized Gain (Loss) on Investments	1.677	.652	(.869)	(.477)	.979
Total from Investment Operations	2.311	1.655	.489	.194	1.230
Distributions
Dividends from Net Investment Income	(.351)	(.965)	(1.559)	(.374)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.351)	(.965)	(1.559)	(.374)	—
Net Asset Value, End of Period	$50.99	$49.03	$48.34	$49.41	$49.59

Total Return	4.74%	3.46%	1.01%	0.40%	2.54%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,217	$6,884	$5,453	$3,881	$2,478
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.06%	0.06%	0.07%
Ratio of Net Investment Income to Average Net Assets	1.27%	2.07%	2.81%	1.35%	0.51%
Portfolio Turnover Rate[2]	37%	26%	25%	27%	28%

1	Calculated based on average shares outstanding.

2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

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Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$24.60	$24.25	$24.79	$24.88	$24.27
Investment Operations
Net Investment Income[1]	.294	.500	.692	.338	.149
Net Realized and Unrealized Gain (Loss) on Investments	.860	.332	(.450)	(.241)	.461
Total from Investment Operations	1.154	.832	.242	.097	.610
Distributions
Dividends from Net Investment Income	(.314)	(.482)	(.782)	(.187)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.314)	(.482)	(.782)	(.187)	—
Net Asset Value, End of Period	$25.44	$24.60	$24.25	$24.79	$24.88

Total Return[2]	4.72%	3.46%	1.00%	0.40%	2.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,541	$7,333	$6,525	$5,078	$3,373
Ratio of Total Expenses to Average Net Assets	0.06%	0.06%	0.06%	0.06%	0.07%
Ratio of Net Investment Income to Average Net Assets	1.18%	2.06%	2.81%	1.35%	0.51%
Portfolio Turnover Rate[3]	37%	26%	25%	27%	28%

1	Calculated based on average shares outstanding.

2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

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Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$24.62	$24.27	$24.81	$24.90	$24.28
Investment Operations
Net Investment Income[1]	.306	.517	.696	.333	.139
Net Realized and Unrealized Gain (Loss) on Investments	.853	.319	(.449)	(.225)	.481
Total from Investment Operations	1.159	.836	.247	.108	.620
Distributions
Dividends from Net Investment Income	(.319)	(.486)	(.787)	(.198)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.319)	(.486)	(.787)	(.198)	—
Net Asset Value, End of Period	$25.46	$24.62	$24.27	$24.81	$24.90

Total Return	4.73%	3.48%	1.02%	0.44%	2.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,880	$9,967	$8,067	$6,986	$5,500
Ratio of Total Expenses to Average Net Assets	0.04%	0.04%	0.04%	0.04%	0.04%
Ratio of Net Investment Income to Average Net Assets	1.22%	2.08%	2.83%	1.37%	0.54%
Portfolio Turnover Rate[2]	37%	26%	25%	27%	28%

1	Calculated based on average shares outstanding.

2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

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Short-Term Inflation-Protected Securities Index Fund

Notes to Financial Statements

Vanguard Short-Term Inflation-Protected Securities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers four classes of shares: Investor Shares, ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended September 30, 2020, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2020.

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Short-Term Inflation-Protected Securities Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended September 30, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution

17

Short-Term Inflation-Protected Securities Index Fund

expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2020, the fund had contributed to Vanguard capital in the amount of $1,529,000, representing less than 0.01% of the fund’s net assets and 0.61% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund’s investments as of September 30, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
U.S. Government and Agency Obligations	—	37,484,609	—	37,484,609
Temporary Cash Investments	158,655	—	—	158,655
Total	158,655	37,484,609	—	37,643,264

18

Short-Term Inflation-Protected Securities Index Fund

D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	8,761
Total Distributable Earnings (Loss)	(8,761)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; the inclusion of payables for distributions; and the treatment of deflation and amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	135,408
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(176,382)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	1,107,115

The tax character of distributions paid was as follows:

	Year Ended September 30,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	379,509	570,718
Long-Term Capital Gains	—	—
Total	379,509	570,718

* Includes short-term capital gains, if any.

As of September 30, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	36,536,148
Gross Unrealized Appreciation	1,116,120
Gross Unrealized Depreciation	(9,005)
Net Unrealized Appreciation (Depreciation)	1,107,115

19

Short-Term Inflation-Protected Securities Index Fund

E.  During the year ended September 30, 2020, the fund purchased $17,943,563,000 of investment securities and sold $13,301,136,000 of investment securities, other than temporary cash investments. Purchases and sales include $2,716,310,000 and $1,191,230,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F.   Capital share transactions for each class of shares were:

	Year Ended September 30,
		2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,738,945	69,825	691,395	28,334
Issued in Lieu of Cash Distributions	89,472	3,587	129,344	5,315
Redeemed[1]	(1,012,829)	(41,545)	(580,148)	(23,840)
Net Increase (Decrease)—Investor Shares	815,588	31,867	240,591	9,809
ETF Shares
Issued	3,304,061	66,032	2,120,465	43,511
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,256,255)	(25,650)	(770,093)	(15,900)
Net Increase (Decrease)—ETF Shares	2,047,806	40,382	1,350,372	27,611
Admiral Shares
Issued[1]	3,192,927	128,047	2,001,963	82,149
Issued in Lieu of Cash Distributions	88,789	3,552	125,948	5,168
Redeemed	(2,329,258)	(93,982)	(1,418,673)	(58,249)
Net Increase (Decrease)—Admiral Shares	952,458	37,617	709,238	29,068
Institutional Shares
Issued	3,394,284	135,886	2,596,338	106,113
Issued in Lieu of Cash Distributions	137,605	5,499	174,645	7,159
Redeemed	(1,963,596)	(79,604)	(995,862)	(40,784)
Net Increase (Decrease)—Institutional Shares	1,568,293	61,781	1,775,121	72,488

1	In November 2018, the fund announced changes to the availability and minimum investment criteria of the Investor and Admiral share classes. As a result, all of the outstanding Investor Shares automatically converted to Admiral Shares beginning in April 2019, with the exception of those held by Vanguard funds and certain other institutional investors. Investor Shares—Redeemed and Admiral Shares—Issued include 2,000 and 2,000 shares, respectively, in the amount of $61,000 from the conversion during the year ended September 30, 2020. Investor Shares—Redeemed and Admiral Shares—Issued include 3,819,000 and 3,815,000 shares, respectively, in the amount of $92,222,000 from the conversion during the year ended September 30, 2019.

At September 30, 2020, several Vanguard funds and trusts managed by Vanguard or its affiliates were each a record or beneficial owner of the fund, and had combined ownership of 50% of the fund’s net assets. If any of these shareholders were to redeem their investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

G.  Management has determined that no events or transactions occurred subsequent to September 30, 2020, that would require recognition or disclosure in these financial statements.

20

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees of Vanguard Malvern Funds and Shareholders of Vanguard Short-Term Inflation-Protected Securities Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Short-Term Inflation-Protected Securities Index Fund (one of the funds constituting Vanguard Malvern Funds, referred to hereafter as the “Fund”) as of September 30, 2020, the related statement of operations for the year ended September 30, 2020, the statement of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2020 and the financial highlights for each of the five years in the period ended September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 17, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

21

Special 2020 tax information (unaudited) for Vanguard Short-Term Inflation-Protected Securities Index Fund

This information for the fiscal year ended September 30, 2020, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

22

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (Tips) 0–5 Year Index (Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Short-Term Inflation-Protected Securities Index Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Short-Term Inflation-Protected Securities Index Fund. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Short-Term Inflation-Protected Securities Index Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Short-Term Inflation-Protected Securities Index Fund or the owners of the Short-Term Inflation-Protected Securities Index Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Short-Term Inflation-Protected Securities Index Fund. Investors acquire the Short-Term Inflation-Protected Securities Index Fund from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Short-Term Inflation-Protected Securities Index Fund. The Short-Term Inflation-Protected Securities Index Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Short-Term Inflation-Protected Securities Index Fund or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Short-Term Inflation-Protected Securities Index Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Short-Term Inflation-Protected Securities Index Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Short-Term Inflation-Protected Securities Index Fund or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Short-Term Inflation-Protected Securities Index Fund.

23

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Short-Term Inflation-Protected Securities Index Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Short-Term Inflation-Protected Securities Index Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE SHORT-TERM INFLATION-PROTECTED SECURITIES INDEX FUND.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2020 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018– present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork- Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

John Galloway

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

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© 2020 The Vanguard Group, Inc.
All rights reserved.
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7,720,749; 7,925,573; 8,090,646; 8,417,623; and 8,626,636.
Vanguard Marketing Corporation, Distributor.

Q19670 112020

Annual Report | September 30, 2020 Vanguard Core Bond Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Your Fund’s Performance at a Glance	1
Advisor’s Report	2
About Your Fund’s Expenses	5
Performance Summary	7
Financial Statements	9

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance

•     Vanguard Core Bond Fund returned 8.95% for Investor Shares and 9.11% for Admiral Shares for the 12 months ended September 30, 2020. Those results exceeded the 7.14% return of its benchmark, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index.

•     The COVID-19 pandemic led economic activity to contract sharply and unemployment to spike across much of the globe amid government-mandated lockdowns and social distancing measures. Volatility in the bond markets initially spiked and liquidity eroded, but by the end of the period, bond yields moved significantly lower—and prices higher— as investors turned much more risk-averse.

•     The key driver of the fund’s outperformance was its defensive credit exposure in the first quarter, which allowed it to add credit exposure, including emerging-markets bonds, at attractive valuations in March and April. Security selection was another bright spot for the fund, adding value throughout the year, while its allocation to structured products detracted.

•     The fund regularly uses derivatives to limit portfolio risks. The fund’s derivatives positions, including both hedges and active positions, boosted performance slightly.

Market Barometer
		Average Annual Total Returns
	Periods Ended September 30, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.01%	12.38%	14.09%
Russell 2000 Index (Small-caps)	0.39	1.77	8.00
Russell 3000 Index (Broad U.S. market)	15.00	11.65	13.69
FTSE All-World ex US Index (International)	3.55	1.50	6.49

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	6.98%	5.24%	4.18%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	4.09	4.28	3.84
FTSE Three-Month U.S. Treasury Bill Index	1.02	1.65	1.15

CPI
Consumer Price Index	1.37%	1.79%	1.81%

1

Advisor’s Report

For the 12 months ended September 30, 2020, Vanguard Core Bond Fund returned 8.95% for Investor Shares and 9.11% for Admiral Shares. It outpaced its benchmark, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index, which returned 7.14%.

The investment environment

The outbreak of the novel coronavirus in early 2020––and the aggressive efforts to contain it––defined the period, upending economies and financial markets worldwide. As the pandemic spread, crude oil prices sank, trade and travel restrictions multiplied, non-essential businesses were shuttered, and unemployment spiked.

Many governments and central banks around the world took emergency action in the form of fiscal and monetary stimulus to blunt the pandemic’s impact on economic activity, jobs, and the functioning of the credit markets. In the United States, Congress passed bills providing aid to state and local governments, companies, and workers. The U.S. Federal Reserve cut the federal funds target range to near zero and began buying hundreds of billions of dollars’ worth of government bonds, mortgage-backed securities, and corporate bonds.

At the height of investor pessimism in March, volatility spiked and liquidity eroded in the bond market. Yields nevertheless ended the 12-month period significantly lower—and prices higher—as investors sought out safer assets. The yield of the 2-year U.S. Treasury note fell 149 basis points over the period to 0.13%. (A basis point is one-hundredth of a percentage point.) Longer-term Treasury yields also declined, with many investors seeking less risky assets. Longer-term yields fell less, but they still declined significantly: The yield of the bellwether 10-year Treasury note ended the period down 98 basis points at a slim 0.68%.

The average difference in yield between investment-grade corporate bonds over Treasuries of comparable maturities started the period fairly narrow, then widened out dramatically as fears about the pandemic’s impact peaked before tightening back somewhat amid the combined effect of central bank bond-buying and steady global demand for yield. The average spread stood at 136 basis points at the end of the period, up from 115 basis points a year earlier, as measured by the Bloomberg Barclays Corporate Bond Index’s average option-adjusted spread.

Yields of U.S. Treasury Securities
	September 30,	September 30,
Maturity	2019	2020
2 years	1.62%	0.13%
5 years	1.54	0.28
10 years	1.66	0.68
30 years	2.11	1.46

Source: Vanguard.

2

Management of the fund

Overall, our overweight allocation to credit sectors primarily drove relative performance. Security selection in BBB-rated U.S. investment-grade issuers and emerging-market issuers, notably in Latin America, added value.

Our disciplined approach to risk paid off in this challenging environment. Going into 2020, we were carrying a relatively low level of risk in the fund as we viewed valuations in the credit market as comparatively expensive versus historical levels. One way we did that was by significantly overweighting mortgage-backed securities (MBS), a noncredit sector. While we did not fully anticipate the scale of the global pandemic, we saw warning signs early in 2020 as China shut down and European exports began to suffer. We complemented our overall defensive positioning with underweights to sectors particularly sensitive to growth and commodity prices. This put us in a very strong position to add credit and mortgage-backed-bond risk at the height of the market panic in March and April. That wasn’t the case for some asset managers who were carrying more risk ahead of the pandemic, chasing a few extra basis points of potential return despite valuations being elevated.

As the market sold off, our more defensive positioning helped to mitigate the impact and offered our team the opportunity to search for value as bond prices across sectors became significantly cheaper. As the market recovered, we turned more offensive, seizing opportunities in the noncyclical segments of the corporate bond market such as pharmaceuticals and telecommunications, which added value.

Being overweight in MBS segments that are less sensitive to prepayment risk also helped. Later in the period, we found certain lower-quality investment-grade segments of the industrial sector attractive where issuers’ valuations were compelling relative to their fundamental credit profiles.

Dampening the fund’s relative performance was an allocation to structured products. This high-quality segment of the bond market, which includes asset-backed securities and commercial MBS, dramatically repriced and then was slow to recover.

Cash inflows to the fund were strong, but we were able to absorb that money without incurring a lot of transaction costs or creating a material drag on performance.

Outlook

Risks remain that rising COVID-19 infections could lead to reimposed broad lockdowns that would further hurt economies and that a vaccine may still be a long way off. These risks are somewhat mitigated, though, because governments are better prepared now to deal with outbreaks. Moreover, central banks have asserted their readiness to continue to support bond markets.

With initial credit market adjustments to the pandemic behind us and valuations having risen, credit markets may be a little more challenging, and security selection will be

3

even more crucial. In particular, bonds from issuers in sectors less affected by COVID-19 have been bid up to expensive levels, with markets disregarding factors that weighed on valuations before the pandemic.

On the other hand, opportunities may continue to emerge among issuers starting to recover in sectors more affected by COVID-19, where spreads widened a lot despite fairly solid fundamentals. In consumer cyclicals and media, for example, there are now companies benefiting from increased market share, less competition, or improved business models.

With our global fixed income team of portfolio managers, analysts, and traders and our bottom-up, fundamentals-based research process and disciplined approach to risk-taking, we are well-positioned to identify and invest in potential pockets of outperformance as opportunities arise.

Portfolio Managers:

Brian W. Quigley, CFA

Arvind Narayanan, CFA

Daniel Shaykevich, Principal

Samuel C. Martinez, CFA

Vanguard Fixed Income Group

October 23, 2020

4

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•  Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•  Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

5

Six Months Ended September 30, 2020

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Core Bond Fund	3/31/2020	9/30/2020	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,055.42	$1.28
Admiral™ Shares	1,000.00	1,056.20	0.51
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.75	$1.26
Admiral Shares	1,000.00	1,024.50	0.51

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.25% for Investor Shares and 0.10% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

6

Core Bond Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: March 28, 2016, Through September 30, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2020
		Since	Final Value
	One	Inception	of a $10,000
	Year	(3/28/2016)	Investment
Core Bond Fund Investor Shares	8.95%	4.64%	$12,269
Bloomberg Barclays U.S. Aggregate Float Adjusted Index	7.14	4.28	12,080
“Since Inception” performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standard(s).

		Since	Final Value
	One	Inception	of a $50,000
	Year	(3/28/2016)	Investment
Core Bond Fund Admiral Shares	9.11%	4.78%	$61,707
Bloomberg Barclays U.S. Aggregate Float Adjusted Index	7.14	4.28	60,398

“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).

See Financial Highlights for dividend and capital gains information.

7

Core Bond Fund

Fund Allocation

As of September 30, 2020

Asset-Backed/Commercial Mortgage-Backed Securities	3.9%
Corporate Bonds	37.8
Sovereign Bonds	9.2
U.S. Government and Agency Obligations	48.9
Other	0.2

The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

8

Core Bond Fund

Financial Statements

Schedule of Investments

As of September 30, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (45.7%)
U.S. Government Securities (19.0%)
	United States Treasury Note/Bond	0.375%	3/31/22	24,000	24,083
	United States Treasury Note/Bond	0.125%	5/31/22	25,000	24,996
	United States Treasury Note/Bond	1.500%	1/15/23	25,000	25,773
	United States Treasury Note/Bond	1.375%	2/15/23	15,000	15,438
[1,2]	United States Treasury Note/Bond	0.500%	3/15/23	55,000	55,481
[2,3]	United States Treasury Note/Bond	0.250%	6/15/23	100,000	100,266
	United States Treasury Note/Bond	0.125%	7/15/23	50,000	49,953
	United States Treasury Note/Bond	1.250%	8/31/24	1,945	2,023
[1,3]	United States Treasury Note/Bond	0.250%	7/31/25	100,000	99,906
	United States Treasury Note/Bond	1.500%	1/31/27	2,069	2,211
	United States Treasury Note/Bond	1.125%	2/28/27	31,241	32,647
	United States Treasury Note/Bond	0.625%	3/31/27	1,035	1,048
	United States Treasury Note/Bond	0.500%	4/30/27	414	416
	United States Treasury Note/Bond	0.500%	5/31/27	68,000	68,266
	United States Treasury Note/Bond	1.500%	2/15/30	4,842	5,223
	United States Treasury Note/Bond	0.625%	5/15/30	24,000	23,914
	United States Treasury Note/Bond	0.625%	8/15/30	16,000	15,908
[1,3]	United States Treasury Note/Bond	4.500%	2/15/36	19,400	29,358
[1]	United States Treasury Note/Bond	4.375%	5/15/40	6,400	10,044
	United States Treasury Note/Bond	3.625%	8/15/43	2,200	3,207
[1]	United States Treasury Note/Bond	3.375%	5/15/44	4,000	5,644
[1]	United States Treasury Note/Bond	3.125%	8/15/44	12,000	16,331
	United States Treasury Note/Bond	3.000%	2/15/48	6,000	8,152
[3]	United States Treasury Note/Bond	3.125%	5/15/48	5,500	7,646
	United States Treasury Note/Bond	3.375%	11/15/48	5,000	7,274
	United States Treasury Note/Bond	2.250%	8/15/49	5,000	5,946
[1,3]	United States Treasury Note/Bond	2.375%	11/15/49	11,000	13,430
					654,584
Conventional Mortgage-Backed Securities (24.5%)
¤,4,5	Fannie Mae Pool	2.500%	2/1/28–12/1/49	891	942
[4,5]	Fannie Mae Pool	3.000%	4/1/33–8/1/50	93,356	96,884
[4,5]	Fannie Mae Pool	3.500%	3/1/27–2/1/50	28,220	30,103
[4,5]	Fannie Mae Pool	4.000%	12/1/38–3/1/50	35,707	38,848
[4,5]	Fannie Mae Pool	4.500%	4/1/39–3/1/50	48,277	52,728
[4,5]	Fannie Mae Pool	5.000%	3/1/38–10/1/49	7,105	8,108
[4,5]	Fannie Mae Pool	5.500%	7/1/30–5/1/44	11,024	13,058
[4,5]	Fannie Mae Pool	6.000%	12/1/28–5/1/41	6,403	7,625
[4,5]	Fannie Mae Pool	6.500%	11/1/31–9/1/36	31	36
[4,5]	Freddie Mac Gold Pool	2.500%	10/1/31	529	560

9

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4,5]	Freddie Mac Gold Pool	3.000%	9/1/46–8/1/47	3,585	3,821
[4,5]	Freddie Mac Gold Pool	3.500%	3/1/45–3/1/49	3,489	3,736
[4,5]	Freddie Mac Gold Pool	4.000%	7/1/39–5/1/49	5,546	6,032
[4,5]	Freddie Mac Gold Pool	4.500%	12/1/39–2/1/49	4,764	5,208
[4,5]	Freddie Mac Gold Pool	5.000%	8/1/33–6/1/41	2,777	3,174
[4,5]	Freddie Mac Gold Pool	5.500%	3/1/29–5/1/40	654	739
[4,5]	Freddie Mac Gold Pool	6.000%	7/1/28–10/1/36	175	207
[4,5]	Freddie Mac Gold Pool	6.500%	9/1/39	275	319
[4,5]	Freddie Mac Gold Pool	7.500%	5/1/38	134	157
[4]	Ginnie Mae I Pool	3.000%	4/15/45	302	315
[4]	Ginnie Mae I Pool	3.500%	6/15/47	1,073	1,126
[4]	Ginnie Mae I Pool	4.000%	7/15/45–8/15/45	111	118
[4]	Ginnie Mae I Pool	4.500%	2/15/39–9/15/46	904	1,004
[4]	Ginnie Mae I Pool	5.000%	3/15/38–2/15/40	1,955	2,239
[4]	Ginnie Mae I Pool	6.000%	7/15/37	36	42
¤,4	Ginnie Mae II Pool	2.000%	10/1/50–10/21/50	35,500	36,865
[4]	Ginnie Mae II Pool	3.000%	5/20/43–12/20/49	21,137	21,917
[4]	Ginnie Mae II Pool	3.500%	4/20/43–12/20/49	16,835	18,014
[4]	Ginnie Mae II Pool	4.000%	11/20/42–12/20/49	9,406	9,988
[4]	Ginnie Mae II Pool	4.500%	11/20/44–11/20/49	17,309	18,559
[4]	Ginnie Mae II Pool	5.000%	8/20/48–11/20/49	1,635	1,766
[4]	Ginnie Mae II Pool	6.000%	1/20/40–5/20/48	1,106	1,286
¤,4,5	UMBS Pool	1.500%	10/1/35–11/1/35	29,000	29,624
¤,4,5	UMBS Pool	2.000%	10/1/35–11/1/50	366,700	378,142
¤,4,5	UMBS Pool	2.500%	5/1/50–11/1/50	1,347	1,423
¤,4,5	UMBS Pool	3.000%	9/1/49–10/1/50	16,965	17,725
[4,5]	UMBS Pool	3.500%	11/1/40–2/1/50	12,749	13,563
[4,5]	UMBS Pool	4.000%	1/1/49–12/1/49	7,885	8,412
[4,5]	UMBS Pool	4.500%	4/1/49–3/1/50	5,471	5,773
[4,5]	UMBS Pool	5.000%	3/1/42–2/1/50	839	946
[4,5]	UMBS Pool	5.500%	4/1/38–4/1/41	1,537	1,802
[4,5]	UMBS Pool	6.000%	4/1/39	1,766	2,083
					845,017
Nonconventional Mortgage-Backed Securities (2.2%)
[4,5]	Fannie Mae REMICS	1.750%	5/25/43–3/25/46	3,481	3,554
[4,5]	Fannie Mae REMICS	1.850%	8/25/46	1,438	1,487
[4,5]	Fannie Mae REMICS	2.500%	9/25/49–12/25/49	4,457	4,696
[4,5]	Fannie Mae REMICS	2.750%	8/25/47	1,057	1,094
[4,5]	Fannie Mae REMICS	3.000%	2/25/43–9/25/48	8,447	8,810
[4,5]	Fannie Mae REMICS	3.500%	12/25/41–6/25/48	4,913	5,351
[4,5]	Fannie Mae REMICS	4.000%	12/25/47–10/25/48	304	340
[4,5]	Fannie Mae REMICS	5.250%	9/25/41	110	119
[4,5]	Freddie Mac REMICS	2.500%	9/25/49–2/25/50	3,983	4,210
[4,5]	Freddie Mac REMICS	3.000%	11/25/47–12/15/47	1,632	1,693
[4,5]	Freddie Mac REMICS	3.500%	4/15/38–3/25/50	12,495	13,887
[4,5]	Freddie Mac REMICS	4.000%	1/15/48–4/15/49	13,713	15,237
[4,5]	Freddie Mac REMICS	5.500%	8/15/38	898	1,049
[4]	Ginnie Mae REMICS	3.000%	11/20/45–7/20/48	6,886	7,241
[4]	Ginnie Mae REMICS	3.500%	4/20/48–5/20/49	4,554	4,895
[4,6]	Ginnie Mae REMICS	4.000%	1/20/45–9/20/48	2,176	1,345
[4,7,8]	Ginnie Mae REMICS, 6.150% - 1M USD LIBOR	5.994%	6/20/47	3,394	605
					75,613
Total U.S. Government and Agency Obligations (Cost $1,541,960)					1,575,214

10

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Asset-Backed/Commercial Mortgage-Backed Securities (3.6%)
[4,9]	American Homes 4 Rent 2014-SFR3	3.678%	12/17/36	90	96
[4]	AmeriCredit Automobile Receivables Trust 2016-3	2.710%	9/8/22	200	202
[4]	AmeriCredit Automobile Receivables Trust 2018-2	4.010%	7/18/24	390	413
[4]	AmeriCredit Automobile Receivables Trust 2019-1	3.620%	3/18/25	580	614
[4]	AmeriCredit Automobile Receivables Trust 2020-2	2.130%	3/18/26	240	243
[4,9]	Applebee’s Funding LLC / IHOP Funding LLC 2019-1	4.194%	6/7/49	50	46
[4,9]	ARL Second LLC 2014-1A	2.920%	6/15/44	35	34
[4,9]	Aventura Mall Trust 2018-AVM	4.249%	7/5/40	999	1,064
[4,9]	Avis Budget Rental Car Funding AESOP LLC 2016-1A	2.990%	6/20/22	500	504
[4,9]	Avis Budget Rental Car Funding AESOP LLC 2017-1A	3.070%	9/20/23	355	366
[4,9]	Avis Budget Rental Car Funding AESOP LLC 2019-1A	3.450%	3/20/23	130	133
[4,9]	BAMLL Commercial Mortgage Securities Trust 2019-BPR	3.112%	11/5/32	1,100	1,100
[4,9]	BAMLL Commercial Mortgage Securities Trust 2019-BPR	3.287%	11/5/32	70	70
[4]	Banc of America Commercial Mortgage Trust 2015-UBS7	3.441%	9/15/48	98	107
[4]	BANK 2017 - BNK4	3.625%	5/15/50	19	22
[4]	BANK 2017 - BNK6	3.518%	7/15/60	80	91
[4]	BANK 2017 - BNK6	3.741%	7/15/60	50	56
[4]	BANK 2017 - BNK7	3.175%	9/15/60	1,341	1,484
[4]	BANK 2017 - BNK8	3.488%	11/15/50	80	91
[4]	BANK 2018 - BN14	4.185%	9/15/60	25	29
[4]	BANK 2018 - BNK14	4.231%	9/15/60	15	18
[4]	BANK 2019 - BN23	2.846%	12/15/52	130	143
[4]	BANK 2019 - BN17	3.714%	4/15/52	80	93
[4]	BANK 2019 - BN20	3.011%	9/15/62	200	224
[4]	BBCMS Mortgage Trust 2020-C6	2.639%	2/15/53	200	220
[4]	Benchmark 2018-B1 Mortgage Trust	3.878%	1/15/51	70	80
[4]	Benchmark 2018-B1 Mortgage Trust	4.059%	1/15/51	220	246
[4]	Benchmark 2018-B1 Mortgage Trust	4.253%	1/15/51	350	356
[4]	Benchmark 2019-B15 Mortgage Trust	2.859%	12/15/72	300	331
[4]	Benchmark 2020-B16 Mortgage Trust	2.732%	2/15/53	200	221
[4,9]	BX Trust 2019-OC11	3.202%	12/9/41	100	105
[4,9]	CAL Funding II Ltd. Series 2018-2A	4.340%	9/25/43	224	226
[4]	California Republic Auto Receivables Trust 2016-2	3.510%	3/15/23	210	210
[4,9]	Canadian Pacer Auto Receivables Trust A Series 2018	3.220%	9/19/22	140	142
[4,9]	Canadian Pacer Auto Receivables Trust A Series 2018	3.440%	8/21/23	50	52
[4]	CarMax Auto Owner Trust 2017-4	2.460%	8/15/23	40	41
[4]	CarMax Auto Owner Trust 2017-4	2.700%	10/16/23	40	41
[4]	CarMax Auto Owner Trust 2018-1	2.830%	9/15/23	90	93
[4]	CarMax Auto Owner Trust 2018-1	2.950%	11/15/23	50	51
[4]	CarMax Auto Owner Trust 2018-2	3.370%	10/16/23	90	94

11

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4]	CarMax Auto Owner Trust 2018-2	3.570%	12/15/23	130	136
[4]	CarMax Auto Owner Trust 2018-2	3.990%	4/15/25	100	103
[4]	CarMax Auto Owner Trust 2018-4	3.670%	5/15/24	100	107
[4]	CarMax Auto Owner Trust 2018-4	3.850%	7/15/24	70	74
[4]	CarMax Auto Owner Trust 2018-4	4.150%	4/15/25	100	105
[4]	CD 2016-CD1 Commercial Mortgage Trust	2.724%	8/10/49	10	11
[4]	CD 2016-CD1 Commercial Mortgage Trust	3.631%	8/10/49	270	252
[4]	CD 2017-CD4 Commercial Mortgage Trust	3.514%	5/10/50	60	68
[4]	CD 2017-CD6 Commercial Mortgage Trust	3.456%	11/13/50	19	22
[4]	CFCRE Commercial Mortgage Trust 2016-C4	3.283%	5/10/58	61	66
[4]	Citigroup Commercial Mortgage Trust 2013-GC15	4.371%	9/10/46	30	33
[4]	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	320	348
[4]	Citigroup Commercial Mortgage Trust 2014-GC21	3.575%	5/10/47	169	180
[4]	Citigroup Commercial Mortgage Trust 2014-GC23	3.356%	7/10/47	78	84
[4]	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	350	380
[4]	Citigroup Commercial Mortgage Trust 2014-GC23	4.175%	7/10/47	230	247
[4]	Citigroup Commercial Mortgage Trust 2014-GC25	3.372%	10/10/47	10	11
[4]	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	365	399
[4]	Citigroup Commercial Mortgage Trust 2014-GC25	4.345%	10/10/47	140	150
[4]	Citigroup Commercial Mortgage Trust 2014-GC25	4.675%	10/10/47	175	172
[4]	Citigroup Commercial Mortgage Trust 2015-GC27	3.137%	2/10/48	228	246
[4]	Citigroup Commercial Mortgage Trust 2015-GC31	3.762%	6/10/48	431	481
[4]	Citigroup Commercial Mortgage Trust 2017-P8	3.203%	9/15/50	20	22
[4]	Citigroup Commercial Mortgage Trust 2017-P8	4.192%	9/15/50	60	65
[4]	Citigroup Commercial Mortgage Trust 2017-P8	4.410%	9/15/50	110	106
[4]	Citigroup Commercial Mortgage Trust 2018-C5	4.228%	6/10/51	45	53
[4,9]	COMM 2012-CCRE3 Mortgage Trust	3.416%	10/15/45	40	41
[4]	COMM 2012-CCRE4 Mortgage Trust	3.251%	10/15/45	500	505
[4]	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	57	62
[4]	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	503	547
[4,9]	COMM 2013-CCRE6 Mortgage Trust	3.147%	3/10/46	150	156
[4,9]	COMM 2013-CCRE6 Mortgage Trust	3.397%	3/10/46	210	213
[4]	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	10	11
[4,9]	COMM 2013-CCRE9 Mortgage Trust	4.385%	7/10/45	230	216
[4,9]	COMM 2013-SFS Mortgage Trust	3.086%	4/12/35	100	98
[4,9]	COMM 2014-277P Mortgage Trust	3.732%	8/10/49	200	216
[4]	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	30	33
[4]	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	300	329
[4]	COMM 2014-CCRE17 Mortgage Trust	3.700%	5/10/47	19	21

12

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4]	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	354	388
[4]	COMM 2014-CCRE17 Mortgage Trust	4.945%	5/10/47	190	183
[4]	COMM 2014-CCRE18 Mortgage Trust	3.550%	7/15/47	29	31
[4]	COMM 2014-CCRE20 Mortgage Trust	3.326%	11/10/47	110	118
[4]	COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	228	248
[4]	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	123	137
[4]	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	194	210
[4]	COMM 2019-G44 Mortgage Trust	2.873%	8/15/57	150	166
[4]	CSAIL 2015-C4 Commercial Mortgage Trust	3.808%	11/15/48	363	405
[4]	CSAIL 2016-C7 Commercial Mortgage Trust	3.502%	11/15/49	132	147
[4]	CSAIL 2020-C19 Commercial Mortgage Trust	2.561%	3/15/53	250	271
[4]	DBJPM 17-C6 Mortgage Trust	3.328%	6/10/50	70	79
[4,8,9]	DELAM 2018-1, 1M USD LIBOR + 0.700%	0.856%	11/19/25	660	660
[4,9]	DLL Securitization Trust Series 2019-DA1	2.920%	4/20/27	260	272
[4,9]	DRB Prime Student Loan Trust 2017-C	2.810%	11/25/42	186	189
[4,9]	Drive Auto Receivables Trust 2016-C	4.180%	3/15/24	52	53
[4]	Drive Auto Receivables Trust 2017-1	3.840%	3/15/23	26	26
[4]	Drive Auto Receivables Trust 2018-2	3.630%	8/15/24	122	123
[4]	Drive Auto Receivables Trust 2018-2	4.140%	8/15/24	390	405
[4]	Drive Auto Receivables Trust 2018-3	3.720%	9/16/24	220	222
[4]	Drive Auto Receivables Trust 2018-3	4.300%	9/16/24	260	271
[4]	Drive Auto Receivables Trust 2018-5	3.990%	1/15/25	480	496
[4]	Drive Auto Receivables Trust 2018-5	4.300%	4/15/26	650	688
[4]	Drive Auto Receivables Trust 2019-1	2.700%	2/16/27	180	184
[4]	Drive Auto Receivables Trust 2020-1	2.700%	5/17/27	180	185
[4]	Drive Auto Receivables Trust 2020-2	3.050%	5/15/28	140	146
[4,9]	EDvestinU Private Education Loan Trust (EDVES) 2019-A	3.580%	11/25/38	75	79
[4,9]	Fair Square Issuance Trust 2020-A	2.900%	9/20/24	210	210
[4,5]	Federal Home Loan Mortgage Corp 2017- 357A	2.500%	9/15/47	2,463	2,659
[4,5,6]	FHLMC Multifamily Structured Pass Through Certificates K054	1.309%	1/25/26	22,912	1,244
[4,5,6]	FHLMC Multifamily Structured Pass Through Certificates K057	1.322%	7/25/26	37,679	2,199
[4,5,6]	FHLMC Multifamily Structured Pass Through Certificates K104	1.127%	1/25/30	25,597	2,282
[4,5,6]	FHLMC Multifamily Structured Pass Through Certificates K105	1.645%	1/25/30	61,980	7,534
[4,5,6]	FHLMC Multifamily Structured Pass Through Certificates K1502	1.102%	1/25/31	21,344	1,622
[4,6]	FHMS Multifamily Structured Pass Through Certificates K116	1.428%	7/25/30	62,000	7,224
[4,9]	Fontainebleau Miami Beach Trust 2019-FBLU	3.144%	12/10/36	815	833
[4]	Ford Credit Auto Lease Trust 2019-A	3.250%	7/15/22	600	613
[4]	Ford Credit Auto Lease Trust 2020-B	1.700%	2/15/25	310	314
[4,9]	Ford Credit Auto Owner Trust 2017-2	2.600%	3/15/29	120	124
[4,9]	Ford Credit Auto Owner Trust 2017-2	2.750%	3/15/29	250	256
[4,9]	Ford Credit Auto Owner Trust 2018-2	3.760%	1/15/30	120	127
[4,9]	Ford Credit Auto Owner Trust 2018-REV1	3.190%	7/15/31	150	165
[4,9]	Ford Credit Auto Owner Trust 2018-REV1	3.340%	7/15/31	100	109
[4,9]	Ford Credit Auto Owner Trust 2018-REV2	3.470%	1/15/30	310	334
[4,9]	Ford Credit Auto Owner Trust 2018-REV2	3.610%	1/15/30	260	278
[4,9]	Ford Credit Auto Owner Trust 2019-1	3.520%	7/15/30	370	404
[4]	Ford Credit Auto Owner Trust 2019-A	3.020%	10/15/24	320	339

13

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4]	Ford Credit Auto Owner Trust 2019-A	3.250%	9/15/25	340	359
[4,9]	Ford Credit Auto Owner Trust 2020-1	2.040%	8/15/31	220	230
[4,9]	Ford Credit Auto Owner Trust 2020-1	2.290%	8/15/31	210	220
[4,9]	Ford Credit Auto Owner Trust 2020-1	2.540%	8/15/31	260	269
[4]	Ford Credit Auto Owner Trust 2020-B	2.040%	12/15/26	300	310
[4]	Ford Credit Floorplan Master Owner Trust A Series 2019-2	3.250%	4/15/26	170	183
[4]	Ford Credit Floorplan Master Owner Trust A Series 2019-3	2.420%	9/15/24	130	134
[4]	Ford Credit Floorplan Master Owner Trust A Series 2020-1	1.420%	9/15/25	420	420
[4]	Ford Credit Floorplan Master Owner Trust A Series 2020-1	2.120%	9/15/25	590	590
[4,5,6]	Freddie Mac Multifamily Structured Pass Through Certificates	1.536%	5/25/30	52,694	6,238
[4,5,6]	Freddie Mac Multifamily Structured Pass Through Certificates	1.328%	6/25/30	65,050	7,191
[4,5,6]	Freddie Mac Multifamily Structured Pass Through Certificates 2020-K110	1.815%	4/25/30	13,496	1,826
[4,5,6]	Freddie Mac Multifamily Structured Pass Through Certificates 2020-K111	1.682%	5/25/30	19,391	2,497
[4,5,6]	Freddie Mac Multifamily Structured Pass Through Certificates K109	1.700%	4/25/30	27,489	3,494
[4,5,9]	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-SPI1	3.721%	2/25/48	40	40
[6,9]	FREMF 2015-K42 Mortgage Trust	0.100%	12/25/24	1,073,204	3,537
[4,9]	Global SC Finance VII Srl	2.260%	11/19/40	700	700
[4]	GM Financial Automobile Leasing Trust 2020-1	2.280%	6/20/24	100	102
[4]	GM Financial Automobile Leasing Trust 2020-2	3.210%	12/20/24	140	146
[4]	GM Financial Leasing Trust	1.710%	2/20/25	420	420
[4,9]	GMF Floorplan Owner Revolving Trust	1.480%	8/15/25	120	120
[4,9]	Golden Credit Card Trust 2018-4A	3.440%	8/15/25	1,852	1,988
[4,8,9]	Gosforth Funding 2018-1A plc, 3M USD LIBOR + 0.450%	0.700%	8/25/60	141	141
[4]	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	350	368
[4]	GS Mortgage Securities Trust 2013-GCJ14	3.955%	8/10/46	30	32
[4]	GS Mortgage Securities Trust 2014-GC20	3.998%	4/10/47	318	346
[4]	GS Mortgage Securities Trust 2014-GC24	4.643%	9/10/47	170	153
[4]	GS Mortgage Securities Trust 2014-GC24	4.664%	9/10/47	150	122
[4]	GS Mortgage Securities Trust 2014-GC26	3.364%	11/10/47	150	161
[4]	GS Mortgage Securities Trust 2015-GC28	3.136%	2/10/48	30	33
[4]	GS Mortgage Securities Trust 2015-GC28	3.396%	2/10/48	203	222
[4]	GS Mortgage Securities Trust 2015-GC30	3.382%	5/10/50	113	123
[4]	GS Mortgage Securities Trust 2015-GC34	3.244%	10/10/48	120	128
[4]	GS Mortgage Securities Trust 2016-GS3	2.850%	10/10/49	60	65
[4]	GS Mortgage Securities Trust 2019-GC38	3.968%	2/10/52	150	176
[4]	GS Mortgage Securities Trust 2019-GC40	3.160%	7/10/52	60	67
[4]	GS Mortgage Securities Trust 2020-GC45	2.911%	2/13/53	630	702
[4]	GS Mortgage Securities Trust-2020-GC45	2.843%	2/13/53	325	357
[4,9]	Hardee’s Funding HNGRY 2018-1A	5.710%	6/20/48	470	494
[4,9]	Harley Marine Financing LLC Barge 2018-1	5.682%	5/15/43	176	159
[4,9]	Hertz Vehicle Financing II LP 2016-2A	2.950%	3/25/22	38	38
[4,9]	Hilton USA Trust 2016-HHV	3.719%	11/5/38	20	21

14

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4,9]	Houston Galleria Mall Trust 2015-HGLR	3.087%	3/5/37	250	253
[4,8,9]	Invitation Homes 2017-SFR2 Trust, 1M USD LIBOR + 0.850%	1.001%	12/17/36	343	341
[4,8,9]	Invitation Homes 2017-SFR2 Trust, 1M USD LIBOR + 1.150%	1.301%	12/17/36	130	129
[4,8,9]	Invitation Homes 2018-SFR1 Trust, 1M USD LIBOR + 0.700%	0.851%	3/17/37	257	253
[4,8,9]	Invitation Homes 2018-SFR1 Trust, 1M USD LIBOR + 0.950%	1.100%	3/17/37	100	99
[4,9]	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C3	4.717%	2/15/46	820	820
[4,9]	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5	5.605%	8/15/46	550	564
[4,9]	JP Morgan Chase Commercial Mortgage Securities Trust 2011-RR1	4.717%	3/16/46	20	20
[4,9]	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8	3.424%	10/15/45	290	300
[4]	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13	4.214%	1/15/46	230	230
[4]	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	3.881%	12/15/46	10	11
[4]	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	4.166%	12/15/46	247	269
[4]	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP3	2.870%	8/15/49	52	57
[4]	JP Morgan Chase Commercial Mortgage Securities Trust 2017-JP5	3.723%	3/15/50	70	80
[4]	JP Morgan Chase Commercial Mortgage Securities Trust 2017-JP7	3.454%	9/15/50	60	68
[4]	JPMBB Commercial Mortgage Securities Trust 2013-C12	3.363%	7/15/45	1,205	1,262
[4]	JPMBB Commercial Mortgage Securities Trust 2013-C14	4.133%	8/15/46	30	32
[4]	JPMBB Commercial Mortgage Securities Trust 2013-C15	5.373%	11/15/45	30	30
[4]	JPMBB Commercial Mortgage Securities Trust 2014-C19	3.997%	4/15/47	10	11
[4]	JPMBB Commercial Mortgage Securities Trust 2014-C24	3.639%	11/15/47	149	164
[4]	JPMBB Commercial Mortgage Securities Trust 2014-C26	3.231%	1/15/48	336	362
[4]	JPMBB Commercial Mortgage Securities Trust 2014-C26	3.494%	1/15/48	350	383
[4]	JPMBB Commercial Mortgage Securities Trust 2015-C27	3.179%	2/15/48	261	282
[4]	JPMBB Commercial Mortgage Securities Trust 2015-C30	3.822%	7/15/48	80	90
[4]	JPMBB Commercial Mortgage Securities Trust 2015-C31	3.801%	8/15/48	100	112
[4]	JPMDB Commercial Mortgage Securities Trust 2016-C4	3.141%	12/15/49	30	33
[4]	JPMDB Commercial Mortgage Securities Trust 2017-C7	3.409%	10/15/50	60	68
[4]	JPMDB Commercial Mortgage Securities Trust 2018-C8	4.211%	6/15/51	50	60

15

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4,9]	Lanark Master Issuer plc 2020-1A	2.277%	12/22/69	170	177
[4,9]	Laurel Road Prime Student Loan Trust 2018-B	3.540%	5/26/43	348	358
[4,9]	MMAF Equipment Finance LLC 2018-A	3.610%	3/10/42	100	108
[4]	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5	3.792%	8/15/45	100	104
[4,9]	Morgan Stanley Bank of America Merrill Lynch Trust 2012-CKSV	3.277%	10/15/30	1,430	1,294
[4]	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10	4.218%	7/15/46	200	189
[4]	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12	4.259%	10/15/46	400	436
[4]	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15	3.773%	4/15/47	295	320
[4]	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15	5.070%	4/15/47	150	154
[4]	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	4.494%	6/15/47	80	83
[4]	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18	3.923%	10/15/47	350	387
[4]	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19	3.526%	12/15/47	390	422
[4]	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20	3.249%	2/15/48	188	203
[4]	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23	3.451%	7/15/50	29	32
[4]	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23	3.719%	7/15/50	110	123
[4]	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25	3.635%	10/15/48	196	218
[4]	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29	3.325%	5/15/49	333	368
[4]	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29	4.904%	5/15/49	160	149
[4]	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C32	3.720%	12/15/49	570	649
[4]	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34	3.536%	11/15/52	90	102
[4]	Morgan Stanley Capital I Trust 2015-UBS8	3.809%	12/15/48	522	586
[4]	Morgan Stanley Capital I Trust 2016-BNK2	2.791%	11/15/49	110	118
[4]	Morgan Stanley Capital I Trust 2016-BNK2	3.049%	11/15/49	50	55
[4]	Morgan Stanley Capital I Trust 2016-UB11	2.782%	8/15/49	200	216
[4]	Morgan Stanley Capital I Trust 2016-UBS9	3.594%	3/15/49	154	170
[4]	Morgan Stanley Capital I Trust 2017-HR2	3.587%	12/15/50	55	62
[4,8,9]	Navient Student Loan Trust 2016-2, 1M USD LIBOR + 1.050%	1.198%	6/25/65	73	73
[4,8,9]	Navient Student Loan Trust 2016-3, 1M USD LIBOR + 0.850%	0.998%	6/25/65	5	5
[4,8,9]	Navient Student Loan Trust 2016-6A, 1M USD LIBOR + 0.750%	0.898%	3/25/66	57	57
[4,9]	Navient Student Loan Trust 2017-A	2.880%	12/16/58	183	187
[4,9]	Navient Student Loan Trust 2018-BA	3.610%	12/15/59	394	411
[4,9]	Navient Student Loan Trust 2018-BA	4.000%	12/15/59	1,591	1,653
[4,9]	Navient Student Loan Trust 2018-CA	3.520%	6/16/42	700	720
[4,9]	Navient Student Loan Trust 2018-DA	4.000%	12/15/59	635	667
[4,9]	Palisades Center Trust 2016-PLSD	2.713%	4/13/33	700	519

16

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4,8,9]	Pepper Residential Securities Trust 2021-A1U, 1M USD LIBOR + 0.880%	1.032%	1/16/60	200	200
[4,8,9]	Pepper Residential Securities Trust 2022-A1U, 1M USD LIBOR + 1.000%	1.156%	6/20/60	165	164
[4,8,9]	Pepper Residential Securities Trust 2023-A1U, 1M USD LIBOR + 0.950%	1.100%	8/18/60	160	159
[4,9]	PFS Financing Corp. 2020-A	1.270%	6/15/25	700	705
[4,9]	PFS Financing Corp. 2020-B	1.210%	6/15/24	400	404
[4,9]	PFS Financing Corp. 2020-E	1.000%	10/15/25	280	281
[4,8,9]	PHEAA Student Loan Trust 2016-2A, 1M USD LIBOR + 0.950%	1.098%	11/25/65	124	124
[4,9]	Progress Residential 2017-SFR2 Trust	2.897%	12/17/34	200	200
[4,9]	Progress Residential 2017-SFR2 Trust	3.196%	12/17/34	100	100
[4,9]	Progress Residential 2018-SFR1 Trust	3.255%	3/17/35	390	392
[4,9]	Progress Residential 2018-SFR1 Trust	3.484%	3/17/35	100	101
[4,9]	Progress Residential 2018-SFR3 Trust	3.880%	10/17/35	579	595
[4,9]	Progress Residential 2020-SFR3 Trust	1.294%	10/17/27	300	300
[4,8,9]	RESIMAC Premier Series 2018-1A, 1M USD LIBOR + 0.800%	0.956%	11/10/49	230	230
[4,8,9]	RESIMAC Premier Series 2018-1NCA, 1M USD LIBOR + 0.850%	1.004%	12/5/59	237	237
[4,8,9]	RESIMAC Premier Series 2018-2, 1M USD LIBOR + 0.850%	1.006%	4/10/50	75	74
[4]	Santander Drive Auto Receivables Trust 2018-1	2.960%	3/15/24	184	185
[4]	Santander Drive Auto Receivables Trust 2018-1	3.320%	3/15/24	140	143
[4]	Santander Drive Auto Receivables Trust 2018-3	4.070%	8/15/24	960	1,000
[4]	Santander Drive Auto Receivables Trust 2018-4	3.980%	12/15/25	470	492
[4]	Santander Drive Auto Receivables Trust 2018-5	4.190%	12/16/24	540	562
[4]	Santander Drive Auto Receivables Trust 2020-2	2.220%	9/15/26	790	802
[4]	Santander Drive Auto Receivables Trust 2020-3	1.640%	11/16/26	1,070	1,069
[4,9]	Santander Retail Auto Lease Trust 2020-A	2.520%	11/20/24	170	174
[4,9]	Securitized Term Auto Receivables Trust 2018-2A	3.544%	6/26/23	130	134
[4]	Small Business Administration Participation Certs 2019-25E	3.070%	5/1/44	703	764
[4]	SMART ABS Series 2016-2US Trust	2.050%	12/14/22	24	24
[4,9]	SMB Private Education Loan Trust 2016-A	2.700%	5/15/31	217	222
[4,8,9]	SMB Private Education Loan Trust 2016-B, 1M USD LIBOR + 1.450%	1.602%	2/17/32	143	144
[4,8,9]	SMB Private Education Loan Trust 2016-C, 1M USD LIBOR + 1.100%	1.252%	9/15/34	58	58
[4,8,9]	SMB Private Education Loan Trust 2017-A, 1M USD LIBOR + 0.900%	1.052%	9/15/34	78	78
[4,9]	SMB Private Education Loan Trust 2017-B	2.820%	10/15/35	187	194
[4,9]	SMB Private Education Loan Trust 2018-B	3.600%	1/15/37	391	410
[4,9]	SMB Private Education Loan Trust 2018-C	3.630%	11/15/35	520	546
[4,9]	SoFi Professional Loan Program 2016-B LLC	2.740%	10/25/32	147	150
[4,9]	SoFi Professional Loan Program 2016-C LLC	2.360%	12/27/32	206	208

17

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4,9]	SoFi Professional Loan Program 2016-D LLC	2.340%	4/25/33	41	42
[4,8,9]	SoFi Professional Loan Program 2016-D LLC, 1M USD LIBOR + 0.950%	1.098%	1/25/39	13	12
[4,9]	SoFi Professional Loan Program 2017-B LLC	2.740%	5/25/40	5	5
[4,9]	SoFi Professional Loan Program 2017-D LLC	2.650%	9/25/40	76	78
[4,9]	SoFi Professional Loan Program 2017-E LLC	2.720%	11/26/40	115	117
[4,9]	SoFi Professional Loan Program 2017-F LLC	2.840%	1/25/41	147	151
[4,9]	SoFi Professional Loan Program 2018-A LLC	2.950%	2/25/42	100	103
[4,9]	SoFi Professional Loan Program 2018-C LLC	3.590%	1/25/48	570	596
[4,9]	SoFi Professional Loan Program 2018-D LLC	3.600%	2/25/48	400	417
[4,9]	Stack Infrastructure Issuer LLC 2019-1A	4.540%	2/25/44	54	58
[4]	Synchrony Credit Card Master Note Trust 2016-2	2.950%	5/15/24	140	142
[4]	Synchrony Credit Card Master Note Trust 2017-2	2.820%	10/15/25	170	177
[4]	Synchrony Credit Card Master Note Trust 2017-2	3.010%	10/15/25	230	239
[4,9]	Taco Bell Funding LLC 2016-1A	4.377%	5/25/46	35	35
[4,9]	Tesla Auto Lease Trust 2018-B	4.120%	10/20/21	320	328
[4,9]	Tesla Auto Lease Trust 2018-B	4.360%	10/20/21	200	205
[4,9]	Tesla Auto Lease Trust 2020-A	1.680%	2/20/24	100	101
[4,9]	Textainer Marine Containers Limited 2019-A	3.960%	4/20/44	248	253
[4,9]	Tidewater Auto Receivables Trust 2018-AA	3.450%	11/15/24	42	42
[4,9]	Tidewater Auto Receivables Trust 2018-AA	3.840%	11/15/24	100	102
[4,9]	Tidewater Auto Receivables Trust 2018-AA	4.300%	11/15/24	100	103
[4,9]	TIF 2020-1 A	2.090%	8/20/45	248	248
[4,9]	TMSQ 2014-1500 Mortgage Trust	3.680%	10/10/36	100	106
[4,9]	Trafigura Securitisation Finance plc 2018-1A	3.730%	3/15/22	820	829
[4,9]	Trinity Rail Leasing LP 2018-1A	4.620%	6/17/48	440	449
[4,9]	Trip Rail Master Funding LLC 2017-1A	2.709%	8/15/47	28	28
[4]	UBS Commercial Mortgage Trust 2017-C7	3.679%	12/15/50	112	129
[4]	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.469%	4/10/46	10	10
[4,9]	Vantage Data Centers LLC 2018-1A	4.072%	2/16/43	117	121
[4]	Verizon Owner Trust 2020-B	0.830%	2/20/25	430	430
[4]	Wells Fargo Commercial Mortgage Trust 2012-LC5	3.539%	10/15/45	40	41
[4]	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.218%	7/15/46	354	381
[4]	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.410%	7/15/46	450	480
[4]	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.405%	12/15/47	190	207
[4]	Wells Fargo Commercial Mortgage Trust 2015-C27	3.190%	2/15/48	330	354
[4]	Wells Fargo Commercial Mortgage Trust 2015-C29	3.637%	6/15/48	601	668
[4]	Wells Fargo Commercial Mortgage Trust 2015-C30	4.648%	9/15/58	200	195
[4]	Wells Fargo Commercial Mortgage Trust 2015-LC22	3.839%	9/15/58	320	359
[4]	Wells Fargo Commercial Mortgage Trust 2015-LC22	4.688%	9/15/58	160	156
[4]	Wells Fargo Commercial Mortgage Trust 2016-C32	3.560%	1/15/59	166	184

18

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	Wells Fargo Commercial Mortgage Trust 2016-C37	3.525%	12/15/49	90	100
4	Wells Fargo Commercial Mortgage Trust 2017-C38	3.453%	7/15/50	90	102
4	Wells Fargo Commercial Mortgage Trust 2017-C39	3.157%	9/15/50	10	11
4	Wells Fargo Commercial Mortgage Trust 2017-C41	3.472%	11/15/50	70	79
4	Wells Fargo Commercial Mortgage Trust 2017-C42	3.589%	12/15/50	55	63
4	Wells Fargo Commercial Mortgage Trust 2017-RC1	3.631%	1/15/60	42	48
4	Wells Fargo Commercial Mortgage Trust 2018-C43	4.514%	3/15/51	50	47
4	Wells Fargo Commercial Mortgage Trust 2018-C46	4.152%	8/15/51	30	35
4	Wells Fargo Commercial Mortgage Trust 2019-C49	3.933%	3/15/52	80	92
4	Wells Fargo Commercial Mortgage Trust 2019-C50	3.635%	5/15/52	70	80
4,9	Wendys Funding LLC 2018-1	3.573%	3/15/48	97	100
4	WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	100	109
4	WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	20	22
4	WFRBS Commercial Mortgage Trust 2014-C21	3.410%	8/15/47	10	11
4	WFRBS Commercial Mortgage Trust 2014-C21	3.678%	8/15/47	361	395
4	WFRBS Commercial Mortgage Trust 2014-C23	3.650%	10/15/57	234	255
4	World Omni Auto Receivables Trust 2018-A	2.890%	4/15/25	40	41
4	World Omni Auto Receivables Trust 2019-B	2.860%	6/16/25	110	115
4	World Omni Automobile Lease Securitization Trust 2019-B	3.240%	7/15/24	160	165
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $122,407)					126,229
Corporate Bonds (35.3%)
Finance (10.6%)
	Banking (7.0%)
	Ally Financial Inc.	1.450%	10/2/23	1,545	1,539
	American Express Co.	3.400%	2/22/24	331	359
	American Express Co.	2.500%	7/30/24	401	426
	American Express Co.	3.000%	10/30/24	5,726	6,199
4,9	Australia & New Zealand Banking Group Ltd.	2.950%	7/22/30	5,200	5,384
	Banco Santander SA	2.746%	5/28/25	200	210
	Banco Santander SA	3.490%	5/28/30	200	218
4	Bank of America Corp.	2.816%	7/21/23	4,002	4,157
4	Bank of America Corp.	3.864%	7/23/24	2,610	2,818
	Bank of America Corp.	4.000%	1/22/25	1,000	1,114
4	Bank of America Corp.	0.981%	9/25/25	4,000	3,999
4	Bank of America Corp.	3.093%	10/1/25	479	517
4	Bank of America Corp.	3.366%	1/23/26	4,099	4,467
4	Bank of America Corp.	2.015%	2/13/26	356	369
4	Bank of America Corp.	1.319%	6/19/26	1,755	1,766
4	Bank of America Corp.	3.559%	4/23/27	242	270
4	Bank of America Corp.	3.824%	1/20/28	433	491
4	Bank of America Corp.	3.705%	4/24/28	244	275
4	Bank of America Corp.	3.419%	12/20/28	520	579
4	Bank of America Corp.	3.970%	3/5/29	1,635	1,875

19

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	Bank of America Corp.	4.271%	7/23/29	201	236
4	Bank of America Corp.	3.194%	7/23/30	1,050	1,160
4	Bank of America Corp.	1.898%	7/23/31	1,550	1,549
4	Bank of America Corp.	2.676%	6/19/41	1,700	1,730
4	Bank of America Corp.	4.443%	1/20/48	1,000	1,294
4	Bank of America Corp.	4.083%	3/20/51	2,000	2,474
	Bank of Montreal	3.300%	2/5/24	431	466
	Bank of New York Mellon Corp.	3.400%	5/15/24	200	219
	Bank of New York Mellon Corp.	2.100%	10/24/24	200	212
4	Bank of New York Mellon Corp.	3.442%	2/7/28	545	625
	Bank of Nova Scotia	2.200%	2/3/25	278	293
	Bank of Nova Scotia	2.700%	8/3/26	269	294
9	Banque Federative du Credit Mutuel SA	2.375%	11/21/24	200	211
	Barclays plc	3.684%	1/10/23	5,000	5,156
	Barclays plc	4.375%	9/11/24	510	540
4	Barclays plc	3.932%	5/7/25	1,200	1,284
4	Barclays plc	2.852%	5/7/26	414	431
	Barclays plc	4.337%	1/10/28	2,844	3,161
	Barclays plc	3.564%	9/23/35	1,500	1,478
4,9	BNP Paribas SA	2.219%	6/9/26	1,360	1,400
4,9	BNP Paribas SA	2.588%	8/12/35	3,000	2,890
10	BPCE SA	5.400%	10/27/25	1,070	767
9	BPCE SA	3.250%	1/11/28	200	221
4	Capital One Bank USA NA	2.280%	1/28/26	1,853	1,928
4	Citigroup Inc.	3.106%	4/8/26	210	226
	Citigroup Inc.	3.400%	5/1/26	331	368
	Citigroup Inc.	3.200%	10/21/26	1,524	1,680
	Citigroup Inc.	4.450%	9/29/27	1,907	2,207
4	Citigroup Inc.	3.887%	1/10/28	200	226
4	Citigroup Inc.	3.668%	7/24/28	1,198	1,344
4	Citigroup Inc.	3.520%	10/27/28	200	222
4	Citigroup Inc.	3.980%	3/20/30	207	238
4	Citigroup Inc.	4.412%	3/31/31	248	297
4	Citigroup Inc.	2.572%	6/3/31	650	681
4	Citigroup Inc.	3.878%	1/24/39	1,500	1,768
	Citigroup Inc.	4.650%	7/23/48	1,000	1,313
9	Commonwealth Bank of Australia	3.350%	6/4/24	200	219
9	Commonwealth Bank of Australia	3.150%	9/19/27	223	250
9	Commonwealth Bank of Australia	3.743%	9/12/39	1,000	1,102
	Cooperatieve Rabobank UA	4.625%	12/1/23	1,500	1,661
9	Cooperatieve Rabobank UA	2.625%	7/22/24	200	213
	Credit Suisse AG	3.625%	9/9/24	556	615
	Credit Suisse AG	2.950%	4/9/25	3,400	3,710
9	Danske Bank A/S	1.171%	12/8/23	4,000	3,999
4	Deutsche Bank AG	2.222%	9/18/24	1,350	1,359
	Discover Bank	4.250%	3/13/26	3,700	4,207
	Fifth Third Bank	2.250%	2/1/27	200	214
	Goldman Sachs Group Inc.	3.500%	1/23/25	359	393
	Goldman Sachs Group Inc.	3.750%	5/22/25	1,859	2,066
4	Goldman Sachs Group Inc.	3.272%	9/29/25	253	274
	Goldman Sachs Group Inc.	3.750%	2/25/26	207	233
	Goldman Sachs Group Inc.	3.850%	1/26/27	200	224
4	Goldman Sachs Group Inc.	3.691%	6/5/28	344	386
4	Goldman Sachs Group Inc.	4.223%	5/1/29	1,750	2,041
	Goldman Sachs Group Inc.	2.600%	2/7/30	207	219

20

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	Goldman Sachs Group Inc.	4.411%	4/23/39	958	1,157
4	HSBC Holdings plc	2.633%	11/7/25	1,670	1,727
	HSBC Holdings plc	4.300%	3/8/26	215	242
4	HSBC Holdings plc	1.645%	4/18/26	1,905	1,893
	HSBC Holdings plc	3.900%	5/25/26	257	284
4	HSBC Holdings plc	2.099%	6/4/26	4,449	4,505
4	HSBC Holdings plc	4.292%	9/12/26	200	223
4	HSBC Holdings plc	4.041%	3/13/28	652	719
4	HSBC Holdings plc	2.013%	9/22/28	2,000	1,966
4	HSBC Holdings plc	4.583%	6/19/29	348	400
4	HSBC Holdings plc	3.973%	5/22/30	248	277
4,11	HSBC Holdings plc	3.000%	5/29/30	600	825
4	HSBC Holdings plc	2.848%	6/4/31	2,995	3,096
4	HSBC Holdings plc	2.357%	8/18/31	1,000	987
	ING Groep NV	3.950%	3/29/27	214	245
	ING Groep NV	4.050%	4/9/29	236	276
9	Intesa Sanpaolo SPA	3.250%	9/23/24	500	526
9	Intesa Sanpaolo SPA	4.000%	9/23/29	200	218
11	Intesa Sanpaolo SPA	2.500%	1/15/30	1,100	1,430
4	JPMorgan Chase & Co.	4.023%	12/5/24	7,223	7,945
4	JPMorgan Chase & Co.	3.220%	3/1/25	284	304
	JPMorgan Chase & Co.	3.900%	7/15/25	256	289
4	JPMorgan Chase & Co.	2.005%	3/13/26	2,110	2,186
4	JPMorgan Chase & Co.	2.083%	4/22/26	2,030	2,121
	JPMorgan Chase & Co.	3.200%	6/15/26	303	336
4	JPMorgan Chase & Co.	3.782%	2/1/28	207	233
4	JPMorgan Chase & Co.	3.540%	5/1/28	6,807	7,621
4	JPMorgan Chase & Co.	3.509%	1/23/29	473	532
4	JPMorgan Chase & Co.	4.005%	4/23/29	384	445
4	JPMorgan Chase & Co.	4.452%	12/5/29	200	240
4	JPMorgan Chase & Co.	2.739%	10/15/30	229	247
4	JPMorgan Chase & Co.	3.882%	7/24/38	2,750	3,249
4	JPMorgan Chase & Co.	3.964%	11/15/48	660	800
4	JPMorgan Chase & Co.	3.109%	4/22/51	1,350	1,434
	KeyBank NA	3.300%	6/1/25	200	223
	Lloyds Banking Group plc	4.450%	5/8/25	240	271
4	Lloyds Banking Group plc	3.870%	7/9/25	1,593	1,746
	Lloyds Banking Group plc	3.750%	1/11/27	576	638
	Lloyds Banking Group plc	4.375%	3/22/28	248	287
	Lloyds Banking Group plc	4.550%	8/16/28	200	235
8,10	Lloyds Banking Group plc, 3M Australian Bank Bill Rate + 0.000%	1.490%	3/7/25	1,000	706
	Mitsubishi UFJ Financial Group Inc.	2.193%	2/25/25	200	210
	Mitsubishi UFJ Financial Group Inc.	3.777%	3/2/25	753	839
	Mitsubishi UFJ Financial Group Inc.	1.412%	7/17/25	3,665	3,722
	Mitsubishi UFJ Financial Group Inc.	3.741%	3/7/29	360	409
	Mitsubishi UFJ Financial Group Inc.	3.195%	7/18/29	265	291
	Mitsubishi UFJ Financial Group Inc.	3.751%	7/18/39	515	597
4	Mizuho Financial Group Inc.	2.555%	9/13/25	248	260
4	Mizuho Financial Group Inc.	3.153%	7/16/30	200	218
	Morgan Stanley	2.750%	5/19/22	2,100	2,176
	Morgan Stanley	4.000%	7/23/25	244	275
	Morgan Stanley	3.875%	1/27/26	707	806
4	Morgan Stanley	2.188%	4/28/26	2,070	2,168
	Morgan Stanley	3.625%	1/20/27	573	648

21

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	Morgan Stanley	3.591%	7/22/28	751	841
4	Morgan Stanley	2.699%	1/22/31	500	532
4	Morgan Stanley	3.622%	4/1/31	265	303
4	Morgan Stanley	3.971%	7/22/38	1,000	1,173
4	Morgan Stanley	4.457%	4/22/39	525	659
	Morgan Stanley	4.300%	1/27/45	725	920
	Natwest Group plc	3.875%	9/12/23	600	644
4	Natwest Group plc	4.269%	3/22/25	700	759
4	Natwest Group plc	3.073%	5/22/28	1,175	1,238
11	NIBC Bank NV	3.125%	11/15/23	1,800	2,402
12	NIBC Bank NV	0.875%	7/8/25	700	817
4,12	OP Corporate Bank plc	1.625%	6/9/30	2,611	3,122
	PNC Bank NA	3.300%	10/30/24	250	274
	PNC Bank NA	2.950%	2/23/25	259	283
	PNC Bank NA	3.250%	6/1/25	505	559
	PNC Bank NA	3.100%	10/25/27	623	693
	PNC Bank NA	3.250%	1/22/28	250	280
	PNC Bank NA	2.700%	10/22/29	200	214
	PNC Financial Services Group Inc.	2.600%	7/23/26	269	294
	PNC Financial Services Group Inc.	3.450%	4/23/29	403	463
	Royal Bank of Canada	2.550%	7/16/24	1,520	1,626
	Royal Bank of Canada	2.250%	11/1/24	938	994
	Santander Holdings USA Inc.	3.500%	6/7/24	290	311
	Santander Holdings USA Inc.	4.400%	7/13/27	1,746	1,919
	Santander UK plc	2.875%	6/18/24	200	213
9	Skandinaviska Enskilda Banken AB	0.850%	9/2/25	6,500	6,499
4,9	State Street Corp.	2.825%	3/30/23	200	207
	State Street Corp.	3.300%	12/16/24	343	378
	State Street Corp.	3.550%	8/18/25	282	319
4	State Street Corp.	2.354%	11/1/25	244	258
	State Street Corp.	2.400%	1/24/30	223	243
	Sumitomo Mitsui Financial Group Inc.	2.696%	7/16/24	200	213
	Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	290	328
	Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	427	459
	Sumitomo Mitsui Financial Group Inc.	3.446%	1/11/27	200	223
	Sumitomo Mitsui Financial Group Inc.	3.040%	7/16/29	588	642
	Sumitomo Mitsui Financial Group Inc.	2.750%	1/15/30	273	292
	Synchrony Financial	3.950%	12/1/27	6,640	7,128
	Toronto-Dominion Bank	2.650%	6/12/24	146	156
	Toronto-Dominion Bank	1.150%	6/12/25	230	233
	Truist Bank	3.200%	4/1/24	517	559
	Truist Bank	1.500%	3/10/25	200	205
	Truist Bank	3.625%	9/16/25	250	281
	Truist Bank	4.050%	11/3/25	290	335
	US Bancorp	3.700%	1/30/24	366	403
	US Bancorp	2.400%	7/30/24	358	381
	US Bancorp	1.450%	5/12/25	1,600	1,650
	US Bancorp	2.375%	7/22/26	302	329
	US Bancorp	3.150%	4/27/27	256	289
	US Bancorp	3.000%	7/30/29	200	221
	Wells Fargo & Co.	3.000%	2/19/25	544	587
4	Wells Fargo & Co.	2.164%	2/11/26	3,256	3,381
	Wells Fargo & Co.	3.000%	4/22/26	504	548
4	Wells Fargo & Co.	2.188%	4/30/26	3,600	3,739
	Wells Fargo & Co.	3.000%	10/23/26	545	595

22

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	Wells Fargo & Co.	3.196%	6/17/27	200	218
	Wells Fargo & Co.	4.300%	7/22/27	4,500	5,154
4	Wells Fargo & Co.	3.584%	5/22/28	244	272
4,12	Wells Fargo & Co.	1.741%	5/4/30	2,100	2,593
4	Wells Fargo & Co.	2.879%	10/30/30	2,332	2,488
4	Wells Fargo & Co.	3.068%	4/30/41	2,750	2,858
	Wells Fargo & Co.	4.400%	6/14/46	750	888
4	Wells Fargo & Co.	5.013%	4/4/51	450	617
11	Wells Fargo Bank NA	5.250%	8/1/23	900	1,299
	Westpac Banking Corp.	2.350%	2/19/25	273	291
	Westpac Banking Corp.	2.850%	5/13/26	200	221
	Westpac Banking Corp.	3.350%	3/8/27	528	604
4,10	Westpac Banking Corp.	4.334%	8/16/29	1,920	1,456
4	Westpac Banking Corp.	2.894%	2/4/30	2,700	2,787
4	Westpac Banking Corp.	4.322%	11/23/31	200	226

	Brokerage (0.6%)
	Affiliated Managers Group Inc.	3.300%	6/15/30	2,307	2,464
	Ameriprise Financial Inc.	3.700%	10/15/24	207	231
	Ameriprise Financial Inc.	3.000%	4/2/25	694	759
	BlackRock Inc.	3.200%	3/15/27	200	227
	BlackRock Inc.	2.400%	4/30/30	315	342
	BlackRock Inc.	1.900%	1/28/31	3,880	4,021
12	Blackstone Property Partners Europe Holdings Sarl	0.500%	9/12/23	3,200	3,729
	Brookfield Asset Management Inc.	4.000%	1/15/25	200	223
	Brookfield Finance Inc.	3.900%	1/25/28	200	223
	Charles Schwab Corp.	3.850%	5/21/25	422	477
	Charles Schwab Corp.	3.200%	1/25/28	206	232
	Charles Schwab Corp.	3.250%	5/22/29	220	253
	Intercontinental Exchange Inc.	0.700%	6/15/23	2,120	2,125
	Intercontinental Exchange Inc.	2.650%	9/15/40	2,950	2,935
	Intercontinental Exchange Inc.	3.000%	9/15/60	1,470	1,486
	Invesco Finance plc	4.000%	1/30/24	200	218
	Invesco Finance plc	5.375%	11/30/43	590	727
	Lazard Group LLC	4.500%	9/19/28	262	306
	TD Ameritrade Holding Corp.	3.625%	4/1/25	383	430
	TD Ameritrade Holding Corp.	3.300%	4/1/27	200	224

	Finance Companies (0.3%)
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.500%	9/15/23	4,525	4,655
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.450%	4/3/26	2,050	2,038
	Air Lease Corp.	2.875%	1/15/26	1,600	1,577
	Air Lease Corp.	3.750%	6/1/26	1,269	1,286
9	GE Capital Funding LLC	3.450%	5/15/25	1,250	1,338

	Insurance (1.3%)
	Aflac Inc.	4.750%	1/15/49	1,250	1,596
	American International Group Inc.	2.500%	6/30/25	245	262
	American International Group Inc.	4.500%	7/16/44	1,367	1,603
	American International Group Inc.	4.800%	7/10/45	715	871
	American International Group Inc.	4.375%	6/30/50	1,716	2,002
	Anthem Inc.	3.650%	12/1/27	1,985	2,254

23

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Anthem Inc.	3.125%	5/15/50	2,450	2,472
	Aon Corp.	2.800%	5/15/30	200	216
	Aon plc	4.600%	6/14/44	478	607
	Aon plc	4.750%	5/15/45	505	656
	Berkshire Hathaway Finance Corp.	4.200%	8/15/48	420	536
	Berkshire Hathaway Inc.	3.125%	3/15/26	2,427	2,703
	Centene Corp.	4.750%	1/15/25	80	82
	Chubb INA Holdings Inc.	3.350%	5/15/24	270	296
	Chubb INA Holdings Inc.	3.150%	3/15/25	318	351
	Chubb INA Holdings Inc.	3.350%	5/3/26	329	373
	Chubb INA Holdings Inc.	1.375%	9/15/30	1,040	1,022
	Chubb INA Holdings Inc.	4.350%	11/3/45	1,710	2,236
	Enstar Group Ltd.	4.950%	6/1/29	1,630	1,803
[9]	Great-West Lifeco US Finance 2020 LP	0.904%	8/12/25	1,920	1,915
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	343	375
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	254	281
	Marsh & McLennan Cos. Inc.	4.375%	3/15/29	336	405
	MetLife Inc.	4.550%	3/23/30	1,400	1,752
[11]	Phoenix Group Holdings plc	6.625%	12/18/25	595	916
[11]	Phoenix Group Holdings plc	5.625%	4/28/31	200	294
	Progressive Corp.	3.200%	3/26/30	200	228
[9]	Protective Life Corp.	4.300%	9/30/28	200	225
	Prudential Financial Inc.	2.100%	3/10/30	655	681
	Prudential Financial Inc.	3.935%	12/7/49	445	504
[4,12]	Sampo Oyj	3.375%	5/23/49	855	1,104
[9]	Securian Financial Group Inc.	4.800%	4/15/48	85	100
	UnitedHealth Group Inc.	2.375%	8/15/24	1,275	1,355
	UnitedHealth Group Inc.	3.750%	7/15/25	386	440
	UnitedHealth Group Inc.	3.375%	4/15/27	4,558	5,174
	UnitedHealth Group Inc.	2.950%	10/15/27	323	361
	UnitedHealth Group Inc.	3.850%	6/15/28	245	288
	UnitedHealth Group Inc.	3.875%	12/15/28	1,412	1,674
	UnitedHealth Group Inc.	2.875%	8/15/29	360	400
	UnitedHealth Group Inc.	2.000%	5/15/30	200	209
	UnitedHealth Group Inc.	2.750%	5/15/40	850	888
	UnitedHealth Group Inc.	4.375%	3/15/42	535	665
	Willis North America Inc.	2.950%	9/15/29	1,585	1,706
	Willis North America Inc.	3.875%	9/15/49	680	781

	Other Finance (0.1%)
[11]	Aroundtown SA	3.625%	4/10/31	900	1,240
[12]	Logicor Financing Sarl	3.250%	11/13/28	800	1,064
[12]	Samhallsbyggnadsbolaget i Norden AB	1.000%	8/12/27	1,200	1,350

	Real Estate Investment Trusts (1.3%)
	Alexandria Real Estate Equities Inc.	3.450%	4/30/25	206	229
	Alexandria Real Estate Equities Inc.	1.875%	2/1/33	5,000	4,900
	AvalonBay Communities Inc.	2.950%	5/11/26	200	221
	AvalonBay Communities Inc.	2.300%	3/1/30	248	263
	Brixmor Operating Partnership LP	4.050%	7/1/30	2,500	2,674
	Corporate Office Properties LP	2.250%	3/15/26	2,000	2,022
	Digital Realty Trust LP	3.600%	7/1/29	200	229
	ERP Operating LP	3.375%	6/1/25	200	221
	ERP Operating LP	4.150%	12/1/28	229	273
	Federal Realty Investment Trust	3.950%	1/15/24	4,825	5,216

24

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Healthcare Realty Trust Inc.	3.875%	5/1/25	775	846
	Healthpeak Properties Inc.	3.000%	1/15/30	1,300	1,403
	Kimco Realty Corp.	3.400%	11/1/22	850	896
	Kimco Realty Corp.	3.300%	2/1/25	400	430
	Kimco Realty Corp.	1.900%	3/1/28	4,000	3,944
[9]	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.	4.250%	2/1/27	95	82
	Mid-America Apartments LP	2.750%	3/15/30	200	214
	Omega Healthcare Investors Inc.	5.250%	1/15/26	200	218
[12]	Prologis Euro Finance LLC	1.500%	9/10/49	600	716
	Public Storage	3.385%	5/1/29	267	308
	Realty Income Corp.	3.875%	4/15/25	208	235
	Realty Income Corp.	4.125%	10/15/26	384	445
[11]	Realty Income Corp.	1.625%	12/15/30	1,475	1,888
	Sabra Health Care LP	5.125%	8/15/26	2,391	2,591
	Sabra Health Care LP	3.900%	10/15/29	200	195
	Simon Property Group LP	3.750%	2/1/24	236	254
	Simon Property Group LP	2.000%	9/13/24	214	221
	Simon Property Group LP	3.500%	9/1/25	2,945	3,227
	Simon Property Group LP	3.250%	11/30/26	203	221
	Simon Property Group LP	3.375%	12/1/27	200	214
	Simon Property Group LP	2.650%	7/15/30	2,670	2,684
[9]	Trust Fibra Uno	6.390%	1/15/50	1,375	1,372
	UDR Inc.	2.950%	9/1/26	185	202
	VEREIT Operating Partnership LP	3.950%	8/15/27	1,515	1,611
	VEREIT Operating Partnership LP	3.400%	1/15/28	1,550	1,618
	Welltower Inc.	4.250%	4/1/26	600	686
					365,106
Industrial (21.7%)
	Basic Industry (1.2%)
[9]	Air Liquide Finance SA	2.500%	9/27/26	200	218
[9]	Air Liquide Finance SA	2.250%	9/10/29	1,725	1,839
	Air Products and Chemicals Inc.	2.700%	5/15/40	1,040	1,104
[9]	Arconic Corp.	6.000%	5/15/25	60	64
[9]	Axalta Coating Systems LLC	4.875%	8/15/24	150	153
[9]	Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV	4.750%	6/15/27	90	92
[9]	Big River Steel LLC / BRS Finance Corp.	6.625%	1/31/29	150	152
[9]	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP	3.400%	12/1/26	2,102	2,311
[9]	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP	3.700%	6/1/28	200	222
	Dow Chemical Co.	3.625%	5/15/26	257	284
[12]	Dow Chemical Co.	0.500%	3/15/27	1,040	1,181
[12]	Dow Chemical Co.	1.125%	3/15/32	500	559
	Dow Chemical Co.	4.375%	11/15/42	300	339
	DuPont de Nemours Inc.	4.205%	11/15/23	500	550
	DuPont de Nemours Inc.	4.493%	11/15/25	997	1,149
	DuPont de Nemours Inc.	5.319%	11/15/38	380	480
	Eastman Chemical Co.	3.800%	3/15/25	200	220
	Ecolab Inc.	1.300%	1/30/31	3,000	2,925
	Ecolab Inc.	2.125%	8/15/50	1,000	915
[9]	Element Solutions Inc.	3.875%	9/1/28	350	343
	FMC Corp.	4.500%	10/1/49	135	168
	Freeport-McMoRan Inc.	4.375%	8/1/28	250	256

25

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Freeport-McMoRan Inc.	4.625%	8/1/30	190	200
[9]	Georgia-Pacific LLC	1.750%	9/30/25	1,985	2,069
[9]	Georgia-Pacific LLC	2.100%	4/30/27	207	217
[9]	Graphic Packaging International LLC	4.750%	7/15/27	200	217
[9]	Graphic Packaging International LLC	3.500%	3/15/28	90	90
[9]	Graphic Packaging International LLC	3.500%	3/1/29	86	87
[9]	Hudbay Minerals Inc.	6.125%	4/1/29	190	187
	International Paper Co.	7.300%	11/15/39	300	441
	International Paper Co.	4.350%	8/15/48	400	486
	LYB International Finance III LLC	2.875%	5/1/25	420	450
	LYB International Finance III LLC	3.375%	5/1/30	1,000	1,091
	Newmont Corp.	2.800%	10/1/29	3,385	3,661
	Newmont Corp.	2.250%	10/1/30	535	551
[9]	Novelis Corp.	4.750%	1/30/30	40	39
	Nucor Corp.	2.000%	6/1/25	430	449
	Nucor Corp.	2.700%	6/1/30	790	847
	Nutrien Ltd.	4.125%	3/15/35	180	207
	Nutrien Ltd.	4.900%	6/1/43	2,246	2,753
	Nutrien Ltd.	5.250%	1/15/45	115	144
[9]	OCI NV	5.250%	11/1/24	110	113
[9]	OCI NV	4.625%	10/15/25	135	135
	Packaging Corp. of America	3.400%	12/15/27	230	257
	Packaging Corp. of America	4.050%	12/15/49	150	179
	Praxair Inc.	2.000%	8/10/50	1,000	900
	Sherwin-Williams Co.	4.200%	1/15/22	1,285	1,334
	Sherwin-Williams Co.	4.500%	6/1/47	310	383
	Sherwin-Williams Co.	3.300%	5/15/50	1,000	1,058
	Steel Dynamics Inc.	2.400%	6/15/25	555	581
	Steel Dynamics Inc.	3.450%	4/15/30	1,570	1,723
	Vale Overseas Ltd.	6.250%	8/10/26	159	187
[12]	Vale SA	3.750%	1/10/23	1,300	1,597
[9]	WR Grace & Co-Conn	4.875%	6/15/27	55	57
	WRKCo Inc.	4.650%	3/15/26	2,599	3,049
	WRKCo Inc.	4.000%	3/15/28	325	373
	WRKCo Inc.	3.900%	6/1/28	1,000	1,139

	Capital Goods (2.8%)
	3M Co.	2.250%	9/19/26	200	217
	3M Co.	3.700%	4/15/50	871	1,052
[12]	Airbus Finance BV	1.375%	5/13/31	450	523
[9]	Airbus SE	3.150%	4/10/27	221	233
[9]	American Builders & Contractors Supply Co. Inc.	5.875%	5/15/26	30	31
[9]	American Builders & Contractors Supply Co. Inc.	4.000%	1/15/28	155	158
[9]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	5.250%	4/30/25	116	121
[9]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	5.250%	8/15/27	250	255
[9]	BAE Systems plc	1.900%	2/15/31	3,000	2,968
	Ball Corp.	5.000%	3/15/22	65	68
	Ball Corp.	4.875%	3/15/26	140	156
	Ball Corp.	2.875%	8/15/30	564	547
[9]	Berry Global Inc.	4.875%	7/15/26	172	182
[9]	Berry Global Inc.	5.625%	7/15/27	220	230

26

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Boeing Co.	2.700%	5/1/22	365	372
	Boeing Co.	2.800%	3/1/24	245	250
	Boeing Co.	4.875%	5/1/25	5,579	6,086
	Boeing Co.	5.040%	5/1/27	248	273
	Boeing Co.	5.150%	5/1/30	2,775	3,115
[9]	BWX Technologies Inc.	4.125%	6/30/28	17	17
[9]	Carrier Global Corp.	2.242%	2/15/25	267	278
[9]	Carrier Global Corp.	2.493%	2/15/27	1,451	1,514
[9]	Carrier Global Corp.	3.377%	4/5/40	1,625	1,699
	Caterpillar Financial Services Corp.	2.625%	3/1/23	180	191
	Caterpillar Financial Services Corp.	0.450%	9/14/23	11,750	11,748
	Caterpillar Financial Services Corp.	2.150%	11/8/24	200	212
	Caterpillar Financial Services Corp.	1.100%	9/14/27	6,160	6,151
	Caterpillar Inc.	3.250%	4/9/50	2,000	2,253
[9]	Clark Equipment Co.	5.875%	6/1/25	170	176
[9]	Clean Harbors Inc.	4.875%	7/15/27	155	162
[9]	Clean Harbors Inc.	5.125%	7/15/29	260	280
	CNH Industrial Capital LLC	1.875%	1/15/26	5,310	5,301
[12]	CNH Industrial Finance Europe SA	1.750%	3/25/27	800	951
[9]	Cornerstone Building Brands Inc.	6.125%	1/15/29	85	86
	Embraer Netherlands Finance BV	5.050%	6/15/25	3,500	3,360
	Embraer SA	5.150%	6/15/22	1,400	1,414
	Emerson Electric Co.	1.800%	10/15/27	200	209
	General Dynamics Corp.	3.250%	4/1/25	930	1,030
	General Dynamics Corp.	3.500%	5/15/25	200	224
	General Dynamics Corp.	2.625%	11/15/27	200	218
	General Dynamics Corp.	3.750%	5/15/28	200	234
	General Dynamics Corp.	4.250%	4/1/40	720	900
	General Dynamics Corp.	4.250%	4/1/50	520	676
	General Electric Co.	3.450%	5/1/27	1,645	1,738
	General Electric Co.	4.350%	5/1/50	500	508
[9]	GPC Merger Sub Inc.	7.125%	8/15/28	260	271
	Honeywell International Inc.	1.350%	6/1/25	600	619
	Honeywell International Inc.	1.950%	6/1/30	286	300
	Honeywell International Inc.	2.800%	6/1/50	1,000	1,068
	Howmet Aerospace Inc.	6.875%	5/1/25	100	110
	L3Harris Technologies Inc.	3.850%	6/15/23	1,102	1,194
	L3Harris Technologies Inc.	3.850%	12/15/26	223	256
	L3Harris Technologies Inc.	4.400%	6/15/28	3,200	3,799
	L3Harris Technologies Inc.	5.054%	4/27/45	1,200	1,604
	Lockheed Martin Corp.	1.850%	6/15/30	1,055	1,093
	Lockheed Martin Corp.	3.800%	3/1/45	1,553	1,846
	Lockheed Martin Corp.	4.700%	5/15/46	60	81
[9]	Mueller Water Products Inc.	5.500%	6/15/26	145	150
	Northrop Grumman Corp.	3.250%	1/15/28	513	575
	Northrop Grumman Corp.	4.400%	5/1/30	2,700	3,320
	Northrop Grumman Corp.	4.030%	10/15/47	570	691
	Otis Worldwide Corp.	2.293%	4/5/27	1,220	1,277
	Precision Castparts Corp.	3.250%	6/15/25	100	111
[9]	Raytheon Technologies Corp.	2.800%	3/15/22	805	830
[9]	Raytheon Technologies Corp.	3.200%	3/15/24	1,745	1,874
	Raytheon Technologies Corp.	3.950%	8/16/25	120	137
[9]	Raytheon Technologies Corp.	3.500%	3/15/27	237	266
	Raytheon Technologies Corp.	3.125%	5/4/27	629	697
	Raytheon Technologies Corp.	4.125%	11/16/28	2,879	3,407

27

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[12]	Raytheon Technologies Corp.	2.150%	5/18/30	1,400	1,823
	Raytheon Technologies Corp.	4.625%	11/16/48	2,900	3,774
[9]	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu	5.125%	7/15/23	8	8
[9]	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu	4.000%	10/15/27	470	473
	Roper Technologies Inc.	2.000%	6/30/30	200	204
	Silgan Holdings Inc.	4.125%	2/1/28	120	122
[9]	Specialty Building Products Holdings LLC / SBP Finance Corp.	6.375%	9/30/26	22	22
[9]	Spirit AeroSystems Inc.	5.500%	1/15/25	120	121
[9]	Standard Industries Inc.	5.000%	2/15/27	61	63
[9]	Standard Industries Inc.	4.375%	7/15/30	95	97
	Stanley Black & Decker Inc.	3.400%	3/1/26	265	297
	Stanley Black & Decker Inc.	2.300%	3/15/30	1,126	1,200
[9]	TransDigm Inc.	8.000%	12/15/25	25	27
[9]	TransDigm Inc.	6.250%	3/15/26	250	261
	TransDigm Inc.	5.500%	11/15/27	465	446
[9]	Trivium Packaging Finance BV	5.500%	8/15/26	35	36
[9]	Trivium Packaging Finance BV	8.500%	8/15/27	95	101
	United Rentals North America Inc.	4.625%	10/15/25	125	128
	United Rentals North America Inc.	3.875%	11/15/27	955	984
[9]	WESCO Distribution Inc.	7.250%	6/15/28	540	590

	Communication (3.6%)
	Activision Blizzard Inc.	2.500%	9/15/50	2,990	2,752
	American Tower Corp.	2.400%	3/15/25	200	212
	American Tower Corp.	3.375%	10/15/26	1,940	2,154
	American Tower Corp.	2.750%	1/15/27	200	215
	AT&T Inc.	3.400%	5/15/25	500	552
	AT&T Inc.	3.600%	7/15/25	45	50
	AT&T Inc.	3.875%	1/15/26	3,040	3,446
	AT&T Inc.	4.125%	2/17/26	493	564
	AT&T Inc.	2.300%	6/1/27	414	434
	AT&T Inc.	4.350%	3/1/29	1,280	1,499
	AT&T Inc.	4.300%	2/15/30	200	236
	AT&T Inc.	4.500%	5/15/35	700	825
	AT&T Inc.	4.900%	8/15/37	500	604
	AT&T Inc.	4.300%	12/15/42	2,100	2,366
	AT&T Inc.	4.500%	3/9/48	1,650	1,883
	AT&T Inc.	3.650%	6/1/51	1,280	1,284
[9]	AT&T Inc.	3.550%	9/15/55	1,238	1,189
[9]	AT&T Inc.	3.650%	9/15/59	567	556
[9]	Cablevision Lightpath LLC	3.875%	9/15/27	45	45
[9]	Cablevision Lightpath LLC	5.625%	9/15/28	45	46
[9]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.750%	3/1/30	370	390
[9]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.250%	2/1/31	105	108
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.908%	7/23/25	589	680
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.800%	3/1/50	1,390	1,583
	Charter Communications Operating LLC / Charter Communications Operating Capital	3.700%	4/1/51	750	736

28

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Comcast Corp.	3.375%	8/15/25	9,304	10,376
	Comcast Corp.	3.150%	3/1/26	452	502
	Comcast Corp.	2.350%	1/15/27	445	478
	Comcast Corp.	3.150%	2/15/28	468	525
	Comcast Corp.	4.150%	10/15/28	523	629
	Comcast Corp.	3.400%	4/1/30	229	264
	Comcast Corp.	1.950%	1/15/31	1,300	1,334
	Comcast Corp.	3.250%	11/1/39	1,990	2,210
	Comcast Corp.	3.750%	4/1/40	3,970	4,636
	Comcast Corp.	4.650%	7/15/42	1,200	1,551
	Comcast Corp.	4.700%	10/15/48	168	222
	Comcast Corp.	3.450%	2/1/50	1,500	1,683
	Crown Castle International Corp.	4.450%	2/15/26	310	355
	Crown Castle International Corp.	3.700%	6/15/26	3,912	4,361
	Crown Castle International Corp.	5.200%	2/15/49	1,465	1,922
[9]	CSC Holdings LLC	5.375%	2/1/28	245	259
[9]	CSC Holdings LLC	5.750%	1/15/30	185	197
[9]	CSC Holdings LLC	4.625%	12/1/30	515	516
	Discovery Communications LLC	3.900%	11/15/24	35	39
	Discovery Communications LLC	4.900%	3/11/26	1,747	2,039
	Discovery Communications LLC	4.650%	5/15/50	765	869
	Fox Corp.	3.050%	4/7/25	180	196
	Fox Corp.	5.476%	1/25/39	2,020	2,696
[9]	Front Range BidCo Inc.	4.000%	3/1/27	280	275
[9]	Front Range BidCo Inc.	6.125%	3/1/28	210	216
	Lamar Media Corp.	5.750%	2/1/26	60	62
[9]	Lamar Media Corp.	3.750%	2/15/28	137	136
[9]	Lamar Media Corp.	4.875%	1/15/29	75	78
[9]	Lamar Media Corp.	4.000%	2/15/30	118	118
[9]	Level 3 Financing Inc.	4.625%	9/15/27	400	410
[9]	Level 3 Financing Inc.	4.250%	7/1/28	190	193
[9]	Level 3 Financing Inc.	3.625%	1/15/29	410	405
[9]	Netflix Inc.	3.625%	6/15/25	575	598
[9]	Nexstar Broadcasting Inc.	4.750%	11/1/28	435	444
[9]	Nexstar Escrow Inc.	5.625%	7/15/27	255	267
[9]	Nielsen Finance LLC / Nielsen Finance Co.	5.625%	10/1/28	255	261
[9]	Nielsen Finance LLC / Nielsen Finance Co.	5.875%	10/1/30	200	207
	RELX Capital Inc.	3.000%	5/22/30	1,000	1,093
[9]	Sirius XM Radio Inc.	4.625%	7/15/24	65	67
[9]	Sirius XM Radio Inc.	5.000%	8/1/27	70	73
[9]	Sky Ltd.	3.750%	9/16/24	200	223
	Sprint Corp.	7.125%	6/15/24	420	481
	Sprint Corp.	7.625%	3/1/26	65	78
	T-Mobile USA Inc.	4.500%	2/1/26	175	180
[9]	T-Mobile USA Inc.	1.500%	2/15/26	3,430	3,441
[9]	T-Mobile USA Inc.	3.750%	4/15/27	2,013	2,253
[9]	T-Mobile USA Inc.	3.875%	4/15/30	3,424	3,897
[9]	T-Mobile USA Inc.	3.000%	2/15/41	3,590	3,524
[9]	T-Mobile USA Inc.	3.300%	2/15/51	990	974
[9]	TEGNA Inc.	4.750%	3/15/26	375	383
	Telefonica Emisiones SAU	4.103%	3/8/27	3,000	3,411
	Telefonica Emisiones SAU	4.665%	3/6/38	400	457
	Telefonica Emisiones SAU	5.213%	3/8/47	2,000	2,370
	Time Warner Cable LLC	4.500%	9/15/42	1,200	1,300
[9]	Twitter Inc.	3.875%	12/15/27	445	465

29

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Verizon Communications Inc.	3.376%	2/15/25	245	273
[10]	Verizon Communications Inc.	4.050%	2/17/25	1,250	1,004
	Verizon Communications Inc.	4.125%	3/16/27	458	540
	Verizon Communications Inc.	3.000%	3/22/27	2,675	2,978
[10]	Verizon Communications Inc.	4.500%	8/17/27	500	426
	Verizon Communications Inc.	4.329%	9/21/28	200	243
	Verizon Communications Inc.	4.016%	12/3/29	2,000	2,395
	Verizon Communications Inc.	3.850%	11/1/42	600	710
	Verizon Communications Inc.	4.000%	3/22/50	1,800	2,209
	ViacomCBS Inc.	4.750%	5/15/25	2,040	2,343
	ViacomCBS Inc.	4.200%	5/19/32	3,200	3,660
	ViacomCBS Inc.	4.375%	3/15/43	1,600	1,698
[9]	Virgin Media Finance plc	5.000%	7/15/30	80	80
[9]	Virgin Media Secured Finance plc	4.500%	8/15/30	59	61
[9]	Virgin Media Vendor Financing Notes IV DAC	5.000%	7/15/28	170	170
[9]	Vmed O2 UK Financing I plc	4.250%	1/31/31	215	218
	Vodafone Group plc	4.375%	5/30/28	327	386
	Vodafone Group plc	5.250%	5/30/48	1,500	1,934
	Walt Disney Co.	1.750%	8/30/24	1,447	1,506
	Walt Disney Co.	3.350%	3/24/25	590	655
	Walt Disney Co.	1.750%	1/13/26	439	457
	Walt Disney Co.	3.375%	11/15/26	375	424
	Walt Disney Co.	3.700%	3/23/27	1,630	1,873
	Walt Disney Co.	2.000%	9/1/29	273	282
	Walt Disney Co.	2.650%	1/13/31	760	819
	Walt Disney Co.	3.500%	5/13/40	1,200	1,356
	Walt Disney Co.	4.125%	12/1/41	400	485
	Walt Disney Co.	4.700%	3/23/50	1,000	1,323
	Walt Disney Co.	3.600%	1/13/51	825	930
[9]	WMG Acquisition Corp.	3.000%	2/15/31	255	248
[11]	WPP Finance SA	3.750%	5/19/32	550	762

	Consumer Cyclical (2.6%)
[9]	1011778 BC ULC / New Red Finance Inc.	5.000%	10/15/25	52	53
[9]	1011778 BC ULC / New Red Finance Inc.	3.875%	1/15/28	80	81
[9]	1011778 BC ULC / New Red Finance Inc.	4.375%	1/15/28	265	271
[9]	Alimentation Couche-Tard Inc.	3.550%	7/26/27	221	247
[9]	Allison Transmission Inc.	5.000%	10/1/24	20	20
[9]	Allison Transmission Inc.	4.750%	10/1/27	205	212
	Amazon.com Inc.	1.200%	6/3/27	248	252
	Amazon.com Inc.	3.150%	8/22/27	892	1,015
	American Honda Finance Corp.	2.150%	9/10/24	372	391
	American Honda Finance Corp.	1.200%	7/8/25	1,064	1,071
[9]	ANGI Homeservices Inc.	3.875%	8/15/28	58	57
[9]	Asbury Automotive Group Inc.	4.500%	3/1/28	162	163
[9]	Asbury Automotive Group Inc.	4.750%	3/1/30	445	447
	AutoZone Inc.	3.625%	4/15/25	1,278	1,426
	AutoZone Inc.	4.000%	4/15/30	1,380	1,635
	AutoZone Inc.	1.650%	1/15/31	4,580	4,494
	Block Financial LLC	3.875%	8/15/30	1,200	1,204
	BorgWarner Inc.	2.650%	7/1/27	207	218
[9]	Burlington Coat Factory Warehouse Corp.	6.250%	4/15/25	170	179
[9]	Carnival Corp.	11.500%	4/1/23	157	176
[9]	Churchill Downs Inc.	5.500%	4/1/27	340	354
[9]	Churchill Downs Inc.	4.750%	1/15/28	198	199

30

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[9]	Clarios Global LP	6.750%	5/15/25	50	53
[9]	Colt Merger Sub Inc.	5.750%	7/1/25	19	20
[9]	Colt Merger Sub Inc.	8.125%	7/1/27	129	136
	Costco Wholesale Corp.	1.375%	6/20/27	3,300	3,372
	Dana Inc.	5.375%	11/15/27	38	39
	Dana Inc.	5.625%	6/15/28	60	62
	Dollar General Corp.	4.125%	5/1/28	250	294
	Dollar General Corp.	3.500%	4/3/30	248	283
	eBay Inc.	2.700%	3/11/30	200	212
[9]	Expedia Group Inc.	6.250%	5/1/25	135	148
[9]	Expedia Group Inc.	7.000%	5/1/25	65	70
[9]	Expedia Group Inc.	4.625%	8/1/27	195	204
[12]	FCE Bank plc	1.660%	2/11/21	800	930
	Ford Motor Co.	8.500%	4/21/23	100	109
	Ford Motor Credit Co. LLC	3.087%	1/9/23	200	196
	Ford Motor Credit Co. LLC	5.125%	6/16/25	155	160
	Ford Motor Credit Co. LLC	4.125%	8/17/27	290	282
	Ford Motor Credit Co. LLC	3.815%	11/2/27	55	52
	General Motors Co.	4.875%	10/2/23	6,000	6,535
	General Motors Co.	5.400%	10/2/23	1,000	1,102
	General Motors Co.	6.125%	10/1/25	1,000	1,158
	General Motors Co.	5.200%	4/1/45	400	431
	General Motors Financial Co. Inc.	4.200%	3/1/21	300	303
	General Motors Financial Co. Inc.	4.375%	9/25/21	510	526
	General Motors Financial Co. Inc.	5.200%	3/20/23	4,000	4,331
	General Motors Financial Co. Inc.	3.500%	11/7/24	1,242	1,307
	General Motors Financial Co. Inc.	2.900%	2/26/25	207	213
	General Motors Financial Co. Inc.	4.350%	4/9/25	213	231
	General Motors Financial Co. Inc.	2.750%	6/20/25	1,770	1,813
	Goodyear Tire & Rubber Co.	9.500%	5/31/25	110	120
	Goodyear Tire & Rubber Co.	4.875%	3/15/27	280	265
[9]	Hilton Domestic Operating Co. Inc.	5.375%	5/1/25	1,020	1,056
[9]	Hilton Domestic Operating Co. Inc.	5.750%	5/1/28	70	74
	Home Depot Inc.	2.500%	4/15/27	200	218
	Home Depot Inc.	2.800%	9/14/27	225	249
	Home Depot Inc.	3.900%	12/6/28	217	259
	Home Depot Inc.	2.950%	6/15/29	1,263	1,429
	Home Depot Inc.	4.250%	4/1/46	720	916
	Home Depot Inc.	4.500%	12/6/48	500	667
	Home Depot Inc.	3.125%	12/15/49	750	833
[9]	International Game Technology plc	6.250%	1/15/27	25	27
[9]	International Game Technology plc	5.250%	1/15/29	120	121
[9]	Ken Garff Automotive LLC	4.875%	9/15/28	285	280
[9]	L Brands Inc.	6.875%	7/1/25	50	54
	Lennar Corp.	5.250%	6/1/26	100	112
	Lennar Corp.	4.750%	11/29/27	5	6
[9]	Lithia Motors Inc.	4.375%	1/15/31	80	80
[9]	Live Nation Entertainment Inc.	5.625%	3/15/26	20	19
[9]	Live Nation Entertainment Inc.	6.500%	5/15/27	95	102
[9]	Live Nation Entertainment Inc.	4.750%	10/15/27	120	112
	Lowe’s Cos. Inc.	3.100%	5/3/27	1,180	1,314
	Lowe’s Cos. Inc.	4.050%	5/3/47	250	297
	Magna International Inc.	2.450%	6/15/30	200	210
	Marriott International Inc.	4.625%	6/15/30	540	577
	Mastercard Inc.	3.300%	3/26/27	200	229

31

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Mastercard Inc.	3.650%	6/1/49	614	751
[9]	Mattamy Group Corp.	4.625%	3/1/30	60	61
	McDonald’s Corp.	2.625%	9/1/29	2,700	2,935
	McDonald’s Corp.	3.625%	9/1/49	1,100	1,225
	McDonald’s Corp.	4.200%	4/1/50	1,695	2,060
	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	5.625%	5/1/24	235	248
[9]	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	4.625%	6/15/25	361	368
	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	4.500%	9/1/26	122	124
[9]	Michaels Stores Inc.	4.750%	10/1/27	110	109
[9]	Nissan Motor Co. Ltd.	3.043%	9/15/23	7,100	7,195
[9]	Panther BF Aggregator 2 LP / Panther Finance Co. Inc.	8.500%	5/15/27	640	664
	Penske Automotive Group Inc.	3.500%	9/1/25	285	284
	PulteGroup Inc.	5.500%	3/1/26	280	318
	PulteGroup Inc.	5.000%	1/15/27	100	113
[9]	Royal Caribbean Cruises Ltd.	10.875%	6/1/23	30	33
[9]	Royal Caribbean Cruises Ltd.	9.125%	6/15/23	25	26
[9]	Royal Caribbean Cruises Ltd.	11.500%	6/1/25	60	69
	Starbucks Corp.	3.500%	3/1/28	335	381
	Starbucks Corp.	3.500%	11/15/50	600	637
	Target Corp.	3.375%	4/15/29	200	232
	TJX Cos. Inc.	3.500%	4/15/25	200	223
	TJX Cos. Inc.	2.250%	9/15/26	2,011	2,143
	TJX Cos. Inc.	4.500%	4/15/50	350	451
	Toyota Motor Credit Corp.	2.900%	3/30/23	4,000	4,238
	Toyota Motor Credit Corp.	1.800%	2/13/25	66	69
	Toyota Motor Credit Corp.	3.650%	1/8/29	279	326
	TRI Pointe Group Inc.	5.700%	6/15/28	205	224
[9]	Vail Resorts Inc.	6.250%	5/15/25	691	731
	Visa Inc.	3.150%	12/14/25	917	1,024
	Visa Inc.	1.900%	4/15/27	200	212
	Visa Inc.	2.050%	4/15/30	248	265
[12]	Volkswagen Financial Services AG	2.250%	10/16/26	1,700	2,143
[9]	Volkswagen Group of America Finance LLC	2.900%	5/13/22	3,000	3,101
[9]	Volkswagen Group of America Finance LLC	2.700%	9/26/22	4,000	4,142
[9]	Volkswagen Group of America Finance LLC	3.125%	5/12/23	2,000	2,112
	Walmart Inc.	3.050%	7/8/26	414	466
	Walmart Inc.	3.700%	6/26/28	331	390
[9]	William Carter Co.	5.500%	5/15/25	230	242
[9]	Wyndham Hotels & Resorts Inc.	4.375%	8/15/28	162	157
	Yum! Brands Inc.	3.625%	3/15/31	510	510

	Consumer Noncyclical (6.3%)
	Abbott Laboratories	4.900%	11/30/46	1,019	1,443
	AbbVie Inc.	3.375%	11/14/21	4,000	4,129
[9]	AbbVie Inc.	2.600%	11/21/24	2,238	2,369
[9]	AbbVie Inc.	3.800%	3/15/25	263	293
[9]	AbbVie Inc.	2.950%	11/21/26	2,563	2,781
[9]	AbbVie Inc.	3.200%	11/21/29	313	344
[9]	AbbVie Inc.	4.050%	11/21/39	2,765	3,149
	AbbVie Inc.	4.875%	11/14/48	895	1,128
[9]	AbbVie Inc.	4.250%	11/21/49	725	857

32

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[9]	Acadia Healthcare Co. Inc.	5.000%	4/15/29	120	121
	Allina Health System	3.887%	4/15/49	1,000	1,214
	Altria Group Inc.	2.350%	5/6/25	1,000	1,056
	Altria Group Inc.	4.400%	2/14/26	2,570	2,961
	Altria Group Inc.	5.800%	2/14/39	2,000	2,541
	Altria Group Inc.	5.375%	1/31/44	325	404
	Altria Group Inc.	5.950%	2/14/49	135	181
	Altria Group Inc.	4.450%	5/6/50	300	335
	Amgen Inc.	3.875%	11/15/21	3,314	3,410
	Amgen Inc.	2.200%	2/21/27	2,609	2,755
	Amgen Inc.	3.150%	2/21/40	2,250	2,363
	Amgen Inc.	3.375%	2/21/50	750	809
	Amgen Inc.	4.663%	6/15/51	500	649
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	3.650%	2/1/26	331	371
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.700%	2/1/36	3,090	3,710
	Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	250	280
	Anheuser-Busch InBev Worldwide Inc.	4.150%	1/23/25	290	328
	Anheuser-Busch InBev Worldwide Inc.	4.000%	4/13/28	348	402
	Anheuser-Busch InBev Worldwide Inc.	5.450%	1/23/39	750	969
	Anheuser-Busch InBev Worldwide Inc.	4.350%	6/1/40	1,000	1,161
	Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	1,117	1,374
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	2,400	2,549
	Anheuser-Busch InBev Worldwide Inc.	4.600%	4/15/48	545	656
[9]	Aramark Services Inc.	6.375%	5/1/25	470	489
	Aramark Services Inc.	4.750%	6/1/26	125	126
[9]	Aramark Services Inc.	5.000%	2/1/28	60	60
	AstraZeneca plc	3.125%	6/12/27	200	222
	BAT Capital Corp.	3.215%	9/6/26	200	215
	BAT Capital Corp.	4.390%	8/15/37	3,050	3,280
	BAT Capital Corp.	4.540%	8/15/47	1,550	1,642
[9]	Bausch Health Cos. Inc.	5.500%	11/1/25	45	46
[9]	Bausch Health Cos. Inc.	5.750%	8/15/27	95	101
[9]	Bausch Health Cos. Inc.	7.000%	1/15/28	220	233
	Becton Dickinson & Co.	3.700%	6/6/27	338	381
	Becton Dickinson & Co.	4.669%	6/6/47	300	368
	Biogen Inc.	3.150%	5/1/50	2,000	1,967
	Boston Scientific Corp.	1.900%	6/1/25	1,000	1,042
	Boston Scientific Corp.	4.000%	3/1/29	500	580
	Boston Scientific Corp.	4.550%	3/1/39	800	1,000
[9]	BRF SA	5.750%	9/21/50	1,320	1,316
	Bristol-Myers Squibb Co.	2.900%	7/26/24	331	359
	Bristol-Myers Squibb Co.	3.875%	8/15/25	200	229
	Bristol-Myers Squibb Co.	3.200%	6/15/26	2,361	2,634
	Bristol-Myers Squibb Co.	3.450%	11/15/27	532	612
	Bristol-Myers Squibb Co.	3.900%	2/20/28	870	1,022
	Bristol-Myers Squibb Co.	3.400%	7/26/29	2,962	3,458
	Bristol-Myers Squibb Co.	4.550%	2/20/48	875	1,182
	Bristol-Myers Squibb Co.	4.250%	10/26/49	450	590
	CHRISTUS Health	4.341%	7/1/28	200	234
	Cigna Corp.	3.750%	7/15/23	2,000	2,162
	Cigna Corp.	4.800%	8/15/38	1,730	2,145
	Cigna Corp.	3.400%	3/15/50	1,500	1,567
	Coca-Cola Co.	2.500%	3/15/51	1,100	1,091

33

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	CommonSpirit Health	2.760%	10/1/24	615	643
	Constellation Brands Inc.	3.200%	2/15/23	550	581
	Constellation Brands Inc.	2.875%	5/1/30	1,780	1,914
	Constellation Brands Inc.	3.750%	5/1/50	500	557
	CVS Health Corp.	3.700%	3/9/23	10,165	10,872
	CVS Health Corp.	2.625%	8/15/24	200	213
	CVS Health Corp.	4.100%	3/25/25	413	466
	CVS Health Corp.	2.875%	6/1/26	207	224
	CVS Health Corp.	3.000%	8/15/26	2,329	2,539
	CVS Health Corp.	3.625%	4/1/27	1,419	1,594
	CVS Health Corp.	3.250%	8/15/29	25	27
	CVS Health Corp.	4.780%	3/25/38	4,150	5,014
	CVS Health Corp.	5.050%	3/25/48	400	506
	CVS Health Corp.	4.250%	4/1/50	400	469
[9]	DaVita Inc.	4.625%	6/1/30	235	241
[9]	DaVita Inc.	3.750%	2/15/31	350	337
	DH Europe Finance II Sarl	2.200%	11/15/24	290	306
	DH Europe Finance II Sarl	2.600%	11/15/29	500	541
	DH Europe Finance II Sarl	3.400%	11/15/49	1,120	1,266
	Eli Lilly & Co.	3.375%	3/15/29	200	231
	Eli Lilly & Co.	2.500%	9/15/60	1,800	1,688
[9]	Emergent BioSolutions Inc.	3.875%	8/15/28	85	85
	Encompass Health Corp.	4.500%	2/1/28	270	271
	Encompass Health Corp.	4.625%	4/1/31	80	80
	General Mills Inc.	2.600%	10/12/22	5,000	5,203
	General Mills Inc.	2.875%	4/15/30	205	224
	General Mills Inc.	4.700%	4/17/48	1,040	1,413
	Gilead Sciences Inc.	0.750%	9/29/23	4,300	4,303
	Gilead Sciences Inc.	3.500%	2/1/25	675	746
	Gilead Sciences Inc.	3.650%	3/1/26	433	488
	Gilead Sciences Inc.	2.950%	3/1/27	1,750	1,924
	Gilead Sciences Inc.	1.200%	10/1/27	2,660	2,672
	GlaxoSmithKline Capital Inc.	3.875%	5/15/28	298	354
	GlaxoSmithKline Capital plc	0.534%	10/1/23	4,250	4,257
	GlaxoSmithKline Capital plc	3.000%	6/1/24	5,532	5,978
	GlaxoSmithKline Capital plc	3.375%	6/1/29	331	382
	HCA Inc.	5.375%	2/1/25	275	301
	HCA Inc.	5.250%	6/15/26	757	882
	HCA Inc.	5.375%	9/1/26	90	100
	HCA Inc.	3.500%	9/1/30	30	31
	HCA Inc.	5.250%	6/15/49	975	1,185
[9]	Hill-Rom Holdings Inc.	5.000%	2/15/25	78	80
[9]	Hill-Rom Holdings Inc.	4.375%	9/15/27	270	278
	Hormel Foods Corp.	1.800%	6/11/30	290	298
[12]	JAB Holdings BV	2.500%	4/17/27	1,200	1,536
	JM Smucker Co.	3.375%	12/15/27	273	305
	JM Smucker Co.	3.550%	3/15/50	1,200	1,318
	Johnson & Johnson	2.450%	9/1/60	1,700	1,700
	Kaiser Foundation Hospitals	3.150%	5/1/27	3,550	3,977
	Kellogg Co.	4.500%	4/1/46	530	662
	Kimberly-Clark Corp.	1.050%	9/15/27	1,700	1,712
	Kimberly-Clark Corp.	3.100%	3/26/30	2,279	2,607
[9]	Kraft Heinz Foods Co.	3.875%	5/15/27	225	238
	Kroger Co.	3.700%	8/1/27	600	689
	Kroger Co.	3.875%	10/15/46	3,125	3,539

34

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Laboratory Corp. of America Holdings	3.250%	9/1/24	900	979
[9]	Lamb Weston Holdings Inc.	4.625%	11/1/24	60	63
[9]	Lamb Weston Holdings Inc.	4.875%	11/1/26	160	167
[9]	Lamb Weston Holdings Inc.	4.875%	5/15/28	120	130
	McCormick & Co. Inc.	2.500%	4/15/30	1,555	1,661
	McKesson Corp.	3.950%	2/16/28	750	873
[12]	Medtronic Global Holdings SCA	1.375%	10/15/40	710	849
	Medtronic Inc.	4.625%	3/15/45	600	823
	Merck & Co. Inc.	3.400%	3/7/29	331	385
	Merck & Co. Inc.	1.450%	6/24/30	240	243
	Merck & Co. Inc.	4.000%	3/7/49	925	1,165
	Mondelez International Inc.	0.625%	7/1/22	5,000	5,014
	Mondelez International Inc.	2.125%	4/13/23	950	986
	Mondelez International Inc.	2.750%	4/13/30	2,807	3,054
	Mondelez International Inc.	1.875%	10/15/32	2,650	2,644
[4]	Mount Sinai Hospitals Group Inc.	3.737%	7/1/49	1,200	1,324
	Mylan Inc.	4.550%	4/15/28	200	232
	Mylan Inc.	5.200%	4/15/48	500	618
[12]	Mylan NV	2.250%	11/22/24	600	748
	Mylan NV	3.950%	6/15/26	200	225
[12]	Mylan NV	3.125%	11/22/28	550	742
[9]	Nestle Holdings Inc.	1.000%	9/15/27	2,500	2,490
	Novartis Capital Corp.	2.000%	2/14/27	1,000	1,060
	Novartis Capital Corp.	2.200%	8/14/30	210	226
	PepsiCo Inc.	4.450%	4/14/46	1,000	1,321
	PepsiCo Inc.	3.450%	10/6/46	1,000	1,157
[9]	Performance Food Group Inc.	6.875%	5/1/25	65	69
[9]	Performance Food Group Inc.	5.500%	10/15/27	298	307
	Pfizer Inc.	3.000%	12/15/26	202	228
	Pfizer Inc.	3.450%	3/15/29	382	447
	Pfizer Inc.	1.700%	5/28/30	200	206
	Pfizer Inc.	2.550%	5/28/40	1,546	1,599
	Philip Morris International Inc.	2.100%	5/1/30	200	206
	Philip Morris International Inc.	4.250%	11/10/44	2,050	2,469
[9]	Post Holdings Inc.	5.000%	8/15/26	130	133
[9]	Post Holdings Inc.	5.750%	3/1/27	70	74
[9]	Post Holdings Inc.	4.625%	4/15/30	147	151
	Procter & Gamble Co.	2.800%	3/25/27	200	223
	Procter & Gamble Co.	3.600%	3/25/50	1,040	1,311
[9]	Reckitt Benckiser Treasury Services plc	3.000%	6/26/27	230	255
	Reynolds American Inc.	4.450%	6/12/25	599	674
	Shire Acquisitions Investments Ireland DAC	3.200%	9/23/26	642	712
	Sysco Corp.	5.650%	4/1/25	1,000	1,183
[9]	Takeda Pharmaceutical Co. Ltd.	2.450%	1/18/22	5,000	5,113
	Takeda Pharmaceutical Co. Ltd.	2.050%	3/31/30	248	251
	Takeda Pharmaceutical Co. Ltd.	3.025%	7/9/40	2,000	2,075
	Takeda Pharmaceutical Co. Ltd.	3.175%	7/9/50	1,500	1,532
[9]	Tenet Healthcare Corp.	4.625%	9/1/24	15	15
[9]	Tenet Healthcare Corp.	7.500%	4/1/25	15	16
[9]	Tenet Healthcare Corp.	4.875%	1/1/26	250	254
[9]	Tenet Healthcare Corp.	6.250%	2/1/27	205	211
	Thermo Fisher Scientific Inc.	4.133%	3/25/25	425	484
	Tyson Foods Inc.	4.000%	3/1/26	348	398
	Tyson Foods Inc.	4.350%	3/1/29	259	314

35

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Tyson Foods Inc.	4.550%	6/2/47	2,000	2,505
	Tyson Foods Inc.	5.100%	9/28/48	310	426
	Unilever Capital Corp.	2.600%	5/5/24	400	428
	Unilever Capital Corp.	2.125%	9/6/29	294	311
[9]	Upjohn Inc.	1.650%	6/22/25	1,500	1,533
[9]	Upjohn Inc.	2.300%	6/22/27	200	206
[9]	Upjohn Inc.	3.850%	6/22/40	3,050	3,296
[9]	VRX Escrow Corp.	6.125%	4/15/25	165	169
	Zimmer Biomet Holdings Inc.	3.550%	4/1/25	215	238
	Zoetis Inc.	3.000%	5/15/50	1,670	1,782

	Energy (2.7%)
	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	3.337%	12/15/27	248	263
	BP Capital Markets America Inc.	3.194%	4/6/25	248	272
	BP Capital Markets America Inc.	3.796%	9/21/25	347	392
	BP Capital Markets America Inc.	3.410%	2/11/26	444	495
	BP Capital Markets America Inc.	3.119%	5/4/26	679	748
	BP Capital Markets America Inc.	3.017%	1/16/27	248	272
	BP Capital Markets America Inc.	3.543%	4/6/27	3,000	3,361
	BP Capital Markets America Inc.	4.234%	11/6/28	925	1,093
	BP Capital Markets plc	3.279%	9/19/27	1,024	1,136
[9]	Cameron LNG LLC	3.701%	1/15/39	1,000	1,123
	Canadian Natural Resources Ltd.	2.950%	1/15/23	600	623
	Canadian Natural Resources Ltd.	3.800%	4/15/24	520	558
	Cenovus Energy Inc.	3.000%	8/15/22	145	141
	Cenovus Energy Inc.	5.375%	7/15/25	630	607
	Cheniere Corpus Christi Holdings LLC	5.875%	3/31/25	3,214	3,660
[9]	Cheniere Energy Inc.	4.625%	10/15/28	305	313
	Chevron Corp.	1.554%	5/11/25	491	508
	Chevron Corp.	1.995%	5/11/27	210	222
	Chevron Corp.	2.978%	5/11/40	500	537
	Chevron USA Inc.	2.343%	8/12/50	500	466
	Concho Resources Inc.	2.400%	2/15/31	350	334
	ConocoPhillips Co.	4.950%	3/15/26	1,397	1,668
	ConocoPhillips Co.	4.300%	11/15/44	265	316
	DCP Midstream Operating LP	5.625%	7/15/27	59	60
	Devon Energy Corp.	5.850%	12/15/25	300	336
	Devon Energy Corp.	5.600%	7/15/41	200	202
	Diamondback Energy Inc.	4.750%	5/31/25	250	269
	Diamondback Energy Inc.	3.250%	12/1/26	1,687	1,689
	Dominion Energy Gas Holdings LLC	3.600%	12/15/24	200	220
	Enbridge Energy Partners LP	5.500%	9/15/40	125	149
	Enbridge Inc.	3.125%	11/15/29	700	742
	Enbridge Inc.	4.000%	11/15/49	300	318
[9]	Endeavor Energy Resources LP / EER Finance Inc.	6.625%	7/15/25	45	46
[9]	Endeavor Energy Resources LP / EER Finance Inc.	5.750%	1/30/28	105	105
	Energy Transfer Operating LP	5.500%	6/1/27	1,572	1,727
	Energy Transfer Operating LP	3.750%	5/15/30	1,770	1,715
	Energy Transfer Operating LP	6.250%	4/15/49	400	412
	Energy Transfer Operating LP	5.000%	5/15/50	200	184
	Energy Transfer Partners LP	6.050%	6/1/41	700	701

36

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Energy Transfer Partners LP	6.500%	2/1/42	400	418
	Enterprise Products Operating LLC	4.050%	2/15/22	3,000	3,135
	Enterprise Products Operating LLC	5.950%	2/1/41	300	375
	Enterprise Products Operating LLC	4.850%	3/15/44	900	1,018
	Enterprise Products Operating LLC	5.100%	2/15/45	2,000	2,315
	Enterprise Products Operating LLC	4.800%	2/1/49	500	569
	EOG Resources Inc.	3.150%	4/1/25	249	272
[9]	EQM Midstream Partners LP	6.500%	7/1/27	155	164
	EQT Corp.	3.000%	10/1/22	120	117
	Exxon Mobil Corp.	2.992%	3/19/25	200	219
	Exxon Mobil Corp.	2.275%	8/16/26	538	575
	Exxon Mobil Corp.	2.610%	10/15/30	1,731	1,862
[12]	Exxon Mobil Corp.	1.408%	6/26/39	1,000	1,151
	Exxon Mobil Corp.	4.227%	3/19/40	1,235	1,509
	Exxon Mobil Corp.	3.452%	4/15/51	655	719
[9]	Gray Oak Pipeline LLC	2.600%	10/15/25	455	457
	Kinder Morgan Energy Partners LP	4.300%	5/1/24	500	550
	Kinder Morgan Energy Partners LP	5.800%	3/15/35	611	745
	Kinder Morgan Energy Partners LP	5.500%	3/1/44	300	351
	Kinder Morgan Inc.	5.300%	12/1/34	1,500	1,782
	Kinder Morgan Inc.	5.550%	6/1/45	500	595
	Magellan Midstream Partners LP	4.200%	10/3/47	290	300
	Marathon Petroleum Corp.	4.750%	12/15/23	1,222	1,337
	Marathon Petroleum Corp.	4.700%	5/1/25	2,732	3,084
	Marathon Petroleum Corp.	5.125%	12/15/26	290	337
	Marathon Petroleum Corp.	4.500%	4/1/48	200	202
[9]	MEG Energy Corp.	6.500%	1/15/25	114	111
	MPLX LP	1.750%	3/1/26	2,850	2,846
	MPLX LP	2.650%	8/15/30	1,615	1,583
	MPLX LP	4.500%	4/15/38	300	306
	MPLX LP	4.700%	4/15/48	900	912
	Noble Energy Inc.	3.250%	10/15/29	1,000	1,109
	NuStar Logistics LP	5.750%	10/1/25	55	57
	NuStar Logistics LP	6.375%	10/1/30	230	238
	Occidental Petroleum Corp.	2.700%	8/15/22	170	159
	Occidental Petroleum Corp.	5.875%	9/1/25	86	79
	Occidental Petroleum Corp.	5.550%	3/15/26	200	181
	Occidental Petroleum Corp.	6.625%	9/1/30	58	53
	ONEOK Inc.	3.400%	9/1/29	500	490
	Phillips 66	3.700%	4/6/23	450	481
	Phillips 66	3.850%	4/9/25	202	224
	Phillips 66 Partners LP	3.605%	2/15/25	305	322
	Pioneer Natural Resources Co.	1.900%	8/15/30	2,400	2,253
	Plains All American Pipeline LP / PAA Finance Corp.	4.500%	12/15/26	1,310	1,397
[9]	Rattler Midstream LP	5.625%	7/15/25	60	60
	Sabine Pass Liquefaction LLC	6.250%	3/15/22	2,000	2,120
	Sabine Pass Liquefaction LLC	5.875%	6/30/26	1,669	1,974
	Schlumberger Finance Canada Ltd.	1.400%	9/17/25	475	479
	Shell International Finance BV	0.375%	9/15/23	3,550	3,536
	Shell International Finance BV	3.250%	5/11/25	517	571
	Shell International Finance BV	2.875%	5/10/26	441	488
	Shell International Finance BV	2.375%	11/7/29	1,245	1,313
	Shell International Finance BV	4.550%	8/12/43	500	616

37

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Shell International Finance BV	3.750%	9/12/46	500	557
	Shell International Finance BV	3.125%	11/7/49	1,300	1,335
	Southwestern Energy Co.	8.375%	9/15/28	148	145
	Suncor Energy Inc.	3.100%	5/15/25	1,485	1,596
	Sunoco Logistics Partners Operations LP	5.950%	12/1/25	2,000	2,277
[9]	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.	7.500%	10/1/25	20	20
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.500%	7/15/27	120	125
	Total Capital International SA	2.434%	1/10/25	267	284
	Total Capital International SA	2.829%	1/10/30	200	221
	TransCanada PipeLines Ltd.	3.750%	10/16/23	190	205
	TransCanada PipeLines Ltd.	4.875%	1/15/26	244	287
	TransCanada PipeLines Ltd.	4.250%	5/15/28	155	178
	TransCanada PipeLines Ltd.	4.625%	3/1/34	1,155	1,353
	TransCanada PipeLines Ltd.	4.750%	5/15/38	800	945
	TransCanada PipeLines Ltd.	5.000%	10/16/43	1,000	1,201
	TransCanada PipeLines Ltd.	4.875%	5/15/48	600	740
[9]	Transcontinental Gas Pipe Line Co. LLC	3.250%	5/15/30	780	840
	Valero Energy Corp.	1.200%	3/15/24	910	908
	Valero Energy Corp.	2.850%	4/15/25	740	775
	Valero Energy Corp.	2.150%	9/15/27	1,035	1,028
	Valero Energy Corp.	4.350%	6/1/28	300	333
	Valero Energy Corp.	4.900%	3/15/45	100	111
	Western Midstream Operating LP	5.050%	2/1/30	160	154
	Williams Cos. Inc.	3.750%	6/15/27	1,785	1,957
	Williams Cos. Inc.	6.300%	4/15/40	200	247
	WPX Energy Inc.	5.875%	6/15/28	65	68
	WPX Energy Inc.	4.500%	1/15/30	115	114

	Other Industrial (0.0%)
	Hillenbrand Inc.	5.750%	6/15/25	76	82
[9]	Williams Scotsman International Inc.	4.625%	8/15/28	129	129

	Technology (1.6%)
	Adobe Inc.	2.150%	2/1/27	2,309	2,476
	Alphabet Inc.	1.100%	8/15/30	3,060	3,033
	Apple Inc.	2.750%	1/13/25	557	604
	Apple Inc.	3.250%	2/23/26	730	821
	Apple Inc.	2.450%	8/4/26	577	629
	Apple Inc.	2.050%	9/11/26	579	619
	Apple Inc.	3.350%	2/9/27	341	389
	Apple Inc.	3.200%	5/11/27	464	527
	Apple Inc.	2.900%	9/12/27	422	474
	Apple Inc.	3.850%	5/4/43	3,375	4,202
	Apple Inc.	2.950%	9/11/49	925	1,011
	Applied Materials Inc.	3.300%	4/1/27	284	322
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.875%	1/15/27	1,484	1,645
	Broadcom Inc.	4.700%	4/15/25	1,540	1,747
	Broadcom Inc.	5.000%	4/15/30	1,450	1,709
	CDW LLC / CDW Finance Corp.	4.125%	5/1/25	125	129
	CDW LLC / CDW Finance Corp.	4.250%	4/1/28	130	134
	CDW LLC / CDW Finance Corp.	3.250%	2/15/29	322	320

38

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[9]	CommScope Finance LLC	5.500%	3/1/24	10	10
[9]	CommScope Finance LLC	8.250%	3/1/27	85	88
[9]	CommScope Inc.	6.000%	3/1/26	45	47
[9]	CommScope Inc.	7.125%	7/1/28	59	60
[9]	Dell International LLC / EMC Corp.	6.100%	7/15/27	1,490	1,760
[9]	Dell International LLC / EMC Corp.	6.200%	7/15/30	256	306
	Fiserv Inc.	3.800%	10/1/23	80	87
	Fiserv Inc.	3.200%	7/1/26	375	416
	Fiserv Inc.	4.400%	7/1/49	400	502
[9]	Gartner Inc.	4.500%	7/1/28	155	162
[9]	Gartner Inc.	3.750%	10/1/30	145	147
	Intel Corp.	3.150%	5/11/27	44	49
	Intel Corp.	2.450%	11/15/29	237	258
	Intel Corp.	4.750%	3/25/50	1,210	1,659
	International Business Machines Corp.	3.625%	2/12/24	306	336
	International Business Machines Corp.	3.300%	5/15/26	2,696	3,037
	International Business Machines Corp.	3.500%	5/15/29	296	342
	International Business Machines Corp.	4.250%	5/15/49	275	342
	Intuit Inc.	0.950%	7/15/25	1,950	1,968
	Intuit Inc.	1.350%	7/15/27	1,170	1,187
	Juniper Networks Inc.	3.750%	8/15/29	237	271
	Microsoft Corp.	2.525%	6/1/50	2,700	2,814
[9]	NCR Corp.	8.125%	4/15/25	35	39
[9]	NCR Corp.	5.000%	10/1/28	29	29
[9]	NCR Corp.	5.250%	10/1/30	29	29
	NVIDIA Corp.	3.700%	4/1/60	550	653
[9]	ON Semiconductor Corp.	3.875%	9/1/28	115	117
	Oracle Corp.	3.400%	7/8/24	200	219
	Oracle Corp.	2.950%	11/15/24	371	403
	Oracle Corp.	2.500%	4/1/25	200	214
	Oracle Corp.	2.950%	5/15/25	328	357
	Oracle Corp.	2.650%	7/15/26	298	325
	Oracle Corp.	2.950%	4/1/30	921	1,027
	Oracle Corp.	3.600%	4/1/50	1,300	1,452
	PayPal Holdings Inc.	2.400%	10/1/24	3,065	3,253
	Qorvo Inc.	4.375%	10/15/29	150	159
[9]	Qorvo Inc.	3.375%	4/1/31	115	117
	QUALCOMM Inc.	3.250%	5/20/27	569	638
[9]	QualityTech LP / QTS Finance Corp.	3.875%	10/1/28	155	156
[9]	Sabre GLBL Inc.	9.250%	4/15/25	205	225
[9]	Sabre GLBL Inc.	7.375%	9/1/25	144	144
[9]	Seagate HDD Cayman	4.125%	1/15/31	700	758
[9]	SS&C Technologies Inc.	5.500%	9/30/27	90	95
[9]	Switch Ltd.	3.750%	9/15/28	130	131
	Tyco Electronics Group SA	3.700%	2/15/26	209	234
	Tyco Electronics Group SA	3.125%	8/15/27	238	259
	Verisk Analytics Inc.	4.125%	3/15/29	1,265	1,490
	VMware Inc.	3.900%	8/21/27	2,540	2,830
	VMware Inc.	4.700%	5/15/30	840	999
	Western Digital Corp.	4.750%	2/15/26	213	230

	Transportation (0.9%)
[9]	Air Canada	7.750%	4/15/21	115	115
[10]	Aurizon Network Pty Ltd.	4.000%	6/21/24	2,500	1,935

39

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Burlington Northern Santa Fe LLC	3.400%	9/1/24	309	339
	Burlington Northern Santa Fe LLC	4.900%	4/1/44	1,000	1,353
	Burlington Northern Santa Fe LLC	3.550%	2/15/50	304	355
	Burlington Northern Santa Fe LLC	3.050%	2/15/51	3,320	3,603
[9]	Cargo Aircraft Management Inc.	4.750%	2/1/28	160	162
	CSX Corp.	3.250%	6/1/27	353	398
	CSX Corp.	4.250%	3/15/29	2,960	3,563
	CSX Corp.	3.800%	4/15/50	1,000	1,186
	Delta Air Lines Inc.	2.900%	10/28/24	80	71
[9]	Delta Air Lines Inc.	7.000%	5/1/25	335	368
	Delta Air Lines Inc.	7.375%	1/15/26	230	241
[4,9]	Delta Air Lines Inc. / SkyMiles IP Ltd.	4.750%	10/20/28	2,650	2,753
	FedEx Corp.	4.250%	5/15/30	100	120
	FedEx Corp.	3.875%	8/1/42	300	330
	FedEx Corp.	5.250%	5/15/50	900	1,204
[4,9]	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.	6.500%	6/20/27	394	410
	Norfolk Southern Corp.	3.050%	5/15/50	1,660	1,748
	Southwest Airlines Co.	5.250%	5/4/25	938	1,033
	Southwest Airlines Co.	5.125%	6/15/27	1,000	1,092
	Southwest Airlines Co.	2.625%	2/10/30	2,250	2,122
	Union Pacific Corp.	3.500%	6/8/23	275	296
	Union Pacific Corp.	3.150%	3/1/24	490	529
	Union Pacific Corp.	2.150%	2/5/27	4,315	4,598
	Union Pacific Corp.	3.250%	2/5/50	1,005	1,104
	Union Pacific Corp.	3.750%	2/5/70	650	733
	United Parcel Service Inc.	2.200%	9/1/24	207	219
	United Parcel Service Inc.	3.050%	11/15/27	250	283
					748,189
Utilities (3.0%)
	Electric (2.8%)
	AEP Transmission Co. LLC	3.750%	12/1/47	500	589
	AEP Transmission Co. LLC	3.800%	6/15/49	750	903
	Ameren Corp.	3.500%	1/15/31	700	800
	Appalachian Power Co.	4.500%	3/1/49	500	629
[9]	Berkshire Hathaway Energy Co.	3.700%	7/15/30	200	235
[9]	Berkshire Hathaway Energy Co.	4.250%	10/15/50	1,000	1,252
[9]	Calpine Corp.	4.500%	2/15/28	220	225
[9]	Calpine Corp.	5.125%	3/15/28	145	150
[9]	Calpine Corp.	4.625%	2/1/29	65	65
[9]	Calpine Corp.	5.000%	2/1/31	30	30
[9]	Clearway Energy Operating LLC	4.750%	3/15/28	164	170
	Commonwealth Edison Co.	3.800%	10/1/42	685	793
	Commonwealth Edison Co.	3.750%	8/15/47	490	582
	Connecticut Light & Power Co.	3.200%	3/15/27	1,600	1,789
	Connecticut Light & Power Co.	4.150%	6/1/45	250	316
	Connecticut Light & Power Co.	4.000%	4/1/48	307	389
	Consolidated Edison Co. of New York Inc.	3.950%	4/1/50	34	41
	Consumers Energy Co.	3.950%	7/15/47	900	1,117
	Dominion Energy Inc.	2.750%	1/15/22	500	517
	Dominion Energy Inc.	3.300%	3/15/25	1,125	1,242
	Dominion Energy Inc.	4.250%	6/1/28	1,280	1,506
	Dominion Energy Inc.	3.375%	4/1/30	720	811
	Dominion Energy Inc.	4.050%	9/15/42	500	592

40

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Dominion Energy South Carolina Inc.	4.600%	6/15/43	530	691
	DTE Electric Co.	2.250%	3/1/30	921	975
	DTE Electric Co.	2.625%	3/1/31	200	219
	DTE Electric Co.	3.700%	3/15/45	225	263
	DTE Electric Co.	4.050%	5/15/48	500	624
	DTE Electric Co.	2.950%	3/1/50	400	422
	DTE Energy Co.	2.600%	6/15/22	4,000	4,130
	Duke Energy Carolinas LLC	2.950%	12/1/26	3,932	4,385
	Duke Energy Carolinas LLC	2.450%	8/15/29	970	1,051
	Duke Energy Carolinas LLC	2.450%	2/1/30	200	217
	Duke Energy Carolinas LLC	5.300%	2/15/40	250	354
	Duke Energy Carolinas LLC	4.250%	12/15/41	1,528	1,903
	Duke Energy Corp.	3.750%	9/1/46	2,000	2,276
	Duke Energy Corp.	3.950%	8/15/47	400	465
	Duke Energy Florida LLC	3.800%	7/15/28	241	283
	Duke Energy Florida LLC	2.500%	12/1/29	255	276
	Duke Energy Florida LLC	1.750%	6/15/30	290	295
	Duke Energy Indiana LLC	2.750%	4/1/50	1,200	1,226
	Duke Energy Progress LLC	4.100%	5/15/42	400	486
[12]	Elenia Finance Oyj	0.375%	2/6/27	2,990	3,513
	Entergy Arkansas Inc.	3.500%	4/1/26	202	229
	Entergy Corp.	2.800%	6/15/30	200	216
	Entergy Gulf States Louisiana LLC	5.590%	10/1/24	1,200	1,420
	Entergy Louisiana LLC	3.120%	9/1/27	220	245
	Entergy Louisiana LLC	4.200%	9/1/48	500	639
	Entergy Louisiana LLC	2.900%	3/15/51	500	523
	Entergy Texas Inc.	4.000%	3/30/29	1,000	1,171
	Entergy Texas Inc.	3.550%	9/30/49	705	789
	Evergy Inc.	2.900%	9/15/29	3,130	3,358
	Eversource Energy	1.650%	8/15/30	855	851
	Eversource Energy	3.450%	1/15/50	1,995	2,215
	Exelon Corp.	3.950%	6/15/25	330	372
	Exelon Corp.	4.050%	4/15/30	400	468
	Exelon Corp.	5.625%	6/15/35	200	265
	Exelon Corp.	5.100%	6/15/45	1,000	1,310
	Exelon Corp.	4.450%	4/15/46	1,000	1,212
	Florida Power & Light Co.	4.125%	2/1/42	1,417	1,772
	Florida Power & Light Co.	3.800%	12/15/42	1,035	1,253
	Georgia Power Co.	2.200%	9/15/24	207	218
	National Rural Utilities Cooperative Finance Corp.	3.700%	3/15/29	309	363
	National Rural Utilities Cooperative Finance Corp.	2.400%	3/15/30	16	17
	National Rural Utilities Cooperative Finance Corp.	4.300%	3/15/49	500	649
	NextEra Energy Capital Holdings Inc.	3.150%	4/1/24	307	331
	NextEra Energy Capital Holdings Inc.	2.750%	5/1/25	2,707	2,924
	NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	605	686
	NextEra Energy Capital Holdings Inc.	2.250%	6/1/30	1,000	1,035
	Northern States Power Co.	6.250%	6/1/36	500	734
	NRG Energy Inc.	7.250%	5/15/26	70	74
	NSTAR Electric Co.	3.200%	5/15/27	421	471
	Oncor Electric Delivery Co. LLC	2.950%	4/1/25	1,300	1,418
	Oncor Electric Delivery Co. LLC	3.700%	11/15/28	374	440

41

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Oncor Electric Delivery Co. LLC	3.750%	4/1/45	1,140	1,354
	Oncor Electric Delivery Co. LLC	3.800%	9/30/47	1,010	1,223
	Pacific Gas & Electric Co.	3.300%	12/1/27	1,000	1,025
	Pacific Gas and Electric Co.	1.750%	6/16/22	1,705	1,704
	Pacific Gas and Electric Co.	3.300%	8/1/40	250	229
	Pacific Gas and Electric Co.	3.500%	8/1/50	340	306
	PacifiCorp	5.250%	6/15/35	313	437
	PacifiCorp	4.125%	1/15/49	525	649
	PacifiCorp	4.150%	2/15/50	865	1,081
[9]	Pattern Energy Operations LP / Pattern Energy Operations Inc.	4.500%	8/15/28	120	124
	PECO Energy Co.	4.150%	10/1/44	1,515	1,891
	PECO Energy Co.	3.700%	9/15/47	1,285	1,534
	PECO Energy Co.	3.900%	3/1/48	40	50
	PG&E Corp.	5.250%	7/1/30	155	150
	PPL Capital Funding Inc.	4.125%	4/15/30	505	595
	Public Service Co. of Colorado	6.250%	9/1/37	550	824
	Public Service Co. of Colorado	3.800%	6/15/47	1,000	1,213
	Public Service Co. of Colorado	4.050%	9/15/49	500	630
	Public Service Electric & Gas Co.	3.000%	5/15/25	1,000	1,094
	Public Service Electric & Gas Co.	3.200%	5/15/29	261	298
	Public Service Electric & Gas Co.	3.950%	5/1/42	806	986
	Public Service Electric & Gas Co.	3.600%	12/1/47	500	594
	Southern California Edison Co.	4.000%	4/1/47	315	337
	Southern California Edison Co.	4.875%	3/1/49	95	113
	Southern Co.	3.700%	4/30/30	700	799
	Southern Co.	4.400%	7/1/46	350	414
	Southwestern Electric Power Co.	4.100%	9/15/28	207	239
	Southwestern Public Service Co.	3.300%	6/15/24	257	278
	Union Electric Co.	3.900%	9/15/42	454	541
	Union Electric Co.	4.000%	4/1/48	910	1,125
	Union Electric Co.	3.250%	10/1/49	405	459
	Virginia Electric & Power Co.	3.150%	1/15/26	425	471
	Virginia Electric & Power Co.	2.950%	11/15/26	1,890	2,105
	Virginia Electric & Power Co.	4.000%	1/15/43	1,180	1,441
	Virginia Electric & Power Co.	3.800%	9/15/47	500	607
[9]	Vistra Operations Co. LLC	5.500%	9/1/26	65	68
[9]	Vistra Operations Co. LLC	5.625%	2/15/27	265	279
[9]	Vistra Operations Co. LLC	5.000%	7/31/27	350	367
	Xcel Energy Inc.	3.500%	12/1/49	1,520	1,690

	Natural Gas (0.1%)
[12]	Cadent Finance plc	0.750%	3/11/32	1,500	1,748
	Sempra Energy	3.250%	6/15/27	800	877
	Sempra Energy	4.000%	2/1/48	180	205

	Other Utility (0.1%)
[10]	DBNGP Finance Co. Pty Ltd.	4.225%	5/28/25	5,550	4,421
					103,040
Total Corporate Bonds (Cost $1,185,678)					1,216,335
Sovereign Bonds (8.5%)
[9,12]	Albania	3.500%	6/16/27	3,000	3,605
[9]	Banque Ouest Africaine de Developpement	4.700%	10/22/31	480	506

42

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Bermuda	4.854%	2/6/24	2,799	3,079
[4]	Bermuda	4.750%	2/15/29	360	435
	CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	296	328
[4,9]	Corp Financiera de Desarrollo SA	2.400%	9/28/27	8,000	8,060
	Development Bank of Kazakhstan JSC	4.125%	12/10/22	4,230	4,417
	Dominican Republic	5.500%	1/27/25	6,360	6,745
[9]	Dominican Republic	5.875%	1/30/60	8,000	7,480
	Ecopetrol SA	5.875%	9/18/23	1,165	1,280
	Ecopetrol SA	5.375%	6/26/26	1,770	1,945
	Empresa Nacional del Petroleo	4.750%	12/6/21	3,200	3,332
[4]	Empresa Nacional del Petroleo	5.250%	11/6/29	2,640	3,070
	Equinor ASA	2.450%	1/17/23	341	356
[9]	Export-Import Bank of India	3.875%	2/1/28	240	252
	Export-Import Bank of Korea	3.000%	11/1/22	317	333
	Gazprom PJSC Via Gaz Capital SA	5.150%	2/11/26	4,599	5,124
[9,12]	Kingdom of Morocco	1.375%	3/3/26	5,800	6,779
[9,12]	Kingdom of Morocco	2.000%	9/30/30	5,500	6,347
	Kingdom of Saudi Arabia	2.375%	10/26/21	6,085	6,180
[13]	KSA Sukuk Ltd.	3.628%	4/20/27	4,000	4,425
	NTPC Ltd.	4.250%	2/26/26	250	266
[9]	Ontario Teachers’ Cadillac Fairview Properties Trust	3.125%	3/20/22	200	205
[9]	Ontario Teachers’ Cadillac Fairview Properties Trust	3.875%	3/20/27	200	218
[9]	Ontario Teachers’ Cadillac Fairview Properties Trust	4.125%	2/1/29	560	632
	Perusahaan Penerbit SBSN Indonesia III	4.350%	9/10/24	207	231
	Perusahaan Penerbit SBSN Indonesia III	4.550%	3/29/26	5,236	6,015
	Perusahaan Penerbit SBSN Indonesia III	4.150%	3/29/27	234	263
	Petrobras Global Finance BV	7.375%	1/17/27	4,765	5,623
	Petrobras Global Finance BV	5.999%	1/27/28	3,916	4,332
	Petronas Capital Ltd.	3.500%	4/21/30	200	224
	Republic of Azerbaijan	4.750%	3/18/24	3,000	3,133
[4]	Republic of Azerbaijan	3.500%	9/1/32	2,000	1,921
[4]	Republic of Colombia	2.625%	3/15/23	11,000	11,289
[4]	Republic of Colombia	4.500%	1/28/26	19,588	21,672
	Republic of Colombia	10.375%	1/28/33	1,933	3,005
[4]	Republic of Columbia	4.000%	2/26/24	12,823	13,673
	Republic of Croatia	5.500%	4/4/23	3,100	3,429
[4,9]	Republic of Ecuador	0.000%	7/31/30	3,580	1,683
[4]	Republic of Ecuador	0.000%	7/31/30	3,360	1,564
	Republic of Honduras	8.750%	12/16/20	848	856
	Republic of Honduras	6.250%	1/19/27	1,100	1,197
	Republic of Hungary	6.375%	3/29/21	1,760	1,808
	Republic of Hungary	5.375%	2/21/23	4,336	4,786
	Republic of Hungary	5.750%	11/22/23	200	229
[12]	Republic of Hungary	1.125%	4/28/26	2,000	2,440
[12]	Republic of Hungary	1.750%	6/5/35	1,200	1,477
	Republic of Indonesia	3.750%	4/25/22	733	763
	Republic of Indonesia	5.875%	1/15/24	3,000	3,452
	Republic of Indonesia	4.350%	1/8/27	200	229
	Republic of Lithuania	6.125%	3/9/21	717	734
	Republic of Lithuania	6.625%	2/1/22	2,000	2,159
[9,12]	Republic of North Macedonia	3.675%	6/3/26	2,350	2,949

43

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4]	Republic of Panama	4.000%	9/22/24	6,405	6,997
	Republic of Panama	7.125%	1/29/26	11,783	14,876
	Republic of Panama	8.125%	4/28/34	150	221
[4]	Republic of Panama	3.870%	7/23/60	6,000	6,878
	Republic of Peru	7.350%	7/21/25	2,220	2,841
[4]	Republic of Peru	2.392%	1/23/26	2,000	2,115
[12]	Republic of Romania	3.375%	1/28/50	757	903
	Republic of Serbia	7.250%	9/28/21	3,896	4,123
[9,12]	Republic of Serbia	3.125%	5/15/27	3,536	4,428
	Republic of Slovenia	5.500%	10/26/22	303	333
	Republic of South Africa	5.875%	9/16/25	3,763	4,026
	Republic of the Philippines	2.457%	5/5/30	1,750	1,888
	Republic of Trinidad & Tobago	4.500%	8/4/26	2,400	2,430
	Russian Federation	4.750%	5/27/26	12,400	14,215
	Sharjah Sukuk Program Ltd.	3.854%	4/3/26	5,389	5,852
	Sinopec Group Overseas Development 2017 Ltd.	3.250%	9/13/27	429	466
	State of Kuwait	2.750%	3/20/22	2,685	2,755
	State of Qatar	3.400%	4/16/25	7,800	8,543
[12]	United Mexican States	1.625%	4/8/26	3,730	4,394
	United Mexican States	4.150%	3/28/27	2,013	2,237
	United Mexican States	3.750%	1/11/28	1,500	1,609
	United Mexican States	4.500%	4/22/29	4,463	4,994
[14]	United Mexican States	8.500%	5/31/29	120,000	6,399
[14]	United Mexican States	8.500%	11/18/38	270,000	14,309
Total Sovereign Bonds (Cost $289,333)					294,367
Taxable Municipal Bonds (0.2%)
	California Institute of Technology Taxable	3.650%	9/1/19	1,500	1,636
	Houston TX GO	6.290%	3/1/32	1,800	2,278
[15]	New Jersey Economic Development Authority Revenue (State Pension Funding)	7.425%	2/15/29	800	995
	New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.871%	11/15/39	700	814
	Texas Private Activity Surface Transportation Corp. Revenue (NTE Mobility Partners)	3.922%	12/31/49	700	792
	Wisconsin Annual Appropriation Revenue	3.954%	5/1/36	500	563
Total Taxable Municipal Bonds (Cost $6,647)					7,078
Temporary Cash Investment (20.0%)
Money Market Fund (20.0%)
[16]	Vanguard Market Liquidity Fund (Cost $688,705)	0.117%		6,887,150	688,715

44

Core Bond Fund

				Notional	Market
	Expiration		Exercise	Amount	Value•
	Date	Contracts	Price	($000)	($000)
Options Purchased (0.0%)
Exchange-Traded Options (0.0%)
Put Options 10-Year U.S. Treasury Note Futures Contracts	10/2/20	352	$139.50	49,104	49
10-Year U.S. Treasury Note Futures Contracts	10/23/20	158	$175.00	27,650	136
Total Options Purchased (Cost $192)					185
Total Investments (113.3%) (Cost $3,834,922)					3,908,123
Other Assets and Liabilities—Net (-13.3%)					(459,782)
Net Assets (100%)					3,448,341

Cost is in $000.

•	See Note A in Notes to Financial Statements.
¤	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of September 30, 2020.
1	Securities with a value of $564,000 have been segregated as initial margin for open centrally cleared swap contracts.
2	Securities with a value of $539,000 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.
3	Securities with a value of $8,653,000 have been segregated as initial margin for open futures contracts.
4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6	Interest-only security.
7	Inverse interest-only security.
8	Variable rate security; rate shown is effective rate at period end. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
9	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the aggregate value of these securities was $220,496,000, representing 6.4% of net assets.
10	Face amount denominated in Australian dollars.
11	Face amount denominated in British pounds.
12	Face amount denominated in euro.
13	Guaranteed by the Kingdom of Saudi Arabia.
14	Face amount denominated in Mexican pesos.
15	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
16	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

1M—1-month.

3M—3-month.

GO—General Obligation Bond.

LIBOR—London Interbank Offered Rate.

REMICS—Real Estate Mortgage Investment Conduits.

UMBS—Uniform Mortgage-Backed Securities.

45

Core Bond Fund

Derivative Financial Instruments Outstanding as of Period End

Options Written
				Notional	Market
	Expiration		Exercise	Amount	Value
	Date	Contracts	Price	($000)	($000)
Exchange-Traded Options
Put Options
10-Year U.S. Treasury Note Futures Contracts	10/2/20	352	$139.00	48,928	(11)
10-Year U.S. Treasury Note Futures Contracts	10/2/20	352	$139.25	49,016	(22)
10-Year U.S. Treasury Note Futures Contracts	10/23/20	158	$173.00	27,334	(59)
Total Options Written (Premiums Received $103)					(92)

Futures Contracts

				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
Ultra Long U.S. Treasury Bond	December 2020	712	157,930	(382)
2-Year U.S. Treasury Note	December 2020	330	72,917	26
5-Year U.S. Treasury Note	December 2020	506	63,772	(16)
30-Year U.S. Treasury Bond	December 2020	345	60,817	13
Euro-Schatz	December 2020	22	2,896	—
				(359)

Short Futures Contracts
Ultra 10-Year U.S. Treasury Note	December 2020	(420)	(67,167)	31
Euro-Bobl	December 2020	(168)	(26,625)	(13)
Euro-Bund	December 2020	(130)	(26,600)	(56)
AUD 3-Year Treasury Bond	December 2020	(105)	(8,822)	(24)
Long Gilt	December 2020	(48)	(8,430)	(10)
10-Year U.S. Treasury Note	December 2020	(51)	(7,116)	(3)
Euro-Buxl	December 2020	(20)	(5,222)	(52)
AUD 10-Year Treasury Bond	December 2020	(18)	(1,926)	(24)
				(151)
				(510)

46

Core Bond Fund

Forward Currency Contracts
	Contract					Unrealized	Unrealized
	Settlement		Contract Amount (000)			Appreciation	(Depreciation)
Counterparty	Date		Receive		Deliver	($000)	($000)
Deutsche Bank AG	10/30/20	USD	67,729	EUR	58,275	—	(639)
Morgan Stanley Capital Services LLC	10/30/20	USD	14,360	MXN	324,646	—	(268)
BNP Paribas	10/30/20	USD	10,727	AUD	15,207	—	(165)
Citigroup Global Markets Inc.	10/30/20	USD	8,657	GBP	6,719	—	(14)
Bank of America, N.A.	10/30/20	USD	2,700	GBP	2,101	—	(12)
Royal Bank of Canada	10/30/20	USD	239	EUR	205	—	(1)
Morgan Stanley Capital Services LLC	10/30/20	USD	6	ZAR	106	—	—
						—	(1,099)

AUD—Australian dollar.

EUR—euro.

GBP—British pound.

MXN—Mexican peso.

USD—U.S. dollar.

ZAR—South African rand.

Centrally Cleared Credit Default Swaps
				Periodic
				Premium		Unrealized
				Received		Appreciation
	Termination	Notional Amount		(Paid)[1]	Value	(Depreciation)
Reference Entity	Date		(000)	(%)	($000)	($000)
CDX-NA-HY-S35-V1	12/22/25	USD	1,925	5.000	82	(1)

1 Periodic premium received/paid quarterly.

USD–U.S. dollar.

47

Core Bond Fund

Over-the-Counter Credit Default Swaps
						Remaining
				Periodic		Up-Front
				Premium		Premium
			Notional	Received		Paid	Unrealized	Unrealized
Reference	Termination		Amount	(Paid)[1]	Value	(Received)	Appreciation	(Depreciation)
Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)	($000)
Credit Protection Sold/Moody’s Rating
Berkshire Hathaway Inc./Aa2	6/20/22	BARC	450	1.000	6	2	4	—
Berkshire Hathaway Inc./Aa2	12/20/22	BARC	400	1.000	7	3	4	—
Berkshire Hathaway Inc./Aa2	12/20/24	BARC	600	1.000	18	15	3	—
Berkshire Hathaway Inc./Aa2	12/20/24	JPMC	600	1.000	18	15	3	—
Metlife Inc./A3	12/20/21	BARC	100	1.000	1	—	1	—
Metlife Inc./A3	6/20/24	BARC	700	1.000	15	—	15	—
People’s Republic of China/A3	6/20/22	BNPSW	200	1.000	3	1	2	—
Republic of Peru/A3	12/22/25	GSI	1,474	1.000	16	20	—	(4)
					84	56	32	(4)

Credit Protection Purchased
Bank of China Ltd.	12/20/21	BNPSW	100	(1.000)	(1)	—	—	(1)
Bank of China Ltd.	6/20/22	BNPSW	200	(1.000)	(3)	—	—	(3)
Commerzbank AG	6/20/21	BOANA	505	(1.000)	(3)	1	—	(4)
Deutsche Bank AG	12/20/22	JPMC	265	(1.000)	(4)	—	—	(4)
Federative Republic of Brazil	12/22/25	MSCS	9,395	(1.000)	657	519	138	—
Lincoln National Corp.	6/20/21	BARC	35	(1.000)	—	—	—	—
Lincoln National Corp.	6/20/21	BARC	25	(1.000)	—	—	—	—
Lincoln National Corp.	12/20/21	BARC	100	(1.000)	(1)	—	—	(1)

48

Core Bond Fund

Over-the-Counter Credit Default Swaps (continued)

						Remaining
				Periodic		Up-Front
				Premium		Premium
			Notional	Received		Paid	Unrealized	Unrealized
Reference	Termination		Amount	(Paid)[1]	Value	(Received)	Appreciation	(Depreciation)
Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)	($000)
McDonald’s Corp.	6/20/22	GSI	325	(1.000)	(6)	(4)	—	(2)
People’s Republic of China	6/20/23	GSI	1,200	(1.000)	(27)	(9)	—	(18)
Republic of Colombia	12/22/25	GSI	17,870	(1.000)	418	289	129	—
Republic of Colombia	12/22/25	GSI	7,825	(1.000)	183	142	41	—
Republic of Colombia	12/22/25	GSI	7,100	(1.000)	166	135	31	—
Republic of South Africa	12/22/25	GSI	1,083	(1.000)	110	102	8	—
Republic of South Africa	12/22/25	MSCS	2,370	(1.000)	241	222	19	—
Societe Generale SA	12/20/21	JPMC	325	(1.000)	(4)	(1)	—	(3)
Standard Chartered Bank	12/20/21	JPMC	185	(1.000)	(2)	—	—	(2)
State of Qatar	6/20/22	BOANA	340	(1.000)	(5)	1	—	(6)
State of Qatar	6/20/22	CITNA	660	(1.000)	(10)	3	—	(13)
					1,709	1,400	366	(57)
					1,793	1,456	398	(61)

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

1 Periodic premium received/paid quarterly.

BARC—Barclays Bank plc.

BNPSW—BNP Paribas.

BOANA—Bank of America, N.A.

CITNA—Citibank, N.A.

GSI—Goldman Sachs International.

JPMC—JPMorgan Chase Bank, N.A.

MSCS—Morgan Stanley Capital Services LLC.

At September 30, 2020, the counterparties had deposited in segregated accounts securities with a value of $2,365,000 and cash of $589,000 in connection with open forward currency contracts and open over-the-counter swap contracts.

49

Core Bond Fund

Centrally Cleared Interest Rate Swaps
			Fixed	Floating
			Interest	Interest
			Rate	Rate		Unrealized
	Future	Notional	Received	Received		Appreciation
	Effective	Amount	(Paid)[2]	(Paid)[3]	Value	(Depreciation)
Termination Date	Date[1]	($000)	(%)	(%)	($000)	($000)
12/16/22	12/16/20	949	0.000	(0.000)	—	—
12/16/23	12/16/20	288	0.000	(0.000)	—	—
12/16/24	12/16/20	119	0.000	(0.000)	—	—
12/16/25	12/16/20	1	0.025	(0.000)	—	—
					—	—

1	Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.

2	Fixed interest payment received/paid annually.

3	Based on Secured Overnight Financing Rate (SOFR) as of the most recent payment date. Floating interest payment received/paid semiannually.

See accompanying Notes, which are an integral part of the Financial Statements.

50

Core Bond Fund

Statement of Assets and Liabilities

As of September 30, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $3,146,217)	3,219,408
Affiliated Issuers (Cost $688,705)	688,715
Total Investments in Securities	3,908,123
Cash	7,229
Investment in Vanguard	133
Foreign Currency, at Value (Cost $593)	609
Receivables for Investment Securities Sold	647,089
Receivables for Accrued Income	16,962
Receivables for Capital Shares Issued	10,743
Swap Premiums Paid	1,470
Variation Margin Receivable—Futures Contracts	639
Variation Margin Receivable—Centrally Cleared Swap Contracts	7
Unrealized Appreciation—Over-the-Counter Swap Contracts	398
Total Assets	4,593,402
Liabilities
Payables for Investment Securities Purchased	1,136,420
Payables for Capital Shares Redeemed	4,990
Payables for Distributions	388
Payables to Vanguard	194
Options Written, at Value (Premiums Received $103)	92
Swap Premiums Received	14
Variation Margin Payable—Futures Contracts	1,794
Variation Margin Payable—Centrally Cleared Swap Contracts	9
Unrealized Depreciation—Forward Currency Contracts	1,099
Unrealized Depreciation—Over-the-Counter Swap Contracts	61
Total Liabilities	1,145,061
Net Assets	3,448,341

51

Core Bond Fund

Statement of Assets and Liabilities (continued)

At September 30, 2020, net assets consisted of:

($000s, except shares and per-share amounts)	Amount
Paid-in Capital	3,324,151
Total Distributable Earnings (Loss)	124,190
Net Assets	3,448,341

Investor Shares—Net Assets
Applicable to 21,600,500 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	236,115
Net Asset Value Per Share—Investor Shares	$10.93

Admiral Shares—Net Assets
Applicable to 146,974,786 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,212,226
Net Asset Value Per Share—Admiral Shares	$21.86

See accompanying Notes, which are an integral part of the Financial Statements.

52

Core Bond Fund

Statement of Operations

Year Ended
September 30, 2020
($000)
Investment Income
Income
Interest[1]	40,668
Total Income	40,668
Expenses
The Vanguard Group—Note B
Investment Advisory Services	221
Management and Administrative—Investor Shares	356
Management and Administrative—Admiral Shares	1,275
Marketing and Distribution—Investor Shares	24
Marketing and Distribution—Admiral Shares	126
Custodian Fees	73
Auditing Fees	41
Shareholders’ Reports—Investor Shares	6
Shareholders’ Reports—Admiral Shares	19
Trustees’ Fees and Expenses	1
Total Expenses	2,142
Net Investment Income	38,526
Realized Net Gain (Loss)
Investment Securities Sold[1]	64,012
Futures Contracts	5,260
Options Purchased	(452)
Options Written	2,685
Swap Contracts	5,213
Forward Currency Contracts	(5,669)
Foreign Currencies	456
Realized Net Gain (Loss)	71,505
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	36,820
Futures Contracts	(1,830)
Options Purchased	107
Options Written	(122)
Swap Contracts	283
Forward Currency Contracts	(1,250)
Foreign Currencies	7
Change in Unrealized Appreciation (Depreciation)	34,015
Net Increase (Decrease) in Net Assets Resulting from Operations	144,046

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $652,000, ($21,000), and $10,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

53

Core Bond Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	38,526	34,768
Realized Net Gain (Loss)	71,505	7,565
Change in Unrealized Appreciation (Depreciation)	34,015	62,540
Net Increase (Decrease) in Net Assets Resulting from Operations	144,046	104,873
Distributions[1]
Investor Shares	(3,277)	(2,881)
Admiral Shares	(35,633)	(31,289)
Total Distributions	(38,910)	(34,170)
Capital Share Transactions
Investor Shares	109,249	30,625
Admiral Shares	2,003,328	144,394
Net Increase (Decrease) from Capital Share Transactions	2,112,577	175,019
Total Increase (Decrease)	2,217,713	245,722
Net Assets
Beginning of Period	1,230,628	984,906
End of Period	3,448,341	1,230,628

1 Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

54

Core Bond Fund

Financial Highlights

Investor Shares

					March 10,
					2016[1] to
For a Share Outstanding	Year Ended September 30,				Sept. 30,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.24	$9.59	$10.00	$10.26	$10.00
Investment Operations
Net Investment Income	.209[2]	.311[2]	.269[2]	.217[2]	.097
Net Realized and Unrealized Gain (Loss) on Investments	.697	.645	(.400)	(.219)	.259
Total from Investment Operations	.906	.956	(.131)	(.002)	.356
Distributions
Dividends from Net Investment Income	(.216)	(.306)	(.279)	(.197)	(.096)
Distributions from Realized Capital Gains	—	—	—	(.061)	—
Total Distributions	(.216)	(.306)	(.279)	(.258)	(.096)
Net Asset Value, End of Period	$10.93	$10.24	$9.59	$10.00	$10.26

Total Return[3]	8.95%	10.15%	-1.32%	0.03%	3.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$236	$117	$80	$91	$65
Ratio of Total Expenses to Average Net Assets	0.25%	0.25%	0.25%	0.25%	0.25%[5]
Ratio of Net Investment Income to Average Net Assets	1.96%	3.16%	2.76%	2.18%	2.00%[5]
Portfolio Turnover Rate[4]	383%	406%	263%	232%	229%

1	Subscription period for the fund was March 10, 2016, to March 24, 2016, during which time all assets were held in money market instruments. Performance measurement began March 28, 2016, the first business day after the subscription period, at a net asset value of $10.00.

2	Calculated based on average shares outstanding.

3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

4	Includes 68%, 32%, 60%, 81%, and 58% attributable to mortgage-dollar-roll activity.

5	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

55

Core Bond Fund

Financial Highlights

Admiral Shares

					March 10,
					2016[1] to
For a Share Outstanding	Year Ended September 30,				Sept. 30,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$20.48	$19.18	$20.00	$20.53	$20.00
Investment Operations
Net Investment Income	.436[2]	.651[2]	.563[2]	.454[2]	.205
Net Realized and Unrealized Gain (Loss) on Investments	1.407	1.290	(.800)	(.445)	.528
Total from Investment Operations	1.843	1.941	(.237)	.009	.733
Distributions
Dividends from Net Investment Income	(.463)	(.641)	(.583)	(.417)	(.203)
Distributions from Realized Capital Gains	—	—	—	(.122)	—
Total Distributions	(.463)	(.641)	(.583)	(.539)	(.203)
Net Asset Value, End of Period	$21.86	$20.48	$19.18	$20.00	$20.53

Total Return[3]	9.11%	10.31%	-1.19%	0.10%	3.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,212	$1,114	$905	$794	$578
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.13%	0.15%	0.15%[5]
Ratio of Net Investment Income to Average Net Assets	2.04%	3.31%	2.88%	2.28%	2.10%[5]
Portfolio Turnover Rate[4]	383%	406%	263%	232%	229%

1	Subscription period for the fund was March 10, 2016, to March 24, 2016, during which time all assets were held in money market instruments. Performance measurement began March 28, 2016, the first business day after the subscription period, at a net asset value of $20.00.

2	Calculated based on average shares outstanding.

3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

4	Includes 68%, 32%, 60%, 81%, and 58% attributable to mortgage-dollar-roll activity.

5	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

56

Core Bond Fund

Notes to Financial Statements

Vanguard Core Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary

57

Core Bond Fund

risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended September 30, 2020, the fund’s average investments in long and short futures contracts represented 12% and 5% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.

58

Core Bond Fund

During the year ended September 30, 2020, the fund’s average investment in forward currency contracts represented 5% of net assets, based on the average of notional amounts at each quarterend during the period.

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold,

59

Core Bond Fund

or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

During the year ended September 30, 2020, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 1% and 8% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Options: The fund invests in options contracts on futures to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that if interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options is that if interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.

The fund invests in options on futures, which are exchange-traded. Counterparty risk involving exchange-traded options on futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.

Options contracts on futures are valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option

60

Core Bond Fund

written. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended September 30, 2020, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

7. Swaptions: The fund invests in options on swaps, which are transacted over-the-counter (OTC) and not on an exchange. The fund enters into swaptions to adjust the fund’s sensitivity to interest rates or to adjust its exposure to the underlying investments. The fund may purchase a swaption from a counterparty whereby the fund has the right to enter into a swap in which the fund will pay a fixed rate and receive a floating rate, each applied to a notional amount. The fund may also sell a swaption to a counterparty whereby the fund grants the counterparty the right to enter into a swap in which the fund will pay a floating rate and receive a fixed rate, each applied to a notional amount. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.

The primary risk associated with purchasing swaptions is that interest rates or the value of the underlying investments move in such a way that the swaption is out-of-the money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling swaptions is that interest rates or the value of the underlying investments move in such a way that the swaption is in-the-money, the counterparty exercises the swaption, and the resulting interest rate swap results in a negative cash flow to the fund in an amount greater than the premium received. A risk associated with all types of swaptions is the possibility that a counterparty may default on its obligations under the swaption contract.

Swaptions are valued based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased swaption is recorded in the Statement of Assets and Liabilities as an asset and is subsequently adjusted daily based on the current market value of the swaption. The premium received for a written swaption is recorded in the Statement of Assets and Liabilities as an asset with an equal liability and is subsequently adjusted daily based on the current market value of the swaption. The notional amounts of swaptions are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of swaptions are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended September 30, 2020, the fund’s average value of investments in swaptions purchased and swaptions written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period. The fund had no open swaptions contracts at September 30, 2020.

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8. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At September 30, 2020, counterparties had deposited in segregated accounts securities with a value of $324,000 and cash of $1,782,000 in connection with TBA transactions.

9. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

10. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

11. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

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Core Bond Fund

12. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended September 30, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

13. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

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Core Bond Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2020, the fund had contributed to Vanguard capital in the amount of $133,000, representing less than 0.01% of the fund’s net assets and 0.05% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund’s investments and derivatives as of September 30, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
U.S. Government and Agency Obligations	—	1,575,214	—	1,575,214
Asset-Backed/Commercial Mortgage-Backed Securities	—	126,229	—	126,229
Corporate Bonds	—	1,216,335	—	1,216,335
Sovereign Bonds	—	294,367	—	294,367
Taxable Municipal Bonds	—	7,078	—	7,078
Temporary Cash Investments	688,715	—	—	688,715
Options Purchased	—	185	—	185
Total	688,715	3,219,408	—	3,908,123
Derivative Financial Instruments
Assets
Futures Contracts[1]	639	—	—	639
Swap Contracts	7[1]	398	—	405
Total	646	398	—	1,044
Liabilities
Options Written	92	—	—	92
Futures Contracts[1]	1,794	—	—	1,794
Forward Currency Contracts	—	1,099	—	1,099
Swap Contracts	9[1]	61	—	70
Total	1,895	1,160	—	3,055

1 Represents variation margin on the last day of the reporting period.

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Core Bond Fund

D.  At September 30, 2020, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

		Foreign
	Interest Rate	Exchange	Credit
	Contracts	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)	($000)
Options Purchased	185	—	—	185
Swap Premiums Paid	—	—	1,470	1,470
Variation Margin Receivable—Futures Contracts	639	—	—	639
Variation Margin Receivable—Centrally Cleared Swap Contracts	—	—	7	7
Unrealized Appreciation—Over-the-Counter Swap Contracts	—	—	398	398
Total Assets	824	—	1,875	2,699

Options Written	92	—	—	92
Swap Premiums Received	—	—	14	14
Variation Margin Payable—Futures Contracts	1,794	—	—	1,794
Variation Margin Payable—Centrally Cleared Swap Contracts	—	—	9	9
Unrealized Depreciation—Forward Currency Contracts	—	1,099	—	1,099
Unrealized Depreciation—Over-the-Counter Swap Contracts	—	—	61	61
Total Liabilities	1,886	1,099	84	3,069

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Core Bond Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2020, were:

		Foreign
	Interest Rate	Exchange	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	5,260	—	—	5,260
Options Purchased	(217)	—	(235)	(452)
Options Written	2,215	—	470	2,685
Swap Contracts	6,743	—	(1,530)	5,213
Forward Currency Contracts	—	(5,669)	—	(5,669)
Realized Net Gain (Loss) on Derivatives	14,001	(5,669)	(1,295)	7,037

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(1,830)	—	—	(1,830)
Options Purchased	42	—	65	107
Options Written	1	—	(123)	(122)
Swap Contracts	(13)	—	296	283
Forward Currency Contracts	—	(1,250)	—	(1,250)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(1,800)	(1,250)	238	(2,812)

E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, distributions in connection with fund share redemptions, and swap agreements were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	7,459
Total Distributable Earnings (Loss)	(7,459)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; the recognition of unrealized gains or losses from certain derivative contracts; the

66

Core Bond Fund

inclusion of payables for distributions; and the recognition of gain or loss from foreign currency hedges. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	45,993
Undistributed Long-Term Gains	7,291
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	71,294

The tax character of distributions paid was as follows:

	Year Ended September 30,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	38,910	34,170
Long-Term Capital Gains	—	—
Total	38,910	34,170

* Includes short-term capital gains, if any.

As of September 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	3,838,422
Gross Unrealized Appreciation	83,925
Gross Unrealized Depreciation	(12,618)
Net Unrealized Appreciation (Depreciation)	71,307

F.  During the year ended September 30, 2020, the fund purchased $2,342,956,000 of investment securities and sold $1,409,114,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $6,548,626,000 and $5,575,045,000, respectively. Total purchases and sales include $180,708,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

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Core Bond Fund

G.  Capital share transactions for each class of shares were:

			Year Ended September 30,
		2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	241,165	22,509	67,150	6,786
Issued in Lieu of Cash Distributions	2,916	275	2,518	255
Redeemed	(134,832)	(12,575)	(39,043)	(3,977)
Net Increase (Decrease)—Investor Shares	109,249	10,209	30,625	3,064
Admiral Shares
Issued	2,514,578	116,761	597,329	30,357
Issued in Lieu of Cash Distributions	29,505	1,389	25,663	1,304
Redeemed	(540,755)	(25,577)	(478,598)	(24,458)
Net Increase (Decrease)—Admiral Shares	2,003,328	92,573	144,394	7,203

H.  Management has determined that no events or transactions occurred subsequent to September 30, 2020, that would require recognition or disclosure in these financial statements.

68

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Malvern Funds and Shareholders of Vanguard Core Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Core Bond Fund (one of the funds constituting Vanguard Malvern Funds, referred to hereafter as the “Fund”) as of September 30, 2020, the related statement of operations for the year ended September 30, 2020, the statement of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 17, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

69

Special 2020 tax information (unaudited) for Vanguard Core Bond Fund

This information for the fiscal year ended September 30, 2020, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,015,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 70.3% of income dividends are interest-related dividends.

70

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Float Adjusted Index (Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Core Bond Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Core Bond Fund. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Core Bond Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Core Bond Fund or the owners of the Core Bond Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Core Bond Fund. Investors acquire the Core Bond Fund from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Core Bond Fund. The Core Bond Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Core Bond Fund or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Core Bond Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Core Bond Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Core Bond Fund or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Core Bond Fund.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Core Bond Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Core Bond Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE CORE BOND FUND.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2020 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork- Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

John Galloway

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

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All rights reserved.
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Q13200 112020

Annual Report | September 30, 2020 Vanguard Emerging Markets Bond Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Your Fund’s Performance at a Glance	1

Advisor’s Report	2

About Your Fund’s Expenses	5

Performance Summary	7

Financial Statements	9

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance

•  For the 12 months ended September 30, 2020, Vanguard Emerging Markets Bond Fund returned 10.67% for Investor Shares and 10.89% for Admiral Shares, outpacing the return of its benchmark by more than 9 percentage points.

•  The COVID-19 pandemic led economic activity to contract sharply and unemployment to spike across much of the globe amid government-mandated lockdowns and social distancing measures. Emerging-market bonds initially saw a spike in volatility, including a dramatic widening in the marginal yields they offer relative to sovereign bonds, before regaining some lost ground thanks to massive monetary support from central banks and some signs that the global economy might improve faster than expected.

•  The fund’s fairly defensive stance going into 2020, because of stretched valuations, meant that its managers could take advantage of price dislocations that arose in the wake of the pandemic. That occurred first among high-quality bonds in markets such as Panama, Malaysia, and Israel, where valuations based on fundamentals seemed attractive and the associated risk seemed relatively low, and subsequently among lower-quality bonds in markets such as Ecuador and Sri Lanka, where some distressed issuers fell to valuations that appeared to compensate investors well for the risk being assumed.

•  The use of derivatives to hedge portfolio risks is common in the fund. The fund’s derivatives position, including both hedges and active positions, made a net positive contribution to performance.

Market Barometer

	Average Annual Total Returns
	Periods Ended September 30, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.01%	12.38%	14.09%
Russell 2000 Index (Small-caps)	0.39	1.77	8.00
Russell 3000 Index (Broad U.S. market)	15.00	11.65	13.69
FTSE All-World ex US Index (International)	3.55	1.50	6.49

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	6.98%	5.24%	4.18%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	4.09	4.28	3.84
FTSE Three-Month U.S. Treasury Bill Index	1.02	1.65	1.15

CPI
Consumer Price Index	1.37%	1.79%	1.81%

1

Advisor’s Report

For the 12 months ended September 30, 2020, Vanguard Emerging Markets Bond Fund returned 10.67% for Investor Shares and 10.89% for Admiral Shares. The fund’s benchmark, the JP Morgan EMBI Global Diversified, returned 1.29%. The average return of its peer group of emerging-market hard currency debt funds was 1.38%. (A “hard currency” is one that is issued by an economically and politically stable country and is widely used around the world as payment for goods and services.)

The 30-day SEC yield declined to 3.31% for the fund’s Investor Shares by the close of the period compared with 4.08% a year earlier. For Admiral Shares, that ending yield was 3.46%, down from 4.23%.

The investment environment

The outbreak of the novel coronavirus in early 2020—and the aggressive efforts to contain it—defined the period, upending economies and financial markets worldwide. As the pandemic spread, crude oil prices sank, trade and travel restrictions multiplied, nonessential businesses were shuttered, and unemployment spiked.

At the height of investor panic in March, volatility spiked and liquidity eroded in the bond market. With investors trying to sell their most liquid assets, even some high-quality issuers saw their yield spreads versus risk-free assets widen dramatically.

Governments around the world were quick to take action, however, committing trillions of dollars in spending, loans, and loan guarantees to blunt the pandemic’s impact on economic activity and jobs. Many central banks slashed short-term interest rates and ramped up bond purchases to keep longer-term rates low and provide liquidity.

Their intervention was so successful in defusing the liquidity crisis that bond issuance soared. Some companies came to market because they needed to shore up their balance sheets, while others in better financial positions issued bonds more as a precaution, not knowing what the markets might look like in six months.

With near-zero interest rates, central bank bond-buying, and steady global demand for yield, credit spread levels went on to tighten significantly from where they were in March and April.

Management of the fund

This fiscal year was a fertile period for active management, as the fund’s relative performance underscores. Investors who were willing to be contrarian and focused on valuations and fundamentals had many opportunities to participate in significant market dislocations.

Going into 2020, the fund was fairly defensively positioned. With valuations of high-quality bonds appearing stretched and lower-quality bonds likely to be affected most by a slowdown in growth, the fund was underweight in both those segments. While we did not fully anticipate the global scale of the COVID-19 pandemic, we reacted to early warning signs, and our conservative stance did benefit us when low-quality bonds sold off amid mounting

2

growth fears as the pandemic spread, and then high-quality bonds suffered when market liquidity dried up.

In March and April, we started to take on more risk at attractive valuations. Our first move was to add longer-duration bonds of high-quality issuers that had really underperformed in countries including Panama, Malaysia, Israel, and the United Arab Emirates. Their credit ratings ranged from BBB to AA. As the financial systems started to recover, these securities performed well.

We then rotated into medium-quality securities in Latin America, which worked out well. There had been some underperformance in, for example, Brazil, which was hit hard by COVID-19 and political concerns, and Mexico, given the downgrading of the national oil company Pemex.

Closer to the end of the fiscal year, we added some distressed holdings that we were underweight in. Ecuador is one example. We had virtually no exposure to the country, as we felt it was too dependent on oil prices, but when its debt hit really distressed levels, we became buyers based on recovery values. Sri Lanka is another example; we had little exposure, thinking it was overvalued, but we moved to take positions when debt sold off on fears that the country might default.

Cash inflows to the fund were strong, but we were able to absorb that money without incurring a lot of transaction costs or creating a material drag on performance.

Outlook

With initial bond market adjustments to the pandemic behind us and valuations having risen, the environment for outperformance may be more challenging, and security selection will be even more crucial.

Risks remain that rising COVID-19 infections could lead to reimposed broad lockdowns that would further hurt economies and that a vaccine may still be a long way off. These risks are somewhat mitigated, though, because governments are better prepared now to deal with outbreaks. Moreover, central banks have asserted their readiness to continue to support bond markets. The U.S. presidential election, inconsistent global fiscal support, and renewed Brexit complications may also add uncertainty to investors’ outlook and market sentiment.

In terms of positioning, we have basically come full circle as higher-quality emerging-market bond spreads are again benefiting from abundant global liquidity, and in some cases valuations can be stretched. We are again wary of higher-quality bonds, especially those further out on the maturity spectrum, as they are not offering enough in either spread or yield to compensate for the volatility that comes with them. The weakest part of the market is also a concern, as the current growth outlook being priced in by market participants seems optimistic in our view, so we are focusing our exposure in the middle of the quality spectrum.

3

Our conservative stance as we enter the new fiscal year will allow us to act when we see pullbacks in the market that could give us a chance to reload some risk. And as lost economic activity and government balance-sheet deterioration resulting from the pandemic will likely have lasting impacts on some emerging-market economies, country selection will remain an important avenue for generating outperformance.

With our global fixed income team of analysts and traders and our bottom-up, fundamentals-based research process and disciplined approach to risk-taking, we are well-positioned to identify and invest in potential pockets of outperformance as opportunities arise.

Portfolio Managers:

Daniel Shaykevich

Mauro Favini

Vanguard Fixed Income Group

October 22, 2020

4

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•      Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•      Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

5

Six Months Ended September 30, 2020

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Emerging Markets Bond Fund	3/31/2020	9/30/2020	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,203.24	$3.30
Admiral™ Shares	1,000.00	1,204.35	2.48
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.07	$3.03
Admiral Shares	1,000.00	1,022.82	2.28

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.60% for Investor Shares and 0.45% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

6

Emerging Markets Bond Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: March 10, 2016, Through September 30, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2020
		Since	Final Value
	One	Inception	of a $10,000
	Year	(3/10/2016)	Investment
Emerging Markets Bond Fund Investor Shares	10.67%	10.26%	$15,608
JP Morgan EMBI Global Diversified	1.29	5.77	12,912
“Since Inception” performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $50,000
	Year	(12/6/2017)	Investment
Emerging Markets Bond Fund Admiral Shares	10.89%	8.87%	$63,518
JP Morgan EMBI Global Diversified	1.29	3.43	54,989

“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

7

Emerging Markets Bond Fund

Fund Allocation

As of September 30, 2020

Mexico	8.4%
Panama	7.6
Colombia	4.6
Russia	4.6
Qatar	4.3
Brazil	4.2
Peru	3.8
South Africa	3.6
Ukraine	3.6
Dominican Republic	3.2
United Arab Emirates	3.2
Azerbaijan	2.6
Indonesia	2.4
Supranational	2.3
Ecuador	2.2
Kazakhstan	2.2
Saudi Arabia	2.2
United States	1.9
Morocco	1.8
Chile	1.5
Costa Rica	1.5
Guatemala	1.5
Romania	1.5
Trinidad & Tobago	1.5
Uzbekistan	1.5
Sri Lanka	1.3
Angola	1.2
Argentina	1.2
Croatia	1.2
Jordan	1.1
Serbia	1.1
Bahrain	1.0
Israel	1.0
Malaysia	1.0
Other	12.2

The table reflects the fund’s investments, except for short-term investments and derivatives.

8

Emerging Markets Bond Fund

Financial Statements

Schedule of Investments

As of September 30, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Angola (1.1%)
Sovereign Bonds (1.1%)
Republic of Angola	9.375%	5/8/48	1,000	778
Republic of Angola	9.125%	11/26/49	13,115	10,155
Total Angola (Cost $11,590)				10,933
Argentina (1.2%)
Sovereign Bonds (1.2%)
[1] Argentine Republic	1.000%	7/9/29	926	420
[1] Argentine Republic	0.125%	7/9/30	25,864	10,734
[1] Argentine Republic	0.125%	7/9/41	700	276
Total Argentina (Cost $12,037)				11,430
Armenia (0.3%)
Sovereign Bonds (0.3%)
Republic of Armenia	3.950%	9/26/29	3,000	2,894
Total Armenia (Cost $2,993)				2,894
Azerbaijan (2.4%)
Sovereign Bonds (2.4%)
Republic of Azerbaijan	4.750%	3/18/24	3,000	3,133
[1] Republic of Azerbaijan	3.500%	9/1/32	7,100	6,818
[2] Southern Gas Corridor CJSC	6.875%	3/24/26	10,815	12,283
State Oil Co. of the Azerbaijan Republic	6.950%	3/18/30	1,335	1,575
Total Azerbaijan (Cost $23,821)				23,809
Bahrain (1.0%)
Sovereign Bonds (1.0%)
Kingdom of Bahrain	7.000%	10/12/28	8,500	9,268
[3] Kingdom of Bahrain	7.375%	5/14/30	355	387
Total Bahrain (Cost $10,171)				9,655
Belarus (0.2%)
Sovereign Bonds (0.2%)
Republic of Belarus	7.625%	6/29/27	2,200	2,146
Total Belarus (Cost $2,135)				2,146
Bermuda (0.1%)
Sovereign Bonds (0.1%)
[1] Bermuda	3.717%	1/25/27	523	580
Total Bermuda (Cost $577)				580

9

Emerging Markets Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Brazil (4.0%)
Corporate Bonds (1.0%)
[3] BRF SA	5.750%	9/21/50	3,150	3,141
Embraer Netherlands Finance BV	5.050%	6/15/25	4,290	4,119
Vale Overseas Ltd.	6.250%	8/10/26	2,406	2,833
				10,093
Sovereign Bonds (3.0%)
Federative Republic of Brazil	3.875%	6/12/30	6,000	5,947
Federative Republic of Brazil	8.250%	1/20/34	4,250	5,668
[1] Federative Republic of Brazil	4.750%	1/14/50	5,405	5,216
Petrobras Global Finance BV	7.375%	1/17/27	5,000	5,900
Petrobras Global Finance BV	5.999%	1/27/28	3,803	4,207
Petrobras Global Finance BV	6.750%	6/3/50	1,885	2,050
				28,988
Total Brazil (Cost $38,708)				39,081
Bulgaria (0.5%)
Sovereign Bonds (0.5%)
[4] Republic of Bulgaria	3.125%	3/26/35	3,050	4,565
Total Bulgaria (Cost $4,613)				4,565
Cameroon (0.3%)
Sovereign Bonds (0.3%)
[1] Republic of Cameroon	9.500%	11/19/25	2,500	2,566
Total Cameroon (Cost $2,672)				2,566
Chile (1.4%)
Sovereign Bonds (1.4%)
[3] Empresa de los Ferrocarriles del Estado	3.068%	8/18/50	3,600	3,600
[1] Empresa Nacional del Petroleo	5.250%	11/6/29	8,420	9,790
Total Chile (Cost $12,924)				13,390
Colombia (4.3%)
Sovereign Bonds (4.3%)
Ecopetrol SA	5.375%	6/26/26	6,740	7,406
Ecopetrol SA	6.875%	4/29/30	5,000	5,912
[1] Republic of Colombia	4.500%	1/28/26	5,483	6,066
[1] Republic of Colombia	4.500%	3/15/29	8,000	8,947
Republic of Colombia	10.375%	1/28/33	615	956
[1] Republic of Colombia	4.125%	5/15/51	11,000	11,136
[1] Republic of Columbia	4.000%	2/26/24	1,700	1,813
Total Colombia (Cost $42,034)				42,236
Costa Rica (1.4%)
Sovereign Bonds (1.4%)
Republic of Costa Rica	4.250%	1/26/23	4,260	4,096
Republic of Costa Rica	4.375%	4/30/25	1,500	1,406
[1] Republic of Costa Rica	6.125%	2/19/31	4,400	4,121
[1,3] Republic of Costa Rica	6.125%	2/19/31	2,750	2,582
Republic of Costa Rica	7.000%	4/4/44	1,400	1,261
Total Costa Rica (Cost $13,597)				13,466

10

Emerging Markets Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Cote d’Ivoire (0.5%)
Sovereign Bonds (0.5%)
[4] Republic of Cote d’Ivoire	6.625%	3/22/48	4,800	4,735
Total Cote d’Ivoire (Cost $5,231)				4,735
Croatia (1.2%)
Sovereign Bonds (1.2%)
[4] Republic of Croatia	1.125%	6/19/29	3,500	4,168
[4] Republic of Croatia	1.500%	6/17/31	5,953	7,244
Total Croatia (Cost $10,677)				11,412
Dominican Republic (3.0%)
Sovereign Bonds (3.0%)
[1] Dominican Republic	7.500%	5/6/21	1,833	1,887
Dominican Republic	5.500%	1/27/25	10,560	11,200
[3] Dominican Republic	5.875%	1/30/60	18,000	16,830
Total Dominican Republic (Cost $29,903)				29,917
Ecuador (2.1%)
Sovereign Bonds (2.1%)
[1,3] Republic of Ecuador	0.000%	7/31/30	13,757	6,466
[1] Republic of Ecuador	0.000%	7/31/30	2,460	1,145
[1,3] Republic of Ecuador	0.500%	7/31/30	5,560	3,785
[1] Republic of Ecuador	0.500%	7/31/30	2,300	1,565
[1,3] Republic of Ecuador	0.500%	7/31/35	13,554	7,568
Total Ecuador (Cost $23,265)				20,529
Egypt (0.4%)
Sovereign Bonds (0.4%)
Arab Republic of Egypt	8.700%	3/1/49	2,900	2,826
[3] Arab Republic of Egypt	8.875%	5/29/50	1,400	1,385
Total Egypt (Cost $4,300)				4,211
El Salvador (0.5%)
Sovereign Bonds (0.5%)
Republic of El Salvador	7.625%	2/1/41	761	640
[1] Republic of El Salvador	7.125%	1/20/50	5,100	3,994
Total El Salvador (Cost $4,279)				4,634
Gabon (0.5%)
Sovereign Bonds (0.5%)
[1] Gabonese Republic	6.375%	12/12/24	1,153	1,086
[1] Gabonese Republic	6.625%	2/6/31	3,965	3,537
Total Gabon (Cost $3,800)				4,623
Ghana (0.4%)
Sovereign Bonds (0.4%)
[1,3] Republic of Ghana	8.750%	3/11/61	5,000	4,200
Total Ghana (Cost $4,932)				4,200

11

Emerging Markets Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Guatemala (1.4%)
Sovereign Bonds (1.4%)
Republic of Guatemala	5.750%	6/6/22	1,200	1,261
Republic of Guatemala	4.500%	5/3/26	8,970	9,594
[1] Republic of Guatemala	5.375%	4/24/32	2,338	2,676
Total Guatemala (Cost $13,211)				13,531
Honduras (0.6%)
Sovereign Bonds (0.6%)
[1] Republic of Honduras	7.500%	3/15/24	2,320	2,516
[3] Republic of Honduras	5.625%	6/24/30	3,227	3,449
Total Honduras (Cost $5,557)				5,965
Hungary (0.6%)
Sovereign Bonds (0.6%)
[5] Republic of Hungary	3.000%	8/21/30	1,425,000	4,869
[4] Republic of Hungary	1.750%	6/5/35	1,320	1,625
Total Hungary (Cost $6,522)				6,494
India (0.6%)
Sovereign Bonds (0.6%)
Export-Import Bank of India	3.875%	3/12/24	1,200	1,270
Export-Import Bank of India	3.875%	2/1/28	4,200	4,407
Total India (Cost $5,641)				5,677
Indonesia (2.3%)
Sovereign Bonds (2.3%)
[3,4] Perusahaan Listrik Negara PT	1.875%	11/5/31	4,400	4,928
[6] Perusahaan Penerbit SBSN Indonesia III	4.400%	3/1/28	5,600	6,391
Republic of Indonesia	4.625%	4/15/43	4,050	4,738
Republic of Indonesia	3.700%	10/30/49	700	749
Republic of Indonesia	3.500%	2/14/50	1,430	1,516
Republic of Indonesia	4.450%	4/15/70	3,600	4,261
Total Indonesia (Cost $21,646)				22,583
Israel (0.9%)
Sovereign Bonds (0.9%)
State of Israel	3.375%	1/15/50	3,000	3,322
State of Israel	4.500%	4/3/20	4,000	5,470
Total Israel (Cost $7,906)				8,792
Jamaica (0.6%)
Sovereign Bonds (0.6%)
[1] Jamaica	7.625%	7/9/25	4,480	5,107
Jamaica	7.875%	7/28/45	1,000	1,261
Total Jamaica (Cost $6,417)				6,368
Jordan (1.0%)
Sovereign Bonds (1.0%)
Hashemite Kingdom of Jordan	6.125%	1/29/26	500	512
[3] Hashemite Kingdom of Jordan	5.850%	7/7/30	5,850	5,667
Hashemite Kingdom of Jordan	7.375%	10/10/47	4,080	4,064
Total Jordan (Cost $10,407)				10,243

12

Emerging Markets Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Kazakhstan (2.1%)
Sovereign Bonds (2.1%)
Kazakhstan Temir Zholy Finance BV	6.950%	7/10/42	4,438	5,951
KazMunayGas National Co. JSC	4.400%	4/30/23	700	747
KazMunayGas National Co. JSC	5.375%	4/24/30	6,500	7,580
KazMunayGas National Co. JSC	6.375%	10/24/48	4,750	6,062
Total Kazakhstan (Cost $20,068)				20,340
Kenya (0.8%)
Sovereign Bonds (0.8%)
[1] Republic of Kenya	7.000%	5/22/27	6,500	6,387
Republic of Kenya	8.250%	2/28/48	2,000	1,916
Total Kenya (Cost $8,329)				8,303
Lebanon (0.4%)
Sovereign Bonds (0.4%)
* Lebanese Republic	8.250%	4/12/21	2,430	425
* Lebanese Republic	6.100%	10/4/22	2,250	374
* Lebanese Republic	6.650%	4/22/24	2,890	453
* Lebanese Republic	7.000%	3/20/28	6,310	973
* Lebanese Republic	6.650%	2/26/30	4,900	764
* Lebanese Republic	7.150%	11/20/31	1,445	219
* Lebanese Republic	8.200%	5/17/33	1,445	221
* Lebanese Republic	8.250%	5/17/34	1,445	224
Total Lebanon (Cost $7,115)				3,653
Malaysia (0.9%)
Sovereign Bonds (0.9%)
Petronas Capital Ltd.	3.500%	4/21/30	8,070	9,018
Total Malaysia (Cost $8,958)				9,018
Mexico (7.9%)
Corporate Bonds (0.6%)
[3] Trust Fibra Uno	6.390%	1/15/50	5,625	5,611

Sovereign Bonds (7.3%)
Petroleos Mexicanos	6.375%	1/23/45	5,511	4,128
Petroleos Mexicanos	5.625%	1/23/46	1	1
[4] United Mexican States	1.625%	4/8/26	12,170	14,337
United Mexican States	4.150%	3/28/27	3,890	4,323
United Mexican States	4.500%	4/22/29	6,805	7,615
[7] United Mexican States	8.500%	5/31/29	170,000	9,065
[7] United Mexican States	7.750%	5/29/31	220,000	11,202
[1,8] United Mexican States	4.750%	4/27/32	12,150	13,492
[7] United Mexican States	8.500%	11/18/38	151,500	8,029
				72,192
Total Mexico (Cost $76,659)				77,803
Mongolia (0.3%)
Sovereign Bonds (0.3%)
[3] Mongolia	5.125%	4/7/26	3,020	3,046
Total Mongolia (Cost $2,984)				3,046

13

Emerging Markets Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Morocco (1.7%)
Sovereign Bonds (1.7%)
[3,4] Kingdom of Morocco	2.000%	9/30/30	14,650	16,907
Total Morocco (Cost $16,828)				16,907
Nigeria (0.1%)
Sovereign Bonds (0.1%)
Federal Republic of Nigeria	7.625%	11/28/47	1,000	895
Total Nigeria (Cost $964)				895
North Macedonia (0.4%)
Sovereign Bonds (0.4%)
[3,4] Republic of North Macedonia	3.675%	6/3/26	2,995	3,758
Total North Macedonia (Cost $3,249)				3,758
Oman (0.1%)
Sovereign Bonds (0.1%)
Sultanate of Oman	6.750%	1/17/48	980	809
Total Oman (Cost $842)				809
Panama (7.1%)
Sovereign Bonds (7.1%)
[1] Republic of Panama	4.000%	9/22/24	15,345	16,765
[1] Republic of Panama	3.750%	3/16/25	6,700	7,303
Republic of Panama	7.125%	1/29/26	17,125	21,620
Republic of Panama	8.875%	9/30/27	2,368	3,386
[1] Republic of Panama	3.870%	7/23/60	18,000	20,633
Total Panama (Cost $68,486)				69,707
Paraguay (0.4%)
Sovereign Bonds (0.4%)
Republic of Paraguay	4.625%	1/25/23	1,700	1,800
Republic of Paraguay	5.600%	3/13/48	1,500	1,845
Total Paraguay (Cost $3,651)				3,645
Peru (3.5%)
Corporate Bonds (1.0%)
Kallpa Generacion SA	4.875%	5/24/26	5,558	6,002
Kallpa Generacion SA	4.125%	8/16/27	4,307	4,491
				10,493
Sovereign Bonds (2.5%)
Corp Financiera de Desarrollo SA	4.750%	7/15/25	480	539
[1,3] Corp Financiera de Desarrollo SA	2.400%	9/28/27	12,250	12,342
Fondo MIVIVIENDA SA	3.500%	1/31/23	4,600	4,786
Republic of Peru	7.350%	7/21/25	3,685	4,716
[1] Republic of Peru	2.392%	1/23/26	2,000	2,115
				24,498
Total Peru (Cost $34,028)				34,991

14

Emerging Markets Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Philippines (0.5%)
Sovereign Bonds (0.5%)
Republic of the Philippines	2.457%	5/5/30	3,500	3,776
Republic of the Philippines	7.750%	1/14/31	600	912
Republic of the Philippines	3.950%	1/20/40	200	235
Total Philippines (Cost $4,857)				4,923
Qatar (4.0%)
Sovereign Bonds (4.0%)
State of Qatar	3.400%	4/16/25	15,446	16,918
State of Qatar	4.500%	4/23/28	4,200	5,021
State of Qatar	5.103%	4/23/48	8,625	11,972
State of Qatar	4.817%	3/14/49	4,200	5,649
Total Qatar (Cost $39,532)				39,560
Romania (1.4%)
Sovereign Bonds (1.4%)
[4] Republic of Romania	2.500%	2/8/30	5,000	6,083
[3,4] Republic of Romania	3.624%	5/26/30	2,700	3,567
[4] Republic of Romania	3.375%	1/28/50	3,554	4,241
Total Romania (Cost $13,021)				13,891
Russia (4.3%)
Sovereign Bonds (4.3%)
Gazprom PJSC Via Gaz Capital SA	5.150%	2/11/26	10,466	11,660
Russian Federation	4.750%	5/27/26	13,400	15,361
Russian Federation	4.250%	6/23/27	7,000	7,872
[9] Russian Federation	7.650%	4/10/30	251,505	3,606
Russian Federation	5.100%	3/28/35	3,000	3,685
Russian Federation	5.625%	4/4/42	200	267
Russian Federation	5.875%	9/16/43	200	277
Total Russia (Cost $42,345)				42,728
Saudi Arabia (2.1%)
Sovereign Bonds (2.1%)
Kingdom of Saudi Arabia	3.250%	10/26/26	4,000	4,346
Kingdom of Saudi Arabia	2.500%	2/3/27	2,000	2,083
Kingdom of Saudi Arabia	4.625%	10/4/47	1,500	1,831
Kingdom of Saudi Arabia	4.500%	4/22/60	3,000	3,707
[10] KSA Sukuk Ltd.	3.628%	4/20/27	7,725	8,546
Total Saudi Arabia (Cost $19,952)				20,513
Senegal (0.2%)
Sovereign Bonds (0.2%)
[1] Republic of Senegal	6.750%	3/13/48	2,400	2,268
Total Senegal (Cost $2,241)				2,268
Serbia (1.1%)
Sovereign Bonds (1.1%)
[3,4] Republic of Serbia	3.125%	5/15/27	8,357	10,464
Total Serbia (Cost $8,906)				10,464

15

Emerging Markets Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Singapore (0.8%)
Corporate Bonds (0.8%)
[1,3] Oversea-Chinese Banking Corp. Ltd.	1.832%	9/10/30	7,635	7,627
Total Singapore (Cost $7,635)				7,627
South Africa (3.3%)
Sovereign Bonds (3.3%)
Republic of South Africa	4.875%	4/14/26	8,930	9,013
[11] Republic of South Africa	10.500%	12/21/26	130,545	9,047
[11] Republic of South Africa	8.875%	2/28/35	60,315	3,008
Republic of South Africa	5.750%	9/30/49	14,170	11,962
Total South Africa (Cost $34,371)				33,030
Sri Lanka (1.2%)
Sovereign Bonds (1.2%)
Democratic Socialist Republic of Sri Lanka	6.850%	3/14/24	4,174	3,071
Democratic Socialist Republic of Sri Lanka	6.850%	11/3/25	11,445	8,107
Democratic Socialist Republic of Sri Lanka	7.850%	3/14/29	800	551
Total Sri Lanka (Cost $9,333)				11,729
Supranational (2.2%)
Sovereign Bonds (2.2%)
[3] African Export-Import Bank	3.994%	9/21/29	2,000	2,050
African Export-Import Bank	3.994%	9/21/29	1,250	1,295
[3] Banco Latinoamericano de Comercio Exterior SA	2.375%	9/14/25	12,800	12,935
Banque Ouest Africaine de Developpement	5.500%	5/6/21	1,000	1,017
Banque Ouest Africaine de Developpement	5.000%	7/27/27	500	539
[3] Banque Ouest Africaine de Developpement	4.700%	10/22/31	3,000	3,165
Banque Ouest Africaine de Developpement	4.700%	10/22/31	400	420
Total Supranational (Cost $20,894)				21,421
Trinidad & Tobago (1.4%)
Sovereign Bonds (1.4%)
Republic of Trinidad & Tobago	4.375%	1/16/24	5,695	5,777
Republic of Trinidad & Tobago	4.500%	8/4/26	2,500	2,531
[1,3] Republic of Trinidad & Tobago	4.500%	6/26/30	5,750	5,650
Total Trinidad & Tobago (Cost $14,198)				13,958
Turkey (0.1%)
Sovereign Bonds (0.1%)
Republic of Turkey	5.750%	5/11/47	2,000	1,572
Total Turkey (Cost $1,408)				1,572
Ukraine (3.4%)
Sovereign Bonds (3.4%)
Ukraine	7.750%	9/1/23	200	204
[12] Ukraine	11.670%	11/22/23	43,093	1,533
Ukraine	7.750%	9/1/25	15,715	15,787
Ukraine	7.750%	9/1/26	1,500	1,493
Ukraine	7.750%	9/1/27	1,200	1,192

16

Emerging Markets Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Ukraine	9.750%	11/1/28	5,500	5,955
[3]	Ukraine	7.253%	3/15/33	7,205	6,617
[1]	Ukreximbank Via Biz Finance plc	9.750%	1/22/25	400	405
	Total Ukraine (Cost $33,707)				33,186
	United Arab Emirates (3.0%)
	Sovereign Bonds (3.0%)
	Emirate of Abu Dhabi	3.125%	9/30/49	10,295	11,034
	Emirate of Sharjah	4.000%	7/28/50	5,860	5,988
[3]	Emirate of Sharjah	4.000%	7/28/50	5,950	6,029
	Sharjah Sukuk Program Ltd.	3.854%	4/3/26	3,735	4,056
	Sharjah Sukuk Program Ltd.	2.942%	6/10/27	2,000	2,064
	Total United Arab Emirates (Cost $29,273)				29,171
	United States (1.8%)
U.S. Government and Agency Obligations (1.8%)
	United States Treasury Note/Bond	0.250%	8/31/25	4,600	4,595
	United States Treasury Note/Bond	0.625%	8/15/30	13,300	13,223
	Total United States (Cost $17,763)				17,818
	Uruguay (0.6%)
	Sovereign Bonds (0.6%)
[1]	Oriental Republic of Uruguay	4.975%	4/20/55	4,310	5,748
	Total Uruguay (Cost $5,678)				5,748
	Uzbekistan (1.4%)
	Sovereign Bonds (1.4%)
	Republic of Uzbekistan	4.750%	2/20/24	6,500	6,824
	Republic of Uzbekistan	5.375%	2/20/29	6,150	6,862
	Total Uzbekistan (Cost $13,469)				13,686
	Venezuela (0.0%)
	Sovereign Bonds (0.0%)
*	Bolivarian Republic of Venezuela	11.750%	10/21/26	640	50
*	Bolivarian Republic of Venezuela	7.000%	3/31/38	1,500	116
*,1	Petroleos de Venezuela SA	6.000%	11/15/26	2,850	76
*	Petroleos de Venezuela SA	5.375%	4/12/27	462	12
	Total Venezuela (Cost $1,360)				254
	Vietnam (0.5%)
	Sovereign Bonds (0.5%)
	Socialist Republic of Vietnam	4.800%	11/19/24	4,700	5,259
	Total Vietnam (Cost $5,223)				5,259

				Shares
	Temporary Cash Investments (6.0%)
	Money Market Fund (6.0%)
[13]	Vanguard Market Liquidity Fund	0.117%		584,484	58,448
Total Temporary Cash Investments (Cost $58,439)					58,448

17

Emerging Markets Bond Fund

				Notional	Market
		Expiration	Exercise	Amount	Value•
	Counterparty	Date	Price	($000)	($000)
Options Purchased (0.1%)
Foreign Currency Options
Call Options
EUR	RBC	4/22/21	USD 1.190	EUR 5,000	1

Put Options
EUR	RBC	4/21/21	USD 1.175	EUR 13,000	303
USD	BOANA	8/19/21	JPY 102.00	USD 29,000	528
USD	BNPSW	7/21/22	JPY 95.100	USD 10,000	163
					994
Total Options Purchased (Cost $1,183)					995
Total Investments (99.9%) (Cost $978,515)					981,789
Other Assets and Liabilities—Net (0.1%)					1,259
Net Assets (100%)					983,048

Cost is in $000.

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security—security in default.
1	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2	Guaranteed by the Republic of Azerbaijan.
3	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the aggregate value of these securities was $163,756,000, representing 16.7% of net assets.
4	Face amount denominated in euro.
5	Face amount denominated in Hungarian forints.
6	Guaranteed by the Republic of Indonesia.
7	Face amount denominated in Mexican pesos.
8	Securities with a value of $2,943,000 has been segregated as initial margin for open futures contracts.
9	Face amount denominated in Russian rubles.
10	Guaranteed by the Kingdom of Saudi Arabia.
11	Face amount denominated in South African rand.
12	Face amount denominated in Ukrainian hryvnia.
13	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

18

Emerging Markets Bond Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2020	100	13,953	(25)

Short Futures Contracts
Euro-Bund	December 2020	(58)	(11,868)	(26)
Ultra Long U.S. Treasury Bond	December 2020	(33)	(7,320)	15
Euro-Buxl	December 2020	(27)	(7,049)	(84)
Euro-Bobl	December 2020	(30)	(4,754)	(6)
				(101)
				(126)

Forward Currency Contracts
	Contract					Unrealized	Unrealized
	Settlement		Contract Amount (000)			Appreciation	(Depreciation)
Counterparty	Date		Receive		Deliver	($000)	($000)
J.P. Morgan Securities LLC	10/20/20	RUB	1,339,149	USD	17,745	—	(549)
Bank of America, N.A.	10/16/20	MXN	316,826	USD	14,495	—	(194)
Morgan Stanley Capital Services LLC	10/16/20	JPY	917,990	USD	8,780	—	(75)
State Street Bank & Trust Co.	10/16/20	MXN	188,840	USD	8,459	65	—
Bank of America, N.A.	10/16/20	MXN	108,296	USD	4,840	48	—
State Street Bank & Trust Co.	10/16/20	USD	36,037	EUR	30,514	249	—
State Street Bank & Trust Co.	10/16/20	USD	29,755	MXN	626,281	1,486	—
HSBC Bank USA, N.A.	10/16/20	USD	12,523	ZAR	205,154	299	—
J.P. Morgan Securities LLC	10/20/20	USD	12,210	RUB	954,083	—	(41)
State Street Bank & Trust Co.	10/16/20	USD	12,048	EUR	10,320	—	(56)
Citigroup Global Markets Inc.	10/16/20	USD	10,946	EUR	9,380	—	(56)
Bank of America, N.A.	10/16/20	USD	7,325	MXN	162,202	4	—
State Street Bank & Trust Co.	10/16/20	USD	4,974	HUF	1,521,616	67	—
BNP Paribas	7/22/22	USD	6,183	JPY	622,050	219	—
BNP Paribas	7/22/22	USD	3,500	JPY	349,895	145	—
						2,582	(971)

EUR—euro.

HUF—Hungarian forint.

JPY—Japanese yen.

MXN—Mexican peso.

RUB—Russian ruble.

USD—U.S. dollar.

ZAR—South African rand.

19

Emerging Markets Bond Fund

Over-the-Counter Credit Default Swaps
						Remaining
				Periodic		Up-Front
				Premium		Premium
			Notional	Received		Paid	Unrealized	Unrealized
Reference	Termination		Amount	(Paid)[1]	Value	(Received)	Appreciation	(Depreciation)
Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)	($000)
Credit Protection Sold/Moody’s Rating
Republic of Chile/Aa3	12/22/25	BARC	9,100	1.000	142	168	—	(26)
Republic of Chile/Aa3	12/22/25	JPMC	13,650	1.000	214	200	14	—
Republic of Indonesia/Baa2	12/22/25	BOANA	23,100	1.000	(219)	6	—	(225)
					137	374	14	(251)

Credit Protection Purchased
Federative Republic of Brazil	12/22/25	MSCS	10,920	(1.000)	764	603	161	—
Republic of Colombia	12/22/25	GSI	865	(1.000)	20	15	5	—
Republic of Turkey	12/22/25	MSCS	4,280	(1.000)	804	796	8	—
					1,588	1,414	174	—
					1,725	1,788	188	(251)

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

1 Periodic premium received/paid quarterly.

BARC—Barclays Bank plc.

BNPSW—BNP Paribas.

BOANA—Bank of America, N.A.

GSI—Goldman Sachs International.

JPMC—JPMorgan Chase Bank, N.A.

MSCS—Morgan Stanley Capital Services LLC.

RBC—Royal Bank of Canada.

At September 30, 2020, the counterparties had deposited in segregated accounts securities with a value of $2,705,000 and cash of $2,540,000 in connection with open forward currency contracts and open over-the-counter swap contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Emerging Markets Bond Fund

Statement of Assets and Liabilities

As of September 30, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $920,076)	923,341
Affiliated Issuers (Cost $58,439)	58,448
Total Investments in Securities	981,789
Investment in Vanguard	36
Cash	625
Cash Collateral Pledged—Forward Currency Contracts and Over-the-Counter Swap Contracts	470
Receivables for Investment Securities Sold	5,785
Receivables for Accrued Income	10,534
Receivables for Capital Shares Issued	9,099
Swap Premiums Paid	1,788
Variation Margin Receivable—Futures Contracts	130
Unrealized Appreciation—Forward Currency Contracts	2,582
Unrealized Appreciation—Over-the-Counter Swap Contracts	188
Total Assets	1,013,026
Liabilities
Foreign Currency Due to Custodian, at Value	87
Payables for Investment Securities Purchased	24,310
Payables for Capital Shares Redeemed	3,629
Payables for Distributions	414
Payables to Vanguard	235
Variation Margin Payable—Futures Contracts	81
Unrealized Depreciation—Forward Currency Contracts	971
Unrealized Depreciation—Over-the-Counter Swap Contracts	251
Total Liabilities	29,978
Net Assets	983,048

21

Emerging Markets Bond Fund

Statement of Assets and Liabilities (continued)

At September 30, 2020, net assets consisted of:

($000s, except shares and per-share amounts)	Amount
Paid-in Capital	963,110
Total Distributable Earnings (Loss)	19,938
Net Assets	983,048

Investor Shares—Net Assets
Applicable to 11,033,260 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	129,466
Net Asset Value Per Share—Investor Shares	$11.73

Admiral Shares—Net Assets
Applicable to 31,265,292 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	853,582
Net Asset Value Per Share—Admiral Shares	$27.30

See accompanying Notes, which are an integral part of the Financial Statements.

22

Emerging Markets Bond Fund

Statement of Operations

Year Ended
September 30, 2020
($000)
Investment Income
Income
Interest[1]	28,677
Total Income	28,677
Expenses
The Vanguard Group—Note B
Investment Advisory Services	67
Management and Administrative—Investor Shares	435
Management and Administrative—Admiral Shares	2,058
Marketing and Distribution—Investor Shares	13
Marketing and Distribution—Admiral Shares	36
Custodian Fees	47
Auditing Fees	43
Shareholders’ Reports—Investor Shares	6
Shareholders’ Reports—Admiral Shares	8
Total Expenses	2,713
Net Investment Income	25,964
Realized Net Gain (Loss)
Investment Securities Sold[1]	14,388
Futures Contracts	1,077
Options Purchased	(40)
Swap Contracts	3,868
Forward Currency Contracts	(4,589)
Foreign Currencies	368
Realized Net Gain (Loss)	15,072
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	2,516
Futures Contracts	(156)
Options Purchased	(407)
Swap Contracts	(74)
Forward Currency Contracts	1,073
Foreign Currencies	8
Change in Unrealized Appreciation (Depreciation)	2,960
Net Increase (Decrease) in Net Assets Resulting from Operations	43,996

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $305,000, $10,000, and $9,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Emerging Markets Bond Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	25,964	8,716
Realized Net Gain (Loss)	15,072	9,629
Change in Unrealized Appreciation (Depreciation)	2,960	2,398
Net Increase (Decrease) in Net Assets Resulting from Operations	43,996	20,743
Distributions[1]
Investor Shares	(4,486)	(1,920)
Admiral Shares	(26,098)	(6,932)
Total Distributions	(30,584)	(8,852)
Capital Share Transactions
Investor Shares	62,448	36,597
Admiral Shares	537,078	220,764
Net Increase (Decrease) from Capital Share Transactions	599,526	257,361
Total Increase (Decrease)	612,938	269,252
Net Assets
Beginning of Period	370,110	100,858
End of Period	983,048	370,110

1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Emerging Markets Bond Fund

Financial Highlights

Investor Shares
					March 10,
					2016[1] to
For a Share Outstanding		Year Ended September 30,			Sept. 30,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.19	$10.36	$10.76	$11.07	$10.00
Investment Operations
Net Investment Income	.495[2]	.524[2]	.443[2]	.504[2]	.286
Net Realized and Unrealized Gain (Loss) on Investments	.655	.826	(.193)	.184	1.050
Total from Investment Operations	1.150	1.350	.250	.688	1.336
Distributions
Dividends from Net Investment Income	(.400)	(.520)	(.439)	(.514)	(.266)
Distributions from Realized Capital Gains	(.210)	—	(.211)	(.484)	—
Total Distributions	(.610)	(.520)	(.650)	(.998)	(.266)
Net Asset Value, End of Period	$11.73	$11.19	$10.36	$10.76	$11.07

Total Return[3]	10.67%	13.40%	2.39%	7.01%	13.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$129	$64	$25	$12	$11
Ratio of Total Expenses to Average Net Assets	0.60%	0.60%	0.60%	0.60%	0.60%[4]
Ratio of Net Investment Income to Average Net Assets	4.40%	4.73%	4.29%	4.79%	4.85%[4]
Portfolio Turnover Rate	266%	272%	350%	261%	153%

1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Emerging Markets Bond Fund

Financial Highlights

Admiral Shares
			Dec. 6,
	Year Ended		2017[1] to
	September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2020	2019	2018
Net Asset Value, Beginning of Period	$26.03	$24.11	$24.80
Investment Operations
Net Investment Income[2]	1.192	1.228	.875
Net Realized and Unrealized Gain (Loss) on Investments	1.535	1.940	(.659)
Total from Investment Operations	2.727	3.168	.216
Distributions
Dividends from Net Investment Income	(.969)	(1.248)	(.906)
Distributions from Realized Capital Gains	(.488)	—	—
Total Distributions	(1.457)	(1.248)	(.906)
Net Asset Value, End of Period	$27.30	$26.03	$24.11

Total Return[3]	10.89%	13.53%	0.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$854	$306	$76
Ratio of Total Expenses to Average Net Assets	0.45%	0.45%	0.45%[4]
Ratio of Net Investment Income to Average Net Assets	4.54%	4.88%	4.44%[4]
Portfolio Turnover Rate	266%	272%	350%

1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

26

Emerging Markets Bond Fund

Notes to Financial Statements

Vanguard Emerging Markets Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated

27

Emerging Markets Bond Fund

clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended September 30, 2020, the fund’s average investments in long and short futures contracts represented 3% and 6% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.

During the year ended September 30, 2020, the fund’s average investment in forward currency contracts represented 22% of net assets, based on the average of notional amounts at each quarter-end during the period.

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Emerging Markets Bond Fund

5. Options: The fund invests in options on foreign currency, which are transacted over-the-counter (OTC) and not on an exchange. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into options with a diverse group of prequalified counterparties and monitoring their financial strength. The primary risk associated with purchasing options on foreign currency is that the value of the underlying foreign currencies may move in such a way that the option is out-of-the-money (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options on foreign currency is that the value of the underlying foreign currencies may move in such a way that the option is in-the-money (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Options on foreign currency are valued daily based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended September 30, 2020, the fund’s average value of investments in options purchased and options written represented less than 1% and 0% of net assets, respectively, based on the average market values at each quarter-end during the period.

6. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

29

Emerging Markets Bond Fund

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

During the year ended September 30, 2020, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 7% and 5% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period.

7. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

8. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

30

Emerging Markets Bond Fund

9. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended September 30, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

10. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

31

Emerging Markets Bond Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2020, the fund had contributed to Vanguard capital in the amount of $36,000, representing less than 0.01% of the fund’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.   Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund’s investments and derivatives as of September 30, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
U.S. Government and Agency Obligations	—	17,818	—	17,818
Corporate Bonds	—	33,824	—	33,824
Sovereign Bonds	—	870,704	—	870,704
Temporary Cash Investments	58,448	—	—	58,448
Options Purchased	—	995	—	995
Total	58,448	923,341	—	981,789
Derivative Financial Instruments
Assets
Futures Contracts[1]	130	—	—	130
Forward Currency Contracts	—	2,582	—	2,582
Swap Contracts	—	188	—	188
Total	130	2,770	—	2,900
Liabilities
Futures Contracts[1]	81	—	—	81
Forward Currency Contracts	—	971	—	971
Swap Contracts	—	251	—	251
Total	81	1,222	—	1,303

1 Represents variation margin on the last day of the reporting period.

32

Emerging Markets Bond Fund

D. At September 30, 2020, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

		Foreign
	Interest Rate	Exchange	Credit
	Contracts	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)	($000)
Options Purchased	—	995	—	995
Swap Premiums Paid	—	—	1,788	1,788
Variation Margin Receivable—Futures Contracts	130	—	—	130
Unrealized Appreciation—Forward Currency Contracts	—	2,582	—	2,582
Unrealized Appreciation—Over-the-Counter Swap Contracts	—	—	188	188
Total Assets	130	3,577	1,976	5,683

Variation Margin Payable—Futures Contracts	81	—	—	81
Unrealized Depreciation—Forward Currency Contracts	—	971	—	971
Unrealized Depreciation—Over-the-Counter Swap Contracts	—	—	251	251
Total Liabilities	81	971	251	1,303

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2020, were:

		Foreign
	Interest Rate	Exchange	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	1,077	—	—	1,077
Options Purchased	—	(40)	—	(40)
Swap Contracts	—	—	3,868	3,868
Forward Currency Contracts	—	(4,589)	—	(4,589)
Realized Net Gain (Loss) on Derivatives	1,077	(4,629)	3,868	316

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(156)	—	—	(156)
Options Purchased	—	(407)	—	(407)
Swap Contracts	—	—	(74)	(74)
Forward Currency Contracts	—	1,073	—	1,073
Change in Unrealized Appreciation (Depreciation) on Derivatives	(156)	666	(74)	436

33

Emerging Markets Bond Fund

E. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, distributions in connection with fund share redemptions, and swap agreements were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	2,773
Total Distributable Earnings (Loss)	(2,773)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the inclusion of payables for distributions; and the recognition of gain or loss from foreign currency hedges. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	17,909
Undistributed Long-Term Gains	237
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	2,206

The tax character of distributions paid was as follows:

	Year Ended September 30,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	29,886	8,852
Long-Term Capital Gains	698	—
Total	30,584	8,852

* Includes short-term capital gains, if any.

34

Emerging Markets Bond Fund

As of September 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	980,313
Gross Unrealized Appreciation	22,147
Gross Unrealized Depreciation	(19,941)
Net Unrealized Appreciation (Depreciation)	2,206

F. During the year ended September 30, 2020, the fund purchased $1,809,985,000 of investment securities and sold $1,344,395,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $49,541,000 and $37,214,000, respectively. Total purchases and sales include $1,690,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

	Year Ended September 30,
		2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	131,566	11,514	63,399	5,855
Issued in Lieu of Cash Distributions	3,762	336	1,586	147
Redeemed	(72,880)	(6,554)	(28,388)	(2,633)
Net Increase (Decrease)—Investor Shares	62,448	5,296	36,597	3,369
Admiral Shares
Issued	788,716	29,735	287,665	11,301
Issued in Lieu of Cash Distributions	20,639	790	4,933	195
Redeemed	(272,277)	(11,014)	(71,834)	(2,908)
Net Increase (Decrease)—Admiral Shares	537,078	19,511	220,764	8,588

At September 30, 2020, one shareholder was the record or beneficial owner of 31% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

H. Management has determined that no events or transactions occurred subsequent to September 30, 2020, that would require recognition or disclosure in these financial statements.

35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Malvern Funds and Shareholders of Vanguard Emerging Markets Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Emerging Markets Bond Fund (one of the funds constituting Vanguard Malvern Funds, referred to hereafter as the “Fund”) as of September 30, 2020, the related statement of operations for the year ended September 30, 2020, the statement of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 17, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

36

Special 2020 tax information (unaudited) for Vanguard Emerging Markets Bond Fund

This information for the fiscal year ended September 30, 2020, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $772,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

37

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork- Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

John Galloway

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. Q14310 112020

Annual Report | September 30, 2020 Vanguard Institutional Bond Funds

Vanguard Institutional Short-Term Bond Fund

Vanguard Institutional Intermediate-Term Bond Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Your Fund’s Performance at a Glance	1

About Your Fund’s Expenses	2

Institutional Short-Term Bond Fund	4

Institutional Intermediate-Term Bond Fund	43

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance

•  For the 12 months ended September 30, 2020, Vanguard Institutional Short-Term Bond Fund returned 4.10%, outperforming its benchmark, the Bloomberg Barclays U.S. Government/Credit 1–3 Year Ex Baa Index, which returned 3.74%. Vanguard Institutional Intermediate-Term Bond Fund returned 6.02%; its benchmark, the Bloomberg Barclays U.S. Intermediate Aggregate Ex Baa Index, returned 5.56%.

•  The funds were conservatively positioned going into 2020 as valuations seemed stretched. That allowed their portfolio managers to add high-quality bonds when the market initially cheapened and then to selectively add exposure to some of the hardest- hit segments when their valuation became compelling.

•  The primary driver of outperformance for both funds was an underweighting of U.S. Treasuries as they underperformed credit sectors. Exposure to emerging markets helped the funds, as did exposure to corporate bonds to a lesser extent.

•  The funds’ potential annual rates of income, as measured by their 30-day SEC yields, declined along with bond yields. The Short-Term Fund’s yield fell 109 basis points to 1.24%, and the Intermediate-Term Fund’s yield fell 112 basis points to 1.19%. (A basis point is one-hundredth of a percentage point.)

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.01%	12.38%	14.09%
Russell 2000 Index (Small-caps)	0.39	1.77	8.00
Russell 3000 Index (Broad U.S. market)	15.00	11.65	13.69
FTSE All-World ex US Index (International)	3.55	1.50	6.49

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	6.98%	5.24%	4.18%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	4.09	4.28	3.84
FTSE Three-Month U.S. Treasury Bill Index	1.02	1.65	1.15

CPI
Consumer Price Index	1.37%	1.79%	1.81%

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•  Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•  Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2020
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2020	9/30/2020	Period
Based on Actual Fund Return
Institutional Short-Term Bond Fund	$1,000.00	$1,034.39	$0.10
Institutional Intermediate-Term Bond Fund	$1,000.00	$1,029.05	$0.10
Based on Hypothetical 5% Yearly Return
Institutional Short-Term Bond Fund	$1,000.00	$1,024.90	$0.10
Institutional Intermediate-Term Bond Fund	$1,000.00	$1,024.90	$0.10

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: 0.02% for the Institutional Short-Term Bond Fund and 0.02% for the Institutional Intermediate-Term Bond Fund. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

Institutional Short-Term Bond Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2010, Through September 30, 2020

Initial Investment of $10,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2020
				Final Value
	One	Five	Ten	of a $10,000,000
	Year	Years	Years	Investment
Institutional Short-Term Bond Fund Institutional Plus Shares	4.10%	2.47%	1.89%	$12,056,057
Bloomberg Barclays U.S. Government/Credit 1–3 Year ex Baa Index	3.74	1.98	1.47	11,567,751
Bloomberg Barclays U.S. Aggregate Float Adjusted Index	7.14	4.26	3.67	14,341,817

The fund is the successor to VFTC Short-Term Bond Trust (the predecessor trust), a collective trust managed by Vanguard Fiduciary Trust Company, an affiliate of The Vanguard Group, Inc. The predecessor trust transferred its assets to the fund in connection with the fund’s commencement of operations on or about June 19, 2015. The performance of the fund’s Institutional Plus Shares includes the performance of the predecessor trust prior to the commencement of the fund’s operations. The performance of the predecessor trust has not been adjusted to reflect the expenses of the fund’s Institutional Plus Shares. If the performance of the predecessor trust was adjusted to reflect the expenses of the fund’s Institutional Plus Shares, the predecessor trust’s performance would have been lower. The fund is managed with the same investment objective, strategies, policies, and risks as the predecessor trust. The predecessor trust was not an investment company registered under the Investment Company Act of 1940. If the predecessor trust had been an investment company, its performance may have been different.

See Financial Highlights for dividend and capital gains information.

Institutional Short-Term Bond Fund

Fund Allocation

As of September 30, 2020

Asset-Backed/Commercial Mortgage-Backed Securities	48.4%
Corporate Bonds	31.6
Sovereign Bonds	8.8
Taxable Municipal Bonds	1.0
U.S. Government and Agency Obligations	10.2

The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Institutional Short-Term Bond Fund

Financial Statements

Schedule of Investments

As of September 30, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (10.0%)
U.S. Government Securities (5.8%)
	United States Treasury Note/Bond	1.750%	7/15/22	35,000	36,006
	United States Treasury Note/Bond	0.125%	7/31/22	25,500	25,496
	United States Treasury Note/Bond	1.500%	1/15/23	15,000	15,464
[1]	United States Treasury Note/Bond	0.125%	5/15/23	69,000	68,957
[2]	United States Treasury Note/Bond	0.250%	6/15/23	145,600	145,988
[1,2]	United States Treasury Note/Bond	0.125%	7/15/23	150,000	149,859
[2]	United States Treasury Note/Bond	0.500%	4/30/27	26,000	26,118
[1,2]	United States Treasury Note/Bond	0.625%	5/15/30	7,000	6,975
					474,863
Conventional Mortgage-Backed Securities (1.9%)
[3,4]	Freddie Mac Gold Pool	6.000%	4/1/28	5	6
¤,3,4	UMBS Pool	2.000%	9/1/50–11/1/50	156,000	161,069
					161,075
Nonconventional Mortgage-Backed Securities (2.3%)
[3,4]	Fannie Mae REMICS	1.500%	12/25/41–11/25/42	21,728	22,105
[3,4]	Fannie Mae REMICS	1.650%	12/25/42	7,643	7,795
[3,4]	Fannie Mae REMICS	1.750%	6/25/41–4/25/44	11,566	11,693
[3,4]	Fannie Mae REMICS	2.000%	12/25/44	4,274	4,329
[3,4]	Fannie Mae REMICS	2.100%	4/25/43	3,196	3,253
[3,4]	Fannie Mae REMICS	2.125%	10/25/42	3,417	3,465
[3,4]	Fannie Mae REMICS	2.250%	7/25/43–6/25/44	9,295	9,594
[3,4]	Fannie Mae REMICS	2.500%	9/25/46	4,382	4,575
[3,4]	Fannie Mae REMICS	3.000%	9/25/49	10,234	10,556
[3,4]	Fannie Mae REMICS	3.500%	12/25/45	2,919	3,214
[3,4]	Freddie Mac REMICS	1.500%	10/15/42	16,138	16,368
[3,4]	Freddie Mac REMICS	2.000%	7/15/42	3,636	3,748
[3,4]	Freddie Mac REMICS	2.250%	4/15/43–9/25/49	17,506	18,082
[3,4]	Freddie Mac REMICS	2.500%	10/25/49–12/25/49	4,952	5,221
[3,4]	Freddie Mac REMICS	2.750%	1/15/46–10/25/49	5,036	5,300
[3,4]	Freddie Mac REMICS	3.000%	10/25/48	6,095	6,467
[3]	Ginnie Mae REMICS	1.500%	10/20/45	34,182	34,489
[3]	Ginnie Mae REMICS	2.500%	11/20/47–9/20/49	8,712	9,257
[3]	Ginnie Mae REMICS	2.750%	9/20/45–5/20/46	8,065	8,239
[3]	Ginnie Mae REMICS	3.000%	3/20/41–12/20/47	2,176	2,264
					190,014
Total U.S. Government and Agency Obligations (Cost $816,254)					825,952

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Asset-Backed/Commercial Mortgage-Backed Securities (47.4%)
[3]	Ally Auto Receivables Trust 2017-5	2.220%	10/17/22	7,700	7,780
[3]	Ally Auto Receivables Trust 2018-1	2.530%	2/15/23	1,490	1,516
[3]	Ally Auto Receivables Trust 2019-1	3.020%	4/15/24	5,520	5,804
[3]	Ally Auto Receivables Trust 2019-3	1.930%	5/15/24	11,670	11,907
[3]	Ally Auto Receivables Trust 2019-4	1.920%	1/15/25	1,890	1,959
[3]	Ally Master Owner Trust Series 2018-2	3.290%	5/15/23	29,540	30,086
[3]	Ally Master Owner Trust Series 2018-2	3.300%	7/17/23	26,580	27,173
[3]	AmeriCredit Automobile Receivables Trust 2019-1	2.970%	11/20/23	8,800	8,970
[3]	AmeriCredit Automobile Receivables Trust 2020-2	0.660%	12/18/24	5,580	5,599
[3,5]	ARI Fleet Lease Trust 2020-A	1.800%	8/15/28	2,800	2,876
[3,5]	Aventura Mall Trust 2018-AVM	4.249%	7/5/40	740	788
[3,5]	Avis Budget Rental Car Funding AESOP LLC 2017-1A	3.070%	9/20/23	5,215	5,370
[3,5]	Avis Budget Rental Car Funding AESOP LLC 2019-1A	3.450%	3/20/23	7,620	7,814
[3]	Banc of America Commercial Mortgage Trust 2015-UBS7	3.429%	9/15/48	290	309
[3]	Banc of America Commercial Mortgage Trust 2017-BNK3	3.574%	2/15/50	160	181
[3]	BANK 2017 - BNK6	3.254%	7/15/60	440	492
[3]	BANK 2017 - BNK6	3.518%	7/15/60	420	478
[3]	BANK 2017 - BNK6	3.741%	7/15/60	30	33
[3]	BANK 2017 - BNK7	3.435%	9/15/60	280	317
[3]	BANK 2017 - BNK8	3.488%	11/15/50	1,120	1,272
[3]	BANK 2018 - BN10	3.641%	2/15/61	380	427
[3]	BANK 2018 - BN12	4.255%	5/15/61	250	296
[3]	BANK 2018 - BN14	4.185%	9/15/60	445	512
[3]	BANK 2018 - BN14	4.231%	9/15/60	250	297
[3]	BANK 2019 - BN17	3.623%	4/15/52	181	206
[3]	BANK 2019 - BN17	3.714%	4/15/52	576	670
[3]	BANK 2019 - BN19	3.183%	8/15/61	470	531
[3]	BANK 2019 - BN20	3.011%	9/15/62	100	112
[3]	BANK 2020 - BN28	1.725%	3/15/63	1,000	1,027
[3]	Benchmark 2018-B1 Mortgage Trust	3.602%	1/15/51	110	122
[3]	Benchmark 2018-B1 Mortgage Trust	3.878%	1/15/51	60	68
[3]	Benchmark 2019-B10 Mortgage Trust	3.615%	3/15/62	194	220
[3]	Benchmark 2020-B19 Mortgage Trust	1.745%	9/15/53	1,000	1,028
[3]	BMW Vehicle Owner Trust 2018-A	1.920%	1/25/24	23,060	23,482
[3]	BMW Vehicle Owner Trust 2018-A	2.510%	6/25/24	11,280	11,489
[3]	BMW Vehicle Owner Trust 2020-A	0.480%	10/25/24	29,030	29,104
[3]	BMW Vehicle Owner Trust 2020-A	0.620%	4/26/27	4,550	4,575
[3,6]	Brazos Higher Education Authority Inc. Series 2005-3, 3M USD LIBOR + 0.200%	0.425%	6/25/26	1,046	1,041
[3,6]	Brazos Higher Education Authority Inc. Series 2011-1, 3M USD LIBOR + 0.800%	1.050%	2/25/30	1,687	1,689
[3,5]	Canadian Pacer Auto Receivables Trust A Series 2018	3.220%	9/19/22	4,920	4,981
[3,5]	Canadian Pacer Auto Receivables Trust A Series 2018	3.270%	12/19/22	12,014	12,102
[3,5]	Canadian Pacer Auto Receivables Trust A Series 2018	3.440%	8/21/23	6,380	6,581

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[3,5]	Canadian Pacer Auto Receivables Trust A Series 2019	2.960%	6/19/24	1,900	1,974
[3,5]	Canadian Pacer Auto Receivables Trust A Series 2020	1.830%	7/19/24	10,040	10,222
[3,5]	Canadian Pacer Auto Receivables Trust A Series 2020	1.890%	3/19/25	2,150	2,183
[3]	Capital One Auto Receivables Trust 2019-1	2.510%	11/15/23	33,410	34,163
[3]	Capital One Auto Receivables Trust 2019-1	2.560%	10/15/24	5,380	5,627
[3]	Capital One Auto Receivables Trust 2019-2	1.920%	5/15/24	27,130	27,710
[3]	Capital One Auto Receivables Trust 2020-1	1.600%	11/15/24	24,280	24,793
[3]	Capital One Auto Receivables Trust 2020-1	1.630%	8/15/25	4,340	4,475
[3]	Capital One Multi-Asset Execution Trust 2019-A1	2.840%	12/15/24	37,760	39,089
[3]	CarMax Auto Owner Trust 2017-3	2.220%	11/15/22	13,510	13,697
[3]	CarMax Auto Owner Trust 2017-4	2.330%	5/15/23	4,040	4,118
[3]	CarMax Auto Owner Trust 2018-1	2.640%	6/15/23	11,600	11,927
[3]	CarMax Auto Owner Trust 2018-3	3.130%	6/15/23	3,810	3,881
[3]	CarMax Auto Owner Trust 2018-3	3.270%	3/15/24	14,840	15,562
[3]	CarMax Auto Owner Trust 2018-4	3.360%	9/15/23	14,160	14,519
[3]	CarMax Auto Owner Trust 2018-4	3.480%	2/15/24	5,320	5,657
[3]	CarMax Auto Owner Trust 2019-3	2.180%	8/15/24	29,590	30,405
[3]	CarMax Auto Owner Trust 2019-3	2.300%	4/15/25	5,400	5,666
[3]	CarMax Auto Owner Trust 2019-4	2.020%	11/15/24	16,090	16,575
[3]	CarMax Auto Owner Trust 2019-4	2.130%	7/15/25	3,830	4,016
[3]	CarMax Auto Owner Trust 2020-1	2.030%	6/16/25	5,620	5,887
[3]	CarMax Auto Owner Trust 2020-3	0.620%	3/17/25	43,100	43,313
[3]	CarMax Auto Owner Trust 2020-3	0.770%	3/16/26	4,900	4,949
[3]	CD 2016-CD1 Commercial Mortgage Trust	2.724%	8/10/49	540	583
[3]	CD 2017-CD6 Commercial Mortgage Trust	3.456%	11/13/50	1,130	1,279
[3]	CenterPoint Energy Transition Bond Co. IV LLC 2012-1	2.161%	10/15/21	64	64
[3,5]	CFCRE Commercial Mortgage Trust 2011-C2	5.931%	12/15/47	2,072	2,144
[3]	CFCRE Commercial Mortgage Trust 2016-C4	3.283%	5/10/58	472	513
[3,5]	Chesapeake Funding II LLC 2018-1	3.040%	4/15/30	9,873	10,023
[3,5]	Chesapeake Funding II LLC 2019-1	2.940%	4/15/31	5,728	5,868
[3,5]	Chesapeake Funding II LLC 2019-2	1.950%	9/15/31	9,124	9,274
[3,5]	Chesapeake Funding II LLC 2020-1	0.870%	8/16/32	17,617	17,666
[3,5]	Citigroup Commercial Mortgage Trust 2012-GC8	3.683%	9/10/45	450	464
[3]	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	952	995
[3]	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	169	176
[3]	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	3,415	3,717
[3]	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	756	822
[3]	Citigroup Commercial Mortgage Trust 2014-GC23	3.863%	7/10/47	255	276
[3]	Citigroup Commercial Mortgage Trust 2014-GC25	3.372%	10/10/47	591	638
[3]	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	2,250	2,457

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[3]	Citigroup Commercial Mortgage Trust 2015-GC27	3.137%	2/10/48	50	54
[3]	Citigroup Commercial Mortgage Trust 2015-GC31	3.762%	6/10/48	950	1,061
[3]	Citigroup Commercial Mortgage Trust 2017-C4	3.471%	10/12/50	520	590
[3]	Citigroup Commercial Mortgage Trust 2017-P8	3.465%	9/15/50	1,085	1,230
[3]	Citigroup Commercial Mortgage Trust 2018-C5	4.228%	6/10/51	230	272
[3]	CNH Equipment Trust 2020-A	1.160%	6/16/25	8,220	8,334
[3]	CNH Equipment Trust 2020-A	1.510%	4/15/27	2,310	2,379
[3]	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	363	374
[3]	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	901	930
[3,5]	COMM 2012-CCRE3 Mortgage Trust	3.416%	10/15/45	340	348
[3]	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	547	558
[3]	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	291	302
[3]	COMM 2013-CCRE11 Mortgage Trust	3.983%	8/10/50	924	998
[3]	COMM 2013-CCRE11 Mortgage Trust	4.258%	8/10/50	813	889
[3]	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	800	870
[3]	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/46	837	916
[3]	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	20	21
[3]	COMM 2013-CCRE9 Mortgage Trust	4.362%	7/10/45	800	868
[3,5]	COMM 2013-CCRE9 Mortgage Trust	4.385%	7/10/45	3,169	3,348
[3]	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	150	161
[3]	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	790	822
[3,5]	COMM 2013-SFS Mortgage Trust	3.086%	4/12/35	1,228	1,209
[3]	COMM 2014-CCRE14 Mortgage Trust	3.955%	2/10/47	20	22
[3]	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	505	556
[3]	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	30	33
[3]	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	500	549
[3]	COMM 2014-CCRE17 Mortgage Trust	4.174%	5/10/47	350	380
[3]	COMM 2014-CCRE20 Mortgage Trust	3.326%	11/10/47	80	86
[3]	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	1,500	1,659
[3]	COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	855	933
[3]	COMM 2015-CCRE27 Mortgage Trust	3.612%	10/10/48	487	543
[3]	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	44	48
[3]	CSAIL 2015-C4 Commercial Mortgage Trust	3.808%	11/15/48	1,250	1,398
[3]	CSAIL 2016-C7 Commercial Mortgage Trust	3.502%	11/15/49	900	1,002
[3]	CSAIL 2017-C8 Commercial Mortgage Trust	3.392%	6/15/50	520	584
[3,5]	Daimler Trucks Retail Trust 2019-1	2.790%	5/15/25	3,980	4,102
[3]	DBJPM 17-C6 Mortgage Trust	3.328%	6/10/50	740	833
[3,5,6]	DELAM 2018-1, 1M USD LIBOR + 0.700%	0.856%	11/19/25	16,440	16,439
§,3,5	Dell Equipment Finance Trust 2020-2	0.470%	10/24/22	22,750	22,747
§,3,5	Dell Equipment Finance Trust 2020-2	0.570%	10/23/23	19,650	19,649
[3]	Discover Card Execution Note Trust 2018-A5	3.320%	3/15/24	22,440	23,101
[3]	Discover Card Execution Note Trust 2019-A1	3.040%	7/15/24	31,810	32,960
[3,5]	DLL Securitization Trust Series 2018-1	3.100%	4/18/22	3,863	3,886
[3,5]	DLL Securitization Trust Series 2018-A3	3.460%	1/20/22	7,902	7,972
[3,5]	DLL Securitization Trust Series 2018-A4	3.590%	6/20/24	11,100	11,391
[3,5]	DLL Securitization Trust Series 2019-DA1	2.890%	4/20/23	6,970	7,088
[3,5]	DLL Securitization Trust Series 2019-DA1	2.920%	4/20/27	10,190	10,657
[3,5]	DLL Securitization Trust Series 2019-MA2	2.340%	9/20/23	21,160	21,622
[3,5]	DLL Securitization Trust Series 2019-MT3	2.080%	2/21/23	14,100	14,358

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[3,5]	DLL Securitization Trust Series 2019-MT3	2.150%	9/21/26	8,000	8,243
[3]	Drive Auto Receivables Trust 2020-1	2.020%	11/15/23	5,790	5,866
[3]	Drive Auto Receivables Trust 2020-2	0.830%	5/15/24	5,980	6,011
[3,5,6]	Edsouth Indenture No 9 LLC 2015-1, 1M USD LIBOR + 0.800%	0.948%	10/25/56	454	448
[3,5]	Enterprise Fleet Financing LLC Series 2019-1	2.980%	10/20/24	2,743	2,788
[3,5]	Enterprise Fleet Financing LLC Series 2019-1	3.070%	10/20/24	6,160	6,447
[3,5]	Enterprise Fleet Financing LLC Series 2019-3	2.060%	5/20/25	8,478	8,613
[3,5]	Enterprise Fleet Financing LLC Series 2020-1	1.780%	12/22/25	29,760	30,211
[3,5]	Enterprise Fleet Financing LLC Series 2020-1	1.860%	12/22/25	4,500	4,619
[3,5]	Enterprise Fleet Financing LLC Series 2020-1	0.610%	7/20/26	17,970	17,967
[3,4]	Fannie Mae Grantor Trust 2017-T1	2.898%	6/25/27	12,980	14,359
[3]	Fifth Third Auto Trust 2017-1	2.030%	7/15/24	13,390	13,479
[3,5]	Flagship Credit Auto Trust 2020-1	1.490%	7/15/24	6,139	6,196
[3,5]	Fontainebleau Miami Beach Trust 2019-FBLU	3.144%	12/10/36	650	664
[3]	Ford Credit Auto Lease Trust 2020-A	1.850%	3/15/23	14,850	15,101
[3]	Ford Credit Auto Lease Trust 2020-B	0.620%	8/15/23	45,240	45,441
[3]	Ford Credit Auto Lease Trust 2020-B	0.690%	10/15/23	7,380	7,405
[3,5]	Ford Credit Auto Owner Trust 2017-1	2.620%	8/15/28	56,550	58,276
[3,5]	Ford Credit Auto Owner Trust 2017-2	2.360%	3/15/29	24,640	25,527
[3]	Ford Credit Auto Owner Trust 2018-B	3.240%	4/15/23	9,465	9,631
[3]	Ford Credit Auto Owner Trust 2018-B	3.380%	3/15/24	14,050	14,805
[3,5]	Ford Credit Auto Owner Trust 2018-REV2	3.470%	1/15/30	23,465	25,302
[3]	Ford Credit Auto Owner Trust 2019-A	2.780%	9/15/23	34,570	35,378
[3]	Ford Credit Auto Owner Trust 2019-A	2.850%	8/15/24	18,140	19,153
[3,5]	Ford Credit Auto Owner Trust 2020-1	2.040%	8/15/31	3,580	3,750
[3]	Ford Credit Auto Owner Trust 2020-A	1.040%	8/15/24	9,260	9,374
[3]	Ford Credit Auto Owner Trust 2020-A	1.350%	7/15/25	2,660	2,726
[3]	Ford Credit Auto Owner Trust 2020-B	0.560%	10/15/24	48,800	49,039
[3]	Ford Credit Auto Owner Trust 2020-B	0.790%	11/15/25	27,200	27,512
[3]	Ford Credit Floorplan Master Owner Trust 2019-A	2.440%	9/15/26	250	266
[3]	Ford Credit Floorplan Master Owner Trust A 2019-3	2.230%	9/15/24	35,340	36,543
[3]	Ford Credit Floorplan Master Owner Trust A Series 2018-1	2.950%	5/15/23	40,300	40,960
[3]	Ford Credit Floorplan Master Owner Trust A Series 2018-3	3.520%	10/15/23	74,860	77,258
[3]	Ford Credit Floorplan Master Owner Trust A Series 2019-1	2.840%	3/15/24	11,480	11,869
[3]	Ford Credit Floorplan Master Owner Trust A Series 2020-1	0.700%	9/15/25	51,140	51,247
[3]	Ford Credit Floorplan Master Owner Trust A Series 2020-2	1.060%	9/15/27	22,350	22,395
[3]	GM Financial Automobile Leasing Trust 2019-3	2.030%	6/20/22	22,230	22,484
[3]	GM Financial Automobile Leasing Trust 2020-1	1.670%	12/20/22	17,230	17,477
[3]	GM Financial Automobile Leasing Trust 2020-1	1.700%	12/20/23	3,060	3,125
[3]	GM Financial Automobile Leasing Trust 2020-2	0.800%	7/20/23	13,940	14,051
[3]	GM Financial Automobile Leasing Trust 2020-2	1.010%	7/22/24	1,850	1,873
[3,5]	GM Financial Consumer Automobile 2017-3	2.130%	3/16/23	7,860	7,957
[3]	GM Financial Consumer Automobile 2018-2	3.020%	12/18/23	5,945	6,150
[3]	GM Financial Consumer Automobile 2018-3	3.160%	1/16/24	9,990	10,451
[3]	GM Financial Consumer Automobile 2018-4	3.210%	10/16/23	4,427	4,529
[3]	GM Financial Consumer Automobile 2018-4	3.320%	6/17/24	20,490	21,590

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[3]	GM Financial Consumer Automobile 2019-1	3.110%	7/16/24	14,060	14,795
[3]	GM Financial Consumer Automobile 2019-2	2.650%	2/16/24	22,660	23,113
[3]	GM Financial Consumer Automobile 2019-2	2.710%	8/16/24	6,850	7,173
[3]	GM Financial Consumer Automobile 2019-3	2.180%	4/16/24	25,100	25,651
[3]	GM Financial Consumer Automobile 2019-4	1.750%	7/16/24	26,310	26,800
[3]	GM Financial Consumer Automobile 2019-4	1.760%	1/16/25	3,810	3,929
[3]	GM Financial Consumer Automobile 2020-1	1.840%	9/16/24	15,880	16,231
[3]	GM Financial Consumer Automobile 2020-3	0.580%	1/16/26	13,500	13,569
[3]	GM Financial Leasing Trust	0.450%	8/21/23	19,750	19,733
[3]	GM Financial Leasing Trust	0.510%	10/21/24	5,380	5,379
[3,5]	GMF Floorplan Owner Revolving Trust	0.680%	8/15/25	9,540	9,541
[3,5]	GMF Floorplan Owner Revolving Trust 2019-1	2.700%	4/15/24	16,600	17,169
[3,5]	GMF Floorplan Owner Revolving Trust 2019-2	2.900%	4/15/26	18,400	19,762
[3,5]	Golden Credit Card Trust 2018-4A	3.440%	8/15/25	30,290	32,514
[3,5,6]	Gosforth Funding 2018-1A plc, 3M USD LIBOR + 0.450%	0.700%	8/25/60	9,028	9,024
[3,5]	GreatAmerica Leasing Receivables Funding LLC Series 2018-1	2.830%	6/17/24	2,580	2,623
[3,5]	GreatAmerica Leasing Receivables Funding LLC Series 2019-1	3.210%	2/18/25	4,630	4,863
[3,5]	GreatAmerica Leasing Receivables Funding LLC Series 2020-1	1.760%	8/15/23	26,738	27,328
[3,5]	GreatAmerica Leasing Receivables Funding LLC Series 2020-1	1.850%	2/16/26	5,800	6,009
[3,5]	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	217	224
[3]	GS Mortgage Securities Trust 2013-GC13	4.187%	7/10/46	1,338	1,440
[3]	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	1,176	1,235
[3]	GS Mortgage Securities Trust 2013-GCJ14	3.955%	8/10/46	60	63
[3]	GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	110	121
[3]	GS Mortgage Securities Trust 2014-GC24	4.162%	9/10/47	60	65
[3]	GS Mortgage Securities Trust 2014-GC26	3.364%	11/10/47	620	664
[3]	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	1,180	1,289
[3]	GS Mortgage Securities Trust 2015-GC30	3.382%	5/10/50	5	5
[3]	GS Mortgage Securities Trust 2015-GC34	3.506%	10/10/48	770	852
[3]	GS Mortgage Securities Trust 2016-GS3	2.850%	10/10/49	580	629
[3]	GS Mortgage Securities Trust 2018-GS10	4.155%	7/10/51	250	296
[3]	GS Mortgage Securities Trust 2019-GC40	3.160%	7/10/52	140	158
[3]	GS Mortgage Securities Trust 2019-GS4	3.001%	9/1/52	500	560
[3]	Harley-Davidson Motorcycle Trust 2019-A	2.340%	2/15/24	34,660	35,285
[3]	Harley-Davidson Motorcycle Trust 2019-A	2.390%	11/15/26	3,600	3,732
[3]	Harley-Davidson Motorcycle Trust 2020-A	1.870%	10/15/24	11,330	11,555
[3]	Harley-Davidson Motorcycle Trust 2020-A	1.930%	4/15/27	3,640	3,760
[3,5]	Hertz Vehicle Financing II LP 2016-2A	2.950%	3/25/22	3,362	3,362
[3,5,6]	Holmes Master Issuer plc 2018-1, 3M USD LIBOR + 0.360%	0.635%	10/15/54	3,355	3,354
[3,5,6]	Holmes Master Issuer plc 2018-2A, 3M USD LIBOR + 0.420%	0.695%	10/15/54	12,830	12,832
[3]	Honda Auto Receivables 2018-3 Owner Trust	3.070%	11/21/24	11,310	11,691
[3]	Honda Auto Receivables 2018-4 Owner Trust	2.520%	6/21/23	6,240	6,394
[3]	Honda Auto Receivables 2018-4 Owner Trust	2.540%	3/21/25	1,270	1,330
[3]	Honda Auto Receivables 2018-4 Owner Trust	3.300%	7/15/25	6,680	6,984
[3]	Honda Auto Receivables 2019-1 Owner Trust	2.900%	6/18/24	5,320	5,571
[3]	Honda Auto Receivables 2019-3 Owner Trust	1.780%	8/15/23	26,800	27,307
[3]	Honda Auto Receivables 2019-3 Owner Trust	1.850%	8/15/25	7,800	8,041

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[3]	Honda Auto Receivables 2020-1 Owner Trust	1.610%	4/22/24	38,330	39,243
[3]	Honda Auto Receivables 2020-1 Owner Trust	1.630%	10/21/26	7,130	7,359
[3]	Honda Auto Receivables 2020-2 Owner Trust	0.820%	7/15/24	19,150	19,326
[3]	Honda Auto Receivables 2020-2 Owner Trust	1.090%	10/15/26	4,970	5,058
[3]	Honda Auto Receivables 2020-3 Owner Trust	0.460%	4/19/27	8,970	8,963
[3,5]	Houston Galleria Mall Trust 2015-HGLR	3.087%	3/5/37	3,082	3,114
[3,5]	HPEFS Equipment Trust 2019-1	2.210%	9/20/29	3,000	3,048
[3,5]	HPEFS Equipment Trust 2020-1A	1.760%	2/20/30	9,200	9,367
[3,5]	Hudson Yards 2019-30HY	3.228%	7/10/39	420	471
[3,5]	Hyundai Auto Lease Securitization Trust	0.510%	9/15/23	25,180	25,184
[3,5]	Hyundai Auto Lease Securitization Trust	0.580%	6/17/24	4,230	4,233
[3,5]	Hyundai Auto Lease Securitization Trust 2019-B	2.040%	8/15/22	32,600	33,010
[3,5]	Hyundai Auto Lease Securitization Trust 2020-A	1.950%	7/17/23	15,540	15,860
[3]	Hyundai Auto Receivables Trust 2019-A	2.710%	5/15/25	3,260	3,406
[3]	Hyundai Auto Receivables Trust 2019-B	1.940%	2/15/24	19,020	19,439
[3]	Hyundai Auto Receivables Trust 2019-B	2.000%	4/15/25	10,320	10,710
[3]	Hyundai Auto Receivables Trust 2020-A	1.410%	11/15/24	16,940	17,300
[3]	Hyundai Auto Receivables Trust 2020-A	1.720%	6/15/26	10,777	11,191
[3]	Hyundai Auto Receivables Trust 2020-B	0.480%	12/16/24	38,010	38,055
[3]	Hyundai Auto Receivables Trust 2020-B	0.620%	12/15/25	8,430	8,463
[3,5]	Hyundai Floorplan Master Owner Trust Series 2019-1A	2.680%	4/15/24	36,000	37,220
[3,5]	Irvine Core Office Trust 2013-IRV	3.279%	5/15/48	2,036	2,119
[3]	John Deere Owner Trust 2018-B	2.910%	7/17/23	25,490	26,061
[3]	John Deere Owner Trust 2018-B	3.230%	6/16/25	10,420	10,805
[3]	John Deere Owner Trust 2018-B	3.000%	1/15/26	4,030	4,224
[3]	John Deere Owner Trust 2019-B	2.210%	12/15/23	15,670	16,039
[3]	John Deere Owner Trust 2019-B	2.320%	5/15/26	8,340	8,699
[3]	John Deere Owner Trust 2020-B	0.510%	11/15/24	15,290	15,319
[3]	John Deere Owner Trust 2020-B	0.720%	6/15/27	4,020	4,045
[3,5]	JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2	4.070%	11/15/43	135	135
[3,5]	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C3	4.717%	2/15/46	758	758
[3,5]	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5	5.605%	8/15/46	867	890
[3,5]	JP Morgan Chase Commercial Mortgage Securities Trust 2011-RR1	4.717%	3/16/46	4,957	4,982
[3]	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8	2.829%	10/15/45	299	308
[3,5]	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8	3.424%	10/15/45	1,627	1,685
[3,5]	JP Morgan Chase Commercial Mortgage Securities Trust 2012-HSBC	3.093%	7/5/32	1,067	1,093
[3]	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13	3.994%	1/15/46	657	706
[3]	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	3.674%	12/15/46	225	236
[3]	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	3.881%	12/15/46	264	283
[3]	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	4.166%	12/15/46	1,250	1,363

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[3]	JP Morgan Chase Commercial Mortgage Securities Trust 2013-LC11	2.960%	4/15/46	800	836
[3]	JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20	3.461%	7/15/47	116	121
[3]	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP3	2.870%	8/15/49	900	981
[3]	JP Morgan Chase Commercial Mortgage Securities Trust 2017-JP6	3.490%	7/15/50	310	352
[3]	JP Morgan Chase Commercial Mortgage Securities Trust 2017-JP7	3.454%	9/15/50	340	386
[3]	JPMBB Commercial Mortgage Securities Trust 2013-C12	3.664%	7/15/45	2,043	2,177
[3]	JPMBB Commercial Mortgage Securities Trust 2013-C12	4.175%	7/15/45	1,835	1,939
[3]	JPMBB Commercial Mortgage Securities Trust 2013-C14	4.133%	8/15/46	277	299
[3]	JPMBB Commercial Mortgage Securities Trust 2013-C15	3.659%	11/15/45	150	157
[3]	JPMBB Commercial Mortgage Securities Trust 2013-C17	4.199%	1/15/47	2,947	3,225
[3]	JPMBB Commercial Mortgage Securities Trust 2014-C18	4.079%	2/15/47	1,160	1,270
[3]	JPMBB Commercial Mortgage Securities Trust 2014-C18	4.439%	2/15/47	700	749
[3]	JPMBB Commercial Mortgage Securities Trust 2014-C19	3.997%	4/15/47	120	131
[3]	JPMBB Commercial Mortgage Securities Trust 2014-C21	3.493%	8/15/47	233	247
[3]	JPMBB Commercial Mortgage Securities Trust 2014-C24	3.639%	11/15/47	500	548
[3]	JPMBB Commercial Mortgage Securities Trust 2015-C30	3.822%	7/15/48	40	45
[3]	JPMBB Commercial Mortgage Securities Trust 2015-C31	3.801%	8/15/48	220	247
[3]	JPMDB Commercial Mortgage Securities Trust 2016-C4	3.141%	12/15/49	80	89
[3]	JPMDB Commercial Mortgage Securities Trust 2018-C8	4.211%	6/15/51	230	274
[3,5]	Kubota Credit Owner Trust 2020-1	1.960%	3/15/24	8,390	8,648
[3,5]	Kubota Credit Owner Trust 2020-2A	0.590%	10/15/24	18,250	18,277
[3,5]	Kubota Credit Owner Trust 2020-2A	0.730%	6/15/26	4,950	4,971
[3,6]	Lanark Master Issuer plc 2018-2A, 3M USD LIBOR + 0.420%	0.676%	12/22/69	8,045	7,999
[3,5]	Lanark Master Issuer plc 2020-1A	2.277%	12/22/69	2,050	2,131
[3,5]	Master Credit Card Trust II 20-1A A	1.990%	9/21/24	5,680	5,893
[3]	Mercedes-Benz Auto Lease Trust 2019-A	2.000%	10/17/22	7,240	7,351
[3]	Mercedes-Benz Auto Lease Trust 2020-A	1.840%	12/15/22	19,340	19,658
[3]	Mercedes-Benz Auto Lease Trust 2020-A	1.880%	9/15/25	7,460	7,639
[3]	Mercedes-Benz Auto Lease Trust 2020-B	0.500%	6/15/26	4,680	4,679
[3]	Mercedes-Benz Auto Receivables Trust 2018-1	3.150%	10/15/24	18,320	19,215
[3]	Mercedes-Benz Auto Receivables Trust 2019-1	2.040%	1/15/26	9,370	9,770
[3]	Mercedes-Benz Auto Receivables Trust 2020-1	0.550%	2/18/25	21,610	21,688
[3]	Mercedes-Benz Auto Receivables Trust 2020-1	0.770%	10/15/26	4,950	4,998
[3,5]	Mercedes-Benz Master Owner Trust 2019-B	2.610%	5/15/24	25,720	26,614

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[3,5]	MMAF Equipment Finance LLC 2015-AA	2.490%	2/19/36	504	512
[3,5]	MMAF Equipment Finance LLC 2016-AA	2.210%	12/15/32	8,390	8,625
[3,5]	MMAF Equipment Finance LLC 2017-A	2.410%	8/16/24	10,320	10,496
[3,5]	MMAF Equipment Finance LLC 2017-A	2.680%	7/16/27	5,160	5,403
[3,5]	MMAF Equipment Finance LLC 2018-A	3.390%	1/10/25	9,390	9,801
[3,5]	MMAF Equipment Finance LLC 2018-A	3.610%	3/10/42	3,550	3,847
[3,5]	MMAF Equipment Finance LLC 2019-A	3.080%	11/12/41	4,320	4,665
[3,5]	MMAF Equipment Finance LLC 2020-A	0.740%	4/9/24	9,560	9,597
[3,5]	MMAF Equipment Finance LLC 2020-A	0.970%	4/9/27	20,500	20,727
[3,5]	MMAF Equipment Finance LLC 2020-B	0.850%	4/14/42	8,340	8,328
[3]	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5	3.176%	8/15/45	879	907
[3]	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5	3.792%	8/15/45	694	721
[3]	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6	2.858%	11/15/45	372	383
[3]	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10	4.218%	7/15/46	3,023	3,252
[3]	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11	3.960%	8/15/46	1,023	1,080
[3]	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11	4.298%	8/15/46	70	76
[3]	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12	3.824%	10/15/46	171	178
[3]	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12	4.259%	10/15/46	70	76
[3]	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13	4.039%	11/15/46	150	163
[3]	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14	4.064%	2/15/47	250	270
[3]	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14	4.384%	2/15/47	250	270
[3]	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15	3.773%	4/15/47	1,452	1,576
[3]	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15	4.051%	4/15/47	1,065	1,167
[3]	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	3.892%	6/15/47	300	327
[3]	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	4.094%	6/15/47	465	504
[3]	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18	3.923%	10/15/47	20	22
[3]	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19	3.526%	12/15/47	20	22
[3]	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20	3.249%	2/15/48	90	97
[3]	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23	3.451%	7/15/50	224	244
[3]	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23	3.719%	7/15/50	1,450	1,616
[3]	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25	3.635%	10/15/48	500	556
[3]	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29	3.325%	5/15/49	900	994

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[3]	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C32	3.720%	12/15/49	900	1,025
[3]	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34	3.536%	11/15/52	460	520
[3,5]	Morgan Stanley Capital I Trust 2012-STAR	3.201%	8/5/34	1,344	1,344
[3]	Morgan Stanley Capital I Trust 2015-UBS8	3.809%	12/15/48	2,000	2,244
[3]	Morgan Stanley Capital I Trust 2016-BNK2	3.049%	11/15/49	150	165
[3]	Morgan Stanley Capital I Trust 2016-UB11	2.782%	8/15/49	600	647
[3]	Morgan Stanley Capital I Trust 2016-UBS9	3.594%	3/15/49	900	993
[3]	Morgan Stanley Capital I Trust 2017-HR2	3.509%	12/15/50	180	200
[3]	Morgan Stanley Capital I Trust 2017-HR2	3.587%	12/15/50	222	252
[3,5,6]	Navient Student Loan Trust 2016-2, 1M USD LIBOR + 1.050%	1.198%	6/25/65	2,287	2,288
[3,5,6]	Navient Student Loan Trust 2016-3, 1M USD LIBOR + 0.850%	0.998%	6/25/65	435	435
[3,5,6]	Navient Student Loan Trust 2016-6A, 1M USD LIBOR + 0.750%	0.898%	3/25/66	20,962	20,975
[3,5,6]	Navient Student Loan Trust 2017-1, 1M USD LIBOR + 0.750%	0.898%	7/26/66	4,343	4,337
[3]	Nissan Auto Lease Trust 2020-A	1.840%	1/17/23	19,800	20,150
[3]	Nissan Auto Lease Trust 2020-B	0.430%	10/16/23	25,130	25,127
[3]	Nissan Auto Lease Trust 2020-B	0.490%	1/15/26	5,800	5,798
[3]	Nissan Auto Receivables 2017-C Owner Trust	2.280%	2/15/24	32,320	32,890
[3]	Nissan Auto Receivables 2019-A Owner Trust	3.160%	12/16/24	12,310	12,891
[3]	Nissan Auto Receivables 2019-A Owner Trust	3.000%	9/15/25	6,410	6,755
[3]	Nissan Auto Receivables 2019-B Owner Trust	2.500%	11/15/23	6,420	6,579
[3]	Nissan Auto Receivables 2019-B Owner Trust	2.540%	12/15/25	1,250	1,312
[3]	Nissan Auto Receivables 2020-A Owner Trust	1.380%	12/16/24	23,470	23,930
[3]	Nissan Auto Receivables 2020-A Owner Trust	1.700%	5/17/27	7,760	8,086
[3]	Nissan Auto Receivables 2020-B Owner Trust	0.550%	7/15/24	35,840	35,856
[3]	Nissan Auto Receivables 2020-B Owner Trust	0.710%	1/15/27	5,030	5,051
[3,5]	Palisades Center Trust 2016-PLSD	2.713%	4/13/33	510	378
[3,5,6]	Pepper Residential Securities Trust 2021-A1U, 1M USD LIBOR + 0.880%	1.032%	1/16/60	870	867
[3,5,6]	Pepper Residential Securities Trust 2022-A1U, 1M USD LIBOR + 1.000%	1.156%	6/20/60	5,493	5,455
[3,5,6]	Pepper Residential Securities Trust 2023-A1U, 1M USD LIBOR + 0.950%	1.100%	8/18/60	2,547	2,538
[3,5,6]	Permanent Master Issuer plc 2018-1A, 3M USD LIBOR + 0.380%	0.655%	7/15/58	3,460	3,463
[3,5]	PFS Financing Corp. 2017-D	2.400%	10/17/22	1,500	1,501
[3,5]	PFS Financing Corp. 2020-A	1.270%	6/15/25	9,500	9,573
[3,5]	PFS Financing Corp. 2020-B	1.210%	6/15/24	5,700	5,759
[3,5]	PFS Financing Corp. 2020-E	1.000%	10/15/25	3,000	3,011
[3,5]	PFS Financing Corp. 2020-F	0.930%	8/15/24	2,300	2,307
[3,5,6]	PHEAA Student Loan Trust 2016-2A, 1M USD LIBOR + 0.950%	1.098%	11/25/65	9,243	9,224
[3,5]	Progress Residential 2018-SFR1 Trust	2.768%	8/17/34	99	101
[3,5]	Progress Residential 2020-SFR2 Trust	2.078%	6/17/37	970	990
[3,5]	Progress Residential 2020-SFR3 Trust	1.294%	10/17/27	2,800	2,800
[3]	Public Service New Hampshire Funding LLC 2018-1	3.094%	2/1/26	3,897	4,044
[3,5,6]	RESIMAC Premier Series 2017-1A, 1M USD LIBOR + 0.950%	1.101%	9/11/48	1,013	1,011

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[3,5,6]	RESIMAC Premier Series 2018-1A, 1M USD LIBOR + 0.800%	0.956%	11/10/49	917	915
[3,5,6]	RESIMAC Premier Series 2018-1NCA, 1M USD LIBOR + 0.850%	1.004%	12/5/59	1,020	1,019
[3,5,6]	RESIMAC Premier Series 2018-2, 1M USD LIBOR + 0.850%	1.006%	4/10/50	2,626	2,615
§,3,5	RESIMAC Premier Series 2020-1	1.274%	2/7/52	4,200	4,200
[3]	Santander Drive Auto Receivables Trust 2020-2	0.670%	4/15/24	6,490	6,509
[3]	Santander Drive Auto Receivables Trust 2020-3	0.520%	7/15/24	23,840	23,859
[3,5]	Santander Retail Auto Lease Trust 2019-A	2.770%	6/20/22	20,730	21,144
[3,5]	Santander Retail Auto Lease Trust 2020-A	1.690%	1/20/23	7,199	7,284
[3,5]	Santander Retail Auto Lease Trust 2020-A	1.740%	7/20/23	17,510	17,910
[3,5]	Santander Retail Auto Lease Trust 2020-A	1.760%	3/20/24	5,110	5,252
[3,5]	Securitized Term Auto Receivables Trust 2018-1A	3.298%	11/25/22	4,030	4,125
[3,5]	Securitized Term Auto Receivables Trust 2018-2A	3.544%	6/26/23	3,820	3,927
[3]	SMART ABS Series 2016-2US Trust	2.050%	12/14/22	1,398	1,398
[3,5]	SMB Private Education Loan Trust 2016-A	2.700%	5/15/31	286	293
[3,5,6]	SMB Private Education Loan Trust 2016-B, 1M USD LIBOR + 1.450%	1.602%	2/17/32	235	236
[3,5,6]	SMB Private Education Loan Trust 2016-C, 1M USD LIBOR + 1.100%	1.252%	9/15/34	393	391
[3,5,6]	SMB Private Education Loan Trust 2017-A, 1M USD LIBOR + 0.900%	1.052%	9/15/34	2,026	2,018
[3,5]	SMB Private Education Loan Trust 2017-B	2.820%	10/15/35	569	588
[3,5]	SMB Private Education Loan Trust 2018-A	3.500%	2/15/36	2,190	2,301
[3,5]	SMB Private Education Loan Trust 2018-B	3.600%	1/15/37	1,190	1,249
[3,5]	SMB Private Education Loan Trust 2018-C	3.630%	11/15/35	2,307	2,422
[3,5]	SoFi Professional Loan Program 2017-A LLC	2.400%	3/26/40	1,790	1,815
[3,5,6]	SoFi Professional Loan Program 2017-A LLC, 1M USD LIBOR + 0.700%	0.848%	3/26/40	721	720
[3,5]	SoFi Professional Loan Program 2017-B LLC	2.740%	5/25/40	468	476
[3,5]	SoFi Professional Loan Program 2017-D LLC	2.650%	9/25/40	378	389
[3,5]	SoFi Professional Loan Program 2017-E LLC	2.720%	11/26/40	310	316
[3,5]	SoFi Professional Loan Program 2017-F LLC	2.840%	1/25/41	474	487
[3,5]	SoFi Professional Loan Program 2018-A LLC	2.390%	2/25/42	2	2
[3,5]	SoFi Professional Loan Program 2018-A LLC	2.950%	2/25/42	230	237
[3,5]	SoFi Professional Loan Program 2018-B LLC	3.340%	8/25/47	1,600	1,647
[3,5]	SoFi Professional Loan Program 2018-C LLC	3.590%	1/25/48	2,890	3,023
[3,5]	SoFi Professional Loan Program 2018-D LLC	3.600%	2/25/48	2,000	2,087
[3]	Synchrony Card Issuance Trust 2018-A1	3.380%	9/15/24	8,640	8,887
[3]	Synchrony Card Issuance Trust 2019-2A	2.340%	6/15/25	28,350	29,256
[3]	Synchrony Credit Card Master Note Trust 2016-2	2.210%	5/15/24	210	212
[3]	Synchrony Credit Card Master Note Trust 2017-2	2.620%	10/15/25	15,470	16,137
[3,5]	Tesla Auto Lease Trust 2020-A	0.680%	12/20/23	6,820	6,854
[3,5]	Tesla Auto Lease Trust 2020-A	0.780%	12/20/23	1,230	1,238
[3,5]	TMSQ 2014-1500 Mortgage Trust	3.680%	10/10/36	100	106
[3,5]	Toyota Auto Loan Extended Note Trust 2019-1	2.560%	11/25/31	900	961
[3,5]	Toyota Auto Loan Extended Note Trust 2020-1	1.350%	5/25/33	13,400	13,751

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[3]	Toyota Auto Receivables 2018-B Owner Trust	3.110%	11/15/23	12,870	13,432
[3]	Toyota Auto Receivables 2018-C Owner Trust	3.130%	2/15/24	20,140	21,103
[3]	Toyota Auto Receivables 2019-A Owner Trust	2.910%	7/17/23	50,390	51,537
[3]	Toyota Auto Receivables 2019-A Owner Trust	3.000%	5/15/24	4,280	4,529
[3]	Toyota Auto Receivables 2019-C Owner Trust	1.910%	9/15/23	32,870	33,487
[3]	Toyota Auto Receivables 2019-D Owner Trust	1.990%	2/18/25	2,460	2,562
[3]	Toyota Auto Receivables 2020-A Owner Trust	1.680%	5/15/25	8,300	8,571
[3]	Toyota Auto Receivables 2020-B Owner Trust	1.360%	8/15/24	13,380	13,633
[3]	Toyota Auto Receivables 2020-B Owner Trust	1.660%	9/15/25	5,220	5,403
[3]	Toyota Auto Receivables 2020-C Owner Trust	0.570%	10/15/25	7,770	7,788
[3,5]	Trafigura Securitisation Finance plc 2018-1A	3.730%	3/15/22	4,650	4,700
[3]	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	247	256
[3]	UBS Commercial Mortgage Trust 2017-C7	3.679%	12/15/50	495	572
[3]	UBS Commercial Mortgage Trust 2019-C16	3.460%	4/15/52	214	239
[3,5]	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	2,364	2,453
[3]	UBS-Barclays Commercial Mortgage Trust 2012-C4	2.850%	12/10/45	521	541
[3]	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.244%	4/10/46	100	105
[3]	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.469%	4/10/46	60	62
[3]	Verizon Owner Trust 2019-A	2.930%	9/20/23	13,810	14,172
[3]	Verizon Owner Trust 2019-A	1.940%	4/22/24	30,230	30,956
[3]	Verizon Owner Trust 2019-B	2.330%	12/20/23	41,004	42,015
[3]	Verizon Owner Trust 2020-A	1.850%	7/22/24	19,526	20,023
[3]	Verizon Owner Trust 2020-B	0.470%	2/20/25	62,570	62,604
[3,5]	VNDO 2012-6AVE Mortgage Trust	2.996%	11/15/30	2,236	2,293
[3]	Volkswagen Auto Loan Enhanced Trust 2018-1	3.150%	7/22/24	12,200	12,591
[3]	Volkswagen Auto Loan Enhanced Trust 2018-2	3.250%	4/20/23	8,103	8,269
[3]	Volkswagen Auto Loan Enhanced Trust 2018-2	3.330%	2/20/25	11,540	12,060
[3]	Volkswagen Auto Loan Enhanced Trust 2020-1	0.980%	11/20/24	27,300	27,640
[3]	Volkswagen Auto Loan Enhanced Trust 2020-1	1.260%	8/20/26	4,010	4,104
[3,5]	Volvo Financial Equipment LLC	0.510%	10/15/24	20,600	20,596
[3,5]	Volvo Financial Equipment LLC	0.600%	3/15/28	4,000	3,997
[3]	Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	472	489
[3]	Wells Fargo Commercial Mortgage Trust 2012-LC5	3.539%	10/15/45	434	447
[3]	Wells Fargo Commercial Mortgage Trust 2013-LC12	3.928%	7/15/46	206	216
[3]	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.218%	7/15/46	800	861
[3]	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.410%	7/15/46	350	373
[3]	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.405%	12/15/47	10	11
[3]	Wells Fargo Commercial Mortgage Trust 2015-C27	3.190%	2/15/48	68	73
[3]	Wells Fargo Commercial Mortgage Trust 2015-C29	3.637%	6/15/48	1,250	1,388
[3]	Wells Fargo Commercial Mortgage Trust 2015-C30	3.664%	9/15/58	700	780
[3]	Wells Fargo Commercial Mortgage Trust 2015-LC22	3.839%	9/15/58	1,771	1,988

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
[3]	Wells Fargo Commercial Mortgage Trust 2016-BNK1	2.652%	8/15/49	280	300
[3]	Wells Fargo Commercial Mortgage Trust 2016-C32	3.560%	1/15/59	900	998
[3]	Wells Fargo Commercial Mortgage Trust 2016-C37	3.525%	12/15/49	360	400
[3]	Wells Fargo Commercial Mortgage Trust 2017-C38	3.453%	7/15/50	520	588
[3]	Wells Fargo Commercial Mortgage Trust 2017-C39	3.157%	9/15/50	190	209
[3]	Wells Fargo Commercial Mortgage Trust 2017-C40	3.581%	10/15/50	1,160	1,316
[3]	Wells Fargo Commercial Mortgage Trust 2017-C41	3.472%	11/15/50	1,430	1,613
[3]	Wells Fargo Commercial Mortgage Trust 2017-RC1	3.631%	1/15/60	246	278
[3]	Wells Fargo Commercial Mortgage Trust 2018-C46	4.152%	8/15/51	235	276
[3]	Wells Fargo Commercial Mortgage Trust 2018-C48	4.245%	1/15/52	280	328
[3]	Wells Fargo Commercial Mortgage Trust 2019-C49	3.933%	3/15/52	230	265
[3]	Wells Fargo Commercial Mortgage Trust 2019-C50	3.635%	5/15/52	250	286
[3,5]	WFRBS Commercial Mortgage Trust 2011-C3	4.375%	3/15/44	566	573
[3]	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	597	615
[3]	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	752	754
[3]	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	385	397
[3]	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	1,152	1,189
[3]	WFRBS Commercial Mortgage Trust 2012-C9	3.388%	11/15/45	567	586
[3]	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	190	199
[3]	WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	526	571
[3]	WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	140	146
[3]	WFRBS Commercial Mortgage Trust 2013-C18	3.676%	12/15/46	230	241
[3]	WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	1,042	1,139
[3]	WFRBS Commercial Mortgage Trust 2014-C19	3.829%	3/15/47	660	711
[3]	WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	110	121
[3]	WFRBS Commercial Mortgage Trust 2014-C23	3.650%	10/15/57	761	829
[3]	WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	1,038	1,148
[3]	WFRBS Commercial Mortgage Trust 2014-LC14	3.766%	3/15/47	60	64
[3]	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	500	547
§,3,5	Wheels SPV 2 LLC 2020-1A	0.510%	8/20/29	9,000	8,999
§,3,5	Wheels SPV 2 LLC 2020-1A	0.620%	8/20/29	3,000	3,000
[3]	World Omni Auto Receivables Trust 2018-A	2.730%	2/15/24	14,460	14,964
[3]	World Omni Auto Receivables Trust 2018-D	3.330%	4/15/24	47,300	48,472
[3]	World Omni Auto Receivables Trust 2018-D	3.440%	12/16/24	5,870	6,219
[3]	World Omni Auto Receivables Trust 2019-A	3.220%	6/16/25	6,420	6,820
[3]	World Omni Auto Receivables Trust 2020-A	1.100%	4/15/25	1,000	1,014
[3]	World Omni Auto Receivables Trust 2020-B	0.630%	5/15/25	28,930	29,063
[3]	World Omni Auto Receivables Trust 2020-B	0.820%	1/15/26	7,420	7,509
[3]	World Omni Auto Receivables Trust 2020-C	0.610%	10/15/26	16,350	16,441
[3]	World Omni Automobile Lease Securitization Trust 2019-B	2.030%	11/15/22	22,200	22,658

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value*
		Coupon	Date	($000)	($000)
[3]	World Omni Automobile Lease Securitization Trust 2020-A	1.790%	6/16/25	17,600	18,041
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $3,824,540)					3,908,154
Corporate Bonds (30.9%)
Finance (22.6%)
	Banking (21.0%)
	American Express Co.	3.700%	11/5/21	14,550	15,035
	American Express Co.	2.750%	5/20/22	7,000	7,240
	American Express Co.	2.500%	8/1/22	15,795	16,343
	American Express Co.	3.400%	2/22/24	3,039	3,300
	American Express Co.	2.500%	7/30/24	7,000	7,428
	American Express Credit Corp.	2.250%	5/5/21	8,459	8,542
	Australia & New Zealand Banking Group Ltd.	2.625%	5/19/22	2,000	2,072
	Banco Santander SA	2.706%	6/27/24	10,000	10,536
[3]	Bank of America Corp.	2.328%	10/1/21	4,660	4,660
[3]	Bank of America Corp.	2.738%	1/23/22	76,800	77,272
[3]	Bank of America Corp.	3.499%	5/17/22	27,705	28,187
	Bank of America Corp.	3.300%	1/11/23	11,290	11,980
[3]	Bank of America Corp.	3.124%	1/20/23	8,132	8,384
[3]	Bank of America Corp.	2.881%	4/24/23	5,000	5,162
	Bank of America Corp.	4.100%	7/24/23	5,000	5,494
[3]	Bank of America Corp.	3.004%	12/20/23	37,520	39,400
[3]	Bank of America Corp.	3.550%	3/5/24	10,000	10,623
[3]	Bank of America Corp.	3.864%	7/23/24	10,000	10,797
[3]	Bank of America Corp.	2.015%	2/13/26	9,753	10,120
[3]	Bank of America Corp.	1.319%	6/19/26	4,763	4,793
	Bank of Montreal	2.900%	3/26/22	4,840	5,021
	Bank of Montreal	3.300%	2/5/24	8,790	9,504
	Bank of New York Mellon Corp.	2.600%	2/7/22	4,000	4,115
	Bank of New York Mellon Corp.	1.950%	8/23/22	1,500	1,545
	Bank of New York Mellon Corp.	1.850%	1/27/23	2,800	2,891
	Bank of New York Mellon Corp.	2.950%	1/29/23	17,000	17,904
[3]	Bank of New York Mellon Corp.	2.661%	5/16/23	14,959	15,461
	Bank of Nova Scotia	2.000%	11/15/22	10,550	10,887
	Bank of Nova Scotia	1.950%	2/1/23	12,275	12,665
	Bank of Nova Scotia	1.625%	5/1/23	15,000	15,390
[5]	Banque Federative du Credit Mutuel SA	2.700%	7/20/22	15,453	16,030
[5]	Banque Federative du Credit Mutuel SA	2.125%	11/21/22	5,345	5,512
[5]	Banque Federative du Credit Mutuel SA	3.750%	7/20/23	4,000	4,325
	Barclays Bank plc	1.700%	5/12/22	3,000	3,051
	BPCE SA	2.750%	12/2/21	1,869	1,921
	BPCE SA	4.000%	4/15/24	6,241	6,910
[3]	Canadian Imperial Bank of Commerce	2.606%	7/22/23	6,050	6,263
	Canadian Imperial Bank of Commerce	3.500%	9/13/23	10,000	10,862
[3]	Citibank NA	3.165%	2/19/22	11,379	11,476
[3]	Citibank NA	2.844%	5/20/22	9,450	9,579
	Citigroup Inc.	4.500%	1/14/22	2,400	2,523
[3]	Citigroup Inc.	2.312%	11/4/22	20,620	21,005
[3]	Citigroup Inc.	3.142%	1/24/23	2,830	2,920
	Citigroup Inc.	3.875%	10/25/23	4,500	4,915
[3]	Citigroup Inc.	3.352%	4/24/25	6,085	6,561
[5]	Commonwealth Bank of Australia	3.450%	3/16/23	2,457	2,631
[5]	Commonwealth Bank of Australia	3.350%	6/4/24	5,000	5,468

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value*
		Coupon	Date	($000)	($000)
	Cooperatieve Rabobank UA	3.875%	2/8/22	2,244	2,351
	Cooperatieve Rabobank UA	2.750%	1/10/23	22,445	23,591
	Credit Suisse AG	2.800%	4/8/22	12,853	13,302
	Credit Suisse AG	1.000%	5/5/23	18,780	18,945
[5]	Danske Bank A/S	2.000%	9/8/21	850	863
[5]	DNB Bank ASA	2.150%	12/2/22	15,000	15,525
	Fifth Third Bank	2.875%	10/1/21	1,450	1,484
	Fifth Third Bank	1.800%	1/30/23	2,000	2,057
[3]	First Republic Bank	1.912%	2/12/24	15,840	16,250
	Goldman Sachs Group Inc.	2.600%	12/27/20	3,555	3,573
	Goldman Sachs Group Inc.	2.875%	2/25/21	8,764	8,829
	Goldman Sachs Group Inc.	3.000%	4/26/22	3,000	3,041
[3]	Goldman Sachs Group Inc.	2.876%	10/31/22	24,440	25,017
	Goldman Sachs Group Inc.	4.000%	3/3/24	15,000	16,464
	Goldman Sachs Group Inc.	3.500%	4/1/25	11,982	13,225
[3]	HSBC Holdings plc	3.262%	3/13/23	18,218	18,837
	HSBC Holdings plc	3.600%	5/25/23	1,050	1,120
[3]	HSBC Holdings plc	3.033%	11/22/23	19,420	20,270
[3]	HSBC Holdings plc	3.950%	5/18/24	280	300
[3]	HSBC Holdings plc	1.645%	4/18/26	2,385	2,370
	Huntington National Bank	2.500%	8/7/22	5,000	5,193
	ING Groep NV	4.100%	10/2/23	2,150	2,360
	JPMorgan Chase & Co.	3.250%	9/23/22	18,715	19,789
	JPMorgan Chase & Co.	2.972%	1/15/23	13,925	14,374
	JPMorgan Chase & Co.	3.200%	1/25/23	1,895	2,013
[3]	JPMorgan Chase & Co.	3.207%	4/1/23	10,000	10,390
[3]	JPMorgan Chase & Co.	2.776%	4/25/23	15,045	15,570
[3]	JPMorgan Chase & Co.	3.559%	4/23/24	11,290	12,062
[3]	JPMorgan Chase & Co.	1.514%	6/1/24	5,000	5,107
[3]	JPMorgan Chase & Co.	3.797%	7/23/24	2,660	2,876
[3]	JPMorgan Chase & Co.	0.653%	9/16/24	3,000	3,000
[3]	JPMorgan Chase & Co.	4.023%	12/5/24	3,163	3,479
[3]	JPMorgan Chase & Co.	3.220%	3/1/25	36,468	39,097
[3]	JPMorgan Chase & Co.	2.301%	10/15/25	2,767	2,900
	KeyBank NA	2.300%	9/14/22	3,000	3,109
	Lloyds Banking Group plc	3.000%	1/11/22	3,020	3,103
[3]	Lloyds Banking Group plc	2.858%	3/17/23	4,700	4,829
[3]	Lloyds Banking Group plc	1.326%	6/15/23	2,445	2,460
[3]	Lloyds Banking Group plc	2.907%	11/7/23	10,010	10,385
[3,5]	Macquarie Group Ltd.	3.189%	11/28/23	4,602	4,809
	Manufacturers & Traders Trust Co.	2.500%	5/18/22	2,440	2,522
	Mitsubishi UFJ Financial Group Inc.	3.535%	7/26/21	1,500	1,539
	Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	1,066	1,085
	Mitsubishi UFJ Financial Group Inc.	3.218%	3/7/22	12,400	12,864
	Mitsubishi UFJ Financial Group Inc.	2.623%	7/18/22	36,015	37,321
	Mitsubishi UFJ Financial Group Inc.	2.665%	7/25/22	9,750	10,114
	Mitsubishi UFJ Financial Group Inc.	3.761%	7/26/23	5,750	6,223
[3]	Mitsubishi UFJ Financial Group Inc.	0.848%	9/15/24	7,620	7,613
	Mitsubishi UFJ Financial Group Inc.	2.193%	2/25/25	4,000	4,193
	Mitsubishi UFJ Financial Group Inc.	1.412%	7/17/25	5,157	5,237
[5]	Mizuho Bank Ltd.	2.950%	10/17/22	940	981
[5]	Mizuho Bank Ltd.	3.500%	3/21/23	4,550	4,847
	Mizuho Financial Group Inc.	2.953%	2/28/22	10,060	10,396
[3]	Mizuho Financial Group Inc.	2.721%	7/16/23	10,000	10,356

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value*
		Coupon	Date	($000)	($000)
[3]	Mizuho Financial Group Inc.	1.241%	7/10/24	4,540	4,580
	Morgan Stanley	2.500%	4/21/21	13,738	13,893
	Morgan Stanley	2.625%	11/17/21	14,452	14,814
	Morgan Stanley	2.750%	5/19/22	25,205	26,117
	Morgan Stanley	3.125%	1/23/23	1,135	1,200
	Morgan Stanley	3.750%	2/25/23	9,575	10,279
[3]	Morgan Stanley	3.737%	4/24/24	5,000	5,376
[3]	Morgan Stanley	2.720%	7/22/25	2,854	3,036
[3]	Morgan Stanley	2.188%	4/28/26	15,000	15,710
[5]	MUFG Bank Ltd.	2.850%	9/8/21	3,990	4,080
	MUFG Union Bank NA	3.150%	4/1/22	15,875	16,483
	MUFG Union Bank NA	2.100%	12/9/22	4,000	4,129
	National Australia Bank Ltd.	1.875%	12/13/22	3,000	3,090
[5]	National Bank of Canada	2.150%	10/7/22	7,250	7,475
	National Bank of Canada	2.100%	2/1/23	6,670	6,891
[5]	Nationwide Building Society	2.000%	1/27/23	4,625	4,752
[5]	Nationwide Building Society	3.900%	7/21/25	7,000	7,884
[5]	Nationwide Building Society	1.000%	8/28/25	2,870	2,838
[5]	Nordea Bank Abp	1.000%	6/9/23	12,270	12,411
[5]	Nordea Bank Abp	0.750%	8/28/25	4,310	4,281
[3]	PNC Bank NA	2.232%	7/22/22	8,444	8,550
	PNC Bank NA	2.700%	11/1/22	8,313	8,676
[3]	PNC Bank NA	2.028%	12/9/22	5,000	5,087
	PNC Bank NA	2.950%	1/30/23	10,000	10,523
[3]	PNC Bank NA	1.743%	2/24/23	14,250	14,517
	PNC Bank NA	3.500%	6/8/23	6,165	6,637
	PNC Bank NA	3.300%	10/30/24	265	290
	PNC Financial Services Group Inc.	3.500%	1/23/24	2,070	2,253
	Royal Bank of Canada	2.800%	4/29/22	12,070	12,528
	Royal Bank of Canada	1.600%	4/17/23	4,200	4,310
	Santander UK plc	3.400%	6/1/21	23,680	24,005
	Santander UK plc	2.100%	1/13/23	8,000	8,230
[5]	Skandinaviska Enskilda Banken AB	2.200%	12/12/22	1,880	1,948
[5]	Skandinaviska Enskilda Banken AB	0.550%	9/1/23	8,560	8,558
	State Street Corp.	4.375%	3/7/21	3,200	3,259
[3,5]	State Street Corp.	2.825%	3/30/23	5,330	5,516
[3]	State Street Corp.	2.653%	5/15/23	10,475	10,842
[3,5]	State Street Corp.	2.901%	3/30/26	15,273	16,553
	Sumitomo Mitsui Financial Group Inc.	2.442%	10/19/21	1,950	1,991
	Sumitomo Mitsui Financial Group Inc.	2.784%	7/12/22	1,220	1,266
	Sumitomo Mitsui Financial Group Inc.	2.778%	10/18/22	5,408	5,642
	Sumitomo Mitsui Financial Group Inc.	3.102%	1/17/23	6,450	6,806
	Sumitomo Mitsui Financial Group Inc.	3.748%	7/19/23	9,614	10,411
	Sumitomo Mitsui Financial Group Inc.	3.936%	10/16/23	2,080	2,272
	Sumitomo Mitsui Financial Group Inc.	2.448%	9/27/24	7,892	8,337
	Sumitomo Mitsui Financial Group Inc.	1.474%	7/8/25	15,647	15,897
	Svenska Handelsbanken AB	1.875%	9/7/21	1,305	1,324
[5]	Svenska Handelsbanken AB	0.625%	6/30/23	6,000	6,008
	Svenska Handelsbanken AB	3.900%	11/20/23	9,710	10,691
[5]	Swedbank AB	0.600%	9/25/23	3,835	3,809
	Toronto-Dominion Bank	1.900%	12/1/22	6,600	6,811
	Toronto-Dominion Bank	0.750%	6/12/23	11,280	11,350
	Toronto-Dominion Bank	3.500%	7/19/23	13,705	14,868
	Toronto-Dominion Bank	0.450%	9/11/23	10,630	10,606

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value*
		Coupon	Date	($000)	($000)
	Toronto-Dominion Bank	2.650%	6/12/24	1,225	1,309
	Truist Bank	2.625%	1/15/22	4,000	4,105
	Truist Bank	2.800%	5/17/22	18,135	18,813
	Truist Bank	2.450%	8/1/22	6,885	7,133
[3]	Truist Bank	3.502%	8/2/22	2,850	2,918
	Truist Bank	3.000%	2/2/23	3,000	3,157
	Truist Bank	3.200%	4/1/24	5,000	5,406
	Truist Bank	1.500%	3/10/25	440	452
	Truist Financial Corp.	2.700%	1/27/22	8,926	9,182
	Truist Financial Corp.	3.050%	6/20/22	19,558	20,357
	Truist Financial Corp.	2.200%	3/16/23	9,520	9,887
	Truist Financial Corp.	2.500%	8/1/24	6,215	6,601
[5]	UBS AG	1.750%	4/21/22	5,250	5,353
[3,5]	UBS Group AG	1.008%	7/30/24	4,445	4,445
[5]	UBS Group Funding Switzerland AG	3.491%	5/23/23	3,400	3,553
	US Bancorp	2.625%	1/24/22	16,202	16,667
	US Bancorp	2.950%	7/15/22	4,800	5,010
	US Bancorp	2.400%	7/30/24	9,785	10,409
	US Bank NA	1.800%	1/21/22	4,000	4,074
	US Bank NA	1.950%	1/9/23	11,970	12,386
	US Bank NA	2.850%	1/23/23	392	414
	Wells Fargo & Co.	2.625%	7/22/22	22,500	23,341
	Wells Fargo & Co.	3.069%	1/24/23	6,730	6,939
	Wells Fargo & Co.	3.750%	1/24/24	16,850	18,276
[3]	Wells Fargo & Co.	1.654%	6/2/24	19,270	19,629
	Wells Fargo & Co.	3.550%	9/29/25	3,788	4,209
	Wells Fargo Bank NA	3.625%	10/22/21	6,425	6,626
[3]	Wells Fargo Bank NA	2.082%	9/9/22	14,500	14,698
	Wells Fargo Bank NA	3.550%	8/14/23	14,525	15,726
	Westpac Banking Corp.	2.750%	1/11/23	20,725	21,813
	Westpac Banking Corp.	2.000%	1/13/23	4,700	4,848
	Westpac Banking Corp.	3.650%	5/15/23	11,500	12,453
	Westpac Banking Corp.	3.300%	2/26/24	5,000	5,425

	Brokerage (0.1%)
	Ameriprise Financial Inc.	3.000%	3/22/22	2,000	2,072
	CME Group Inc.	3.000%	9/15/22	2,000	2,100

	Finance Companies (0.0%)
[5]	USAA Capital Corp.	1.500%	5/1/23	500	514

	Insurance (1.1%)
[5]	AIG Global Funding	2.700%	12/15/21	2,570	2,637
[5]	AIG Global Funding	0.800%	7/7/23	14,210	14,276
	Chubb INA Holdings Inc.	2.875%	11/3/22	5,910	6,184
[5]	Great-West Lifeco US Finance 2020 LP	0.904%	8/12/25	3,840	3,831
[5]	Jackson National Life Global Funding	3.300%	2/1/22	5,000	5,189
	Loews Corp.	2.625%	5/15/23	2,000	2,098
	Marsh & McLennan Cos. Inc.	3.300%	3/14/23	2,421	2,566
	Marsh & McLennan Cos. Inc.	4.050%	10/15/23	1,500	1,639
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	2,700	2,949
[5]	MassMutual Global Funding II	0.850%	6/9/23	12,000	12,178
[5]	Metropolitan Life Global Funding I	0.900%	6/8/23	3,720	3,772
[5]	Pacific Life Global Funding II	0.500%	9/23/23	8,570	8,558

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value*
		Coupon	Date	($000)	($000)
[5]	Reliance Standard Life Global Funding II	2.150%	1/21/23	2,000	2,047
	UnitedHealth Group Inc.	2.375%	10/15/22	13,887	14,436
	UnitedHealth Group Inc.	2.875%	3/15/23	5,646	5,975
	UnitedHealth Group Inc.	3.500%	2/15/24	2,350	2,578
	UnitedHealth Group Inc.	2.375%	8/15/24	1,275	1,355

	Real Estate Investment Trusts (0.4%)
	Camden Property Trust	2.950%	12/15/22	3,080	3,211
	Camden Property Trust	4.250%	1/15/24	3,890	4,267
	Public Storage	2.370%	9/15/22	3,120	3,233
	Realty Income Corp.	3.250%	10/15/22	14,800	15,521
	Simon Property Group LP	2.500%	7/15/21	2,285	2,310
	Simon Property Group LP	2.350%	1/30/22	3,000	3,049
	Simon Property Group LP	2.625%	6/15/22	470	482
					1,868,644
Industrial (7.7%)
	Basic Industry (0.1%)
	Air Products and Chemicals Inc.	2.750%	2/3/23	8	8
	BHP Billiton Finance USA Ltd.	2.875%	2/24/22	1,045	1,079
	Praxair Inc.	3.000%	9/1/21	7,300	7,480

	Capital Goods (0.5%)
	3M Co.	2.750%	3/1/22	1,595	1,647
	3M Co.	1.750%	2/14/23	3,335	3,442
	3M Co.	2.250%	3/15/23	2,074	2,166
	Caterpillar Financial Services Corp.	1.931%	10/1/21	1,130	1,149
	Caterpillar Financial Services Corp.	2.400%	6/6/22	1,016	1,049
	Caterpillar Financial Services Corp.	1.900%	9/6/22	8,630	8,876
	Caterpillar Financial Services Corp.	1.950%	11/18/22	5,408	5,586
	Caterpillar Financial Services Corp.	0.450%	9/14/23	9,220	9,218
	General Dynamics Corp.	2.250%	11/15/22	2,125	2,201
	General Dynamics Corp.	1.875%	8/15/23	1,679	1,742
	John Deere Capital Corp.	1.950%	6/13/22	1,045	1,074
	John Deere Capital Corp.	1.200%	4/6/23	1,350	1,376
	Precision Castparts Corp.	2.500%	1/15/23	6,990	7,289

	Communication (0.2%)
[5]	Sky plc	3.125%	11/26/22	9,480	10,000
	Walt Disney Co.	2.450%	3/4/22	1,861	1,915
	Walt Disney Co.	2.350%	12/1/22	1,860	1,936

	Consumer Cyclical (1.8%)
	Amazon.com Inc.	2.400%	2/22/23	2,473	2,591
	American Honda Finance Corp.	1.650%	7/12/21	1,950	1,970
	American Honda Finance Corp.	1.950%	5/20/22	24,000	24,572
	American Honda Finance Corp.	1.950%	5/10/23	30,000	31,064
	Home Depot Inc.	3.750%	2/15/24	6,990	7,702
	Target Corp.	2.250%	4/15/25	2,975	3,181
	Toyota Motor Credit Corp.	3.300%	1/12/22	1,250	1,294
	Toyota Motor Credit Corp.	2.900%	3/30/23	32,431	34,362
	Toyota Motor Credit Corp.	0.500%	8/14/23	22,000	22,016
	Walmart Inc.	2.350%	12/15/22	6,665	6,952
	Walmart Inc.	2.850%	7/8/24	9,700	10,537

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value*
		Coupon	Date	($000)	($000)
	Consumer Noncyclical (2.5%)
	Bristol-Myers Squibb Co.	2.600%	5/16/22	28,776	29,802
	Bristol-Myers Squibb Co.	2.750%	2/15/23	5,000	5,265
	Bristol-Myers Squibb Co.	3.625%	5/15/24	9,458	10,441
	Bristol-Myers Squibb Co.	2.900%	7/26/24	9,106	9,875
	Colgate-Palmolive Co.	2.100%	5/1/23	2,000	2,091
	Gilead Sciences Inc.	2.500%	9/1/23	6,500	6,838
	GlaxoSmithKline Capital plc	2.875%	6/1/22	62,560	64,994
	GlaxoSmithKline Capital plc	0.534%	10/1/23	10,250	10,266
	GlaxoSmithKline Capital plc	3.000%	6/1/24	6,780	7,326
	Hershey Co.	2.050%	11/15/24	1,000	1,060
	Kimberly-Clark Corp.	2.400%	3/1/22	4,568	4,694
	Medtronic Inc.	3.150%	3/15/22	6,462	6,726
[5]	Nestle Holdings Inc.	3.350%	9/24/23	15,000	16,233
	PepsiCo Inc.	2.250%	3/19/25	10,000	10,704
	Pfizer Inc.	3.400%	5/15/24	3,000	3,295
	Philip Morris International Inc.	1.125%	5/1/23	5,000	5,076
	Philip Morris International Inc.	2.875%	5/1/24	2,000	2,142
	SSM Health Care Corp.	3.688%	6/1/23	6,485	6,976
	Unilever Capital Corp.	2.600%	5/5/24	2,905	3,110

	Energy (1.8%)
	BP Capital Markets America Inc.	3.245%	5/6/22	11,135	11,623
	BP Capital Markets America Inc.	3.194%	4/6/25	2,300	2,527
	BP Capital Markets plc	2.500%	11/6/22	15,000	15,591
	BP Capital Markets plc	3.506%	3/17/25	670	745
	Chevron Corp.	2.411%	3/3/22	9,980	10,229
	Chevron Corp.	1.141%	5/11/23	4,845	4,935
	Chevron USA Inc.	0.426%	8/11/23	5,270	5,276
	Exxon Mobil Corp.	1.902%	8/16/22	3,000	3,075
	Exxon Mobil Corp.	1.571%	4/15/23	36,990	38,019
	Shell International Finance BV	1.750%	9/12/21	10,425	10,570
	Shell International Finance BV	2.250%	1/6/23	12,597	13,099
	Shell International Finance BV	0.375%	9/15/23	8,810	8,776
	Total Capital International SA	2.218%	7/12/21	9,000	9,112
	Total Capital International SA	2.875%	2/17/22	16,185	16,731

	Technology (0.8%)
	Adobe Inc.	1.700%	2/1/23	2,495	2,570
	Apple Inc.	2.300%	5/11/22	2,000	2,062
	Apple Inc.	1.700%	9/11/22	7,000	7,190
	Apple Inc.	2.850%	2/23/23	2,520	2,658
	Apple Inc.	0.750%	5/11/23	2,125	2,147
	IBM Credit LLC	2.200%	9/8/22	575	595
	International Business Machines Corp.	2.500%	1/27/22	4,705	4,843
	International Business Machines Corp.	2.850%	5/13/22	11,930	12,414
	International Business Machines Corp.	3.375%	8/1/23	730	789
	Intuit Inc.	0.650%	7/15/23	2,430	2,437
	Oracle Corp.	2.500%	10/15/22	10,000	10,424
	Texas Instruments Inc.	1.850%	5/15/22	15,500	15,869

	Transportation (0.0%)
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	655	714
	Burlington Northern Santa Fe LLC	3.750%	4/1/24	855	943

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value*
		Coupon	Date	($000)	($000)
					638,351
Utilities (0.6%)
	Electric (0.6%)
	Berkshire Hathaway Energy Co.	2.375%	1/15/21	2,325	2,339
	CenterPoint Energy Houston Electric LLC	1.850%	6/1/21	2,000	2,018
	Duke Energy Carolinas LLC	3.350%	5/15/22	22,705	23,724
	Duke Energy Carolinas LLC	2.500%	3/15/23	5,200	5,445
	National Rural Utilities Cooperative Finance Corp.	1.750%	1/21/22	2,505	2,553
	National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	2,023	2,081
	National Rural Utilities Cooperative Finance Corp.	2.400%	4/25/22	2,000	2,056
	NSTAR Electric Co.	3.500%	9/15/21	830	848
	NSTAR Electric Co.	2.375%	10/15/22	1,440	1,490
	Oncor Electric Delivery Co. LLC	4.100%	6/1/22	385	404
	PECO Energy Co.	1.700%	9/15/21	1,705	1,726
	PECO Energy Co.	2.375%	9/15/22	820	847
					45,531
Total Corporate Bonds (Cost $2,503,962)					2,552,526
Sovereign Bonds (8.6%)
	Abu Dhabi National Energy Co PJSC	3.625%	1/12/23	2,000	2,108
	Bermuda	4.138%	1/3/23	7,800	8,246
[5]	Bermuda	4.138%	1/3/23	7,000	7,393
[5]	CDP Financial Inc.	2.750%	3/7/22	22,500	23,258
[5]	CDP Financial Inc.	3.150%	7/24/24	1,750	1,921
	CNOOC Finance 2015 USA LLC	3.500%	5/5/25	1,400	1,540
	Corp. Andina de Fomento	2.125%	9/27/21	1,000	1,013
	Corp. Andina de Fomento	2.375%	5/12/23	10,000	10,302
	Corp. Nacional del Cobre de Chile	3.750%	11/4/20	1,500	1,503
[5]	CPPIB Capital Inc.	2.750%	7/22/21	8,000	8,167
[5,7]	Dexia Credit Local SA	1.875%	9/15/21	10,000	10,137
[5]	Dexia Credit Local SA	2.375%	9/20/22	10,290	10,625
[5]	Dexia Credit Local SA	3.250%	9/26/23	50,000	54,007
	Emirate of Abu Dhabi	2.500%	10/11/22	17,000	17,592
[5]	Emirate of Abu Dhabi	0.750%	9/2/23	24,700	24,638
[5]	Emirate of Abu Dhabi	2.125%	9/30/24	12,100	12,613
[5]	Emirate of Abu Dhabi	2.500%	4/16/25	6,373	6,738
	Emirate of Abu Dhabi	3.125%	10/11/27	8,260	9,167
	Equinor ASA	3.150%	1/23/22	3,000	3,105
	Equinor ASA	2.650%	1/15/24	2,000	2,130
	Equinor ASA	1.750%	1/22/26	5,000	5,178
	Export-Import Bank of Korea	4.000%	1/29/21	5,200	5,257
	Export-Import Bank of Korea	3.000%	11/1/22	2,400	2,520
	Harvest Operations Corp.	3.000%	9/21/22	6,000	6,266
[5]	Harvest Operations Corp.	4.200%	6/1/23	2,000	2,175
	IDB Trust Services Ltd.	2.393%	4/12/22	25,625	26,294
[6]	Industrial & Commercial Bank of China Ltd., 3M USD LIBOR + 0.750%	0.993%	11/8/20	4,500	4,500
	Inter-American Development Bank	2.125%	11/9/20	150	150
[8]	Japan Bank for International Cooperation	2.125%	11/16/20	12,500	12,519
[8]	Japan Bank for International Cooperation	3.125%	7/20/21	24,300	24,836
[8]	Japan Bank for International Cooperation	2.500%	5/23/24	5,000	5,361

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value*
		Coupon	Date	($000)	($000)
	Kingdom of Saudi Arabia	2.375%	10/26/21	14,000	14,220
	Korea Development Bank	4.625%	11/16/21	2,315	2,415
	Korea Development Bank	3.000%	3/19/22	12,500	12,937
[6]	Korea Development Bank, 3M USD LIBOR + 0.550%	0.799%	3/12/21	10,000	10,000
	Korea Hydro & Nuclear Power Co. Ltd.	4.750%	7/13/21	5,366	5,534
	Korea Hydro & Nuclear Power Co. Ltd.	3.000%	9/19/22	4,786	5,000
	Korea Midland Power Co. Ltd.	2.500%	7/21/21	533	541
	Korea Midland Power Co. Ltd.	3.375%	1/22/22	1,605	1,661
	KSA Sukuk Ltd.	2.894%	4/20/22	5,000	5,154
[5]	OMERS Finance Trust	1.125%	4/14/23	40,000	40,530
[5]	Ontario Teachers’ Finance Trust	2.125%	9/19/22	20,000	20,643
[5]	Ontario Teachers’ Finance Trust	0.375%	9/29/23	25,000	24,958
	Province of Manitoba	2.100%	9/6/22	1,400	1,445
	Province of Quebec	2.750%	8/25/21	6,350	6,485
[9]	Republic of Chile	1.625%	1/30/25	2,133	2,653
	Republic of Latvia	5.250%	6/16/21	4,000	4,128
[5]	Republic of Lithuania	6.125%	3/9/21	2,737	2,805
	Republic of Lithuania	6.125%	3/9/21	26,180	26,816
[5]	Republic of Lithuania	6.625%	2/1/22	5,717	6,165
	Republic of Lithuania	6.625%	2/1/22	41,690	44,995
	Republic of Poland	5.125%	4/21/21	1,350	1,384
	Republic of Poland	5.000%	3/23/22	20,630	22,066
	Sinopec Group Overseas Development 2012 Ltd.	3.900%	5/17/22	268	280
	Sinopec Group Overseas Development 2017 Ltd.	2.500%	9/13/22	300	308
	Slovak Republic	4.375%	5/21/22	58,542	62,349
	SoQ Sukuk A QSC	3.241%	1/18/23	358	377
	State Grid Overseas Investment 2016 Ltd.	2.750%	5/4/22	5,542	5,692
	State Grid Overseas Investment 2016 Ltd.	3.500%	5/4/27	3,630	4,048
	State of Israel	3.150%	6/30/23	2,000	2,141
	State of Kuwait	2.750%	3/20/22	16,244	16,670
	State of Kuwait	3.500%	3/20/27	627	705
	State of Qatar	4.500%	1/20/22	6,000	6,280
	State of Qatar	3.875%	4/23/23	10,734	11,520
[5]	Temasek Financial I Ltd.	2.375%	1/23/23	5,000	5,208
[5]	Tokyo Metropolitan Government	0.750%	7/16/25	21,000	20,992
Total Sovereign Bonds (Cost $690,112)					710,364
Taxable Municipal Bonds (1.0%)
	State Board of Administration Finance Corp.	1.258%	7/1/25	56,750	57,621
	University of California	0.883%	5/15/25	27,000	27,236
Total Taxable Municipal Bonds (Cost $83,750)					84,857

Institutional Short-Term Bond Fund

			Market
			Value*
	Coupon	Shares	($000)
Temporary Cash Investment (3.9%)
Money Market Fund (3.9%)
[10] Vanguard Market Liquidity Fund (Cost $324,135)	0.117%	3,241,352	324,135
Total Investments (101.8%) (Cost $8,242,753)			8,405,988
Other Assets and Liabilities—Net (-1.8%)			(149,557)
Net Assets (100%)			8,256,431

Cost is in $000.

•	See Note A in Notes to Financial Statements.
¤	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of September 30, 2020.
§	Security value determined using significant unobservable inputs.
1	Securities with a value of $10,832,000 have been segregated as initial margin for open centrally cleared swap contracts.
2	Securities with a value of $2,596,000 have been segregated as initial margin for open futures contracts.
3	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the aggregate value of these securities was $1,652,092,000, representing 20.0% of net assets.
6	Variable rate security; rate shown is effective rate at period end. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
7	Guaranteed by multiple countries.
8	Guaranteed by the Government of Japan.
9	Face amount denominated in euro.
10	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

1M—1-month.

3M—3-month.

LIBOR—London Interbank Offered Rate.

REMICS—Real Estate Mortgage Investment Conduits.

UMBS—Uniform Mortgage-Backed Securities.

Institutional Short-Term Bond Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	December 2020	4,650	1,027,468	377
10-Year U.S. Treasury Note	December 2020	229	31,953	74
30-Year U.S. Treasury Bond	December 2020	88	15,513	(45)
				406

Short Futures Contracts
5-Year U.S. Treasury Note	December 2020	(1,535)	(193,458)	(35)
Ultra 10-Year U.S. Treasury Note	December 2020	(302)	(48,296)	10
Euro-Bobl	December 2020	(13)	(2,060)	(1)
				(26)
				380

Forward Currency Contracts
	Contract					Unrealized	Unrealized
	Settlement		Contract Amount (000)			Appreciation	(Depreciation)
Counterparty	Date		Receive		Deliver	($000)	($000)
Barclays Bank plc	10/30/20	USD	2,540	EUR	2,181	—	(19)
Royal Bank of Canada	10/30/20	USD	1	EUR	1	—	—
J.P. Morgan Securities LLC	10/30/20	USD	1	EUR	1	—	—
						—	(19)

EUR—euro.

USD—U.S. dollar.

Institutional Short-Term Bond Fund

Over-the-Counter Credit Default Swaps
						Remaining
				Periodic		Up-Front
				Premium		Premium
			Notional	Received		Paid	Unrealized	Unrealized
Reference	Termination		Amount	(Paid)[1]	Value	(Received)	Appreciation	(Depreciation)
Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)	($000)
Credit Protection Sold/Moody’s Rating
Republic of Chile/Aa3	12/22/25	MSCS	3,200	1.000	50	36	14	—

Credit Protection Purchased
State of Qatar	6/20/22	BOANA	2,720	(1.000)	(40)	11	—	(51)
State of Qatar	6/20/22	CITNA	5,280	(1.000)	(77)	21	—	(98)
					(117)	32	—	(149)
					(67)	68	14	(149)

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

1 Periodic premium received/paid quarterly.

BOANA—Bank of America, N.A.

CITNA—Citibank N.A.

MSCS—Morgan Stanley Capital Services LLC.

Centrally Cleared Interest Rate Swaps
			Fixed	Floating
			Interest	Interest
			Rate	Rate		Unrealized
	Future	Notional	Received	Received		Appreciation
	Effective	Amount	(Paid)[2]	(Paid)[3]	Value	(Depreciation)
Termination Date	Date	($000)	(%)	(%)	($000)	($000)
12/16/22	12/16/20[1]	288,966	(0.000)	0.000	137	35
12/16/23	12/16/20[1]	192,338	(0.000)	0.000	192	18
12/16/24	12/16/20[1]	92,469	(0.000)	0.000	273	18
12/16/25	12/16/20[1]	59,979	(0.250)	0.000	(334)	37
12/16/27	12/16/20[1]	64,083	(0.250)	0.000	164	32
					432	140

1	Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2	Fixed interest payment received/paid annually.
3	Based on Secured Overnight Financing Rate (SOFR) as of the most recent payment date. Floating interest payment received/paid semiannually.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund

Statement of Assets and Liabilities

As of September 30, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $7,918,618)	8,081,853
Affiliated Issuers (Cost $324,135)	324,135
Total Investment Securities	8,405,988
Investment in Vanguard	332
Foreign Currency, at Value (Cost $1)	1
Receivables for Investment Securities Sold	173,515
Receivables for Accrued Income	24,909
Swap Premiums Paid	68
Variation Margin Receivable—Futures Contracts	519
Variation Margin Receivable—Centrally Cleared Swap Contracts	80
Unrealized Appreciation—Over-the-Counter Swap Contracts	14
Total Assets	8,605,426
Liabilities
Due to Custodian	1,282
Payables for Investment Securities Purchased	347,267
Payables to Vanguard	85
Variation Margin Payable—Futures Contracts	186
Variation Margin Payable—Centrally Cleared Swap Contracts	7
Unrealized Depreciation—Forward Currency Contracts	19
Unrealized Depreciation—Over-the-Counter Swap Contracts	149
Total Liabilities	348,995
Net Assets	8,256,431

At September 30, 2020, net assets consisted of:

Paid-in Capital	8,070,599
Total Distributable Earnings (Loss)	185,832
Net Assets	8,256,431

Net Assets
Applicable to 587,215,934 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	8,256,431
Net Asset Value Per Share	$14.06

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund

Statement of Operations

Year Ended
September 30, 2020
($000)
Investment Income
Income
Interest[1]	163,481
Total Income	163,481
Expenses
The Vanguard Group—Note B
Investment Advisory Services	202
Management and Administrative	1,064
Marketing and Distribution	82
Custodian Fees	44
Auditing Fees	34
Trustees’ Fees and Expenses	4
Total Expenses	1,430
Net Investment Income	162,051
Realized Net Gain (Loss)
Investment Securities Sold[1]	88,443
Futures Contracts	1,272
Swap Contracts	(24,451)
Forward Currency Contracts	(187)
Foreign Currencies	210
Realized Net Gain (Loss)	65,287
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	58,032
Futures Contracts	3,978
Swap Contracts	3,083
Forward Currency Contracts	(19)
Foreign Currencies	1
Change in Unrealized Appreciation (Depreciation)	65,075
Net Increase (Decrease) in Net Assets Resulting from Operations	292,413

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,036,000, ($212,000), and ($12,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	162,051	216,763
Realized Net Gain (Loss)	65,287	(4,375)
Change in Unrealized Appreciation (Depreciation)	65,075	158,777
Net Increase (Decrease) in Net Assets Resulting from Operations	292,413	371,165
Distributions[1]
Total Distributions	(162,064)	(216,604)
Capital Share Transactions
Issued	2,112,377	362,489
Issued in Lieu of Cash Distributions	162,064	216,604
Redeemed	(1,929,309)	(748,794)
Net Increase (Decrease) from Capital Share Transactions	345,132	(169,701)
Total Increase (Decrease)	475,481	(15,140)
Net Assets
Beginning of Period	7,780,950	7,796,090
End of Period	8,256,431	7,780,950

1 Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.82	$13.55	$13.75	$13.84	$13.79
Investment Operations
Net Investment Income	.316[1]	.373[1]	.293[1]	.221[1]	.188
Net Realized and Unrealized Gain (Loss) on Investments	.244	.271	(.202)	(.071)	.052
Total from Investment Operations	.560	.644	.091	.150	.240
Distributions
Dividends from Net Investment Income	(.320)	(.374)	(.291)	(.229)	(.187)
Distributions from Realized Capital Gains	—	—	—	(.011)	(.003)
Total Distributions	(.320)	(.374)	(.291)	(.240)	(.190)
Net Asset Value, End of Period	$14.06	$13.82	$13.55	$13.75	$13.84

Total Return	4.10%	4.81%	0.67%	1.10%	1.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,256	$7,781	$7,796	$7,233	$10,397
Ratio of Total Expenses to Average Net Assets	0.02%	0.02%	0.02%	0.02%	0.02%
Ratio of Net Investment Income to Average Net Assets	2.27%	2.73%	2.15%	1.61%	1.37%
Portfolio Turnover Rate	118%	83%	118%[2]	66%	119%

1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund

Notes to Financial Statements

Vanguard Institutional Short-Term Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund has been established by Vanguard as an investment vehicle for certain collective trusts and other accounts managed by Vanguard or its affiliates and qualifying education savings plans. The fund is offered to investors who meet certain administrative and service criteria and invest a minimum of $10 million.

Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Institutional Short-Term Bond Fund

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended September 30, 2020, the fund’s average investments in long and short futures contracts represented 12% and 2% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.

During the year ended September 30, 2020, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic

Institutional Short-Term Bond Fund

payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The fund enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Institutional Short-Term Bond Fund

The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

During the year ended September 30, 2020, the fund’s average amounts of investments in credit protection sold and credit protection purchased each represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 9% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At September 30, 2020, counterparties had deposited in segregated accounts cash of $460,000 in connection with TBA transactions.

7. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

8. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

Institutional Short-Term Bond Fund

9. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended September 30, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

10. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2020, the fund had contributed to Vanguard capital in the amount of $332,000, representing less than 0.01% of the fund’s net assets and 0.13% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Institutional Short-Term Bond Fund

C. Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund’s investments and derivatives as of September 30, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
U.S. Government and Agency Obligations	—	825,952	—	825,952
Asset-Backed/Commercial Mortgage- Backed Securities	—	3,849,559	58,595	3,908,154
Corporate Bonds	—	2,552,526	—	2,552,526
Sovereign Bonds	—	710,364	—	710,364
Taxable Municipal Bonds	—	84,857	—	84,857
Temporary Cash Investments	324,135	—	—	324,135
Total	324,135	8,023,258	58,595	8,405,988
Derivative Financial Instruments
Assets
Futures Contracts[1]	519	—	—	519
Swap Contracts	80[1]	14	—	94
Total	599	14	—	613
Liabilities
Futures Contracts[1]	186	—	—	186
Forward Currency Contracts	—	19	—	19
Swap Contracts	7[1]	149	—	156
Total	193	168	—	361

1 Represents variation margin on the last day of the reporting period.

Institutional Short-Term Bond Fund

D. At September 30, 2020, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

		Foreign
	Interest Rate	Exchange	Credit
	Contracts	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)	($000)
Swap Premiums Paid	—	—	68	68
Variation Margin Receivable—Futures Contracts	519	—	—	519
Variation Margin Receivable—Centrally Cleared Swap Contracts	80	—	—	80
Unrealized Appreciation—Over-the-Counter Swap Contracts	—	—	14	14
Total Assets	599	—	82	681

Variation Margin Payable—Futures Contracts	186	—	—	186
Variation Margin Payable—Centrally Cleared Swap Contracts	7	—	—	7
Unrealized Depreciation—Forward Currency Contracts	—	19	—	19
Unrealized Depreciation—Over-the-Counter Swap Contracts	—	—	149	149
Total Liabilities	193	19	149	361

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2020, were:

		Foreign
	Interest Rate	Exchange	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	1,272	—	—	1,272
Swap Contracts	(24,351)	—	(100)	(24,451)
Forward Currency Contracts	—	(187)	—	(187)
Realized Net Gain (Loss) on Derivatives	(23,079)	(187)	(100)	(23,366)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	3,978	—	—	3,978
Swap Contracts	3,002	—	81	3,083
Forward Currency Contracts	—	(19)	—	(19)
Change in Unrealized Appreciation (Depreciation) on Derivatives	6,980	(19)	81	7,042

Institutional Short-Term Bond Fund

E. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, distributions in connection with fund share redemptions, and swap agreements were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	16
Total Distributable Earnings (Loss)	(16)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	116
Undistributed Long-Term Gains	22,645
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	163,071

The tax character of distributions paid was as follows:

	Year Ended September 30,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	162,064	216,604
Long-Term Capital Gains	—	—
Total	162,064	216,604

* Includes short-term capital gains, if any.

Institutional Short-Term Bond Fund

As of September 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	8,242,992
Gross Unrealized Appreciation	166,211
Gross Unrealized Depreciation	(3,140)
Net Unrealized Appreciation (Depreciation)	163,071

F. During the year ended September 30, 2020, the fund purchased $5,396,040,000 of investment securities and sold $4,224,746,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $3,262,945,000 and $4,029,178,000, respectively.

G. Capital shares issued and redeemed were:

	Year Ended September 30,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	151,334	26,336
Issued in Lieu of Cash Distributions	11,649	15,817
Redeemed	(138,913)	(54,155)
Net Increase (Decrease) in Shares Outstanding	24,070	(12,002)

H. Management has determined that no events or transactions occurred subsequent to September 30, 2020, that would require recognition or disclosure in these financial statements.

Institutional Intermediate-Term Bond Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2010, Through September 30, 2020

Initial Investment of $10,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2020
				Final Value
	One	Five	Ten	of a $10,000,000
	Year	Years	Years	Investment
Institutional Intermediate-Term Bond Fund Institutional Plus Shares	6.02%	3.27%	2.95%	$13,380,288
Bloomberg Barclays U.S. Intermediate Aggregate ex Baa Index	5.56	3.07	2.81	13,199,124
Bloomberg Barclays U.S. Aggregate Bond Index	6.98	4.18	3.64	14,291,098

The fund is the successor to VFTC Intermediate-Term Bond Trust (the predecessor trust), a collective trust managed by Vanguard Fiduciary Trust Company, an affiliate of The Vanguard Group, Inc. The predecessor trust transferred its assets to the fund in connection with the fund’s commencement of operations on or about June 19, 2015. The performance of the fund’s Institutional Plus Shares includes the performance of the predecessor trust prior to the commencement of the fund’s operations. The performance of the predecessor trust has not been adjusted to reflect the expenses of the fund’s Institutional Plus Shares. If the performance of the predecessor trust was adjusted to reflect the expenses of the fund’s Institutional Plus Shares, the predecessor trust’s performance would have been lower. The fund is managed with the same investment objective, strategies, policies, and risks as the predecessor trust. The predecessor trust was not an investment company registered under the Investment Company Act of 1940. If the predecessor trust had been an investment company, its performance may have been different.

See Financial Highlights for dividend and capital gains information.

Institutional Intermediate-Term Bond Fund

Fund Allocation

As of September 30, 2020

Asset-Backed/Commercial Mortgage-Backed Securities	11.9%
Corporate Bonds	28.6
Sovereign Bonds	4.2
Taxable Municipal Bonds	1.0
U.S. Government and Agency Obligations	54.3

The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Institutional Intermediate-Term Bond Fund

Financial Statements

Schedule of Investments

As of September 30, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (57.6%)
U.S. Government Securities (18.3%)
	United States Treasury Note/Bond	0.375%	3/31/22	250,000	250,860
	United States Treasury Note/Bond	0.125%	4/30/22	300,000	299,952
	United States Treasury Note/Bond	0.125%	6/30/22	250,000	249,960
	United States Treasury Note/Bond	0.125%	7/31/22	250,000	249,960
[1]	United States Treasury Note/Bond	1.625%	11/15/22	150,000	154,687
	United States Treasury Note/Bond	1.375%	2/15/23	235,000	241,867
[1]	United States Treasury Note/Bond	0.500%	3/15/23	420,000	423,675
	United States Treasury Note/Bond	0.250%	4/15/23	450,000	451,197
	United States Treasury Note/Bond	0.125%	5/15/23	150,000	149,907
	United States Treasury Note/Bond	0.250%	6/15/23	400,000	401,064
[1,2]	United States Treasury Note/Bond	2.875%	10/31/23	300,000	324,936
[1]	United States Treasury Note/Bond	2.625%	12/31/23	94,000	101,447
	United States Treasury Note/Bond	1.500%	10/31/24	175,000	184,079
	United States Treasury Note/Bond	1.500%	11/30/24	100,000	105,266
	United States Treasury Note/Bond	1.750%	12/31/24	75,000	79,805
	United States Treasury Note/Bond	1.375%	1/31/25	300,000	314,673
	United States Treasury Note/Bond	0.500%	3/31/25	100,000	101,125
	United States Treasury Note/Bond	0.250%	7/31/25	200,000	199,812
	United States Treasury Note/Bond	0.250%	8/31/25	14,740	14,724
	United States Treasury Note/Bond	2.250%	3/31/26	100,000	110,469
	United States Treasury Note/Bond	1.625%	11/30/26	175,000	188,153
	United States Treasury Note/Bond	1.750%	12/31/26	40,000	43,344
[1,2]	United States Treasury Note/Bond	1.125%	2/28/27	72,000	75,240
	United States Treasury Note/Bond	0.625%	3/31/27	250,000	253,202
	United States Treasury Note/Bond	0.500%	5/31/27	200,000	200,782
[1]	United States Treasury Note/Bond	0.625%	5/15/30	200,000	199,282
	United States Treasury Note/Bond	0.625%	8/15/30	125,600	124,874
					5,494,342
Agency Bonds and Notes (0.1%)
[3]	Fannie Mae Principal Strip	0.000%	1/15/30	4,900	4,398
	Federal Home Loan Banks	3.125%	6/13/25	6,300	7,090
	Federal Home Loan Banks	3.125%	9/12/25	7,050	7,976
	Federal Home Loan Banks	2.500%	12/10/27	8,450	9,526
[1]	Federal Home Loan Banks	3.250%	6/9/28	2,100	2,489
	Tennessee Valley Authority	2.875%	2/1/27	1,280	1,454
					32,933

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Conventional Mortgage-Backed Securities (33.3%)
[3,4]	Fannie Mae Pool	2.000%	5/1/28–8/1/28	2,630	2,732
¤,3,4	Fannie Mae Pool	2.500%	9/1/27–12/1/49	49,953	52,693
[3,4]	Fannie Mae Pool	3.000%	8/1/21–1/1/50	1,220,749	1,279,361
[3,4]	Fannie Mae Pool	3.500%	11/1/20–2/1/50	669,541	715,237
[3,4]	Fannie Mae Pool	4.000%	12/1/20–3/1/50	514,029	550,218
[3,4]	Fannie Mae Pool	4.500%	3/1/21–3/1/50	480,833	526,385
[3,4]	Fannie Mae Pool	5.000%	10/1/20–10/1/49	107,929	121,393
[3,4]	Fannie Mae Pool	5.500%	1/1/21–5/1/44	184,271	217,403
[3,4]	Fannie Mae Pool	6.000%	3/1/21–7/1/41	87,807	104,475
[3,4]	Fannie Mae Pool	6.500%	8/1/21–6/1/40	6,581	7,662
[3,4]	Fannie Mae Pool	7.000%	9/1/28–12/1/38	2,469	2,900
[3,4]	Fannie Mae Pool	7.500%	8/1/30–6/1/32	183	217
[3,4]	Fannie Mae Pool	8.000%	7/1/30–1/1/31	10	11
[3,4]	Fannie Mae Pool	8.500%	12/1/30	7	9
[3,4]	Freddie Mac Gold Pool	2.000%	9/1/28–1/1/32	4,493	4,675
[3,4]	Freddie Mac Gold Pool	2.500%	4/1/27–3/1/47	19,475	20,603
[3,4]	Freddie Mac Gold Pool	3.000%	2/1/27–8/1/47	110,411	117,408
[3,4]	Freddie Mac Gold Pool	3.500%	10/1/20–3/1/49	207,194	221,198
[3,4]	Freddie Mac Gold Pool	4.000%	5/1/24–5/1/49	115,308	123,961
[3,4]	Freddie Mac Gold Pool	4.500%	3/1/21–2/1/49	73,345	80,911
[3,4]	Freddie Mac Gold Pool	5.000%	10/1/20–2/1/49	13,879	15,623
[3,4]	Freddie Mac Gold Pool	5.500%	2/1/32–8/1/40	20,726	23,520
[3,4]	Freddie Mac Gold Pool	6.000%	10/1/27–5/1/40	15,823	18,608
[3,4]	Freddie Mac Gold Pool	6.500%	2/1/29–9/1/39	7,276	8,417
[3,4]	Freddie Mac Gold Pool	7.000%	5/1/28–6/1/38	1,371	1,572
[3,4]	Freddie Mac Gold Pool	7.500%	3/1/30–5/1/38	1,988	2,336
[3,4]	Freddie Mac Gold Pool	8.000%	4/1/30–7/1/30	9	11
[4]	Ginnie Mae I Pool	2.500%	1/15/43–6/15/43	757	801
[4]	Ginnie Mae I Pool	3.000%	9/15/42–8/15/45	25,819	27,155
[4]	Ginnie Mae I Pool	3.500%	1/15/42–6/15/47	35,010	36,771
[4]	Ginnie Mae I Pool	4.000%	4/15/39–12/15/46	4,826	5,182
[4]	Ginnie Mae I Pool	4.500%	7/15/33–12/15/46	22,698	25,260
[4]	Ginnie Mae I Pool	5.000%	9/15/33–9/15/41	10,662	12,207
[4]	Ginnie Mae I Pool	5.500%	3/15/31–2/15/41	6,296	7,180
[4]	Ginnie Mae I Pool	6.000%	12/15/28–3/15/41	3,687	4,171
[4]	Ginnie Mae I Pool	6.500%	12/15/27–6/15/38	2,390	2,751
[4]	Ginnie Mae I Pool	7.000%	8/15/24–11/15/31	130	148
[4]	Ginnie Mae I Pool	7.500%	4/15/31–3/15/32	35	41
[4]	Ginnie Mae I Pool	8.000%	4/15/30–10/15/30	34	41
[4]	Ginnie Mae I Pool	8.500%	7/15/30	17	22
¤,4	Ginnie Mae II Pool	2.000%	10/1/50–10/21/50	167,000	173,420
¤,4	Ginnie Mae II Pool	2.500%	3/20/43–10/1/50	3,418	3,620
[4]	Ginnie Mae II Pool	3.000%	3/20/27–12/20/49	485,839	503,128
[4]	Ginnie Mae II Pool	3.500%	6/20/42–12/20/49	330,544	353,823
[4]	Ginnie Mae II Pool	4.000%	2/20/34–12/20/49	228,186	244,929
[4]	Ginnie Mae II Pool	4.500%	3/20/33–11/20/49	375,548	402,991
[4]	Ginnie Mae II Pool	5.000%	5/20/39–11/20/49	39,089	43,111
[4]	Ginnie Mae II Pool	5.500%	4/20/37–3/20/41	2,449	2,800
[4]	Ginnie Mae II Pool	6.000%	5/20/36–10/20/41	4,095	4,819
[4]	Ginnie Mae II Pool	6.500%	3/20/38–7/20/39	44	53
¤,3,4	UMBS Pool	1.500%	10/1/35–11/1/35	171,000	174,687
¤,3,4	UMBS Pool	2.000%	10/1/35–11/1/50	2,398,700	2,465,823
¤,3,4	UMBS Pool	2.500%	5/1/50–11/1/50	188,440	197,772

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value·
		Coupon	Date	($000)	($000)
¤,3,4	UMBS Pool	3.000%	9/1/49–10/1/50	439,736	459,896
[3,4]	UMBS Pool	3.500%	11/1/40–2/1/50	247,613	262,617
[3,4]	UMBS Pool	4.000%	2/1/45–12/1/49	192,795	204,651
[3,4]	UMBS Pool	4.500%	4/1/49–3/1/50	104,584	110,465
[3,4]	UMBS Pool	5.000%	3/1/42–2/1/50	11,048	12,411
[3,4]	UMBS Pool	5.500%	4/1/38–4/1/41	26,208	30,731
[3,4]	UMBS Pool	6.000%	4/1/39	18,600	21,940
					10,014,956
Nonconventional Mortgage-Backed Securities (5.9%)
[3,4,5]	Fannie Mae Pool, 12M USD LIBOR + 1.785%	2.410%	8/1/33	22	23
[3,4,5]	Fannie Mae Pool, 12M USD LIBOR + 1.785%	2.535%	8/1/33	16	17
[3,4,5]	Fannie Mae Pool, 12M USD LIBOR + 1.800%	2.707%	7/1/33	74	76
[3,4,5]	Fannie Mae Pool, 12M USD LIBOR + 1.960%	2.710%	5/1/33	3	3
[3,4,5]	Fannie Mae Pool, 1YR CMT + 2.000%	3.697%	12/1/32	4	4
[3,4,5]	Fannie Mae Pool, 1YR CMT + 2.210%	3.406%	5/1/33	35	38
[3,4]	Fannie Mae REMICS	1.750%	5/25/43–3/25/46	51,805	52,852
[3,4]	Fannie Mae REMICS	1.850%	8/25/46	11,502	11,895
[3,4]	Fannie Mae REMICS	2.500%	9/25/49–12/25/49	142,554	150,165
[3,4]	Fannie Mae REMICS	2.750%	8/25/47	19,900	20,612
[3,4]	Fannie Mae REMICS	3.000%	2/25/43–9/25/48	132,103	137,814
[3,4]	Fannie Mae REMICS	3.500%	12/25/41–7/25/48	110,302	120,686
[3,4]	Fannie Mae REMICS	4.000%	12/25/47–10/25/48	44,989	50,315
[3,4]	Fannie Mae REMICS	5.250%	9/25/41	6,722	7,323
[3,4,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.750%	2.536%	8/1/37	50	52
[3,4,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.961%	3.918%	10/1/32	9	10
[3,4,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.961%	3.961%	2/1/33	15	16
[3,4]	Freddie Mac REMICS	2.500%	9/25/49–2/25/50	83,401	87,864
[3,4]	Freddie Mac REMICS	3.000%	11/25/47–12/15/47	22,855	23,669
[3,4]	Freddie Mac REMICS	3.500%	4/15/38–3/25/50	122,242	132,118
[3,4]	Freddie Mac REMICS	4.000%	8/15/47–5/15/49	324,999	359,413
[3,4]	Freddie Mac REMICS	5.500%	8/15/38	12,612	14,739
[3,4]	Freddie Mac REMICS	6.500%	12/15/44–11/15/47	94,701	114,545
[4]	Ginnie Mae REMICS	3.000%	11/20/45–7/20/48	279,903	293,787
[4]	Ginnie Mae REMICS	3.500%	4/20/48–5/20/49	115,333	125,109
[4]	Ginnie Mae REMICS	4.000%	10/20/47–9/20/48	22,925	24,309
[4]	Ginnie Mae REMICS	6.500%	6/20/47–9/20/47	38,244	45,594
					1,773,048
Total U.S. Government and Agency Obligations (Cost $16,976,221)					17,315,279
Asset-Backed/Commercial Mortgage-Backed Securities (12.6%)
[4]	Ally Auto Receivables Trust 2018-1	2.530%	2/15/23	1,770	1,801
[4]	Ally Auto Receivables Trust 2018-3	3.000%	1/17/23	1,232	1,246
[4]	Ally Auto Receivables Trust 2019-1	3.020%	4/15/24	4,910	5,163
[4]	Ally Auto Receivables Trust 2019-3	1.930%	5/15/24	12,310	12,560
[4]	Ally Auto Receivables Trust 2019-4	1.920%	1/15/25	710	736
[4]	Ally Master Owner Trust Series 2018-2	3.290%	5/15/23	21,500	21,897
[4]	Ally Master Owner Trust Series 2018-2	3.300%	7/17/23	20,180	20,630
[4]	AmeriCredit Automobile Receivables Trust 2020-2	0.660%	12/18/24	3,350	3,362
[4,6]	ARI Fleet Lease Trust 2020-A	1.800%	8/15/28	2,200	2,260

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4,6]	Aventura Mall Trust 2018-AVM	4.249%	7/5/40	460	490
[4,6]	Avis Budget Rental Car Funding AESOP LLC 2017-1A	3.070%	9/20/23	2,745	2,826
[4,6]	Avis Budget Rental Car Funding AESOP LLC 2019-1A	3.450%	3/20/23	4,430	4,543
[4]	Banc of America Commercial Mortgage Trust 2015-UBS7	3.429%	9/15/48	280	298
[4]	Banc of America Commercial Mortgage Trust 2015-UBS7	3.441%	9/15/48	912	992
[4]	Banc of America Commercial Mortgage Trust 2017-BNK3	3.574%	2/15/50	330	373
[4]	BANK 2017 - BNK4	3.625%	5/15/50	280	319
[4]	BANK 2017 - BNK6	3.254%	7/15/60	4,580	5,119
[4]	BANK 2017 - BNK6	3.518%	7/15/60	1,110	1,262
[4]	BANK 2017 - BNK6	3.741%	7/15/60	440	490
[4]	BANK 2017 - BNK7	3.175%	9/15/60	13,570	15,016
[4]	BANK 2017 - BNK7	3.435%	9/15/60	1,190	1,349
[4]	BANK 2017 - BNK8	3.488%	11/15/50	4,170	4,738
[4]	BANK 2018 - BN10	3.641%	2/15/61	1,030	1,156
[4]	BANK 2018 - BN12	4.255%	5/15/61	780	923
[4]	BANK 2018 - BN14	4.185%	9/15/60	160	184
[4]	BANK 2018 - BN14	4.231%	9/15/60	1,055	1,254
[4]	BANK 2019 - BN17	3.623%	4/15/52	285	325
[4]	BANK 2019 - BN17	3.714%	4/15/52	4,459	5,186
[4]	BANK 2019 - BN19	3.183%	8/15/61	3,910	4,415
[4]	BANK 2019 - BN20	3.011%	9/15/62	7,180	8,052
[4]	BANK 2019 - BN23	2.846%	12/15/52	1,900	2,091
[4]	BANK 2019 - BN23	2.920%	12/15/52	11,780	13,142
[4]	BANK 2019 - BN24	2.960%	11/15/62	30,620	34,277
[4]	BANK 2020 - BN28	1.725%	3/15/63	7,000	7,187
[4]	BBCMS Mortgage Trust 2019-C5	3.063%	11/15/52	13,010	14,615
[4]	BBCMS Mortgage Trust 2020-C6	2.639%	2/15/53	2,515	2,763
[4]	Benchmark 2018-B1 Mortgage Trust	3.602%	1/15/51	640	713
[4]	Benchmark 2018-B1 Mortgage Trust	3.878%	1/15/51	1,360	1,550
[4]	Benchmark 2019-B10 Mortgage Trust	3.615%	3/15/62	305	346
[4]	Benchmark 2019-B15 Mortgage Trust	2.859%	12/15/72	5,250	5,792
[4]	Benchmark 2019-B15 Mortgage Trust	2.928%	12/15/72	20,500	22,902
[4]	Benchmark 2020-B16 Mortgage Trust	2.732%	2/15/53	3,320	3,662
[4]	Benchmark 2020-B19 Mortgage Trust	1.745%	9/15/53	7,163	7,363
[4]	BMW Vehicle Owner Trust 2018-A	1.920%	1/25/24	24,330	24,775
[4]	BMW Vehicle Owner Trust 2018-A	2.510%	6/25/24	9,710	9,890
[4]	BMW Vehicle Owner Trust 2020-A	0.480%	10/25/24	17,400	17,444
[4]	BMW Vehicle Owner Trust 2020-A	0.620%	4/26/27	2,720	2,735
[4,5]	Brazos Higher Education Authority Inc. Series 2005-3, 3M USD LIBOR + 0.200%	0.425%	6/25/26	1,143	1,138
[4,5]	Brazos Higher Education Authority Inc. Series 2011-1, 3M USD LIBOR + 0.800%	1.050%	2/25/30	778	779
[4,6]	Canadian Pacer Auto Receivables Trust A Series 2018	3.220%	9/19/22	4,080	4,131
[4,6]	Canadian Pacer Auto Receivables Trust A Series 2019	2.960%	6/19/24	1,300	1,350
[4,6]	Canadian Pacer Auto Receivables Trust A Series 2018	3.270%	12/19/22	4,948	4,984

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4,6]	Canadian Pacer Auto Receivables Trust A Series 2018	3.440%	8/21/23	2,630	2,713
[4,6]	Canadian Pacer Auto Receivables Trust A Series 2020	1.830%	7/19/24	8,600	8,756
[4,6]	Canadian Pacer Auto Receivables Trust A Series 2020	1.890%	3/19/25	1,840	1,868
[4]	Cantor Commercial Real Estate Lending 2019-CF3	3.006%	1/15/53	18,800	21,116
[4]	Capital One Auto Receivables Trust 2019-1	2.510%	11/15/23	12,470	12,751
[4]	Capital One Auto Receivables Trust 2019-1	2.560%	10/15/24	4,210	4,404
[4]	Capital One Auto Receivables Trust 2019-2	1.920%	5/15/24	28,620	29,231
[4]	Capital One Auto Receivables Trust 2020-1	1.600%	11/15/24	19,830	20,249
[4]	Capital One Auto Receivables Trust 2020-1	1.630%	8/15/25	3,550	3,660
[4]	Capital One Multi-Asset Execution Trust 2019-A1	2.840%	12/15/24	29,470	30,507
[4]	CarMax Auto Owner Trust 2017-3	2.220%	11/15/22	9,990	10,128
[4]	CarMax Auto Owner Trust 2017-4	2.330%	5/15/23	2,470	2,517
[4]	CarMax Auto Owner Trust 2018-1	2.640%	6/15/23	7,400	7,609
[4]	CarMax Auto Owner Trust 2018-3	3.130%	6/15/23	15,812	16,105
[4]	CarMax Auto Owner Trust 2018-3	3.270%	3/15/24	9,680	10,151
[4]	CarMax Auto Owner Trust 2018-4	3.360%	9/15/23	11,640	11,935
[4]	CarMax Auto Owner Trust 2018-4	3.480%	2/15/24	4,290	4,562
[4]	CarMax Auto Owner Trust 2019-3	2.180%	8/15/24	27,410	28,165
[4]	CarMax Auto Owner Trust 2019-3	2.300%	4/15/25	5,000	5,247
[4]	CarMax Auto Owner Trust 2019-4	2.020%	11/15/24	33,050	34,046
[4]	CarMax Auto Owner Trust 2019-4	2.130%	7/15/25	4,790	5,023
[4]	CarMax Auto Owner Trust 2020-1	2.030%	6/16/25	3,040	3,185
[4]	CarMax Auto Owner Trust 2020-3	0.620%	3/17/25	25,850	25,978
[4]	CarMax Auto Owner Trust 2020-3	0.770%	3/16/26	2,940	2,969
[4]	CCUBS Commercial Mortgage Trust 2017-C1	3.283%	11/15/50	5,000	5,581
[4]	CD 2016-CD1 Commercial Mortgage Trust	2.724%	8/10/49	110	119
[4]	CD 2017-CD3 Commercial Mortgage Trust	3.631%	2/10/50	1,250	1,417
[4]	CD 2017-CD4 Commercial Mortgage Trust	3.514%	5/10/50	480	542
[4]	CD 2017-CD6 Commercial Mortgage Trust	3.456%	11/13/50	785	889
[4]	CenterPoint Energy Transition Bond Co. IV LLC 2012-1	2.161%	10/15/21	36	36
[4,6]	CFCRE Commercial Mortgage Trust 2011-C2	5.931%	12/15/47	2,298	2,379
[4]	CFCRE Commercial Mortgage Trust 2016-C4	3.283%	5/10/58	3,376	3,672
[4,6]	Chesapeake Funding II LLC 2018-1	3.040%	4/15/30	7,554	7,668
[4,6]	Chesapeake Funding II LLC 2019-1	2.940%	4/15/31	16,873	17,285
[4,6]	Chesapeake Funding II LLC 2019-2	1.950%	9/15/31	13,019	13,232
[4,6]	Chesapeake Funding II LLC 2020-1	0.870%	8/16/32	10,563	10,592
[4,6]	Citigroup Commercial Mortgage Trust 2012-GC8	3.683%	9/10/45	500	515
[4]	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	1,527	1,596
[4]	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	226	236
[4]	Citigroup Commercial Mortgage Trust 2014-GC19	3.753%	3/10/47	108	115
[4]	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	8,709	9,480
[4]	Citigroup Commercial Mortgage Trust 2014-GC21	3.575%	5/10/47	708	752

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4]	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	4,234	4,615
[4]	Citigroup Commercial Mortgage Trust 2014-GC23	3.356%	7/10/47	705	755
[4]	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	1,575	1,712
[4]	Citigroup Commercial Mortgage Trust 2014-GC23	3.863%	7/10/47	275	298
[4]	Citigroup Commercial Mortgage Trust 2014-GC25	3.372%	10/10/47	1,640	1,770
[4]	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	4,607	5,032
[4]	Citigroup Commercial Mortgage Trust 2015-GC27	3.137%	2/10/48	20	22
[4]	Citigroup Commercial Mortgage Trust 2015-GC31	3.762%	6/10/48	620	692
[4]	Citigroup Commercial Mortgage Trust 2015-GC36	3.349%	2/10/49	2,600	2,843
[4]	Citigroup Commercial Mortgage Trust 2016-GC37	3.050%	4/10/49	4,200	4,462
[4]	Citigroup Commercial Mortgage Trust 2016-GC37	3.314%	4/10/49	4,000	4,417
[4]	Citigroup Commercial Mortgage Trust 2017-C4	3.471%	10/12/50	1,070	1,215
[4]	Citigroup Commercial Mortgage Trust 2017-P8	3.203%	9/15/50	4,560	5,015
[4]	Citigroup Commercial Mortgage Trust 2017-P8	3.465%	9/15/50	2,460	2,789
[4]	Citigroup Commercial Mortgage Trust 2018-C5	4.228%	6/10/51	65	77
[4]	Citigroup Commercial Mortgage Trust 2019-C7	2.860%	12/15/72	10,150	11,174
[4]	Citigroup Commercial Mortgage Trust 2019-C7	3.042%	12/15/72	8,630	9,669
[4]	Citigroup Commercial Mortgage Trust 2019-C7	3.102%	12/15/72	20,500	23,177
[4]	CNH Equipment Trust 2017-C	2.080%	2/15/23	1,879	1,889
[4]	CNH Equipment Trust 2020-A	1.160%	6/16/25	7,250	7,350
[4]	CNH Equipment Trust 2020-A	1.510%	4/15/27	2,040	2,101
[4]	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	666	687
[4]	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	999	1,032
[4,6]	COMM 2012-CCRE3 Mortgage Trust	3.416%	10/15/45	770	789
[4]	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	1,357	1,384
[4]	COMM 2012-CCRE4 Mortgage Trust	3.251%	10/15/45	50	50
[4]	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	580	600
[4,6]	COMM 2013-300P Mortgage Trust	4.353%	8/10/30	910	977
[4]	COMM 2013-CCRE11 Mortgage Trust	3.983%	8/10/50	2,059	2,224
[4]	COMM 2013-CCRE11 Mortgage Trust	4.258%	8/10/50	922	1,008
[4]	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	371	400
[4]	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	2,128	2,314
[4]	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/46	4,200	4,594
[4]	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	10	11
[4]	COMM 2013-CCRE9 Mortgage Trust	4.362%	7/10/45	1,947	2,113
[4,6]	COMM 2013-CCRE9 Mortgage Trust	4.385%	7/10/45	2,331	2,463

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4]	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	160	171
[4]	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	748	779
[4,6]	COMM 2013-SFS Mortgage Trust	3.086%	4/12/35	1,400	1,377
[4,6]	COMM 2014-277P Mortgage Trust	3.732%	8/10/49	100	108
[4]	COMM 2014-CCRE14 Mortgage Trust	3.955%	2/10/47	4,000	4,347
[4]	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	1,068	1,174
[4]	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	10	11
[4]	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	1,328	1,459
[4]	COMM 2014-CCRE17 Mortgage Trust	4.174%	5/10/47	330	359
[4]	COMM 2014-CCRE18 Mortgage Trust	3.550%	7/15/47	6,160	6,602
[4]	COMM 2014-CCRE18 Mortgage Trust	3.828%	7/15/47	4,082	4,471
[4]	COMM 2014-CCRE20 Mortgage Trust	3.326%	11/10/47	2,370	2,542
[4]	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	1,587	1,755
[4]	COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	570	622
[4]	COMM 2015-CCRE24 Mortgage Trust	3.432%	8/10/48	2,512	2,761
[4]	COMM 2015-CCRE24 Mortgage Trust	3.696%	8/10/48	2,916	3,253
[4]	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	1,838	2,058
[4]	COMM 2015-CCRE27 Mortgage Trust	3.612%	10/10/48	3,386	3,777
[4]	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	1,195	1,296
[4]	COMM 2019-G44 Mortgage Trust	2.873%	8/15/57	2,050	2,269
[4]	COMM 2019-G44 Mortgage Trust	2.950%	8/15/57	9,970	11,131
[4]	CSAIL 2015-C4 Commercial Mortgage Trust	3.808%	11/15/48	857	958
[4]	CSAIL 2016-C7 Commercial Mortgage Trust	3.210%	11/15/49	3,350	3,657
[4]	CSAIL 2016-C7 Commercial Mortgage Trust	3.502%	11/15/49	2,713	3,022
[4]	CSAIL 2017-C8 Commercial Mortgage Trust	3.392%	6/15/50	1,280	1,437
[4]	CSAIL 2019-C18 Commercial Mortgage Trust	2.968%	12/15/52	17,500	19,423
[4]	CSAIL 2020-C19 Commercial Mortgage Trust	2.561%	3/15/53	4,500	4,871
[4,6]	Daimler Trucks Retail Trust 2019-1	2.770%	8/15/22	52,026	52,669
[4,6]	Daimler Trucks Retail Trust 2019-1	2.790%	5/15/25	7,420	7,647
[4]	DBJPM 16-C3 Mortgage Trust	2.632%	8/10/49	9,200	9,878
[4]	DBJPM 17-C6 Mortgage Trust	3.328%	6/10/50	3,210	3,615
[4,5,6]	DELAM 2018-1, 1M USD LIBOR + 0.700%	0.856%	11/19/25	27,600	27,598
§,4,6	Dell Equipment Finance Trust 2020-2	0.470%	10/24/22	13,380	13,378
§,4,6	Dell Equipment Finance Trust 2020-2	0.570%	10/23/23	11,550	11,549
[4]	Discover Card Execution Note Trust 2018-A5	3.320%	3/15/24	12,560	12,930
[4]	Discover Card Execution Note Trust 2019-A1	3.040%	7/15/24	27,100	28,080
[4,6]	DLL Securitization Trust Series 2018-1	3.100%	4/18/22	3,558	3,579
[4,6]	DLL Securitization Trust Series 2018-A3	3.460%	1/20/22	8,103	8,175
[4,6]	DLL Securitization Trust Series 2018-A4	3.590%	6/20/24	6,870	7,050
[4,6]	DLL Securitization Trust Series 2019-DA1	2.890%	4/20/23	5,580	5,675
[4,6]	DLL Securitization Trust Series 2019-DA1	2.920%	4/20/27	8,160	8,534
[4,6]	DLL Securitization Trust Series 2019-MT3	2.080%	2/21/23	17,800	18,125
[4,6]	DLL Securitization Trust Series 2019-MT3	2.150%	9/21/26	10,200	10,510
[4]	Drive Auto Receivables Trust 2020-1	2.020%	11/15/23	3,180	3,222
[4,5,6]	Edsouth Indenture No 9 LLC 2015-1, 1M USD LIBOR + 0.800%	0.948%	10/25/56	231	227
[4,6]	Enterprise Fleet Financing LLC Series 2019-1	2.980%	10/20/24	4,340	4,411
[4,6]	Enterprise Fleet Financing LLC Series 2019-1	3.070%	10/20/24	9,750	10,204
[4,6]	Enterprise Fleet Financing LLC Series 2019-3	2.060%	5/20/25	12,095	12,288
[4,6]	Enterprise Fleet Financing LLC Series 2020-1	1.780%	12/22/25	26,940	27,348
[4,6]	Enterprise Fleet Financing LLC Series 2020-1	1.860%	12/22/25	3,400	3,490
[4,6]	Enterprise Fleet Financing LLC Series 2020-1	0.610%	7/20/26	10,590	10,588
[3,4]	Fannie Mae Grantor Trust 2017-T1	2.898%	6/25/27	6,919	7,654

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[3,4]	Federal Home Loan Mortgage Corp 2017- 357A	2.500%	9/15/47	18,388	19,852
[4]	Fifth Third Auto Trust 2017-1	2.030%	7/15/24	13,110	13,197
[4,6]	Flagship Credit Auto Trust 2020-1	1.490%	7/15/24	5,325	5,374
[4,6]	Fontainebleau Miami Beach Trust 2019-FBLU	3.144%	12/10/36	4,380	4,477
[4]	Ford Credit Auto Lease Trust 2020-A	1.850%	3/15/23	8,500	8,643
[4]	Ford Credit Auto Lease Trust 2020-B	0.620%	8/15/23	27,390	27,512
[4]	Ford Credit Auto Lease Trust 2020-B	0.690%	10/15/23	4,470	4,485
[4,6]	Ford Credit Auto Owner Trust 2017-1	2.620%	8/15/28	26,030	26,825
[4,6]	Ford Credit Auto Owner Trust 2017-2	2.360%	3/15/29	13,160	13,634
[4]	Ford Credit Auto Owner Trust 2017-B	1.870%	9/15/22	7,500	7,534
[4]	Ford Credit Auto Owner Trust 2018-B	3.240%	4/15/23	21,011	21,379
[4]	Ford Credit Auto Owner Trust 2018-B	3.380%	3/15/24	8,300	8,746
[4,6]	Ford Credit Auto Owner Trust 2018-REV1	3.190%	7/15/31	6,690	7,370
[4,6]	Ford Credit Auto Owner Trust 2018-REV2	3.470%	1/15/30	12,560	13,543
[4,6]	Ford Credit Auto Owner Trust 2019-1	3.520%	7/15/30	13,211	14,439
[4]	Ford Credit Auto Owner Trust 2019-A	2.780%	9/15/23	35,430	36,258
[4]	Ford Credit Auto Owner Trust 2019-A	2.850%	8/15/24	18,600	19,639
[4,6]	Ford Credit Auto Owner Trust 2020-1	2.040%	8/15/31	2,940	3,079
[4]	Ford Credit Auto Owner Trust 2020-A	1.040%	8/15/24	7,830	7,926
[4]	Ford Credit Auto Owner Trust 2020-A	1.350%	7/15/25	2,250	2,306
[4]	Ford Credit Auto Owner Trust 2020-B	0.560%	10/15/24	43,000	43,210
[4]	Ford Credit Auto Owner Trust 2020-B	0.790%	11/15/25	27,800	28,119
[4]	Ford Credit Floorplan Master Owner Trust 2019-A	2.440%	9/15/26	150	159
[4]	Ford Credit Floorplan Master Owner Trust A 2019-3	2.230%	9/15/24	37,695	38,978
[4]	Ford Credit Floorplan Master Owner Trust A Series 2018-1	2.950%	5/15/23	54,110	54,996
[4]	Ford Credit Floorplan Master Owner Trust A Series 2018-3	3.520%	10/15/23	50,195	51,803
[4]	Ford Credit Floorplan Master Owner Trust A Series 2019-1	2.840%	3/15/24	14,900	15,405
[4]	Ford Credit Floorplan Master Owner Trust A Series 2020-1	0.700%	9/15/25	29,760	29,823
[4]	Ford Credit Floorplan Master Owner Trust A Series 2020-2	1.060%	9/15/27	13,150	13,177
[4]	GM Financial Automobile Leasing Trust 2019-3	2.030%	6/20/22	23,630	23,900
[4]	GM Financial Automobile Leasing Trust 2020-1	1.670%	12/20/22	6,480	6,573
[4]	GM Financial Automobile Leasing Trust 2020-1	1.700%	12/20/23	1,400	1,430
[4]	GM Financial Automobile Leasing Trust 2020-2	0.800%	7/20/23	12,390	12,489
[4]	GM Financial Automobile Leasing Trust 2020-2	1.010%	7/22/24	1,640	1,661
[4]	GM Financial Consumer Automobile 2018-2	3.020%	12/18/23	4,430	4,583
[4]	GM Financial Consumer Automobile 2018-3	3.020%	5/16/23	13,186	13,406
[4]	GM Financial Consumer Automobile 2018-3	3.160%	1/16/24	5,820	6,089
[4]	GM Financial Consumer Automobile 2018-4	3.210%	10/16/23	11,969	12,245
[4]	GM Financial Consumer Automobile 2018-4	3.320%	6/17/24	8,450	8,903
[4]	GM Financial Consumer Automobile 2019-1	3.110%	7/16/24	11,470	12,070
[4]	GM Financial Consumer Automobile 2019-2	2.650%	2/16/24	27,340	27,887
[4]	GM Financial Consumer Automobile 2019-2	2.710%	8/16/24	8,260	8,650
[4]	GM Financial Consumer Automobile 2019-3	2.180%	4/16/24	15,340	15,677
[4]	GM Financial Consumer Automobile 2019-4	1.750%	7/16/24	26,510	27,004
[4]	GM Financial Consumer Automobile 2019-4	1.760%	1/16/25	3,710	3,826
[4]	GM Financial Consumer Automobile 2020-1	1.840%	9/16/24	8,640	8,831

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4]	GM Financial Consumer Automobile 2020-3	0.580%	1/16/26	4,500	4,523
[4]	GM Financial Leasing Trust	0.450%	8/21/23	11,650	11,640
[4]	GM Financial Leasing Trust	0.510%	10/21/24	3,180	3,180
[4,6]	GMF Floorplan Owner Revolving Trust	0.680%	8/15/25	5,520	5,521
[4,6]	GMF Floorplan Owner Revolving Trust 2019-1	2.700%	4/15/24	13,170	13,621
[4,6]	GMF Floorplan Owner Revolving Trust 2019-2	2.900%	4/15/26	27,600	29,644
[4,6]	Golden Credit Card Trust 2018-4A	3.440%	8/15/25	25,470	27,340
[4,5,6]	Gosforth Funding 2018-1A plc, 3M USD LIBOR + 0.450%	0.700%	8/25/60	6,605	6,602
[4,6]	GreatAmerica Leasing Receivables Funding LLC Series 2018-1	2.830%	6/17/24	3,690	3,752
[4,6]	GreatAmerica Leasing Receivables Funding LLC Series 2019-1	3.210%	2/18/25	4,110	4,316
[4,6]	GreatAmerica Leasing Receivables Funding LLC Series 2020-1	1.760%	8/15/23	14,300	14,615
[4,6]	GreatAmerica Leasing Receivables Funding LLC Series 2020-1	1.850%	2/16/26	3,100	3,212
[4,6]	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	233	241
[4]	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	1,055	1,109
[4]	GS Mortgage Securities Trust 2013-GCJ14	3.955%	8/10/46	30	32
[4]	GS Mortgage Securities Trust 2014-GC20	3.998%	4/10/47	5,884	6,394
[4]	GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	210	231
[4]	GS Mortgage Securities Trust 2014-GC24	4.162%	9/10/47	140	151
[4]	GS Mortgage Securities Trust 2014-GC26	3.364%	11/10/47	1,680	1,800
[4]	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	3,140	3,431
[4]	GS Mortgage Securities Trust 2015-GC28	3.136%	2/10/48	90	97
[4]	GS Mortgage Securities Trust 2015-GC28	3.396%	2/10/48	40	44
[4]	GS Mortgage Securities Trust 2015-GC30	3.382%	5/10/50	5	5
[4]	GS Mortgage Securities Trust 2015-GC32	3.498%	7/10/48	7,000	7,630
[4]	GS Mortgage Securities Trust 2015-GC34	3.244%	10/10/48	2,060	2,199
[4]	GS Mortgage Securities Trust 2015-GC34	3.506%	10/10/48	1,720	1,903
[4]	GS Mortgage Securities Trust 2016-GS3	2.850%	10/10/49	180	195
[4]	GS Mortgage Securities Trust 2017-GS6	3.433%	5/10/50	2,490	2,811
[4]	GS Mortgage Securities Trust 2018-GS10	4.155%	7/10/51	720	854
[4]	GS Mortgage Securities Trust 2019-GC38	3.968%	2/10/52	2,600	3,048
[4]	GS Mortgage Securities Trust 2019-GC40	3.160%	7/10/52	1,170	1,316
[4]	GS Mortgage Securities Trust 2019-GS4	3.001%	9/1/52	2,400	2,686
[4]	GS Mortgage Securities Trust 2020-GC45	2.911%	2/13/53	26,700	29,736
[4]	GS Mortgage Securities Trust-2020-GC45	2.843%	2/13/53	5,550	6,099
[4]	Harley-Davidson Motorcycle Trust 2019-A	2.340%	2/15/24	13,310	13,550
[4]	Harley-Davidson Motorcycle Trust 2019-A	2.390%	11/15/26	2,960	3,068
[4]	Harley-Davidson Motorcycle Trust 2020-A	1.870%	10/15/24	6,220	6,344
[4]	Harley-Davidson Motorcycle Trust 2020-A	1.930%	4/15/27	2,000	2,066
[4,6]	Hertz Vehicle Financing II LP 2015-3A	2.670%	9/25/21	1,437	1,438
[4,6]	Hertz Vehicle Financing II LP 2016-2A	2.950%	3/25/22	1,589	1,589
[4,6]	Hilton USA Trust 2016-HHV	3.719%	11/5/38	30	32
[4,5,6]	Holmes Master Issuer plc 2018-1, 3M USD LIBOR + 0.360%	0.635%	10/15/54	4,080	4,079
[4,5,6]	Holmes Master Issuer plc 2018-2A, 3M USD LIBOR + 0.420%	0.695%	10/15/54	7,777	7,778
[4]	Honda Auto Receivables 2017-3 Owner Trust	1.980%	11/20/23	6,490	6,530
[4]	Honda Auto Receivables 2018-3 Owner Trust	3.070%	11/21/24	5,020	5,189
[4]	Honda Auto Receivables 2018-4 Owner Trust	2.520%	6/21/23	12,490	12,799
[4]	Honda Auto Receivables 2018-4 Owner Trust	2.540%	3/21/25	2,530	2,650

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4]	Honda Auto Receivables 2018-4 Owner Trust	3.300%	7/15/25	11,220	11,730
[4]	Honda Auto Receivables 2019-1 Owner Trust	2.900%	6/18/24	5,000	5,236
[4]	Honda Auto Receivables 2019-3 Owner Trust	1.780%	8/15/23	33,200	33,828
[4]	Honda Auto Receivables 2019-3 Owner Trust	1.850%	8/15/25	9,700	9,999
[4]	Honda Auto Receivables 2020-1 Owner Trust	1.610%	4/22/24	30,170	30,889
[4]	Honda Auto Receivables 2020-1 Owner Trust	1.630%	10/21/26	5,610	5,790
[4]	Honda Auto Receivables 2020-2 Owner Trust	0.820%	7/15/24	16,600	16,753
[4]	Honda Auto Receivables 2020-2 Owner Trust	1.090%	10/15/26	4,300	4,376
[4]	Honda Auto Receivables 2020-3 Owner Trust	0.460%	4/19/27	5,290	5,286
[4,6]	Houston Galleria Mall Trust 2015-HGLR	3.087%	3/5/37	13,080	13,217
[4,6]	HPEFS Equipment Trust 2019-1	2.190%	9/20/29	4,856	4,886
[4,6]	HPEFS Equipment Trust 2019-1	2.210%	9/20/29	1,500	1,524
[4,6]	HPEFS Equipment Trust 2020-1A	1.760%	2/20/30	4,800	4,887
[4,6]	Hudson Yards 2019-30HY	3.228%	7/10/39	910	1,021
[4,6]	Hyundai Auto Lease Securitization Trust	0.510%	9/15/23	14,830	14,832
[4,6]	Hyundai Auto Lease Securitization Trust	0.580%	6/17/24	2,490	2,492
[4,6]	Hyundai Auto Lease Securitization Trust 2019-B	2.040%	8/15/22	37,070	37,537
[4,6]	Hyundai Auto Lease Securitization Trust 2020-A	1.950%	7/17/23	8,260	8,430
[4]	Hyundai Auto Receivables Trust 2019-A	2.710%	5/15/25	6,050	6,320
[4]	Hyundai Auto Receivables Trust 2019-B	1.940%	2/15/24	9,820	10,036
[4]	Hyundai Auto Receivables Trust 2019-B	2.000%	4/15/25	5,740	5,957
[4]	Hyundai Auto Receivables Trust 2020-A	1.410%	11/15/24	14,260	14,563
[4]	Hyundai Auto Receivables Trust 2020-A	1.720%	6/15/26	9,420	9,782
[4]	Hyundai Auto Receivables Trust 2020-B	0.480%	12/16/24	22,790	22,817
[4]	Hyundai Auto Receivables Trust 2020-B	0.620%	12/15/25	5,050	5,070
[4,6]	Hyundai Floorplan Master Owner Trust Series 2019-1A	2.680%	4/15/24	5,210	5,387
[4,6]	Irvine Core Office Trust 2013-IRV	3.279%	5/15/48	2,184	2,273
[4]	John Deere Owner Trust 2018-B	2.910%	7/17/23	27,010	27,615
[4]	John Deere Owner Trust 2018-B	3.230%	6/16/25	4,790	4,967
[4]	John Deere Owner Trust 2018-B	3.000%	1/15/26	4,270	4,475
[4]	John Deere Owner Trust 2019-B	2.210%	12/15/23	9,580	9,805
[4]	John Deere Owner Trust 2019-B	2.320%	5/15/26	5,100	5,320
[4]	John Deere Owner Trust 2020-B	0.510%	11/15/24	9,160	9,177
[4]	John Deere Owner Trust 2020-B	0.720%	6/15/27	2,410	2,425
[4,6]	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C3	4.717%	2/15/46	1,522	1,521
[4,6]	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5	5.605%	8/15/46	1,383	1,419
[4,6]	JP Morgan Chase Commercial Mortgage Securities Trust 2011-RR1	4.717%	3/16/46	9,826	9,876
[4]	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C6	3.507%	5/15/45	326	337
[4]	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8	2.829%	10/15/45	766	787
[4,6]	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8	3.424%	10/15/45	1,523	1,576
[4,6]	JP Morgan Chase Commercial Mortgage Securities Trust 2012-HSBC	3.093%	7/5/32	1,600	1,639
[4]	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13	3.994%	1/15/46	2,612	2,806

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4]	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	3.674%	12/15/46	309	324
[4]	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	3.881%	12/15/46	185	198
[4]	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	4.166%	12/15/46	1,250	1,363
[4]	JP Morgan Chase Commercial Mortgage Securities Trust 2013-LC11	2.960%	4/15/46	2,841	2,969
[4]	JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20	3.461%	7/15/47	80	83
[4]	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP3	2.870%	8/15/49	1,525	1,662
[4]	JP Morgan Chase Commercial Mortgage Securities Trust 2017-JP5	3.723%	3/15/50	5,080	5,814
[4]	JP Morgan Chase Commercial Mortgage Securities Trust 2017-JP6	3.224%	7/15/50	3,830	4,273
[4]	JP Morgan Chase Commercial Mortgage Securities Trust 2017-JP6	3.490%	7/15/50	2,170	2,460
[4]	JP Morgan Chase Commercial Mortgage Securities Trust 2017-JP7	3.454%	9/15/50	895	1,016
[4]	JPMBB Commercial Mortgage Securities Trust 2013-C12	3.363%	7/15/45	1,220	1,278
[4]	JPMBB Commercial Mortgage Securities Trust 2013-C12	3.664%	7/15/45	3,137	3,342
[4]	JPMBB Commercial Mortgage Securities Trust 2013-C12	4.175%	7/15/45	1,465	1,549
[4]	JPMBB Commercial Mortgage Securities Trust 2013-C14	4.133%	8/15/46	490	530
[4]	JPMBB Commercial Mortgage Securities Trust 2013-C15	3.659%	11/15/45	120	125
[4]	JPMBB Commercial Mortgage Securities Trust 2013-C17	4.199%	1/15/47	4,238	4,637
[4]	JPMBB Commercial Mortgage Securities Trust 2014-C18	4.079%	2/15/47	3,930	4,303
[4]	JPMBB Commercial Mortgage Securities Trust 2014-C18	4.439%	2/15/47	450	481
[4]	JPMBB Commercial Mortgage Securities Trust 2014-C19	3.997%	4/15/47	165	181
[4]	JPMBB Commercial Mortgage Securities Trust 2014-C21	3.493%	8/15/47	184	195
[4]	JPMBB Commercial Mortgage Securities Trust 2014-C24	3.639%	11/15/47	1,144	1,253
[4]	JPMBB Commercial Mortgage Securities Trust 2014-C26	3.231%	1/15/48	86	92
[4]	JPMBB Commercial Mortgage Securities Trust 2014-C26	3.494%	1/15/48	165	180
[4]	JPMBB Commercial Mortgage Securities Trust 2015-C27	3.179%	2/15/48	110	119
[4]	JPMBB Commercial Mortgage Securities Trust 2015-C30	3.822%	7/15/48	20	22
[4]	JPMBB Commercial Mortgage Securities Trust 2015-C31	3.801%	8/15/48	250	280
[4]	JPMBB Commercial Mortgage Securities Trust 2015-C32	3.598%	11/15/48	3,489	3,883

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4]	JPMDB Commercial Mortgage Securities Trust 2016-C4	3.141%	12/15/49	400	443
[4]	JPMDB Commercial Mortgage Securities Trust 2017-C7	3.409%	10/15/50	360	408
[4]	JPMDB Commercial Mortgage Securities Trust 2018-C8	4.211%	6/15/51	60	71
[4,6]	Kubota Credit Owner Trust 2020-1	1.960%	3/15/24	7,570	7,803
[4,6]	Kubota Credit Owner Trust 2020-2A	0.590%	10/15/24	11,050	11,067
[4,6]	Kubota Credit Owner Trust 2020-2A	0.730%	6/15/26	3,000	3,012
[4,5]	Lanark Master Issuer plc 2018-2A, 3M USD LIBOR + 0.420%	0.676%	12/22/69	5,280	5,250
[4,6]	Lanark Master Issuer plc 2020-1A	2.277%	12/22/69	1,550	1,612
[4]	Mercedes-Benz Auto Lease Trust 2019-A	2.000%	10/17/22	20,760	21,080
[4]	Mercedes-Benz Auto Lease Trust 2020-A	1.840%	12/15/22	10,620	10,795
[4]	Mercedes-Benz Auto Lease Trust 2020-A	1.880%	9/15/25	4,100	4,198
[4]	Mercedes-Benz Auto Lease Trust 2020-B	0.500%	6/15/26	2,720	2,719
[4]	Mercedes-Benz Auto Receivables Trust 2018-1	3.150%	10/15/24	11,460	12,020
[4]	Mercedes-Benz Auto Receivables Trust 2019-1	2.040%	1/15/26	11,300	11,782
[4]	Mercedes-Benz Auto Receivables Trust 2020-1	0.550%	2/18/25	19,060	19,129
[4]	Mercedes-Benz Auto Receivables Trust 2020-1	0.770%	10/15/26	5,050	5,099
[4,6]	Mercedes-Benz Master Owner Trust 2019-B	2.610%	5/15/24	17,360	17,963
[4,6]	MMAF Equipment Finance LLC 2015-AA	2.490%	2/19/36	246	250
[4,6]	MMAF Equipment Finance LLC 2016-AA	2.210%	12/15/32	6,130	6,301
[4,6]	MMAF Equipment Finance LLC 2017-A	2.410%	8/16/24	6,180	6,285
[4,6]	MMAF Equipment Finance LLC 2017-A	2.680%	7/16/27	3,090	3,236
[4,6]	MMAF Equipment Finance LLC 2018-A	3.390%	1/10/25	4,730	4,937
[4,6]	MMAF Equipment Finance LLC 2018-A	3.610%	3/10/42	2,580	2,796
[4,6]	MMAF Equipment Finance LLC 2019-A	3.080%	11/12/41	4,430	4,783
[4,6]	MMAF Equipment Finance LLC 2020-B	0.850%	4/14/42	4,800	4,793
[4]	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5	3.176%	8/15/45	2,605	2,687
[4]	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5	3.792%	8/15/45	1,116	1,160
[4]	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6	2.858%	11/15/45	1,025	1,055
[4]	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10	4.218%	7/15/46	5,387	5,794
[4]	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11	3.960%	8/15/46	1,236	1,305
[4]	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11	4.298%	8/15/46	190	206
[4]	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12	3.824%	10/15/46	235	244
[4]	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12	4.259%	10/15/46	150	163
[4]	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13	4.039%	11/15/46	85	93
[4]	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14	4.064%	2/15/47	400	431
[4]	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14	4.384%	2/15/47	200	216
[4]	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15	3.773%	4/15/47	1,887	2,048

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4]	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15	4.051%	4/15/47	2,800	3,068
[4]	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	3.892%	6/15/47	1,738	1,894
[4]	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	4.094%	6/15/47	330	358
[4]	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17	3.741%	8/15/47	370	403
[4]	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18	3.923%	10/15/47	60	66
[4]	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19	3.526%	12/15/47	10	11
[4]	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20	3.249%	2/15/48	60	65
[4]	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23	3.451%	7/15/50	11,118	12,103
[4]	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23	3.719%	7/15/50	7,440	8,292
[4]	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25	3.372%	10/15/48	2,500	2,721
[4]	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25	3.635%	10/15/48	4,848	5,394
[4]	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29	3.325%	5/15/49	2,055	2,270
[4]	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C32	3.459%	12/15/49	5,600	6,229
[4]	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C32	3.720%	12/15/49	3,763	4,285
[4]	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34	3.536%	11/15/52	1,250	1,414
[4,6]	Morgan Stanley Capital I Trust 2012-STAR	3.201%	8/5/34	2,251	2,250
[4]	Morgan Stanley Capital I Trust 2015-UBS8	3.809%	12/15/48	7,386	8,288
[4]	Morgan Stanley Capital I Trust 2016-BNK2	3.049%	11/15/49	760	835
[4]	Morgan Stanley Capital I Trust 2016-UB11	2.782%	8/15/49	487	525
[4]	Morgan Stanley Capital I Trust 2016-UBS9	3.594%	3/15/49	5,373	5,927
[4]	Morgan Stanley Capital I Trust 2017-HR2	3.509%	12/15/50	1,260	1,401
[4]	Morgan Stanley Capital I Trust 2017-HR2	3.587%	12/15/50	4,257	4,828
[4]	Morgan Stanley Capital I Trust 2019-L3	3.127%	11/15/52	13,640	15,307
[4]	Morgan Stanley Capital I Trust 2016-BNK2	2.791%	11/15/49	1,590	1,708
[4,5,6]	Navient Student Loan Trust 2016-2, 1M USD LIBOR + 1.050%	1.198%	6/25/65	606	606
[4,5,6]	Navient Student Loan Trust 2016-3, 1M USD LIBOR + 0.850%	0.998%	6/25/65	167	167
[4,5,6]	Navient Student Loan Trust 2016-6A, 1M USD LIBOR + 0.750%	0.898%	3/25/66	4,230	4,233
[4,5,6]	Navient Student Loan Trust 2017-1, 1M USD LIBOR + 0.750%	0.898%	7/26/66	7,396	7,385
[4]	Nissan Auto Lease Trust 2020-A	1.840%	1/17/23	11,340	11,540
[4]	Nissan Auto Lease Trust 2020-B	0.430%	10/16/23	14,820	14,818
[4]	Nissan Auto Lease Trust 2020-B	0.490%	1/15/26	3,420	3,419
[4]	Nissan Auto Receivables 2017-C Owner Trust	2.280%	2/15/24	22,360	22,754
[4]	Nissan Auto Receivables 2019-A Owner Trust	3.160%	12/16/24	6,700	7,016
[4]	Nissan Auto Receivables 2019-A Owner Trust	3.000%	9/15/25	5,690	5,997
[4]	Nissan Auto Receivables 2019-B Owner Trust	2.500%	11/15/23	12,860	13,179

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4]	Nissan Auto Receivables 2019-B Owner Trust	2.540%	12/15/25	2,500	2,624
[4]	Nissan Auto Receivables 2020-A Owner Trust	1.380%	12/16/24	20,890	21,299
[4]	Nissan Auto Receivables 2020-A Owner Trust	1.700%	5/17/27	6,910	7,200
[4]	Nissan Auto Receivables 2020-B Owner Trust	0.550%	7/15/24	23,110	23,120
[4]	Nissan Auto Receivables 2020-B Owner Trust	0.710%	1/15/27	3,240	3,253
[4,6]	Palisades Center Trust 2016-PLSD	2.713%	4/13/33	1,250	927
[4,5,6]	Pepper Residential Securities Trust 2021-A1U, 1M USD LIBOR + 0.880%	1.032%	1/16/60	462	460
[4,5,6]	Pepper Residential Securities Trust 2022-A1U, 1M USD LIBOR + 1.000%	1.156%	6/20/60	6,426	6,382
[4,5,6]	Pepper Residential Securities Trust 2023-A1U, 1M USD LIBOR + 0.950%	1.100%	8/18/60	3,794	3,781
[4,5,6]	Permanent Master Issuer Plc 2018-1A, 3M USD LIBOR + 0.380%	0.655%	7/15/58	2,265	2,267
[4,6]	PFS Financing Corp. 2017-D	2.400%	10/17/22	880	881
[4,6]	PFS Financing Corp. 2020-A	1.270%	6/15/25	6,100	6,147
[4,6]	PFS Financing Corp. 2020-B	1.210%	6/15/24	3,700	3,738
[4,6]	PFS Financing Corp. 2020-E	1.000%	10/15/25	1,760	1,766
[4,6]	PFS Financing Corp. 2020-F	0.930%	8/15/24	1,350	1,354
[4,5,6]	PHEAA Student Loan Trust 2016-2A, 1M USD LIBOR + 0.950%	1.098%	11/25/65	3,867	3,859
[4,6]	Progress Residential 2018-SFR1 Trust	2.768%	8/17/34	179	182
[4,6]	Progress Residential 2020-SFR2 Trust	2.078%	6/17/37	780	796
[4,6]	Progress Residential 2020-SFR3 Trust	1.294%	10/17/27	1,700	1,700
[4]	Public Service New Hampshire Funding LLC 2018-1	3.094%	2/1/26	3,017	3,130
[4,5,6]	RESIMAC Premier Series 2017-1A, 1M USD LIBOR + 0.950%	1.101%	9/11/48	506	506
[4,5,6]	RESIMAC Premier Series 2018-1A, 1M USD LIBOR + 0.800%	0.956%	11/10/49	477	475
[4,5,6]	RESIMAC Premier Series 2018-1NCA, 1M USD LIBOR + 0.850%	1.004%	12/5/59	564	564
[4,5,6]	RESIMAC Premier Series 2018-2, 1M USD LIBOR + 0.850%	1.006%	4/10/50	2,659	2,647
§,4,6	RESIMAC Premier Series 2020-1	1.274%	2/7/52	2,500	2,500
[4]	Santander Drive Auto Receivables Trust 2020-2	0.670%	4/15/24	3,890	3,902
[4]	Santander Drive Auto Receivables Trust 2020-3	0.520%	7/15/24	13,870	13,881
[4,6]	Santander Retail Auto Lease Trust 2019-A	2.770%	6/20/22	15,850	16,167
[4,6]	Santander Retail Auto Lease Trust 2020-A	1.690%	1/20/23	10,275	10,395
[4,6]	Santander Retail Auto Lease Trust 2020-A	1.740%	7/20/23	13,620	13,931
[4,6]	Santander Retail Auto Lease Trust 2020-A	1.760%	3/20/24	3,980	4,090
[4,6]	Securitized Term Auto Receivables Trust 2018-1A	3.298%	11/25/22	3,100	3,173
[4,6]	Securitized Term Auto Receivables Trust 2018-2A	3.544%	6/26/23	5,000	5,140
[4]	SMART ABS Series 2016-2US Trust	2.050%	12/14/22	546	546
[4,6]	SMB Private Education Loan Trust 2016-A	2.700%	5/15/31	190	195
[4,5,6]	SMB Private Education Loan Trust 2016-B, 1M USD LIBOR + 1.450%	1.602%	2/17/32	143	144
[4,5,6]	SMB Private Education Loan Trust 2016-C, 1M USD LIBOR + 1.100%	1.252%	9/15/34	231	230

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4,5,6]	SMB Private Education Loan Trust 2017-A, 1M USD LIBOR + 0.900%	1.052%	9/15/34	293	292
[4,6]	SMB Private Education Loan Trust 2017-B	2.820%	10/15/35	375	387
[4,6]	SMB Private Education Loan Trust 2018-A	3.500%	2/15/36	1,784	1,875
[4,6]	SMB Private Education Loan Trust 2018-B	3.600%	1/15/37	730	766
[4,6]	SMB Private Education Loan Trust 2018-C	3.630%	11/15/35	1,268	1,331
[4,6]	SoFi Professional Loan Program 2017-A LLC	2.400%	3/26/40	46	47
[4,6]	SoFi Professional Loan Program 2017-B LLC	2.740%	5/25/40	231	235
[4,6]	SoFi Professional Loan Program 2017-D LLC	2.650%	9/25/40	214	220
[4,6]	SoFi Professional Loan Program 2017-E LLC	2.720%	11/26/40	221	226
[4,6]	SoFi Professional Loan Program 2017-F LLC	2.840%	1/25/41	319	328
[4,6]	SoFi Professional Loan Program 2018-A LLC	2.390%	2/25/42	1	1
[4,6]	SoFi Professional Loan Program 2018-A LLC	2.950%	2/25/42	130	134
[4,6]	SoFi Professional Loan Program 2018-B LLC	3.340%	8/25/47	1,070	1,102
[4,6]	SoFi Professional Loan Program 2018-C LLC	3.590%	1/25/48	1,450	1,517
[4,6]	SoFi Professional Loan Program 2018-D LLC	3.120%	2/25/48	37	37
[4,6]	SoFi Professional Loan Program 2018-D LLC	3.600%	2/25/48	1,100	1,148
[4]	Synchrony Card Issuance Trust 2018-A1	3.380%	9/15/24	3,190	3,281
[4]	Synchrony Card Issuance Trust 2019-2A	2.340%	6/15/25	14,980	15,458
[4]	Synchrony Credit Card Master Note Trust 2016-2	2.210%	5/15/24	6,820	6,899
[4]	Synchrony Credit Card Master Note Trust 2017-2	2.620%	10/15/25	11,790	12,298
[4,6]	Tesla Auto Lease Trust 2020-A	0.680%	12/20/23	4,140	4,161
[4,6]	Tesla Auto Lease Trust 2020-A	0.780%	12/20/23	750	755
[4,6]	TMSQ 2014-1500 Mortgage Trust	3.680%	10/10/36	100	106
[4,6]	Toyota Auto Loan Extended Note Trust 2019-1	2.560%	11/25/31	550	587
[4,6]	Toyota Auto Loan Extended Note Trust 2020-1	1.350%	5/25/33	8,600	8,826
[4]	Toyota Auto Receivables 2018-B Owner Trust	3.110%	11/15/23	10,350	10,802
[4]	Toyota Auto Receivables 2018-C Owner Trust	3.130%	2/15/24	14,720	15,424
[4]	Toyota Auto Receivables 2019-A Owner Trust	2.910%	7/17/23	44,780	45,800
[4]	Toyota Auto Receivables 2019-A Owner Trust	3.000%	5/15/24	3,800	4,021
[4]	Toyota Auto Receivables 2019-C Owner Trust	1.910%	9/15/23	34,940	35,595
[4]	Toyota Auto Receivables 2019-D Owner Trust	1.990%	2/18/25	6,850	7,134
[4]	Toyota Auto Receivables 2020-A Owner Trust	1.680%	5/15/25	6,600	6,815
[4]	Toyota Auto Receivables 2020-B Owner Trust	1.360%	8/15/24	11,210	11,422
[4]	Toyota Auto Receivables 2020-B Owner Trust	1.660%	9/15/25	4,570	4,730
[4]	Toyota Auto Receivables 2020-C Owner Trust	0.570%	10/15/25	4,700	4,711
[4,6]	Trafigura Securitisation Finance plc 2018-1A	3.730%	3/15/22	3,800	3,841
[4]	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	273	283
[4]	UBS Commercial Mortgage Trust 2017-C7	3.679%	12/15/50	2,795	3,229
[4]	UBS Commercial Mortgage Trust 2019-C16	3.460%	4/15/52	483	540
[4,6]	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	4,409	4,574
[4]	UBS-Barclays Commercial Mortgage Trust 2012-C4	2.850%	12/10/45	1,499	1,555
[4]	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.244%	4/10/46	220	230
[4]	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.469%	4/10/46	150	155
[4]	Verizon Owner Trust 2018-A	3.230%	4/20/23	20,830	21,156
[4]	Verizon Owner Trust 2019-A	2.930%	9/20/23	14,630	15,014
[4]	Verizon Owner Trust 2019-A	1.940%	4/22/24	28,360	29,041
[4]	Verizon Owner Trust 2020-A	1.850%	7/22/24	10,310	10,573
[4]	Verizon Owner Trust 2020-B	0.470%	2/20/25	36,710	36,730

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4,6]	VNDO 2012-6AVE Mortgage Trust	2.996%	11/15/30	2,836	2,909
[4]	Volkswagen Auto Loan Enhanced Trust 2018-1	3.020%	11/21/22	10,882	11,040
[4]	Volkswagen Auto Loan Enhanced Trust 2018-1	3.150%	7/22/24	5,610	5,790
[4]	Volkswagen Auto Loan Enhanced Trust 2018-2	3.250%	4/20/23	27,257	27,816
[4]	Volkswagen Auto Loan Enhanced Trust 2018-2	3.330%	2/20/25	8,820	9,218
[4]	Volkswagen Auto Loan Enhanced Trust 2020-1	0.980%	11/20/24	23,190	23,479
[4]	Volkswagen Auto Loan Enhanced Trust 2020-1	1.260%	8/20/26	3,400	3,480
[4,6]	Volvo Financial Equipment LLC	0.510%	10/15/24	12,100	12,098
[4,6]	Volvo Financial Equipment LLC	0.600%	3/15/28	2,300	2,298
[4]	Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	852	883
[4]	Wells Fargo Commercial Mortgage Trust 2012-LC5	3.539%	10/15/45	626	645
[4]	Wells Fargo Commercial Mortgage Trust 2013-LC12	3.928%	7/15/46	301	315
[4]	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.218%	7/15/46	315	339
[4]	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.405%	12/15/47	10	11
[4]	Wells Fargo Commercial Mortgage Trust 2015-C27	3.190%	2/15/48	102	110
[4]	Wells Fargo Commercial Mortgage Trust 2015-C29	3.637%	6/15/48	3,199	3,553
[4]	Wells Fargo Commercial Mortgage Trust 2015-C30	3.664%	9/15/58	2,380	2,653
[4]	Wells Fargo Commercial Mortgage Trust 2015-LC22	3.839%	9/15/58	7,485	8,402
[4]	Wells Fargo Commercial Mortgage Trust 2016-BNK1	2.652%	8/15/49	300	322
[4]	Wells Fargo Commercial Mortgage Trust 2016-C32	3.560%	1/15/59	2,139	2,371
[4]	Wells Fargo Commercial Mortgage Trust 2016-C37	3.525%	12/15/49	1,810	2,012
[4]	Wells Fargo Commercial Mortgage Trust 2017-C38	3.453%	7/15/50	1,285	1,452
[4]	Wells Fargo Commercial Mortgage Trust 2017-C39	3.157%	9/15/50	30	33
[4]	Wells Fargo Commercial Mortgage Trust 2017-C40	3.581%	10/15/50	3,040	3,448
[4]	Wells Fargo Commercial Mortgage Trust 2017-C41	3.472%	11/15/50	3,160	3,565
[4]	Wells Fargo Commercial Mortgage Trust 2017-C42	3.589%	12/15/50	4,890	5,582
[4]	Wells Fargo Commercial Mortgage Trust 2017-RC1	3.631%	1/15/60	396	448
[4]	Wells Fargo Commercial Mortgage Trust 2018-C46	4.152%	8/15/51	1,095	1,287
[4]	Wells Fargo Commercial Mortgage Trust 2018-C48	4.245%	1/15/52	980	1,146
[4]	Wells Fargo Commercial Mortgage Trust 2019-C49	3.933%	3/15/52	310	357
[4]	Wells Fargo Commercial Mortgage Trust 2019-C50	3.635%	5/15/52	440	503

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4]	Wells Fargo Commercial Mortgage Trust 2019-C54	3.146%	12/15/52	1,280	1,446
[4]	Wells Fargo Commercial Mortgage Trust 2018-C47	4.442%	9/15/61	870	1,044
[4,6]	WFRBS Commercial Mortgage Trust 2011-C3	4.375%	3/15/44	1,259	1,273
[4]	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	1,199	1,235
[4]	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	683	685
[4]	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	233	241
[4]	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	2,374	2,451
[4]	WFRBS Commercial Mortgage Trust 2012-C9	3.388%	11/15/45	633	654
[4]	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	279	291
[4]	WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	255	277
[4]	WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	117	122
[4]	WFRBS Commercial Mortgage Trust 2013-C18	3.676%	12/15/46	441	461
[4]	WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	1,665	1,821
[4]	WFRBS Commercial Mortgage Trust 2014-C19	3.829%	3/15/47	1,640	1,768
[4]	WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	1,215	1,332
[4]	WFRBS Commercial Mortgage Trust 2014-C21	3.410%	8/15/47	20	21
[4]	WFRBS Commercial Mortgage Trust 2014-C21	3.678%	8/15/47	80	88
[4]	WFRBS Commercial Mortgage Trust 2014-C23	3.650%	10/15/57	5,231	5,698
[4]	WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	925	1,023
[4]	WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	2,190	2,389
[4]	WFRBS Commercial Mortgage Trust 2014-LC14	3.766%	3/15/47	2,570	2,757
[4]	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	2,597	2,840
§,4,6	Wheels SPV 2 LLC 2020-1A	0.510%	8/20/29	5,200	5,199
§,4,6	Wheels SPV 2 LLC 2020-1A	0.620%	8/20/29	1,700	1,700
[4]	World Omni Auto Receivables Trust 2018-A	2.730%	2/15/24	10,860	11,238
[4]	World Omni Auto Receivables Trust 2018-D	3.330%	4/15/24	24,700	25,312
[4]	World Omni Auto Receivables Trust 2018-D	3.440%	12/16/24	3,070	3,252
[4]	World Omni Auto Receivables Trust 2019-A	3.220%	6/16/25	5,230	5,556
[4]	World Omni Auto Receivables Trust 2020-B	0.630%	5/15/25	25,510	25,627
[4]	World Omni Auto Receivables Trust 2020-B	0.820%	1/15/26	7,580	7,670
[4]	World Omni Auto Receivables Trust 2020-C	0.610%	10/15/26	5,400	5,430
[4]	World Omni Automobile Lease Securitization Trust 2019-B	2.030%	11/15/22	27,800	28,374
[4]	World Omni Automobile Lease Securitization Trust 2020-A	1.790%	6/16/25	9,400	9,635
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $3,675,668)					3,792,095
Corporate Bonds (30.3%)
Finance (16.7%)
	Banking (13.9%)
	American Express Co.	3.700%	8/3/23	35,905	38,898
	American Express Co.	3.400%	2/22/24	11,135	12,090
	American Express Co.	3.000%	10/30/24	18,265	19,773
[6]	Australia & New Zealand Banking Group Ltd.	4.875%	1/12/21	500	506
	Banco Santander SA	4.379%	4/12/28	2,585	2,927
	Banco Santander SA	3.306%	6/27/29	7,600	8,226
[4]	Bank of America Corp.	2.328%	10/1/21	9,260	9,260
	Bank of America Corp.	3.300%	1/11/23	14,870	15,779
[4]	Bank of America Corp.	2.816%	7/21/23	44,800	46,532
[4]	Bank of America Corp.	3.004%	12/20/23	27,480	28,857

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Bank of America Corp.	4.125%	1/22/24	10,000	11,035
[4]	Bank of America Corp.	3.550%	3/5/24	107,080	113,751
[4]	Bank of America Corp.	3.864%	7/23/24	33,950	36,657
[4]	Bank of America Corp.	3.458%	3/15/25	22,500	24,279
	Bank of America Corp.	3.875%	8/1/25	4,582	5,200
[4]	Bank of America Corp.	0.981%	9/25/25	13,670	13,666
[4]	Bank of America Corp.	3.366%	1/23/26	44,735	48,754
[4]	Bank of America Corp.	2.015%	2/13/26	10,000	10,376
	Bank of America Corp.	3.500%	4/19/26	3,998	4,478
[4]	Bank of America Corp.	1.319%	6/19/26	10,890	10,959
[4]	Bank of America Corp.	3.559%	4/23/27	2,777	3,101
	Bank of America Corp.	3.248%	10/21/27	4,500	4,975
[4]	Bank of America Corp.	3.824%	1/20/28	37,156	42,118
[4]	Bank of America Corp.	3.705%	4/24/28	5,800	6,546
[4]	Bank of America Corp.	3.419%	12/20/28	54,922	61,135
[4]	Bank of America Corp.	3.970%	3/5/29	3,000	3,441
[4]	Bank of America Corp.	3.974%	2/7/30	1,960	2,269
[4]	Bank of America Corp.	3.194%	7/23/30	23,795	26,295
[4]	Bank of America Corp.	2.884%	10/22/30	37,816	40,658
[4]	Bank of America Corp.	2.496%	2/13/31	75	78
[4]	Bank of America Corp.	2.592%	4/29/31	7,500	7,926
[4]	Bank of America Corp.	1.898%	7/23/31	26,656	26,647
	Bank of Montreal	3.300%	2/5/24	33,960	36,719
	Bank of New York Mellon Corp.	2.950%	1/29/23	22,000	23,170
	Bank of New York Mellon Corp.	3.450%	8/11/23	16,780	18,221
	Bank of New York Mellon Corp.	3.400%	5/15/24	1,100	1,205
	Bank of New York Mellon Corp.	2.100%	10/24/24	3,500	3,706
	Bank of New York Mellon Corp.	3.000%	2/24/25	700	770
	Bank of New York Mellon Corp.	1.600%	4/24/25	14,000	14,525
	Bank of New York Mellon Corp.	2.450%	8/17/26	2,825	3,086
	Bank of New York Mellon Corp.	3.250%	5/16/27	10,000	11,358
[4]	Bank of New York Mellon Corp.	3.442%	2/7/28	7,827	8,975
	Bank of Nova Scotia	1.950%	2/1/23	16,365	16,884
	Bank of Nova Scotia	2.200%	2/3/25	9,530	10,061
	Bank of Nova Scotia	1.300%	6/11/25	17,120	17,380
	Bank of Nova Scotia	2.700%	8/3/26	7,520	8,230
[6]	Banque Federative du Credit Mutuel SA	2.500%	4/13/21	13,875	14,031
[6]	Banque Federative du Credit Mutuel SA	2.700%	7/20/22	37,330	38,724
[6]	Banque Federative du Credit Mutuel SA	3.750%	7/20/23	39,510	42,716
[6]	Banque Federative du Credit Mutuel SA	2.375%	11/21/24	11,000	11,620
	BNP Paribas SA	5.000%	1/15/21	5,000	5,063
	BNP Paribas SA	3.250%	3/3/23	6,235	6,640
[4,6]	BNP Paribas SA	2.219%	6/9/26	7,620	7,843
[6]	BPCE SA	2.375%	1/14/25	3,500	3,637
[4]	Canadian Imperial Bank of Commerce	2.606%	7/22/23	8,335	8,629
	Canadian Imperial Bank of Commerce	3.500%	9/13/23	19,475	21,154
	Canadian Imperial Bank of Commerce	3.100%	4/2/24	3,800	4,098
[4]	Citigroup Inc.	2.312%	11/4/22	10,000	10,187
[4]	Citigroup Inc.	2.876%	7/24/23	20,000	20,773
[4]	Citigroup Inc.	1.678%	5/15/24	38,445	39,342
[4]	Citigroup Inc.	3.106%	4/8/26	10,000	10,764
	Citigroup Inc.	3.200%	10/21/26	3,310	3,648
[4]	Citigroup Inc.	2.666%	1/29/31	8,380	8,835
[4]	Citigroup Inc.	4.412%	3/31/31	11,593	13,898

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4]	Citigroup Inc.	2.572%	6/3/31	5,000	5,242
[6]	Commonwealth Bank of Australia	3.450%	3/16/23	1,580	1,692
[6]	Commonwealth Bank of Australia	3.350%	6/4/24	39,350	43,034
[6]	Commonwealth Bank of Australia	3.150%	9/19/27	12,000	13,440
	Cooperatieve Rabobank UA	2.750%	1/10/23	55,410	58,239
[6]	Cooperatieve Rabobank UA	3.875%	9/26/23	10,635	11,623
[6]	Cooperatieve Rabobank UA	2.625%	7/22/24	5,990	6,379
[4,6]	Cooperatieve Rabobank UA	1.339%	6/24/26	15,000	15,152
	Credit Suisse AG	2.800%	4/8/22	2,740	2,836
	Credit Suisse AG	1.000%	5/5/23	14,470	14,597
	Credit Suisse AG	3.625%	9/9/24	8,000	8,846
	Credit Suisse AG	2.950%	4/9/25	23,500	25,642
[6]	DNB Bank ASA	1.127%	9/16/26	9,120	9,084
	Fifth Third Bank	2.250%	6/14/21	4,133	4,180
	Fifth Third Bank	2.250%	2/1/27	10,000	10,696
	First Republic Bank	2.500%	6/6/22	17,170	17,699
[4]	First Republic Bank	1.912%	2/12/24	13,330	13,675
	Goldman Sachs Group Inc.	2.600%	12/27/20	17,975	18,065
	Goldman Sachs Group Inc.	5.750%	1/24/22	8,200	8,756
[4]	Goldman Sachs Group Inc.	2.876%	10/31/22	6,270	6,418
	Goldman Sachs Group Inc.	3.625%	1/22/23	295	315
[4]	Goldman Sachs Group Inc.	2.908%	6/5/23	10,600	10,968
[4]	Goldman Sachs Group Inc.	2.905%	7/24/23	4,750	4,922
	Goldman Sachs Group Inc.	3.850%	7/8/24	2,100	2,304
	Goldman Sachs Group Inc.	3.500%	1/23/25	5,675	6,212
	Goldman Sachs Group Inc.	3.750%	5/22/25	8,560	9,515
[4]	HSBC Holdings plc	3.262%	3/13/23	25,740	26,614
	HSBC Holdings plc	3.600%	5/25/23	4,085	4,359
[4]	HSBC Holdings plc	3.033%	11/22/23	13,015	13,584
[4]	HSBC Holdings plc	3.950%	5/18/24	13,280	14,213
[4]	HSBC Holdings plc	3.803%	3/11/25	1,605	1,728
[4]	HSBC Holdings plc	2.633%	11/7/25	10,180	10,530
[4]	HSBC Holdings plc	1.645%	4/18/26	7,150	7,105
	HSBC Holdings plc	3.900%	5/25/26	3,650	4,033
[4]	HSBC Holdings plc	2.099%	6/4/26	17,000	17,212
[4]	HSBC Holdings plc	4.292%	9/12/26	10,050	11,184
[4]	HSBC Holdings plc	4.041%	3/13/28	28,181	31,088
[4]	HSBC Holdings plc	2.013%	9/22/28	25,000	24,579
[4]	HSBC Holdings plc	4.583%	6/19/29	18,855	21,663
	HSBC Holdings plc	4.950%	3/31/30	10,000	12,017
[4]	HSBC Holdings plc	2.357%	8/18/31	7,440	7,347
	Huntington National Bank	3.250%	5/14/21	1,100	1,117
	Huntington National Bank	2.500%	8/7/22	4,685	4,866
	Huntington National Bank	3.550%	10/6/23	28,270	30,719
	ING Groep NV	4.100%	10/2/23	7,850	8,617
	JPMorgan Chase & Co.	3.250%	9/23/22	11,890	12,572
	JPMorgan Chase & Co.	2.972%	1/15/23	27,933	28,834
	JPMorgan Chase & Co.	3.200%	1/25/23	1,955	2,077
[4]	JPMorgan Chase & Co.	3.207%	4/1/23	15,000	15,586
[4]	JPMorgan Chase & Co.	2.776%	4/25/23	8,975	9,288
	JPMorgan Chase & Co.	2.700%	5/18/23	6,106	6,432
	JPMorgan Chase & Co.	3.875%	2/1/24	4,000	4,413
[4]	JPMorgan Chase & Co.	3.559%	4/23/24	60,810	64,966
	JPMorgan Chase & Co.	3.625%	5/13/24	6,500	7,156

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4]	JPMorgan Chase & Co.	1.514%	6/1/24	30,000	30,640
[4]	JPMorgan Chase & Co.	4.023%	12/5/24	10,000	10,999
	JPMorgan Chase & Co.	3.125%	1/23/25	14,156	15,435
[4]	JPMorgan Chase & Co.	3.220%	3/1/25	54,505	58,435
	JPMorgan Chase & Co.	3.900%	7/15/25	14,605	16,466
[4]	JPMorgan Chase & Co.	2.301%	10/15/25	13,250	13,888
[4]	JPMorgan Chase & Co.	2.005%	3/13/26	4,650	4,817
	JPMorgan Chase & Co.	3.300%	4/1/26	930	1,032
[4]	JPMorgan Chase & Co.	2.083%	4/22/26	25,500	26,643
	JPMorgan Chase & Co.	3.200%	6/15/26	11,430	12,668
	JPMorgan Chase & Co.	4.125%	12/15/26	8,190	9,530
[4]	JPMorgan Chase & Co.	3.782%	2/1/28	3,595	4,055
[4]	JPMorgan Chase & Co.	3.540%	5/1/28	26,840	30,051
[4]	JPMorgan Chase & Co.	3.509%	1/23/29	8,575	9,640
[4]	JPMorgan Chase & Co.	4.005%	4/23/29	16,335	18,921
[4]	JPMorgan Chase & Co.	4.452%	12/5/29	37,465	45,037
[4]	JPMorgan Chase & Co.	3.702%	5/6/30	4,600	5,276
[4]	JPMorgan Chase & Co.	2.739%	10/15/30	20,000	21,539
[4]	JPMorgan Chase & Co.	4.493%	3/24/31	12,900	15,717
[4]	JPMorgan Chase & Co.	2.522%	4/22/31	15,000	15,970
	KeyBank NA	2.500%	11/22/21	1,860	1,904
	Lloyds Banking Group plc	3.900%	3/12/24	5,000	5,424
	Manufacturers & Traders Trust Co.	2.500%	5/18/22	3,890	4,021
	Manufacturers & Traders Trust Co.	2.900%	2/6/25	3,700	4,046
	Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	812	826
	Mitsubishi UFJ Financial Group Inc.	3.218%	3/7/22	10,000	10,374
	Mitsubishi UFJ Financial Group Inc.	2.623%	7/18/22	19,630	20,342
	Mitsubishi UFJ Financial Group Inc.	2.665%	7/25/22	11,599	12,032
	Mitsubishi UFJ Financial Group Inc.	3.761%	7/26/23	18,655	20,188
	Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	1,025	1,076
	Mitsubishi UFJ Financial Group Inc.	3.407%	3/7/24	4,500	4,888
	Mitsubishi UFJ Financial Group Inc.	2.801%	7/18/24	12,200	13,003
[4]	Mitsubishi UFJ Financial Group Inc.	0.848%	9/15/24	28,110	28,085
	Mitsubishi UFJ Financial Group Inc.	2.193%	2/25/25	10,250	10,745
	Mitsubishi UFJ Financial Group Inc.	3.777%	3/2/25	35,530	39,582
	Mitsubishi UFJ Financial Group Inc.	1.412%	7/17/25	11,555	11,735
	Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	427	486
	Mitsubishi UFJ Financial Group Inc.	2.757%	9/13/26	1,807	1,957
	Mitsubishi UFJ Financial Group Inc.	3.677%	2/22/27	1,163	1,310
	Mitsubishi UFJ Financial Group Inc.	3.741%	3/7/29	6,550	7,437
	Mitsubishi UFJ Financial Group Inc.	3.195%	7/18/29	8,000	8,790
	Mitsubishi UFJ Financial Group Inc.	2.048%	7/17/30	22,800	22,946
[6]	Mizuho Bank Ltd.	3.750%	4/16/24	3,860	4,226
[6]	Mizuho Bank Ltd.	3.600%	9/25/24	6,300	6,936
[6]	Mizuho Financial Group Inc.	2.632%	4/12/21	3,000	3,038
[4]	Mizuho Financial Group Inc.	1.241%	7/10/24	17,100	17,251
[4]	Mizuho Financial Group Inc.	2.555%	9/13/25	5,000	5,241
[6]	Mizuho Financial Group Inc.	3.477%	4/12/26	4,989	5,547
	Mizuho Financial Group Inc.	4.018%	3/5/28	1,250	1,450
[4]	Mizuho Financial Group Inc.	3.153%	7/16/30	5,400	5,876
[4]	Mizuho Financial Group Inc.	2.869%	9/13/30	4,000	4,338
[4]	Mizuho Financial Group Inc.	2.201%	7/10/31	5,000	5,091
	Morgan Stanley	5.750%	1/25/21	2,250	2,287
	Morgan Stanley	2.750%	5/19/22	2,825	2,927

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Morgan Stanley	3.125%	1/23/23	625	661
	Morgan Stanley	3.750%	2/25/23	11,935	12,813
	Morgan Stanley	3.875%	4/29/24	17,649	19,418
	Morgan Stanley	3.700%	10/23/24	10,687	11,849
[4]	Morgan Stanley	2.720%	7/22/25	8,670	9,223
	Morgan Stanley	4.000%	7/23/25	6,355	7,166
	Morgan Stanley	3.875%	1/27/26	8,295	9,454
[4]	Morgan Stanley	2.188%	4/28/26	32,000	33,514
	Morgan Stanley	3.125%	7/27/26	6,760	7,462
	Morgan Stanley	3.625%	1/20/27	3,625	4,099
[4]	Morgan Stanley	4.431%	1/23/30	15,000	17,937
[4]	Morgan Stanley	3.622%	4/1/31	10,000	11,425
	MUFG Americas Holdings Corp.	3.500%	6/18/22	7,000	7,330
	MUFG Americas Holdings Corp.	3.000%	2/10/25	1,600	1,732
[6]	MUFG Bank Ltd.	2.850%	9/8/21	3,010	3,078
	MUFG Union Bank NA	2.100%	12/9/22	8,000	8,259
[6]	Nationwide Building Society	1.000%	8/28/25	10,580	10,460
[6]	Nordea Bank Abp	1.000%	6/9/23	8,680	8,780
[6]	Nordea Bank Abp	0.750%	8/28/25	15,870	15,765
	PNC Bank NA	2.150%	4/29/21	2,294	2,316
	PNC Bank NA	2.625%	2/17/22	3,980	4,086
	PNC Bank NA	2.700%	11/1/22	3,400	3,548
	PNC Bank NA	2.950%	2/23/25	12,514	13,671
	PNC Bank NA	3.250%	6/1/25	27	30
	PNC Bank NA	3.100%	10/25/27	21,067	23,426
	PNC Bank NA	3.250%	1/22/28	6,245	7,000
	PNC Financial Services Group Inc.	2.854%	11/9/22	1,335	1,400
	PNC Financial Services Group Inc.	3.500%	1/23/24	7,930	8,631
	PNC Financial Services Group Inc.	2.600%	7/23/26	3,820	4,171
	PNC Financial Services Group Inc.	3.150%	5/19/27	4,000	4,445
	PNC Financial Services Group Inc.	3.450%	4/23/29	11,370	13,067
	PNC Financial Services Group Inc.	2.550%	1/22/30	5,000	5,430
	Royal Bank of Canada	2.800%	4/29/22	13,065	13,561
	Royal Bank of Canada	1.600%	4/17/23	12,000	12,315
	Royal Bank of Canada	3.700%	10/5/23	9,880	10,787
	Royal Bank of Canada	2.550%	7/16/24	14,025	15,000
	Royal Bank of Canada	2.250%	11/1/24	28,806	30,530
	Royal Bank of Canada	1.150%	6/10/25	19,250	19,516
	Santander UK plc	3.400%	6/1/21	53,095	53,825
	Santander UK plc	2.875%	6/18/24	3,100	3,309
[6]	Skandinaviska Enskilda Banken AB	0.850%	9/2/25	30,830	30,823
	State Street Corp.	4.375%	3/7/21	6,800	6,925
	State Street Corp.	3.550%	8/18/25	2,630	2,978
[4]	State Street Corp.	2.354%	11/1/25	2,400	2,534
[4,6]	State Street Corp.	2.901%	3/30/26	2,280	2,471
	State Street Corp.	2.400%	1/24/30	13,000	14,162
[4,6]	State Street Corp.	3.152%	3/30/31	2,750	3,128
	Sumitomo Mitsui Financial Group Inc.	2.442%	10/19/21	3,470	3,543
	Sumitomo Mitsui Financial Group Inc.	2.784%	7/12/22	9,575	9,934
	Sumitomo Mitsui Financial Group Inc.	2.778%	10/18/22	16,022	16,714
	Sumitomo Mitsui Financial Group Inc.	3.102%	1/17/23	6,970	7,355
	Sumitomo Mitsui Financial Group Inc.	3.748%	7/19/23	11,590	12,550
	Sumitomo Mitsui Financial Group Inc.	3.936%	10/16/23	7,750	8,467
	Sumitomo Mitsui Financial Group Inc.	2.696%	7/16/24	42,620	45,306

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Sumitomo Mitsui Financial Group Inc.	2.348%	1/15/25	10,000	10,525
	Sumitomo Mitsui Financial Group Inc.	1.474%	7/8/25	12,420	12,619
	Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	10,000	10,754
	Sumitomo Mitsui Financial Group Inc.	3.010%	10/19/26	1,449	1,599
	Sumitomo Mitsui Financial Group Inc.	3.446%	1/11/27	10,290	11,463
	Sumitomo Mitsui Financial Group Inc.	3.364%	7/12/27	1,500	1,669
	Sumitomo Mitsui Financial Group Inc.	3.352%	10/18/27	1,000	1,107
	Sumitomo Mitsui Financial Group Inc.	3.040%	7/16/29	13,550	14,800
	Sumitomo Mitsui Financial Group Inc.	2.750%	1/15/30	12,030	12,869
	Sumitomo Mitsui Financial Group Inc.	2.130%	7/8/30	10,000	10,119
[6]	Svenska Handelsbanken AB	0.625%	6/30/23	14,000	14,018
	Svenska Handelsbanken AB	3.900%	11/20/23	13,650	15,029
[6]	Swedbank AB	0.600%	9/25/23	14,050	13,956
	Toronto-Dominion Bank	0.750%	6/12/23	43,170	43,439
	Toronto-Dominion Bank	3.500%	7/19/23	43,410	47,095
	Toronto-Dominion Bank	2.650%	6/12/24	3,434	3,669
	Toronto-Dominion Bank	1.150%	6/12/25	16,010	16,239
	Toronto-Dominion Bank	0.750%	9/11/25	16,000	15,939
[4]	Toronto-Dominion Bank	3.625%	9/15/31	1,250	1,400
	Truist Bank	2.450%	8/1/22	22,385	23,191
	Truist Bank	1.250%	3/9/23	600	611
	Truist Bank	2.750%	5/1/23	4,000	4,211
	Truist Bank	3.200%	4/1/24	12,550	13,569
[4]	Truist Bank	3.689%	8/2/24	3,135	3,405
	Truist Bank	2.150%	12/6/24	50,883	53,744
	Truist Bank	1.500%	3/10/25	7,500	7,707
	Truist Bank	2.250%	3/11/30	5,950	6,127
	Truist Financial Corp.	2.200%	3/16/23	3,000	3,116
	Truist Financial Corp.	3.750%	12/6/23	19,600	21,417
	Truist Financial Corp.	2.500%	8/1/24	76,382	81,125
	Truist Financial Corp.	1.200%	8/5/25	8,030	8,176
	Truist Financial Corp.	1.125%	8/3/27	18,235	18,185
	Truist Financial Corp.	1.950%	6/5/30	3,750	3,857
[6]	UBS AG	1.750%	4/21/22	7,000	7,137
[4,6]	UBS Group AG	1.008%	7/30/24	6,665	6,665
[4,6]	UBS Group AG	1.364%	1/30/27	19,165	19,137
[6]	UBS Group Funding Jersey Ltd.	2.650%	2/1/22	24,139	24,823
[6]	UBS Group Funding Switzerland AG	3.491%	5/23/23	3,535	3,694
[4,6]	UBS Group Funding Switzerland AG	2.859%	8/15/23	26,640	27,622
[6]	UBS Group Funding Switzerland AG	4.125%	9/24/25	7,590	8,649
[6]	UBS Group Funding Switzerland AG	4.125%	4/15/26	1,500	1,730
	US Bancorp	3.700%	1/30/24	4,235	4,661
	US Bancorp	3.375%	2/5/24	5,650	6,145
	US Bancorp	1.450%	5/12/25	21,990	22,681
	US Bancorp	3.950%	11/17/25	10,450	12,042
	US Bancorp	3.150%	4/27/27	9,000	10,159
	US Bancorp	3.000%	7/30/29	3,000	3,321
	US Bancorp	1.375%	7/22/30	10,000	9,922
	US Bank NA	1.950%	1/9/23	12,300	12,728
	US Bank NA	2.050%	1/21/25	13,010	13,752
	Wells Fargo & Co.	3.000%	1/22/21	2,240	2,257
	Wells Fargo & Co.	2.625%	7/22/22	19,780	20,520
	Wells Fargo & Co.	3.450%	2/13/23	8,300	8,798
	Wells Fargo & Co.	3.750%	1/24/24	18,285	19,832

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4]	Wells Fargo & Co.	1.654%	6/2/24	5,000	5,093
	Wells Fargo & Co.	3.300%	9/9/24	8,943	9,748
	Wells Fargo & Co.	3.000%	2/19/25	15,170	16,364
[4]	Wells Fargo & Co.	2.406%	10/30/25	14,968	15,637
[4]	Wells Fargo & Co.	2.164%	2/11/26	7,000	7,269
	Wells Fargo & Co.	3.000%	4/22/26	20,000	21,746
[4]	Wells Fargo & Co.	2.188%	4/30/26	10,000	10,386
	Wells Fargo & Co.	3.000%	10/23/26	16,620	18,138
[4]	Wells Fargo & Co.	3.196%	6/17/27	7,100	7,748
[4]	Wells Fargo & Co.	3.584%	5/22/28	10,500	11,702
[4]	Wells Fargo & Co.	2.393%	6/2/28	9,270	9,676
	Wells Fargo & Co.	4.150%	1/24/29	8,575	10,073
[4]	Wells Fargo & Co.	2.879%	10/30/30	5,700	6,083
[4]	Wells Fargo & Co.	2.572%	2/11/31	5,000	5,220
	Wells Fargo Bank NA	3.550%	8/14/23	30,805	33,352
	Westpac Banking Corp.	2.750%	1/11/23	21,690	22,829
	Westpac Banking Corp.	3.300%	2/26/24	19,310	20,950
	Westpac Banking Corp.	2.350%	2/19/25	17,000	18,138
	Westpac Banking Corp.	3.350%	3/8/27	18,935	21,659
	Westpac Banking Corp.	2.650%	1/16/30	5,000	5,481

	Brokerage (0.6%)
	Ameriprise Financial Inc.	3.000%	3/22/22	1,875	1,943
	Ameriprise Financial Inc.	3.000%	4/2/25	16,520	18,066
	BlackRock Inc.	3.200%	3/15/27	1,545	1,752
	BlackRock Inc.	3.250%	4/30/29	3,750	4,330
	BlackRock Inc.	2.400%	4/30/30	20,497	22,269
	BlackRock Inc.	1.900%	1/28/31	2,800	2,902
	Brookfield Finance Inc.	4.350%	4/15/30	7,000	8,193
	Charles Schwab Corp.	4.200%	3/24/25	1,000	1,148
	Charles Schwab Corp.	3.850%	5/21/25	17,155	19,409
	Charles Schwab Corp.	3.200%	1/25/28	4,143	4,661
	Charles Schwab Corp.	4.000%	2/1/29	8,980	10,804
	Charles Schwab Corp.	3.250%	5/22/29	11,335	13,011
	Charles Schwab Corp.	4.625%	3/22/30	2,700	3,405
	Invesco Finance plc	3.125%	11/30/22	5,203	5,483
	Invesco Finance plc	4.000%	1/30/24	12,165	13,286
	Invesco Finance plc	3.750%	1/15/26	1,897	2,143
[6]	Nuveen Finance LLC	4.125%	11/1/24	20,000	22,610
	TD Ameritrade Holding Corp.	2.950%	4/1/22	9,571	9,881
	TD Ameritrade Holding Corp.	3.625%	4/1/25	3,670	4,115
	TD Ameritrade Holding Corp.	3.300%	4/1/27	4,574	5,126

	Finance Companies (0.0%)
[6]	USAA Capital Corp.	1.500%	5/1/23	5,080	5,224
[6]	USAA Capital Corp.	2.125%	5/1/30	2,400	2,526

	Insurance (1.6%)
	Aflac Inc.	3.600%	4/1/30	19,050	22,292
[6]	AIG Global Funding	2.700%	12/15/21	2,625	2,694
[6]	AIG Global Funding	0.800%	7/7/23	15,820	15,893
[6]	AIG Global Funding	0.900%	9/22/25	29,000	28,780
	Berkshire Hathaway Finance Corp.	1.850%	3/12/30	9,850	10,222
	Berkshire Hathaway Inc.	2.750%	3/15/23	4,171	4,391

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Berkshire Hathaway Inc.	3.125%	3/15/26	8,693	9,682
	Chubb INA Holdings Inc.	2.700%	3/13/23	1,940	2,040
	Chubb INA Holdings Inc.	3.350%	5/15/24	30,810	33,788
	Chubb INA Holdings Inc.	3.150%	3/15/25	9,485	10,465
	Chubb INA Holdings Inc.	3.350%	5/3/26	8,670	9,821
	Chubb INA Holdings Inc.	1.375%	9/15/30	16,500	16,219
[6]	Empower Finance 2020 LP	1.357%	9/17/27	4,500	4,475
[6]	Empower Finance 2020 LP	1.776%	3/17/31	4,670	4,665
[6]	Equitable Financial Life Global Funding	1.400%	7/7/25	22,980	23,527
[6]	Health Care Service Corp. A Mutual Legal Reserve Co.	2.200%	6/1/30	8,000	8,148
[6]	Jackson National Life Global Funding	3.300%	2/1/22	1,625	1,686
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	5,500	5,634
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	11,420	12,472
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	10,130	11,198
	Marsh & McLennan Cos. Inc.	2.250%	11/15/30	18,000	18,800
[6]	MassMutual Global Funding II	2.500%	10/17/22	950	990
[6]	MassMutual Global Funding II	2.750%	6/22/24	14,920	16,071
[6]	MassMutual Global Funding II	2.950%	1/11/25	2,500	2,726
	MetLife Inc.	4.550%	3/23/30	13,076	16,363
[6]	Metropolitan Life Global Funding I	1.950%	1/13/23	5,990	6,186
[6]	Metropolitan Life Global Funding I	3.600%	1/11/24	3,820	4,175
[6]	Metropolitan Life Global Funding I	3.450%	12/18/26	4,660	5,305
[6]	New York Life Global Funding	1.200%	8/7/30	15,000	14,717
[6]	New York Life Insurance Co.	1.100%	5/5/23	5,670	5,768
[6]	Pacific Life Global Funding II	0.500%	9/23/23	31,430	31,387
	Progressive Corp.	3.200%	3/26/30	12,320	14,072
	Prudential Financial Inc.	1.500%	3/10/26	5,300	5,521
	Prudential plc	3.125%	4/14/30	3,500	3,869
	UnitedHealth Group Inc.	2.875%	3/15/23	3,000	3,175
	UnitedHealth Group Inc.	3.500%	6/15/23	4,500	4,863
	UnitedHealth Group Inc.	3.500%	2/15/24	5,820	6,385
	UnitedHealth Group Inc.	2.375%	8/15/24	5,025	5,341
	UnitedHealth Group Inc.	3.750%	7/15/25	5,915	6,741
	UnitedHealth Group Inc.	1.250%	1/15/26	7,810	7,968
	UnitedHealth Group Inc.	3.450%	1/15/27	11,500	13,059
	UnitedHealth Group Inc.	3.375%	4/15/27	415	471
	UnitedHealth Group Inc.	2.950%	10/15/27	13,866	15,490
	UnitedHealth Group Inc.	3.850%	6/15/28	8,630	10,143
	UnitedHealth Group Inc.	3.875%	12/15/28	8,345	9,893
	UnitedHealth Group Inc.	2.875%	8/15/29	13,366	14,864
	UnitedHealth Group Inc.	2.000%	5/15/30	7,500	7,832

	Real Estate Investment Trusts (0.6%)
	AvalonBay Communities Inc.	3.350%	5/15/27	2,960	3,299
	AvalonBay Communities Inc.	3.200%	1/15/28	2,250	2,501
	AvalonBay Communities Inc.	2.300%	3/1/30	5,000	5,309
	Camden Property Trust	4.875%	6/15/23	5,935	6,513
	Camden Property Trust	4.250%	1/15/24	16,018	17,572
	Camden Property Trust	3.500%	9/15/24	435	473
	ERP Operating LP	2.850%	11/1/26	6,140	6,780
	ERP Operating LP	4.150%	12/1/28	11,480	13,667
	ERP Operating LP	3.000%	7/1/29	8,120	8,924
	ERP Operating LP	2.500%	2/15/30	1,500	1,593

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Federal Realty Investment Trust	3.000%	8/1/22	9,455	9,737
	Federal Realty Investment Trust	2.750%	6/1/23	5,330	5,529
	Federal Realty Investment Trust	3.250%	7/15/27	6,335	6,735
	Prologis LP	3.750%	11/1/25	7,130	8,130
	Prologis LP	2.125%	4/15/27	3,600	3,814
	Prologis LP	1.250%	10/15/30	10,000	9,764
	Public Storage	2.370%	9/15/22	1,405	1,456
	Public Storage	3.385%	5/1/29	13,880	16,027
	Realty Income Corp.	4.125%	10/15/26	16,355	18,968
	Simon Property Group LP	3.750%	2/1/24	2,550	2,747
	Simon Property Group LP	3.375%	10/1/24	1,240	1,339
	Simon Property Group LP	3.500%	9/1/25	1,003	1,099
	Simon Property Group LP	3.300%	1/15/26	5,080	5,501
	Simon Property Group LP	3.375%	6/15/27	10,780	11,548
	Simon Property Group LP	3.375%	12/1/27	6,775	7,251
	Simon Property Group LP	2.450%	9/13/29	3,300	3,267
					5,028,470
Industrial (11.4%)
	Basic Industry (0.2%)
[6]	Air Liquide Finance SA	2.250%	9/27/23	25,555	26,726
	Air Products and Chemicals Inc.	2.750%	2/3/23	29	31
	Air Products and Chemicals Inc.	1.500%	10/15/25	9,565	9,886
	Air Products and Chemicals Inc.	1.850%	5/15/27	4,620	4,834
	Airgas Inc.	2.900%	11/15/22	2,575	2,691
	Airgas Inc.	3.650%	7/15/24	3,000	3,301
	BHP Billiton Finance USA Ltd.	2.875%	2/24/22	4,005	4,135
	Praxair Inc.	1.100%	8/10/30	17,780	17,236
	Rio Tinto Finance USA Ltd.	3.750%	6/15/25	4,955	5,606

	Capital Goods (1.2%)
	3M Co.	2.000%	2/14/25	31,325	33,228
	Caterpillar Financial Services Corp.	2.850%	6/1/22	7,100	7,382
	Caterpillar Financial Services Corp.	2.400%	6/6/22	12,610	13,025
	Caterpillar Financial Services Corp.	3.750%	11/24/23	6,005	6,609
	Caterpillar Financial Services Corp.	3.300%	6/9/24	95	104
	Caterpillar Financial Services Corp.	2.150%	11/8/24	11,095	11,779
	Caterpillar Financial Services Corp.	1.100%	9/14/27	19,610	19,581
	Caterpillar Inc.	3.900%	5/27/21	1,613	1,651
	Caterpillar Inc.	2.600%	6/26/22	1,755	1,813
	Caterpillar Inc.	2.600%	9/19/29	12,000	13,085
	Deere & Co.	2.600%	6/8/22	3,825	3,951
	Emerson Electric Co.	0.875%	10/15/26	13,640	13,566
	Emerson Electric Co.	1.800%	10/15/27	14,590	15,257
	General Dynamics Corp.	3.250%	4/1/25	10,870	12,034
	General Dynamics Corp.	3.500%	5/15/25	3,754	4,204
	General Dynamics Corp.	2.125%	8/15/26	4,694	5,041
	General Dynamics Corp.	3.500%	4/1/27	7,645	8,764
	General Dynamics Corp.	2.625%	11/15/27	31,170	34,019
	General Dynamics Corp.	3.750%	5/15/28	5,580	6,536
	General Dynamics Corp.	3.625%	4/1/30	8,380	9,967
	Honeywell International Inc.	2.500%	11/1/26	8,815	9,693
	Honeywell International Inc.	1.950%	6/1/30	22,500	23,607
	Illinois Tool Works Inc.	2.650%	11/15/26	11,640	12,863
	John Deere Capital Corp.	2.750%	3/15/22	5,830	6,033

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	John Deere Capital Corp.	2.950%	4/1/22	1,675	1,740
	John Deere Capital Corp.	2.650%	6/24/24	9,000	9,675
	John Deere Capital Corp.	2.250%	9/14/26	7,790	8,435
	Lockheed Martin Corp.	2.900%	3/1/25	3,570	3,895
	Lockheed Martin Corp.	3.550%	1/15/26	23,104	26,306
	Lockheed Martin Corp.	1.850%	6/15/30	8,645	8,955
	Precision Castparts Corp.	2.500%	1/15/23	14,450	15,069
[6]	Siemens Financieringsmaatschappij NV	2.700%	3/16/22	11,300	11,681

	Communication (0.8%)
	America Movil SAB de CV	3.125%	7/16/22	1,160	1,208
	Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	1,700	2,026
	Comcast Corp.	3.600%	3/1/24	9,390	10,328
	Comcast Corp.	3.700%	4/15/24	13,085	14,444
	Comcast Corp.	3.375%	2/15/25	29,805	32,949
	Comcast Corp.	3.100%	4/1/25	2,905	3,200
	Comcast Corp.	3.375%	8/15/25	23,444	26,144
	Comcast Corp.	3.950%	10/15/25	13,900	15,938
	Comcast Corp.	3.150%	2/15/28	28,825	32,325
	Comcast Corp.	4.150%	10/15/28	24,375	29,309
	Comcast Corp.	3.400%	4/1/30	11,500	13,240
	Comcast Corp.	1.950%	1/15/31	17,200	17,646
	S&P Global Inc.	2.500%	12/1/29	10,680	11,622
	Walt Disney Co.	1.750%	8/30/24	18,120	18,860
	Walt Disney Co.	2.200%	1/13/28	11,000	11,577
	Walt Disney Co.	3.800%	3/22/30	10,000	11,799

	Consumer Cyclical (1.9%)
	Alibaba Group Holding Ltd.	3.600%	11/28/24	1,550	1,700
	Amazon.com Inc.	1.200%	6/3/27	19,000	19,272
	Amazon.com Inc.	3.150%	8/22/27	7,000	7,963
	American Honda Finance Corp.	2.150%	9/10/24	15,000	15,760
	American Honda Finance Corp.	2.350%	1/8/27	25,000	26,479
	Automatic Data Processing Inc.	1.250%	9/1/30	20,000	19,631
[6]	BMW US Capital LLC	3.400%	8/13/21	14,100	14,459
	Costco Wholesale Corp.	3.000%	5/18/27	13,225	14,842
	Costco Wholesale Corp.	1.375%	6/20/27	8,700	8,889
	Costco Wholesale Corp.	1.600%	4/20/30	17,777	18,098
	Cummins Inc.	0.750%	9/1/25	10,000	10,050
	Cummins Inc.	1.500%	9/1/30	25,000	24,835
	Home Depot Inc.	3.000%	4/1/26	5,000	5,623
	Home Depot Inc.	2.500%	4/15/27	5,000	5,446
	Home Depot Inc.	2.800%	9/14/27	14,340	15,862
	Home Depot Inc.	3.900%	12/6/28	10,000	11,931
	Home Depot Inc.	2.950%	6/15/29	21,000	23,755
	Mastercard Inc.	3.375%	4/1/24	9,000	9,904
	Mastercard Inc.	2.000%	3/3/25	32,500	34,621
	Mastercard Inc.	2.950%	11/21/26	24,315	27,347
	Mastercard Inc.	2.950%	6/1/29	11,000	12,413
	Target Corp.	2.250%	4/15/25	3,500	3,742
	Target Corp.	3.375%	4/15/29	4,500	5,225
	Target Corp.	2.350%	2/15/30	10,000	10,816
	Target Corp.	2.650%	9/15/30	10,000	11,179
	TJX Cos. Inc.	2.500%	5/15/23	1,100	1,153

Institutional Intermediate-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
TJX Cos. Inc.	3.500%	4/15/25	9,920	11,062
TJX Cos. Inc.	2.250%	9/15/26	7,870	8,386
TJX Cos. Inc.	3.875%	4/15/30	10,000	11,825
Toyota Motor Credit Corp.	3.000%	4/1/25	8,000	8,760
Toyota Motor Credit Corp.	1.150%	8/13/27	20,000	19,958
Toyota Motor Credit Corp.	3.650%	1/8/29	20,000	23,386
Visa Inc.	3.150%	12/14/25	36,090	40,295
Visa Inc.	1.900%	4/15/27	15,000	15,877
Visa Inc.	2.050%	4/15/30	30,000	32,107
Walmart Inc.	2.850%	7/8/24	2,100	2,281
Walmart Inc.	2.650%	12/15/24	5,550	6,003
Walmart Inc.	3.700%	6/26/28	5,411	6,380
Walmart Inc.	3.250%	7/8/29	16,952	19,750

Consumer Noncyclical (3.5%)
Abbott Laboratories	2.950%	3/15/25	12,405	13,547
Abbott Laboratories	1.400%	6/30/30	7,500	7,522
Ascension Health	2.532%	11/15/29	2,500	2,704
Bristol-Myers Squibb Co.	2.750%	2/15/23	24,000	25,273
Bristol-Myers Squibb Co.	2.900%	7/26/24	61,181	66,349
Bristol-Myers Squibb Co.	3.875%	8/15/25	23,838	27,345
Bristol-Myers Squibb Co.	3.200%	6/15/26	33,439	37,302
Bristol-Myers Squibb Co.	3.900%	2/20/28	9,949	11,691
Bristol-Myers Squibb Co.	3.400%	7/26/29	39,025	45,554
Brown-Forman Corp.	2.250%	1/15/23	5,000	5,139
Coca-Cola Co.	1.750%	9/6/24	3,000	3,135
Coca-Cola Co.	2.950%	3/25/25	5,000	5,492
Coca-Cola Co.	2.550%	6/1/26	4,300	4,731
Coca-Cola Co.	3.375%	3/25/27	12,000	13,745
Coca-Cola Co.	1.000%	3/15/28	29,425	29,376
Eli Lilly & Co.	2.750%	6/1/25	3,771	4,114
Eli Lilly & Co.	3.375%	3/15/29	8,803	10,165
Estee Lauder Cos. Inc.	2.375%	12/1/29	4,750	5,108
Gilead Sciences Inc.	2.500%	9/1/23	12,100	12,729
Gilead Sciences Inc.	3.700%	4/1/24	20,617	22,576
Gilead Sciences Inc.	3.500%	2/1/25	19,025	21,025
Gilead Sciences Inc.	3.650%	3/1/26	22,573	25,435
GlaxoSmithKline Capital Inc.	3.875%	5/15/28	2,500	2,972
GlaxoSmithKline Capital plc	2.875%	6/1/22	3,075	3,195
GlaxoSmithKline Capital plc	3.000%	6/1/24	21,524	23,258
GlaxoSmithKline Capital plc	3.375%	6/1/29	25,000	28,838
Hershey Co.	2.050%	11/15/24	9,000	9,540
Hershey Co.	2.450%	11/15/29	10,000	10,969
Hershey Co.	1.700%	6/1/30	5,000	5,136
Johnson & Johnson	2.950%	3/3/27	2,385	2,674
Johnson & Johnson	0.950%	9/1/27	15,000	15,004
Johnson & Johnson	2.900%	1/15/28	10,400	11,689
Johnson & Johnson	1.300%	9/1/30	7,000	7,060
Kaiser Foundation Hospitals	3.500%	4/1/22	1,235	1,291
Kaiser Foundation Hospitals	3.150%	5/1/27	965	1,081
Kimberly-Clark Corp.	2.650%	3/1/25	6,906	7,464
Kimberly-Clark Corp.	3.050%	8/15/25	5,860	6,500
Kimberly-Clark Corp.	1.050%	9/15/27	10,000	10,071
Kimberly-Clark Corp.	3.100%	3/26/30	10,507	12,017

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[6]	Mars Inc.	0.875%	7/16/26	10,000	9,942
	Medtronic Inc.	3.500%	3/15/25	39,030	43,970
	Merck & Co. Inc.	2.750%	2/10/25	9,200	9,989
	Merck & Co. Inc.	3.400%	3/7/29	25,000	29,082
	Merck & Co. Inc.	1.450%	6/24/30	19,550	19,810
	Mercy Health	4.302%	7/1/28	7,000	7,984
[6]	Nestle Holdings Inc.	3.350%	9/24/23	15,000	16,233
[6]	Nestle Holdings Inc.	1.000%	9/15/27	24,160	24,059
	Novartis Capital Corp.	1.750%	2/14/25	4,000	4,186
	Novartis Capital Corp.	2.000%	2/14/27	15,000	15,892
	Novartis Capital Corp.	2.200%	8/14/30	39,962	42,970
	PepsiCo Inc.	2.850%	2/24/26	6,674	7,385
	PepsiCo Inc.	2.375%	10/6/26	5,000	5,436
	PepsiCo Inc.	2.625%	3/19/27	14,500	15,906
	PepsiCo Inc.	2.625%	7/29/29	1,720	1,899
	Pfizer Inc.	3.400%	5/15/24	14,095	15,481
	Pfizer Inc.	2.750%	6/3/26	3,050	3,375
	Pfizer Inc.	3.000%	12/15/26	16,817	18,949
	Pfizer Inc.	3.450%	3/15/29	13,000	15,200
	Pfizer Inc.	2.625%	4/1/30	8,500	9,431
	Pfizer Inc.	1.700%	5/28/30	12,500	12,858
	Philip Morris International Inc.	1.125%	5/1/23	5,000	5,076
	Philip Morris International Inc.	2.875%	5/1/24	4,500	4,819
	Philip Morris International Inc.	1.500%	5/1/25	10,000	10,309
	Philip Morris International Inc.	3.125%	8/17/27	5,000	5,588
	Philip Morris International Inc.	2.100%	5/1/30	5,000	5,138
	Procter & Gamble Co.	2.450%	11/3/26	4,250	4,689
	Procter & Gamble Co.	2.850%	8/11/27	2,000	2,246
	Providence St. Joseph Health Obligated Group	2.746%	10/1/26	300	325
	Providence St. Joseph Health Obligated Group	2.532%	10/1/29	5,000	5,321
[6]	Reckitt Benckiser Treasury Services plc	2.375%	6/24/22	1,150	1,183
[6]	Reckitt Benckiser Treasury Services plc	2.750%	6/26/24	5,000	5,330
[6]	Reckitt Benckiser Treasury Services plc	3.000%	6/26/27	25,000	27,735
[6]	Roche Holdings Inc.	2.625%	5/15/26	2,000	2,202
	Sanofi	4.000%	3/29/21	7,000	7,130
	SSM Health Care Corp.	3.688%	6/1/23	13,650	14,683
	Unilever Capital Corp.	2.600%	5/5/24	24,425	26,146
	Unilever Capital Corp.	2.125%	9/6/29	21,050	22,271

	Energy (1.5%)
	BP Capital Markets America Inc.	4.500%	10/1/20	3,575	3,575
	BP Capital Markets America Inc.	4.742%	3/11/21	915	933
	BP Capital Markets America Inc.	3.245%	5/6/22	9,875	10,308
	BP Capital Markets America Inc.	2.750%	5/10/23	10,080	10,624
	BP Capital Markets America Inc.	3.790%	2/6/24	5,950	6,507
	BP Capital Markets America Inc.	3.224%	4/14/24	8,400	9,056
	BP Capital Markets America Inc.	3.194%	4/6/25	8,475	9,312
	BP Capital Markets America Inc.	3.796%	9/21/25	4,935	5,569
	BP Capital Markets America Inc.	3.119%	5/4/26	19,465	21,457
	BP Capital Markets America Inc.	3.017%	1/16/27	2,630	2,879
	BP Capital Markets America Inc.	1.749%	8/10/30	8,930	8,893
	BP Capital Markets plc	3.561%	11/1/21	2,387	2,467
	BP Capital Markets plc	3.062%	3/17/22	4,000	4,150
	BP Capital Markets plc	3.994%	9/26/23	1,000	1,098

Institutional Intermediate-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
BP Capital Markets plc	3.814%	2/10/24	35,250	38,676
BP Capital Markets plc	3.535%	11/4/24	8,740	9,648
BP Capital Markets plc	3.506%	3/17/25	13,535	15,054
BP Capital Markets plc	3.279%	9/19/27	7,530	8,354
BP Capital Markets plc	3.723%	11/28/28	2,095	2,396
Chevron Corp.	1.141%	5/11/23	19,620	19,983
Chevron Corp.	1.554%	5/11/25	28,175	29,123
Chevron Corp.	1.995%	5/11/27	11,600	12,243
Chevron USA Inc.	0.687%	8/12/25	4,030	4,013
Chevron USA Inc.	1.018%	8/12/27	3,920	3,901
ConocoPhillips Co.	4.950%	3/15/26	17,605	21,016
Exxon Mobil Corp.	1.571%	4/15/23	10,000	10,278
Exxon Mobil Corp.	2.992%	3/19/25	33,865	37,072
Exxon Mobil Corp.	2.275%	8/16/26	10,000	10,694
Schlumberger Finance Canada Ltd.	1.400%	9/17/25	4,350	4,389
Shell International Finance BV	3.500%	11/13/23	8,102	8,811
Shell International Finance BV	2.375%	4/6/25	4,640	4,951
Shell International Finance BV	3.250%	5/11/25	22,255	24,592
Shell International Finance BV	2.875%	5/10/26	2,805	3,105
Shell International Finance BV	2.375%	11/7/29	29,195	30,798
Total Capital Canada Ltd.	2.750%	7/15/23	8,599	9,137
Total Capital International SA	3.700%	1/15/24	7,867	8,628
Total Capital International SA	2.434%	1/10/25	11,830	12,570
Total Capital International SA	3.455%	2/19/29	3,250	3,731
Total Capital International SA	2.829%	1/10/30	19,635	21,679
Total Capital SA	4.125%	1/28/21	895	905

Other Industrial (0.0%)
Yale University	1.482%	4/15/30	6,000	6,089

Technology (2.1%)
Adobe Inc.	2.150%	2/1/27	47,105	50,504
Alphabet Inc.	0.800%	8/15/27	25,000	24,826
Alphabet Inc.	1.100%	8/15/30	11,180	11,082
Apple Inc.	3.000%	2/9/24	11,675	12,571
Apple Inc.	3.450%	5/6/24	6,000	6,612
Apple Inc.	2.850%	5/11/24	9,045	9,741
Apple Inc.	2.750%	1/13/25	9,240	10,018
Apple Inc.	2.500%	2/9/25	3,430	3,699
Apple Inc.	1.125%	5/11/25	7,000	7,152
Apple Inc.	3.200%	5/13/25	5,635	6,290
Apple Inc.	3.250%	2/23/26	13,092	14,720
Apple Inc.	2.450%	8/4/26	7,245	7,893
Apple Inc.	2.050%	9/11/26	8,000	8,554
Apple Inc.	3.350%	2/9/27	13,158	15,004
Apple Inc.	3.000%	6/20/27	6,920	7,785
Apple Inc.	2.900%	9/12/27	20,825	23,369
Apple Inc.	3.000%	11/13/27	6,280	7,096
Intel Corp.	3.400%	3/25/25	27,000	30,170
Intel Corp.	3.700%	7/29/25	10,000	11,336
Intel Corp.	2.600%	5/19/26	4,615	5,057
Intel Corp.	3.750%	3/25/27	4,660	5,431
Intel Corp.	2.450%	11/15/29	21,350	23,225
International Business Machines Corp.	3.000%	5/15/24	6,703	7,261

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	International Business Machines Corp.	3.450%	2/19/26	2,500	2,830
	International Business Machines Corp.	3.300%	5/15/26	61,085	68,822
	International Business Machines Corp.	3.500%	5/15/29	19,985	23,102
	Intuit Inc.	0.950%	7/15/25	3,400	3,432
	Microsoft Corp.	2.875%	2/6/24	17,090	18,376
	Microsoft Corp.	2.700%	2/12/25	1,175	1,275
	Microsoft Corp.	3.125%	11/3/25	2,365	2,644
	Microsoft Corp.	2.400%	8/8/26	10,825	11,790
	Microsoft Corp.	3.300%	2/6/27	6,830	7,808
	NVIDIA Corp.	2.850%	4/1/30	5,000	5,632
	Oracle Corp.	2.500%	5/15/22	9,010	9,286
	Oracle Corp.	2.400%	9/15/23	750	789
	Oracle Corp.	3.400%	7/8/24	10,000	10,937
	Oracle Corp.	2.950%	11/15/24	21,704	23,563
	Oracle Corp.	2.950%	5/15/25	5,140	5,595
	Oracle Corp.	2.650%	7/15/26	5,115	5,582
	Oracle Corp.	3.250%	11/15/27	14,885	16,812
	Oracle Corp.	2.950%	4/1/30	5,000	5,576
	QUALCOMM Inc.	3.250%	5/20/27	10,570	11,846
[6]	QUALCOMM Inc.	1.300%	5/20/28	25,188	25,032
[6]	QUALCOMM Inc.	1.650%	5/20/32	36,117	35,755
	Texas Instruments Inc.	2.625%	5/15/24	2,980	3,196
	Texas Instruments Inc.	2.250%	9/4/29	10,000	10,716
	Texas Instruments Inc.	1.750%	5/4/30	9,245	9,502

	Transportation (0.2%)
	Burlington Northern Santa Fe LLC	3.750%	4/1/24	1,265	1,395
	Burlington Northern Santa Fe LLC	3.400%	9/1/24	6,310	6,932
	Burlington Northern Santa Fe LLC	3.000%	4/1/25	1,175	1,291
	Burlington Northern Santa Fe LLC	3.650%	9/1/25	3,915	4,453
	Burlington Northern Santa Fe LLC	3.250%	6/15/27	8,535	9,716
[4]	CSX Transportation Inc.	6.251%	1/15/23	972	1,083
	United Parcel Service Inc.	2.500%	4/1/23	5,941	6,232
	United Parcel Service Inc.	2.200%	9/1/24	7,175	7,597
	United Parcel Service Inc.	2.800%	11/15/24	5,000	5,433
	United Parcel Service Inc.	3.400%	3/15/29	5,000	5,774
					3,430,582
Utilities (2.2%)
	Electric (2.2%)
	AEP Transmission Co. LLC	3.100%	12/1/26	8,040	9,046
	Ameren Illinois Co.	2.700%	9/1/22	2,047	2,113
	Arizona Public Service Co.	2.600%	8/15/29	5,575	5,995
	Baltimore Gas & Electric Co.	2.800%	8/15/22	950	984
	Berkshire Hathaway Energy Co.	2.800%	1/15/23	4,455	4,672
	Berkshire Hathaway Energy Co.	3.750%	11/15/23	16,200	17,661
[6]	Berkshire Hathaway Energy Co.	4.050%	4/15/25	6,070	6,918
	Berkshire Hathaway Energy Co.	3.250%	4/15/28	8,975	10,109
	CenterPoint Energy Houston Electric LLC	2.250%	8/1/22	1,460	1,496
	Commonwealth Edison Co.	3.400%	9/1/21	9,800	10,002
	Commonwealth Edison Co.	2.550%	6/15/26	3,480	3,801
	Connecticut Light & Power Co.	3.200%	3/15/27	21,650	24,203
	DTE Electric Co.	2.650%	6/15/22	10,112	10,431
	DTE Electric Co.	3.650%	3/15/24	8,453	9,249
	DTE Electric Co.	3.375%	3/1/25	380	421

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	DTE Electric Co.	2.250%	3/1/30	11,838	12,534
	DTE Electric Co.	2.625%	3/1/31	13,760	15,100
	Duke Energy Carolinas LLC	2.950%	12/1/26	7,000	7,806
	Duke Energy Carolinas LLC	2.450%	8/15/29	7,430	8,049
	Duke Energy Florida LLC	3.200%	1/15/27	17,632	19,870
	Duke Energy Florida LLC	3.800%	7/15/28	7,415	8,698
	Duke Energy Florida LLC	2.500%	12/1/29	21,525	23,337
	Duke Energy Progress LLC	3.375%	9/1/23	2,500	2,688
	Duke Energy Progress LLC	3.250%	8/15/25	6,611	7,287
	Duke Energy Progress LLC	3.700%	9/1/28	12,100	14,098
	Duke Energy Progress LLC	3.450%	3/15/29	1,520	1,756
	Entergy Arkansas Inc.	3.700%	6/1/24	6,213	6,815
	Entergy Arkansas Inc.	3.500%	4/1/26	10,288	11,646
	Entergy Gulf States Louisiana LLC	5.590%	10/1/24	8,675	10,262
	Entergy Louisiana LLC	3.300%	12/1/22	1,450	1,529
	Entergy Louisiana LLC	4.050%	9/1/23	1,075	1,173
	Entergy Louisiana LLC	2.400%	10/1/26	5,560	5,996
	Entergy Louisiana LLC	3.120%	9/1/27	15,550	17,303
	Florida Power & Light Co.	2.850%	4/1/25	28,718	31,489
	Georgia Power Co.	2.850%	5/15/22	1,820	1,885
	MidAmerican Energy Co.	3.100%	5/1/27	2,640	2,959
	MidAmerican Energy Co.	3.650%	4/15/29	2,010	2,377
	National Rural Utilities Cooperative Finance Corp.	2.700%	2/15/23	3,375	3,539
	National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	4,350	4,658
	National Rural Utilities Cooperative Finance Corp.	3.400%	2/7/28	9,675	11,152
	National Rural Utilities Cooperative Finance Corp.	3.700%	3/15/29	12,935	15,215
	National Rural Utilities Cooperative Finance Corp.	2.400%	3/15/30	10,260	11,152
	Nevada Power Co.	2.400%	5/1/30	8,360	8,978
	NSTAR Electric Co.	2.375%	10/15/22	5,490	5,681
	Oncor Electric Delivery Co. LLC	2.750%	6/1/24	20,000	21,444
	Oncor Electric Delivery Co. LLC	2.950%	4/1/25	5,580	6,086
[6]	Oncor Electric Delivery Co. LLC	0.550%	10/1/25	34,000	33,819
	Oncor Electric Delivery Co. LLC	3.700%	11/15/28	4,000	4,709
	Oncor Electric Delivery Co. LLC	2.750%	5/15/30	4,750	5,291
	PacifiCorp	3.600%	4/1/24	7,640	8,410
	PacifiCorp	3.500%	6/15/29	27,904	32,276
	Potomac Electric Power Co.	3.600%	3/15/24	4,925	5,389
	Public Service Electric & Gas Co.	3.250%	9/1/23	1,560	1,685
	Public Service Electric & Gas Co.	3.000%	5/15/25	8,385	9,174
	Public Service Electric & Gas Co.	2.250%	9/15/26	5,000	5,391
	Public Service Electric & Gas Co.	3.000%	5/15/27	5,430	5,998
	Public Service Electric & Gas Co.	3.700%	5/1/28	1,980	2,316
	Public Service Electric & Gas Co.	3.650%	9/1/28	2,275	2,655
	Public Service Electric & Gas Co.	2.450%	1/15/30	7,500	8,141
	Southwestern Public Service Co.	3.300%	6/15/24	14,881	16,093
	Union Electric Co.	2.950%	6/15/27	1,177	1,300
	Union Electric Co.	2.950%	3/15/30	15,000	16,790
	Virginia Electric & Power Co.	2.950%	1/15/22	8,540	8,742
	Virginia Electric & Power Co.	2.750%	3/15/23	2,515	2,630

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Virginia Electric & Power Co.	3.450%	2/15/24	1,730	1,865
	Virginia Electric & Power Co.	3.100%	5/15/25	6,210	6,790
	Virginia Electric & Power Co.	3.150%	1/15/26	5,700	6,314
	Virginia Electric & Power Co.	2.950%	11/15/26	10,000	11,137
	Virginia Electric & Power Co.	3.500%	3/15/27	6,260	7,135
	Westar Energy Inc.	2.550%	7/1/26	13,385	14,526

	Natural Gas (0.0%)
	Atmos Energy Corp.	3.000%	6/15/27	2,835	3,137
					641,376
Total Corporate Bonds (Cost $8,631,914)					9,100,428
Sovereign Bonds (4.4%)
[6]	Banco del Estado de Chile	2.668%	1/8/21	1,175	1,178
[6]	Banco del Estado de Chile	2.704%	1/9/25	9,000	9,452
[6]	Bermuda	4.138%	1/3/23	2,700	2,852
	Bermuda	4.138%	1/3/23	1,150	1,216
	Bermuda	4.854%	2/6/24	6,751	7,426
[6]	Bermuda	4.854%	2/6/24	3,206	3,518
[4]	Bermuda	3.717%	1/25/27	8,089	8,963
[4]	Bermuda	4.750%	2/15/29	1,750	2,112
[4,6]	Bermuda	2.375%	8/20/30	15,000	15,238
[6]	BNG Bank NV	2.125%	12/14/20	13,001	13,040
[6]	BNG Bank NV	1.500%	10/16/24	25,000	26,048
[6]	CDP Financial Inc.	3.150%	7/24/24	1,519	1,668
	CDP Financial Inc.	3.150%	7/24/24	20,000	21,947
[6]	CDP Financial Inc.	0.875%	6/10/25	40,000	40,474
	CNOOC Curtis Funding No 1 Pty Ltd.	4.500%	10/3/23	600	658
	CNOOC Finance 2013 Ltd.	3.000%	5/9/23	5,000	5,243
	CNOOC Finance 2015 USA LLC	3.750%	5/2/23	30,069	32,070
	CNOOC Finance 2015 USA LLC	4.375%	5/2/28	5,575	6,521
	CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	17,610	19,495
[6]	CNPC General Capital Ltd.	3.400%	4/16/23	1,000	1,056
	Corporacion Nacional del Cobre de Chile	4.500%	9/16/25	2,382	2,682
	Corporacion Andina de Fomento	4.375%	6/15/22	6,291	6,637
[6]	CPPIB Capital Inc.	2.250%	1/25/22	58,500	60,027
[6,7]	Development Bank of Japan Inc.	3.125%	9/6/23	12,000	12,926
	Development Bank of Japan Inc.	2.750%	9/16/25	8,500	9,362
[6,8]	Dexia Credit Local SA	1.875%	9/15/21	15,000	15,205
[6]	Dexia Credit Local SA	2.375%	9/20/22	16,910	17,461
[6]	Dexia Credit Local SA	3.250%	9/26/23	70,000	75,610
[6]	Electricite de France SA	2.350%	10/13/20	1,825	1,825
[6]	Emirate of Abu Dhabi	2.125%	9/30/24	34,200	35,650
[6]	Emirate of Abu Dhabi	2.500%	4/16/25	33,599	35,525
	Emirate of Abu Dhabi	3.125%	10/11/27	7,030	7,802
	Equinor ASA	3.150%	1/23/22	8,000	8,280
	Equinor ASA	2.450%	1/17/23	1,904	1,990
	Equinor ASA	3.700%	3/1/24	7,000	7,716
	Export-Import Bank of Korea	4.000%	1/29/21	2,800	2,831
	Export-Import Bank of Korea	2.500%	5/10/21	5,000	5,062
	Export-Import Bank of Korea	1.875%	10/21/21	10,000	10,140
	Export-Import Bank of Korea	3.000%	11/1/22	2,000	2,100
	Export-Import Bank of Korea	2.375%	6/25/24	18,000	19,027
	Export-Import Bank of Korea	3.250%	11/10/25	10,000	11,166

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Export-Import Bank of Korea	2.625%	5/26/26	2,000	2,180
[6]	Harvest Operations Corp.	4.200%	6/1/23	8,000	8,700
	Hydro-Quebec	8.050%	7/7/24	470	591
	IDB Trust Services Ltd.	2.393%	4/12/22	25,624	26,293
[7]	Japan Bank for International Cooperation	2.125%	11/16/20	27,100	27,141
[7]	Japan Bank for International Cooperation	3.375%	10/31/23	10,000	10,884
[7]	Japan Bank for International Cooperation	2.500%	5/23/24	20,000	21,443
	Kingdom of Saudi Arabia	2.375%	10/26/21	6,500	6,602
	Korea Development Bank	2.500%	1/13/21	6,000	6,030
	Korea Development Bank	4.625%	11/16/21	605	631
	Korea Development Bank	3.375%	3/12/23	30,000	31,946
	Korea Development Bank	2.125%	10/1/24	33,000	34,638
[6]	Korea East-West Power Co. Ltd.	1.750%	5/6/25	15,000	15,519
	Korea Hydro & Nuclear Power Co. Ltd.	4.750%	7/13/21	9,984	10,297
[9]	KSA Sukuk Ltd.	3.628%	4/20/27	17,930	19,834
	Malaysia Sovereign Sukuk Bhd.	3.043%	4/22/25	510	555
	MDGH - GMTN BV	2.750%	5/11/23	5,000	5,205
	MDGH - GMTN BV	2.500%	11/7/24	624	653
[6]	Ontario Teachers’ Cadillac Fairview Properties Trust	3.125%	3/20/22	20,096	20,568
[6]	Ontario Teachers’ Cadillac Fairview Properties Trust	3.875%	3/20/27	6,600	7,206
[6]	Ontario Teachers’ Cadillac Fairview Properties Trust	4.125%	2/1/29	24,580	27,733
[6]	Ontario Teachers’ Finance Trust	1.250%	9/27/30	45,000	45,018
[6]	Petronas Capital Ltd.	3.500%	4/21/30	1,993	2,235
	Province of Manitoba	2.100%	9/6/22	2,100	2,168
	Province of Ontario	1.050%	5/21/27	25,000	25,220
	Province of Quebec	2.750%	8/25/21	10,150	10,366
	Province of Quebec	2.375%	1/31/22	15,700	16,129
	Province of Quebec	7.500%	7/15/23	2,065	2,454
	Province of Quebec	7.125%	2/9/24	2,674	3,247
	Province of Quebec	2.750%	4/12/27	4,730	5,310
[10]	Republic of Chile	1.625%	1/30/25	9,387	11,675
[4]	Republic of Chile	3.240%	2/6/28	11,616	12,890
	Republic of Latvia	5.250%	6/16/21	2,000	2,064
	Republic of Lithuania	6.125%	3/9/21	58,266	59,683
	Republic of Lithuania	6.625%	2/1/22	16,800	18,132
	Republic of Poland	5.125%	4/21/21	10,910	11,183
	Republic of Poland	5.000%	3/23/22	30,837	32,984
	Republic of Poland	3.000%	3/17/23	1,921	2,035
	Republic of Slovenia	5.500%	10/26/22	3,385	3,721
	Republic of Slovenia	5.250%	2/18/24	18,841	21,582
[6]	SABIC Capital II BV	4.000%	10/10/23	17,612	18,931
	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	888	972
	Sinopec Group Overseas Development 2014 Ltd.	4.375%	4/10/24	288	318
	Sinopec Group Overseas Development 2015 Ltd.	3.250%	4/28/25	304	328
[6]	Slovak Republic	4.375%	5/21/22	2,500	2,662
	Slovak Republic	4.375%	5/21/22	706	752
	State Grid Overseas Investment 2013 Ltd.	3.125%	5/22/23	800	843
	State Grid Overseas Investment 2016 Ltd.	2.750%	5/4/22	12,340	12,673

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	State Grid Overseas Investment 2016 Ltd.	3.500%	5/4/27	7,920	8,832
	State of Israel	2.750%	7/3/30	50,000	55,193
	State of Kuwait	2.750%	3/20/22	4,740	4,864
	State of Kuwait	3.500%	3/20/27	8,019	9,019
	State of Qatar	4.500%	1/20/22	29,000	30,355
	State of Qatar	3.875%	4/23/23	2,501	2,684
	State of Qatar	3.400%	4/16/25	6,960	7,623
	State of Qatar	3.250%	6/2/26	3,600	3,959
	State of Qatar	4.500%	4/23/28	1,316	1,573
	State of Qatar	4.000%	3/14/29	4,305	5,026
[6]	Temasek Financial I Ltd.	2.375%	1/23/23	2,000	2,083
[6]	Temasek Financial I Ltd.	3.625%	8/1/28	20,000	23,673
Total Sovereign Bonds (Cost $1,273,152)					1,334,307
Taxable Municipal Bonds (1.1%)
	California GO	2.650%	4/1/26	50,000	54,677
	City of New York NY	2.330%	10/1/29	5,000	5,241
	Dallas TX Waterworks & Sewer System Revenue	2.589%	10/1/27	1,450	1,589
	Florida State Board of Administration Finance Corp.	1.705%	7/1/27	75,000	76,096
	Florida State Board of Administration Finance Corp.	2.154%	7/1/30	55,000	55,708
	New York NY GO	3.750%	6/1/28	1,020	1,132
	Regents of the University of California Revenue	3.063%	7/1/25	3,430	3,790
	Texas GO	2.531%	10/1/23	480	512
	University of California	1.316%	5/15/27	25,000	25,267
	University of California	3.349%	7/1/29	48,635	55,891
	University of California	1.614%	5/15/30	34,665	34,739
[11]	Wisconsin GO	5.700%	5/1/26	2,585	3,057
Total Taxable Municipal Bonds (Cost $310,411)					317,699

Institutional Intermediate-Term Bond Fund

			Market
			Value•
	Coupon	Shares	($000)
Temporary Cash Investment (4.1%)
Money Market Fund (4.1%)
[12] Vanguard Market Liquidity Fund (Cost $1,227,305)	0.117%	12,273,089	1,227,309
Total Investments (110.1%) (Cost $32,094,671)			33,087,117
Other Assets and Liabilities—Net (-10.1%)			(3,037,967)
Net Assets (100%)			30,049,150

Cost is in $000.

•	See Note A in Notes to Financial Statements.

¤	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of September 30, 2020.

§	Security value determined using significant unobservable inputs.

1	Securities with a value of $21,256,000 have been segregated as initial margin for open futures contracts.

2	Securities with a value of $7,687,000 have been segregated as initial margin for open centrally cleared swap contracts.

3	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

5	Variable rate security; rate shown is effective rate at period end. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.

6	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the aggregate value of these securities was $2,334,110,000, representing 7.8% of net assets.

7	Guaranteed by the Government of Japan.

8	Guaranteed by multiple countries.

9	Guaranteed by the Kingdom of Saudi Arabia.

10	Face amount denominated in euro.

11	Scheduled principal and interest payments are guaranteed by Assured Guaranty Municipal Corporation.

12	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

12M—12-month.

1M—1-month.

1YR—1-year.

3M—3-month.

CMT—Constant Maturing Treasury Rate.

GO—General Obligation Bond.

LIBOR—London Interbank Offered Rate.

REMICS—Real Estate Mortgage Investment Conduits.

UMBS—Uniform Mortgage-Backed Securities.

Institutional Intermediate-Term Bond Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2020	4,756	663,611	1,426
5-Year U.S. Treasury Note	December 2020	4,653	586,423	(170)
				1,256

Short Futures Contracts
Ultra 10-Year U.S. Treasury Note	December 2020	(5,562)	(889,485)	409
2-Year U.S. Treasury Note	December 2020	(2,426)	(536,051)	(189)
30-Year U.S. Treasury Bond	December 2020	(880)	(155,128)	330
Ultra Long U.S. Treasury Bond	December 2020	(252)	(55,897)	344
Euro-Bobl	December 2020	(61)	(9,667)	(3)
				891
				2,147

Forward Currency Contracts
	Contract					Unrealized	Unrealized
	Settlement		Contract Amount (000)			Appreciation	(Depreciation)
Counterparty	Date		Receive		Deliver	($000)	($000)
Deutsche Bank AG	10/30/20	USD	11,154	EUR	9,597	—	(105)
Royal Bank of Canada	10/30/20	USD	10	EUR	9	—	—
J.P. Morgan Securities LLC	10/30/20	USD	4	EUR	3	—	—
						—	(105)

EUR—euro.

USD—U.S. dollar.

Institutional Intermediate-Term Bond Fund

Over-the-Counter Credit Default Swaps
						Remaining
				Periodic		Up-Front
				Premium		Premium
			Notional	Received		Paid	Unrealized	Unrealized
Reference	Termination		Amount	(Paid)[1]	Value	(Received)	Appreciation	(Depreciation)
Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)	($000)
Credit Protection Sold/Moody’s Rating
America Movil/ A3	6/20/23	BARC	6,200	1.000	5	(61)	66	—
Federation of Malaysia/A2	12/25/25	GSI	14,250	1.000	314	371	—	(57)
Republic of Chile/Aa3	12/22/25	MSCS	11,800	1.000	185	133	52	—
					504	443	118	(57)

Credit Protection Purchased
State of Qatar	6/20/22	BOANA	4,080	(1.000)	(60)	17	—	(77)
State of Qatar	6/20/22	CITNA	7,920	(1.000)	(116)	32	—	(148)
					(176)	49	—	(225)
					328	492	118	(282)

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

1 Periodic premium received/paid quarterly.

BARC—Barclays Bank plc.

BOANA—Bank of America, N.A.

CITNA—Citibank N.A.

GSI—Goldman Sachs International.

MSCS—Morgan Stanley Capital Services LLC.

Institutional Intermediate-Term Bond Fund

Centrally Cleared Interest Rate Swaps
			Fixed	Floating
			Interest	Interest
			Rate	Rate		Unrealized
	Future	Notional	Received	Received		Appreciation
	Effective	Amount	(Paid)[2]	(Paid)[3]	Value	(Depreciation)
Termination Date	Date	($000)	(%)	(%)	($000)	($000)
12/16/22	12/16/20[1]	213,068	(0.000)	0.000	101	26
12/16/23	12/16/20[1]	136,514	(0.000)	0.000	136	13
12/16/24	12/16/20[1]	65,940	(0.000)	0.000	194	15
12/16/25	12/16/20[1]	41,881	(0.250)	0.000	(234)	26
12/16/27	12/16/20[1]	44,240	(0.250)	0.000	113	22
					310	102

1	Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.

2	Fixed interest payment received/paid annually.

3	Based on Secured Overnight Financing Rate (SOFR) as of the most recent payment date. Floating interest payment received/paid semiannually.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund

Statement of Assets and Liabilities

As of September 30, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $30,867,366)	31,859,808
Affiliated Issuers (Cost $1,227,305)	1,227,309
Total Investments in Securities	33,087,117
Investment in Vanguard	1,223
Foreign Currency, at Value (Cost $4)	4
Receivables for Investment Securities Sold	3,609,329
Receivables for Accrued Income	115,704
Swap Premiums Paid	553
Variation Margin Receivable—Futures Contracts	5,310
Variation Margin Receivable—Centrally Cleared Swap Contracts	56
Unrealized Appreciation—Over-the-Counter Swap Contracts	118
Total Assets	36,819,414
Liabilities
Due to Custodian	1,420
Payables for Investment Securities Purchased	6,766,555
Payables to Vanguard	311
Swap Premiums Received	61
Variation Margin Payable—Futures Contracts	1,525
Variation Margin Payable—Centrally Cleared Swap Contracts	5
Unrealized Depreciation—Forward Currency Contracts	105
Unrealized Depreciation—Over-the-Counter Swap Contracts	282
Total Liabilities	6,770,264
Net Assets	30,049,150

At September 30, 2020, net assets consisted of:

Paid-in Capital	28,795,373
Total Distributable Earnings (Loss)	1,253,777
Net Assets	30,049,150

Net Assets
Applicable to 1,236,050,385 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	30,049,150
Net Asset Value Per Share	$24.31

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund

Statement of Operations

Year Ended
September 30, 2020
($000)
Investment Income
Income
Interest[1]	577,453
Total Income	577,453
Expenses
The Vanguard Group—Note B
Investment Advisory Services	755
Management and Administrative	4,013
Marketing and Distribution	274
Custodian Fees	191
Auditing Fees	45
Trustees’ Fees and Expenses	15
Total Expenses	5,293
Net Investment Income	572,160
Realized Net Gain (Loss)
Investment Securities Sold[1]	238,461
Futures Contracts	129,005
Swap Contracts	(17,676)
Forward Currency Contracts	(786)
Foreign Currencies	870
Realized Net Gain (Loss)	349,874
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	603,141
Futures Contracts	2,010
Swap Contracts	2,535
Forward Currency Contracts	(105)
Foreign Currencies	5
Change in Unrealized Appreciation (Depreciation)	607,586
Net Increase (Decrease) in Net Assets Resulting from Operations	1,529,620

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $6,727,000, ($348,000), and ($28,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	572,160	521,184
Realized Net Gain (Loss)	349,874	101,880
Change in Unrealized Appreciation (Depreciation)	607,586	722,740
Net Increase (Decrease) in Net Assets Resulting from Operations	1,529,620	1,345,804
Distributions[1]
Total Distributions	(572,175)	(520,840)
Capital Share Transactions
Issued	7,567,141	4,088,563
Issued in Lieu of Cash Distributions	572,175	520,840
Redeemed	(953,323)	(55,172)
Net Increase (Decrease) from Capital Share Transactions	7,185,993	4,554,231
Total Increase (Decrease)	8,143,438	5,379,195
Net Assets
Beginning of Period	21,905,712	16,526,517
End of Period	30,049,150	21,905,712

1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$23.43	$22.39	$23.12	$23.79	$23.46
Investment Operations
Net Investment Income	.517[1]	.656[1]	.561[1]	.462[1]	.473
Net Realized and Unrealized Gain (Loss) on Investments	.880	1.034	(.736)	(.470)	.383
Total from Investment Operations	1.397	1.690	(.175)	(.008)	.856
Distributions
Dividends from Net Investment Income	(.517)	(.650)	(.555)	(.454)	(.473)
Distributions from Realized Capital Gains	—	—	—	(.208)	(.053)
Total Distributions	(.517)	(.650)	(.555)	(.662)	(.526)
Net Asset Value, End of Period	$24.31	$23.43	$22.39	$23.12	$23.79

Total Return	6.02%	7.66%	-0.75%	0.01%	3.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$30,049	$21,906	$16,527	$14,106	$9,821
Ratio of Total Expenses to Average Net Assets	0.02%	0.02%	0.02%	0.02%	0.02%
Ratio of Net Investment Income to Average Net Assets	2.16%	2.86%	2.48%	1.99%	2.02%
Portfolio Turnover Rate[2]	347%	323%	182%	253%	251%

1 Calculated based on average shares outstanding.

2 Includes 114%, 46%, 67%, 111%, and 67% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund

Notes to Financial Statements

Vanguard Institutional Intermediate-Term Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund has been established by Vanguard as an investment vehicle for certain collective trusts and other accounts managed by Vanguard or its affiliates and qualifying education savings plans. The fund is offered to investors who meet certain administrative and service criteria and invest a minimum of $10 million.

Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Institutional Intermediate-Term Bond Fund

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended September 30, 2020, the fund’s average investments in long and short futures contracts represented 9% and 3% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.

During the year ended September 30, 2020, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market.

Institutional Intermediate-Term Bond Fund

The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The fund enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of

Institutional Intermediate-Term Bond Fund

Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

During the year ended September 30, 2020, the fund’s average amounts of investments in credit protection sold and credit protection purchased each represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At September 30, 2020, counterparties had deposited in segregated accounts securities with a value of $2,228,000 and cash of $11,257,000 in connection with TBA transactions.

7. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities

Institutional Intermediate-Term Bond Fund

from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

9. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

10. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

Institutional Intermediate-Term Bond Fund

For the year ended September 30, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

11. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2020, the fund had contributed to Vanguard capital in the amount of $1,223,000, representing less than 0.01% of the fund’s net assets and 0.49% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.   Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Institutional Intermediate-Term Bond Fund

The following table summarizes the market value of the fund’s investments and derivatives as of September 30, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
U.S. Government and Agency Obligations	—	17,315,279	—	17,315,279
Asset-Backed/Commercial Mortgage- Backed Securities	—	3,757,769	34,326	3,792,095
Corporate Bonds	—	9,100,428	—	9,100,428
Sovereign Bonds	—	1,334,307	—	1,334,307
Taxable Municipal Bonds	—	317,699	—	317,699
Temporary Cash Investments	1,227,309	—	—	1,227,309
Total	1,227,309	31,825,482	34,326	33,087,117
Derivative Financial Instruments
Assets
Futures Contracts[1]	5,310	—	—	5,310
Swap Contracts	56[1]	118	—	174
Total	5,366	118	—	5,484
Liabilities
Futures Contracts[1]	1,525	—	—	1,525
Forward Currency Contracts	—	105	—	105
Swap Contracts	5[1]	282	—	287
Total	1,530	387	—	1,917

1 Represents variation margin on the last day of the reporting period.

Institutional Intermediate-Term Bond Fund

D.   At September 30, 2020, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

		Foreign
	Interest Rate	Exchange	Credit
	Contracts	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)	($000)
Swap Premiums Paid	—	—	553	553
Variation Margin Receivable—Futures Contracts	5,310	—	—	5,310
Variation Margin Receivable—Centrally Cleared Swap Contracts	56	—	—	56
Unrealized Appreciation—Over-the-Counter Swap Contracts	—	—	118	118
Total Assets	5,366	—	671	6,037

Swap Premiums Received	—	—	61	61
Variation Margin Payable—Futures Contracts	1,525	—	—	1,525
Variation Margin Payable—Centrally Cleared Swap Contracts	5	—	—	5
Unrealized Depreciation—Forward Currency Contracts	—	105	—	105
Unrealized Depreciation—Over-the-Counter Swap Contracts	—	—	282	282
Total Liabilities	1,530	105	343	1,978

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2020, were:

		Foreign
	Interest Rate	Exchange	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	129,005	—	—	129,005
Swap Contracts	(18,805)	—	1,129	(17,676)
Forward Currency Contracts	—	(786)	—	(786)
Realized Net Gain (Loss) on Derivatives	110,200	(786)	1,129	110,543

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	2,010	—	—	2,010
Swap Contracts	2,437	—	98	2,535
Forward Currency Contracts	—	(105)	—	(105)
Change in Unrealized Appreciation (Depreciation) on Derivatives	4,447	(105)	98	4,440

Institutional Intermediate-Term Bond Fund

E.   Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, distributions in connection with fund share redemptions, and swap agreements were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	3,354
Total Distributable Earnings (Loss)	(3,354)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	170,084
Undistributed Long-Term Gains	92,883
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	990,810

The tax character of distributions paid was as follows:

	Year Ended September 30,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	572,175	520,840
Long-Term Capital Gains	—	—
Total	572,175	520,840

* Includes short-term capital gains, if any.

Institutional Intermediate-Term Bond Fund

As of September 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	32,096,741
Gross Unrealized Appreciation	1,020,149
Gross Unrealized Depreciation	(29,343)
Net Unrealized Appreciation (Depreciation)	990,806

F.   During the year ended September 30, 2020, the fund purchased $8,786,539,000 of investment securities and sold $3,784,353,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $91,068,168,000 and $85,650,380,000, respectively.

G.   Capital shares issued and redeemed were:

	Year Ended September 30,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	316,998	176,418
Issued in Lieu of Cash Distributions	23,926	22,728
Redeemed	(39,686)	(2,385)
Net Increase (Decrease) in Shares Outstanding	301,238	196,761

H.   Management has determined that no events or transactions occurred subsequent to September 30, 2020, that would require recognition or disclosure in these financial statements.

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees of Vanguard Malvern Funds and Shareholders of Vanguard Institutional Short-Term Bond Fund and Vanguard Institutional Intermediate-Term Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Institutional Short-Term Bond Fund and Vanguard Institutional Intermediate-Term Bond Fund (two of the funds constituting Vanguard Malvern Funds, hereafter collectively referred to as the “Funds”) as of September 30, 2020, the related statements of operations for the year ended September 30, 2020, the statements of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2020 and each of the financial highlights for each of the five years in the period ended September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 17, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2020 tax information (unaudited) for Vanguard Institutional Short-Term Bond Fund

This information for the fiscal year ended September 30, 2020, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $16,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 75.9% of income dividends are interest-related dividends.

Special 2020 tax information (unaudited) for Vanguard Institutional Intermediate-Term Bond Fund

This information for the fiscal year ended September 30, 2020, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,188,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 82.3% of income dividends are interest-related dividends.

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. 1–3 Year Government/Credit ex Baa Index and Bloomberg Barclays U.S. Intermediate Aggregate ex Baa Index (Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Institutional Bond Funds and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Institutional Bond Funds. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Institutional Bond Funds. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Institutional Bond Funds or the owners of the Institutional Bond Funds.

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© 2020 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork- Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and comanaging partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

John Galloway

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

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Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

© 2020 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q4720 112020

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)       Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended September 30, 2020: $260,000
Fiscal Year Ended September 30, 2019: $298,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2020: $10,761,407
Fiscal Year Ended September 30, 2019: $9,568,215

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)        Audit-Related Fees.

Fiscal Year Ended September 30, 2020: $2,915,863
Fiscal Year Ended September 30, 2019: $3,012,031

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)       Tax Fees.

Fiscal Year Ended September 30, 2020: $247,168
Fiscal Year Ended September 30, 2019: $357,238

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)       All Other Fees.

Fiscal Year Ended September 30, 2020: $115,000
Fiscal Year Ended September 30, 2019: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)        (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)       For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)       Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2020: $362,168
Fiscal Year Ended September 30, 2019: $357,238

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)       For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MALVERN FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 17, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MALVERN FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 17, 2020

VANGUARD MALVERN FUNDS

BY:	/s/ JOHN BENDL*
JOHN BENDL
CHIEF FINANCIAL OFFICER

Date: November 17, 2020

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney  filed on October 23, 2020 (see File Number 2-52698), Incorporated by Reference.